UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

Solid Biosciences Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue, Third Floor

Charlestown, Massachusetts 02129

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On September 29, 2022, Solid Biosciences Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Greenland Merger Sub LLC, a Delaware limited liability corporation and a wholly owned subsidiary of the Company (“Transitory Subsidiary”), AavantiBio, Inc., a Delaware corporation (“AavantiBio”), and, solely in his capacity as equityholder representative, Doug Swirsky. The Merger Agreement provides for the acquisition of AavantiBio by the Company through the merger of Transitory Subsidiary into AavantiBio, with AavantiBio surviving as a wholly owned subsidiary of the Company (the “Merger”). AavantiBio is a privately-held gene therapy company focused on advancing innovative gene therapies in areas of high unmet medical need, including a lead program in Friedreich’s Ataxia, a rare inherited genetic disease that causes cardiac and central nervous system dysfunction.

At the effective time of the Merger, by virtue of the Merger and without any action on the part of the holders of capital stock of AavantiBio, all issued and outstanding shares of the preferred stock of AavantiBio will be converted into the right to receive, subject to certain adjustments based on AavantiBio’s indebtedness as of the closing, an aggregate, of (i) $1,000 and (ii) a number of shares of the Company’s common stock (the “Stock Consideration”) (rounded to the nearest whole share) equal to fifteen percent (15%) of outstanding shares of the Company’s common stock as of immediately prior to the closing of the Merger (and for the avoidance of doubt, before giving effect to the issuance of any securities pursuant to the Private Placement (as defined below)), calculated on a fully diluted basis using the treasury stock method (including, for clarity, calculated by disregarding any out-of-the-money outstanding stock options of the Company).

In connection with the Merger, the Company will prepare, file and mail a proxy statement and seek the approval of its stockholders to, among other things, issue the Stock Consideration issuable in connection with the Merger under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) (the “Company Voting Proposals”).

Each of the Company and AavantiBio has agreed to customary representations, warranties, covenants and indemnification rights in the Merger Agreement, including, among others, covenants relating to the conduct of their respective businesses during the period between the date of signing the Merger Agreement and the closing of the Merger, using its reasonable best efforts to cause the Merger to be consummated, non-solicitation of alternative acquisition proposals, and the conduct of their respective businesses during the period between the date of signing the Merger Agreement and the closing of the Merger. The Merger Agreement includes customary closing conditions, including regarding receipt of the required approvals by the parties’ stockholders, the accuracy of the representations and warranties, compliance by the parties with their respective covenants, and Nasdaq’s approval of the listing of the Stock Consideration.

The Merger Agreement contains certain termination rights of each of the Company and AavantiBio, including if the Company’s stockholders fail to adopt and approve the Company Voting Proposals. Upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay AavantiBio a termination fee of $310,000 and reimburse AavantiBio’s expenses up to a maximum of $750,000.

It is expected that, subject to and effective upon the closing of the Merger, Alexander (Bo) Cumbo, the current President and Chief Executive Officer of AavantiBio, will be appointed as the President and Chief Executive Officer of the Company, and Mr. Cumbo and Adam Koppel, Managing Director of Bain Capital Life Sciences, will join the board of directors (the “Board”) of the Company.

Support Agreements

Concurrently with the execution of the Merger Agreement, (i) certain stockholders of AavantiBio (solely in their respective capacities as AavantiBio stockholders) holding approximately 79% of the outstanding shares of AavantiBio capital stock entered into support agreements with the Company and AavantiBio to vote all of their shares of AavantiBio capital stock in favor of adoption of the Merger Agreement and against any alternative acquisition proposals (the “AavantiBio Support Agreements”) and (ii) certain stockholders of the Company holding approximately 29.8% of the outstanding shares of Company common stock entered into support agreements with the Company and AavantiBio to vote all of their shares of Company common stock in favor of the Company Voting Proposals and against any alternative acquisition proposals (the “Company Support Agreements”, and together with the AavantiBio Support Agreements, the “Support Agreements”).

Securities Purchase Agreement

On September 29, 2022, the Company entered into securities purchase agreements (the “Securities Purchase Agreement”) with several accredited investors (the “PIPE Investors”), pursuant to which the Company agreed to issue and sell to the PIPE Investors in a private placement an aggregate of 159,574,463 shares of the Company’s common stock (the “PIPE Shares”), at a price of $0.47 per PIPE Share (the “Private Placement”).

The Private Placement is expected to close immediately following the closing of the Merger (the date of closing, the “Closing Date”), subject to the satisfaction of specified customary closing conditions, including approval from the stockholders of the Company, and contingent upon, among other things, the closing of the Merger. The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $75.0 million, before deducting placement agent fees and estimated offering expenses payable by the Company.

The Company has granted the PIPE Investors indemnification rights with respect to its representations, warranties, covenants and agreements under the Securities Purchase Agreement.

In connection with the Private Placement, the Company will prepare, file and mail a proxy statement and seek the approval of its stockholders to, among other things, issue the PIPE Shares under the rules of Nasdaq.

Registration Rights Agreements

On September 29, 2022, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the PIPE Investors, pursuant to which the Company agreed to register for resale the PIPE Shares. On or prior to the closing of the Merger, each AavantioBio stockholder receiving Stock Consideration in the Merger may elect to become party to the Registration Rights Agreement (each such stockholder, together with the PIPE Investors, the “Registrable Holders”), in which case the Company will also register for resale the Stock Consideration. Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the PIPE Shares and any Stock Consideration within 60 days following the closing of the Private Placement (the “Filing Date”). The Company has agreed to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable and to keep such registration statement effective until the date the PIPE Shares and any Stock Consideration covered by such registration statement have been sold or cease to be registrable securities under the Registration Rights Agreement. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the PIPE Shares and Stock Consideration.

If (i) the registration statement has not been filed by the Filing Date, (ii) the registration statement has not been declared effective by the SEC prior to the earlier of (A) five business days after the date on which the Company is notified by the SEC that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, or (B) 90 days following the Closing Date (or, in the event the SEC reviews and has written comments to the registration statement, 120 days following the Closing Date) or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason (including by reason of a stop order or the Company’s failure to update such registration statement), subject to certain limited exceptions, then the Company has agreed to make pro rata payments to each Registrable Holder as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such Registrable Holder in the registrable securities for the initial day of failure and for each subsequent 30-day period (or pro rata for any portion thereof) for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Registrable Holders customary indemnification rights in connection with the registration statement. The Registrable Holders have also granted the Company customary indemnification rights in connection with the registration statement.

*******

The foregoing descriptions of the Merger Agreement, the Company Support Agreements, the AavantiBio Support Agreements, the Securities Purchase Agreement and the Registration Rights Agreement (collectively, the “Subject Agreements”) do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the form of Parent Support Agreement, the form of Support and Joinder Agreement, the Securities Purchase Agreement and the Registration Rights Agreement, respectively, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and incorporated herein by reference.

The Subject Agreements have been filed as an exhibit to this Current Report on Form 8-K in accordance with rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) to provide investors with information regarding its terms. The Subject Agreements are not intended to provide any other factual information about the Company or AavantiBio or to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. The representations, warranties and covenants contained in each Subject Agreement were made only for purposes of such Subject Agreement as of the specific dates therein, were solely for the benefit of the parties to such Subject Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such Subject Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under such Subject Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of a Subject Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Subject Agreements should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Merger and the Private Placement is hereby incorporated by reference into this Item 3.02.

The issuance of the Stock Consideration in the Merger and the offering and sale of PIPE Shares in the Private Placement will be made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Stock Consideration to be issued in the Merger and the PIPE Shares to be issued and sold in the Private Placement have not been registered under the Securities Act or any state securities laws and such securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The issuance of the Stock Consideration in the Merger and the issuance and sale of the PIPE Shares will not involve a public offering and will be made without general solicitation or general advertising. The AavantiBio stockholders receiving Stock Consideration have or will, and the PIPE Investors have represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the United States federal securities laws.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Principal Officers

On September 29, 2022, Ilan Ganot notified the Company of his intention to resign as the Company’s Chief Executive Officer and President, subject to, and contingent and effective upon, the closing of the Merger (such date, the “Effective Date”). Following the resignation, Mr. Ganot will continue to serve on the Board.

On September 29, 2022, Erin Powers Brennan also notified the Company of her intention to resign as the Company’s Chief Legal Officer and Secretary, subject to, and contingent and effective upon, the Effective Date.

Executive Employment Agreement

On September 29, 2022, the Company entered into an employment agreement with Alexander Cumbo (the “Cumbo Employment Agreement”), pursuant to which Mr. Cumbo will serve as the Company’s President and Chief Executive Officer, subject to his appointment to such position by the Board and subject to, and contingent and effective upon, the Effective Date.

The Cumbo Employment Agreement sets forth the terms of Mr. Cumbo’s compensation, including his base salary, and annual performance bonus opportunity. In addition, the Cumbo Employment Agreement provides that, subject to eligibility requirements under the plan documents governing such programs and the Company’s policies, Mr. Cumbo is entitled, on the same basis as other Company employees, to participate in and receive benefits under, any medical, vision and dental insurance policy maintained by the Company and the Company will pay, consistent with its then current employee benefit policy, a portion of the cost of the premiums for any such insurance policy in which the executive elects to participate. Mr. Cumbo will also be eligible to receive paid vacation time, sick time, and Company holidays consistent with the Company’s policies as then in effect from time to time and equity awards at such times and on such terms and conditions as the Board may determine.

Pursuant to the Cumbo Employment Agreement, Mr. Cumbo will be entitled to receive an annual base salary of $585,000. His base salary will be reviewed by the Board from time to time and is subject to change in the discretion of the Board.

Under the Cumbo Employment Agreement, Mr. Cumbo is also eligible to earn an annual performance bonus, with a target bonus amount equal to a specified percentage of his annual base salary, based upon the Board’s assessment of his performance and the Company’s attainment of targeted goals as set by the Board in its sole discretion. The bonus may be in the form of cash, equity award(s), or a combination of cash and equity. Beginning on January 1, 2023, Mr. Cumbo will be eligible for an annual discretionary bonus of up to 55% of his base salary. Mr. Cumbo must be employed on the date that bonuses are paid in order to receive the bonus, provided that if such executive is terminated by the Company without cause (as “cause” is defined in the Cumbo Employment Agreement) between January 1 following the performance year and the date of payment, he will be entitled to the same bonus that he would have received had he remained employed through the payment date.

Effective as of the Effective Date and subject to Board approval, the Company will grant Mr. Cumbo a nonstatutory stock option (the “Option”) to purchase 3,433,500 shares of the Company’s Common Stock, at an exercise price per share equal to the closing price of the Common Stock on the Nasdaq Global Select Market on the Effective Date, which will vest as to 25% of the shares underlying the Option on the first anniversary of the Effective Date and, following that, as to an additional 1/48th of the total shares underlying the Option upon his completion of each additional month of service over the 36-month period measured from the first anniversary of the Effective Date. Effective as of the Effective Date and subject to Board approval, the Company will also grant Mr. Cumbo restricted stock units with respect to 1,716,749 shares of the Company’s Common Stock (the “RSU”), which will vest as to 25% of the shares underlying the RSU on each anniversary of the Effective Date, subject to continued service. The Option and the RSU will be granted as an inducement material to Mr. Cumbo’s acceptance of employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4).

Mr. Cumbo will be bound by proprietary rights, non-disclosure, developments, non-competition and non-solicitation obligations pursuant to the restrictive covenants provided for in his employment agreement. Under these restrictive covenants, he will agree not to compete with the Company during his employment and for a period of one year after the termination of his employment, not to solicit the Company’s employees, consultants, or actual or prospective customers or business relations during his employment and for a period of one year after the termination of his employment, and to protect the Company’s confidential and proprietary information indefinitely. In addition, under these restrictive covenants, he will agree that the Company owns all inventions that are developed by him during a specified period of time with respect to any inventions made by him that are related to his activities while employed by the Company.

The Cumbo Employment Agreement and the employment of Mr. Cumbo may be terminated as follows: (1) upon the death of the executive or at the election of the Company due to the executive’s “disability” (as disability is defined in the applicable employment agreement); (2) at the Company’s election, with or without “cause”; and (3) at such executive’s election, with or without “good reason” (as good reason is defined in the applicable employment agreement).

In the event of the termination of Mr. Cumbo’s employment by the Company without cause, or by such executive for good reason, prior to or more than twelve months following a “change in control” (as change in control is defined in the applicable employment agreement), the executive is entitled to receive his base salary that has accrued and to which he is entitled as of the termination date, to the extent consistent with Company policy, accrued but unused paid time off through and including the termination date, unreimbursed business expenses for which expenses the executive has timely submitted appropriate documentation, and other amounts or benefits to which the executive is entitled in accordance with the terms of the benefit plans then-sponsored by the Company (collectively, the “Accrued Obligations”). In addition, subject to the executive’s execution and nonrevocation of a release of claims in the Company’s favor, the executive is entitled to (1) continued payment of his base salary, in accordance with the Company’s regular payroll procedures, for a period of 12 months and (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by the Company of the portion of health coverage premiums the Company pays for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following his date of termination.

In the event of the termination of Mr. Cumbo’s employment by the Company without cause, or by such executive for good reason within twelve months following a change in control, the executive is entitled to receive the Accrued Obligations. In addition, subject to the executive’s execution and nonrevocation of a release of claims in the Company’s favor, the executive is entitled to (1) continued payment of his base salary, in accordance with the Company’s regular payroll procedures, for a period of 18 months, (2) provided the executive is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by the Company of the portion of health coverage premiums the Company pays for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months following his date of termination, (3) a lump sum payment equal to 150% of the executive’s target bonus for the year in which his employment is terminated or, if higher, the executive’s target bonus immediately prior to the change in control and (4) full vesting acceleration of any then-unvested equity awards that vest based solely based on the passage of time held by the executive, such that any such equity awards held by the executive become fully exercisable or non-forfeitable as of the termination date.

If Mr. Cumbo’s employment is terminated for any other reason, including as a result of his death or disability, for cause, or voluntarily by him without good reason, the Company’s obligations under the employment agreement cease immediately, and the executive is only entitled to receive the Accrued Obligations.

Executive Transition Agreements

Ilan Ganot

On September 29, 2022, the Company entered into an Executive Transition and Separation Agreement with Ilan Ganot (the “Ganot Transition Agreement”), which will be subject to, and contingent and effective upon, the Effective Date (such date, the “Separation Date”). Pursuant to the Ganot Transition Agreement, Mr. Ganot will be entitled to receive all unpaid base salary earned through the Separation Date, any amounts for accrued unused paid time off to which he is entitled through such date in accordance with Company policy, and reimbursement of any properly incurred unreimbursed business expenses incurred through such date. In addition, Mr. Ganot will be entitled to (1) continued payment of his base salary, in accordance with the Company’s regular payroll procedures, for a period of 18 months, (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by the Company of the portion of health coverage premiums the Company pays for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months following the Separation Date, and (3) $477,427, less applicable taxes and withholdings, which is a lump sum payment equal to 150% of his target bonus for 2022. In the event that the Separation Date occurs in 2023, the Company shall also provide Mr. Ganot with a pro-rated bonus for 2023, calculated by multiplying his target bonus by a fraction, the numerator of which is the number of days Mr. Ganot was employed by the Company in 2023 and denominator of which is 365, less applicable taxes and withholding. Mr. Ganot’s outstanding equity awards will continue to vest and be exercisable in accordance with the terms of the applicable equity award agreement and the equity plan under which such award was granted.

The Ganot Transition Agreement also provides for, among other things, a release of claims by Mr. Ganot, non-disclosure and non-disparagement obligations applicable to Mr. Ganot and non-disparagement obligations applicable to the Company. In addition, the Ganot Transition Agreement provides that the confidentiality, assignment of inventions, non-competition and non-solicitation provisions of the Employment Agreement, dated as of January 25, 2019, between the Company and Mr. Ganot remain in effect in accordance with their terms.

On September 29, 2022, the Company and Mr. Ganot also entered into a Consulting Agreement (the “Ganot Consulting Agreement”), to be effective as of the Separation Date, pursuant to which Mr. Ganot will assist with the transition of his duties to Mr. Cumbo and provide other consulting and advisory services, as requested from time to time by the Company. Mr. Ganot shall devote up to 415 hours (up to 8 hours weekly) over 12 months following the Separation Date. Mr. Ganot will be compensated at a rate of $20,833 per month for his services under the Ganot Consulting Agreement. In addition, in respect of his services as a consultant, the Company anticipates granting, subject to Board approval, Mr. Ganot an option to purchase 200,000 shares of the Company’s Common Stock (the “Ganot Stock Options”) and 95,000 restricted stock units with respect to the Company’s Common Stock (the “Ganot RSUs”). The Ganot Stock Options and the Ganot RSUs will vest in equal quarterly installments with the first installment vesting three months from the date of grant and the final installment vesting date being the date that is 12 months from the Separation Date, subject to Mr. Ganot’s continued provision of services under the Ganot Consulting Agreement. In addition, in the event of a change in control (as defined in the Ganot Consulting Agreement), the unvested Ganot Stock Options and Ganot RSUs will accelerate in full. The term of the Ganot Consulting Agreement will continue for 12 months following the Separation Date. Either party will be able to terminate the Ganot Consulting Agreement, for any or no reason, upon at least 10 days prior notice, and the Company may terminate for cause (as defined therein) immediately upon notice; provided that if the Company terminates the Ganot Consulting Agreement without cause and Mr. Ganot executes a release of claims in a form provided by the Company, then (i) the monthly consulting fees will continue to be paid to Mr. Ganot for the remainder of the term of the Ganot Consulting Agreement, (ii) the vesting of the Ganot Stock Options will accelerate in full as of the date of the termination and (iii) the Ganot RSUs will continue to settle in accordance with the vesting schedule notwithstanding Mr. Ganot’s cessation of service.

Erin Powers Brennan

On September 29, 2022, the Company entered into an Executive Transition and Separation Agreement with Erin Powers Brennan (the “Brennan Transition Agreement”), which will be subject to, and contingent and effective upon, the Separation Date. Pursuant to the Brennan Transition Agreement, Ms. Brennan will be entitled to receive all unpaid base salary earned through the Separation Date, any amounts for accrued unused paid time off to which she is entitled through such date in accordance with Company policy, and reimbursement of any properly incurred unreimbursed business expenses incurred through such date. In addition, Ms. Brennan will be entitled to (1) continued payment of her base salary, in accordance with the Company’s regular payroll procedures, for a period of 12 months, (2) provided she is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by the Company of the portion of health coverage premiums the Company pays for similarly-situated, active employees who receive the same type of coverage, for a period of up to 12 months following the Separation Date, and (3) $172,200, which is a lump sum payment equal to 100% of her target bonus for 2022, as well as an additional $66,106 payment, which represents the retention bonus Ms. Brennan would have received on May 1, 2023 pursuant to the April 28, 2022 Retention Bonus Opportunity letter had she remained employed by the Company on that date, both amounts less applicable taxes and withholdings. In the event that the Separation Date occurs in 2023, the Company shall also provide Ms. Brennan with a pro-rated bonus for 2023, calculated by multiplying her target bonus by a fraction, the numerator of which is the number of days Ms. Brennan was employed by the Company in 2023 and denominator of which is 365, less applicable taxes and withholdings. Ms. Brennan’s outstanding restricted stock units will vest in full as of the Separation Date, and her outstanding option awards will continue to vest and be exercisable in accordance with the terms of the applicable option award agreement and the equity plan under which such award was granted.

The Brennan Transition Agreement also provides for, among other things, a release of claims by Ms. Brennan, non-disclosure and non-disparagement obligations applicable to Ms. Brennan and non-disparagement obligations applicable to the Company. In addition, the Brennan Transition Agreement provides that the confidentiality, assignment of inventions, non-competition and non-solicitation provisions of the Employment Agreement, dated as of March 1, 2021, between the Company and Ms. Brennan remain in effect in accordance with their terms.

On September 29, 2022, the Company and Ms. Brennan also entered into a Consulting Agreement (the “Brennan Consulting Agreement”), to be effective as of the Separation Date, pursuant to which Ms. Brennan will assist with the transition of her duties and provide other consulting and advisory services, as requested from time to time by the Company. Ms. Brennan will provide up to eight (8) hours of services weekly over the first six (6) months of the term of the agreement and shall provide services on an ad hoc basis for the remainder of the term (but shall at no time provide more than eight (8) hours of services per week). Ms. Brennan will be compensated at a rate of $400 per hour for her services under the Brennan Consulting Agreement. The term of the Consulting Agreement will continue for nine months following the Separation Date. Either party will be able to terminate the Brennan Consulting Agreement at any time, for any or no reason, upon at least 10 days prior notice, and the Company may terminate for cause (as defined therein) immediately upon notice; provided that if the Company terminates the Brennan Consulting Agreement without cause and Ms. Brennan executes a release of claims in a form provided by the Company, then any unvested options that were outstanding as of the Separation Date shall become vested in full as of the termination.

The foregoing summaries of the Cumbo Employment Agreement, the Ganot Transition Agreement, the Ganot Consulting Agreement, the Brennan Transition Agreement and the Brennan Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each such agreement, which are filed as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9 to this Current Report on Form 8-K, respectively, and which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 30, 2022, the Company and AavantiBio issued a joint press release announcing the execution of the Merger Agreement and the Securities Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

The investor presentation that will be used by the Company and AavantiBio in connection with the Merger is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company and AavantiBio plan to host a live webcast presentation to discuss the Merger, the Private Placement and the combined company’s platform and pipeline assets at 8:00 a.m. Eastern time on September 30, 2022. The live webcast presentation can be accessed under the “News & Events” tab in the Investor Relations section of the Company’s website, www.solidbio.com. Participants may also access the call by dialing 877-407-2991 (domestic) or 201-389-0925 (international) five minutes prior to the start of the call and providing the Conference ID# 13733092.

The information furnished in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

SGT-003

On September 30, 2022, the Company announced that it made the strategic decision to prioritize SGT-003, its next-generation adeno-associated virus (“AAV”) gene transfer therapy candidate that utilizes a rationally designed, novel muscle-tropic AAV capsid (AAV-SLB101), to deliver the Company’s proprietary and differentiated nNOS microdystrophin protein.

The Company also released new SGT-003 non-clinical data which reinforced previous comparative analyses that demonstrated increased microdystrophin expression using the novel muscle-tropic capsid AAV-SLB101 compared to

AAV9. In an in vivo mdx mouse study, muscle tissues collected 28 days post-dosing from mice treated with SGT-003 manufactured using a transient-transfection based process showed approximately 2.3 fold higher levels of microdystrophin protein, as measured by west blot, compared to mice treated at equivalent doses with SGT-001 manufactured using an HSV based process. The Company believes these data continue to suggest that the AAV-SLB101 capsid, which is used in SGT-003, may be a superior candidate for muscle-targeted gene therapies, with the potential of achieving higher levels of microdystrophin expression with lower total doses, and support the advancement of the development of SGT-003 for the treatment of Duchenne.

Development activities for SGT-003 continue and the Company anticipates submitting an investigational new drug application (“IND”) for SGT-003 in mid-2023 and, subject to IND clearance, initiating patient dosing in late-2023.

SGT-001

On September 30, 2022, the Company announced that it will be pausing activities for SGT-001, its first-generation gene transfer therapy candidate. The Company intends to complete currently ongoing SGT-001 preclinical and manufacturing activities in order to be in a position to reactive the program in the future, if desired.

On September 30, 2022, the Company reported interim data from skeletal muscle biopsies from Patients 6-8 in the Company’s IGNITE DMD clinical trial collected 12 months after infusion of SGT-001 at the 2E14 vg/kg dose level. The muscle biopsy results were analyzed by two methods, western blot and immunofluorescence.

Biopsy Results (2E14 Cohort)	3 months (Mean % - Pts. 4-9)	12 months (Mean % - Pts. 6-8)	18 months (Pt. 5)	24 months (Pt. 4)
% Normal Dystrophin (Western Blot)	6.6%	8.4%	70%	BLQ*
% Positive Fibers (Immunofluorescence)
Blinded Assessment (MCW)	31%	30%	85%	10%
Automated Assessment (Flagship)	40%	40%	84%	32%

*	Below the limit of quantification (5%)

The following table summarizes the interim efficacy results for Patients 4-8 in IGNITE DMD at 12-months post-doing:

Summary of 12-Month Interim Efficacy Results of IGNITE DMD for Patients 4-8 (2E14 vg/kg cohort)

	Mean Change from Baseline (Range)	Mean Difference vs Untreated Control Cohort	Mean Difference vs Natural History
6 Minute Walk Test (meter)	52.2 (12 to 85)	+60.7	+94.5(1)
North Star Ambulatory Assessment (units)	1.2 (-1 to 3)	+5.2	+4.2(2)
Forced Vital Capacity (%p)	12.9 (-10.7 to 36.7)	+23.6	+17.9(3)
Peak Expiratory Flow (%p)	1.2 (-28.4 to 26.7)	+10.9	+6.2(4)
Forced Expiratory Volume in One Second (%p)	10.1 (-10 to 31.3)	+22.6	Not Available
PODCI Global Function (points)	12.0 (2 to 27)	+26.0	+17.1(5)
PODCI Transfer/Basic Mobility (points)	7.0 (-5 to 20)	+13.0	+17.0(6)
PODCI Sports/Physical Functioning (points)	21.0 (0 to 39)	+34.5	+24.1(7)
Stride Velocity 95th Centile (%)	8.8 (-4.8 to 28.8)	+26.0	+23.9(8)

(1):	-42.3m expected decline in 12 months after age 7 (Mercuri et al 2016)
(2):	-3.0 unit expected decline in 12 months after age 6.3 (Muntoni eta al 2019)
(3):	-5.0%p expected decline in 12 months after age 6 (Mayer et al 2015)
(4):	-5.0%p expected decline in 12 months after age 6 (Mayer et al 2015)
(5):	-5.05 point expected decline in 12 months (Henricson et al 2013)
(6):	-9.95 point expected decline in 12 months (Henricson et al 2013)
(7):	-3.11 point expected decline in 12 months (Henricson et al 2013)
(8):	-15.1% expected decline in 12 months after age 5 (EMA SV95C Endpoint Qualification Dossier, SYSNAV (Vernon, France)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for the Company, AavantiBio and the combined company following the anticipated consummation of the proposed Merger; the anticipated benefits of the Merger; the anticipated timing of the Merger and Private Placement; the anticipated milestones, business focus and pipeline of the combined company; the expected cash and cash investments of the combined company at closing of the transactions and the cash runway of the combined company; the excepted management team and Board of the combined company; the Company’s SGT-003 program, including expectations for filing an IND and initiating dosing; AavantiBio’s AVB-202 program and AVB-401 program, including expectations for filing an IND for AVB-202, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties associated with: completion of the proposed Merger and Private Placement in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the merger and the private placement, including with respect to the approval of the Company’s stockholders; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement or the Private Placement; the effect of the announcement or pendency of the Merger on the Company’s or AavantiBio’s business relationships, operating results and business generally; the ability to recognize the anticipated benefits of the Merger; the outcome of any legal proceedings that may be instituted against the Company or AavantiBio following any announcement of the Merger and related transactions; the ability to obtain or maintain the listing of the common stock of the combined company on the Nasdaq Stock Market following the Merger; risks related to the Company’s and AavantiBio’s ability to estimate their respective operating expenses and expenses associated with the transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; costs related to the Merger, including unexpected costs, charges or expenses resulting from the Merger; changes in applicable laws or regulation; the possibility that the Company or AavantiBio may be adversely affected by other economic, business and/or competitive factors; competitive responses to the Merger and Private Placement; risks related to the Company’s continued listing on the Nasdaq Global Select Market, including the Company’s ability to regain compliance with Nasdaq’s minimum bid price requirement; the Company’s ability to advance its SGT-003 program on the timelines expected or at all, obtain and maintain necessary approvals from the U.S. Food and Drug Administration (“FDA”) and other regulatory authorities; following the Merger, the Company’s ability to advance the programs acquired from AavantiBio, including the AVB-202 and AVB-401 programs, on the timelines expected or at all, obtain and maintain necessary approvals from the FDA and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicating in clinical trials positive results found in preclinical studies and early-stage clinical trials of product candidates; whether the methodologies, assumptions and applications utilized to assess particular safety or efficacy parameters will yield meaningful statistical results; advancing the development of product candidates under the timelines it anticipates in current and future clinical trials; successfully transitioning, optimizing and scaling the Company’s manufacturing process; obtaining, maintaining or protecting intellectual property rights related to the Company’s and AavantiBio’s product candidates; competing successfully with other companies that are seeking to develop Duchenne treatments, Friedreich’s ataxia, BAG3 and other gene therapies; managing expenses; and raising the substantial additional capital needed, on the timeline necessary, to continue development of SGT-003, AVB-202, AVB-401 and other product candidates; achieving the Company’s other business objectives and continuing as a going concern. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Important Additional Information Will Be Filed with the SEC

In connection with the Merger and the Private Placement, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the Merger and the Private Placement and other relevant documents. The definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the Stock Consideration to be issued in the Merger and the PIPE Shares to be issued in Private Placement and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR THE PRIVATE PLACEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AAVANTIBIO, THE MERGER AND THE PRIVATE PLACEMENT. Investors and security holders may obtain free copies of these documents (when they become available) on the SEC’s website at www.sec.gov, on the Company’s website at www.solidbio.com or by contacting the Company’s Investor Relations via email at clowie@solidbio.com or by telephone at 607-423-3219.

Participants in the Solicitation

The Company, AavantiBio and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the issuance of Stock Consideration in Merger and the PIPE Shares in the Private Placement and any other matters to be voted on at the special meeting. Information about the Company’s directors and executive officers is included in the Company’s most recent definitive proxy statement filed with the SEC on April 28, 2022. Additional information regarding the names, affiliations and interests of the Company’s and AavantiBio’s directors and executive officers will be included in the preliminary and definitive proxy statements (when filed with the SEC).

These documents (when filed with the SEC) will be available free of charge as described above.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of September 29, 2022, by and among Solid Biosciences Inc., Greenland Merger Sub LLC, AavantiBio, Inc. and, solely in his capacity as the Equityholder Representative, Doug Swirsky.

10.1	Form of Parent Support Agreement

10.2	Form of Support and Joinder Agreement

10.3	Securities Purchase Agreement, dated September 29, 2022, by and among Solid Biosciences Inc. and the persons party thereto

10.4	Registration Rights Agreement, dated September 29, 2022, by and among Solid Biosciences Inc. and the persons party thereto

10.5	Employment Agreement, dated September 29, 2022, by and between Solid Biosciences Inc. and Alexander Cumbo

10.6	Executive Transition and Separation Agreement, dated September 29, 2022, by and between Solid Biosciences Inc. and Ilan Ganot

10.7	Consulting Agreement, dated September 29, 2022, by and between Solid Biosciences Inc. and Ilan Ganot

10.8	Executive Transition and Separation Agreement, dated September 29, 2022, by and between Solid Biosciences Inc. and Erin Powers Brennan

10.9	Consulting Agreement, dated September 29, 2022, by and between Solid Biosciences Inc. and Erin Powers Brennan

99.1	Joint Press Release issued on September 30, 2022

99.2	Investor Presentation, dated September 30, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished. A list identifying the contents of all omitted exhibits and schedules can be found on pages iii and iv of Exhibit 2.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date: September 30, 2022	By:	/s/ Ilan Ganot
	Name:	Ilan Ganot
	Title:	Chief Executive Officer

EXHIBIT 2.1

Execution Version

AGREEMENT AND PLAN OF MERGER

by and among

SOLID BIOSCIENCES INC.,

GREENLAND MERGER SUB LLC,

AAVANTIBIO, INC.,

and,

SOLELY IN HIS CAPACITY AS COMPANY EQUITYHOLDER REPRESENTATIVE,

DOUG SWIRSKY

Dated as of September 29, 2022

TABLE OF CONTENTS

ARTICLE I THE MERGER		2

1.1	Merger; Effective Time of the Merger	2
1.2	Closing; Actions at the Closing	3
1.3	Effects of the Merger	4
1.4	Directors and Officers	4
1.5	Additional Action	4

ARTICLE II CONVERSION OF SECURITIES		4

2.1	Conversion of Capital Stock	4
2.2	Payment Fund	6
2.3	Dissenting Shares	8
2.4	Company Equityholder Representative	8
2.5	Treatment of Company Equity Awards	11
2.6	Closing Adjustment	12
2.7	Allocation Schedule	13
2.8	Withholding Rights	13
2.9	Share Issuance	13

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY		14

3.1	Organization, Standing and Corporate Power	14
3.2	Capitalization	15
3.3	Subsidiaries	16
3.4	Authority; No Conflict; Required Filings and Consents	17
3.5	Financial Statements	18
3.6	Absence of Certain Changes	19
3.7	Books and Records	20
3.8	Tax Matters	20
3.9	Assets	22
3.10	Owned and Leased Real Property	23
3.11	Intellectual Property	24
3.12	Contracts	28
3.13	Litigation	30
3.14	Environmental Matters	30
3.15	Labor and Employment	31
3.16	Employee Benefit Plans	34
3.17	Compliance with Laws	37
3.18	Unlawful Payments	37
3.19	Permits and Regulatory Matters	38
3.20	Insurance	39
3.21	Certain Business Relationships With Affiliates	39
3.22	Investor Questionnaires	39
3.23	Brokers; Schedule of Fees and Expenses	39
3.24	Powers of Attorney	39
3.25	No Other Representations and Warranties	39

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3.26	Reliance	40

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND THE TRANSITORY SUBSIDIARY		40

4.1	Organization, Standing and Power	40
4.2	Authority; No Conflict; Required Filings and Consents	40
4.3	Operations of Transitory Subsidiary	41
4.4	Capitalization	41
4.5	Parent Stock	42
4.6	SEC Filings; Financial Statements	42
4.7	Absence of Certain Changes	43
4.8	Intellectual Property	43
4.9	Contracts	46
4.10	Compliance with Laws	47
4.11	Unlawful Payments	48
4.12	Permits and Regulatory Matters	48
4.13	Financial Advisor	49
4.14	Litigation	49
4.15	Certain Business Relationships With Affiliates	49
4.16	Taxes	50
4.17	NASDAQ Compliance	50
4.18	No Other Representations and Warranties	50
4.19	Reliance	50

ARTICLE V PRE-CLOSING COVENANTS		51

5.1	Operation of the Company’s Business	51
5.2	Operation of Parent’s Business	53
5.3	Parent No Solicitation	55
5.4	Company Non-Solicitation	56
5.5	Notification of Certain Matters	58
5.6	Proxy Statement	58
5.7	Parent Stockholders’ Meeting	60
5.8	Stockholder Approval	62
5.9	Access to Information	63
5.10	Closing Efforts; Legal Conditions to the Merger; Third-Party Consents	63
5.11	Public Disclosure	64
5.12	Tax Classification of Transitory Subsidiary	64

ARTICLE VI CONDITIONS TO CONSUMMATION OF THE MERGER		65

6.1	Conditions to Obligations of Parent and the Transitory Subsidiary	65
6.2	Conditions to Obligations of the Company	66

ARTICLE VII INDEMNIFICATION		67

7.1	Indemnification by the Company Equityholders	67
7.2	Indemnification by the Parent	68
7.3	Indemnification Claims	69
7.4	Survival	71

7.5	Limitations	71

ARTICLE VIII ADDITIONAL AGREEMENTS		74

8.1	Proprietary Information	74
8.2	No Claims	74
8.3	Indemnification	75
8.4	Tax Matters	76
8.5	Private Placement	77
8.6	280G Covenant	77
8.7	Post-Closing Directors and Officers of Parent	78
8.8	Registration Rights	78
8.9	Transaction Litigation	78
8.10	Payment of 2022 Incentive Compensation	79

ARTICLE IX TERMINATION AND AMENDMENT		79

9.1	Termination	79
9.2	Effect of Termination	80
9.3	Fees and Expenses	80
9.4	Amendment	82
9.5	Extension; Waiver	82

ARTICLE X DEFINITIONS		82

ARTICLE XI MISCELLANEOUS		100

11.1	Notices	100
11.2	Entire Agreement	101
11.3	Third-Party Beneficiaries	101
11.4	Assignment	102
11.5	Severability	102
11.6	Counterparts and Signature	102
11.7	Interpretation	102
11.8	Governing Law	103
11.9	Remedies	103
11.10	Confidentiality	104
11.11	Submission to Jurisdiction	104
11.12	Amendment	104

Exhibits:
Exhibit A	Form of Executive Employment Agreement
Exhibit B	Form of Parent Support Agreement
Exhibit C	Form of Securities Purchase Agreement
Exhibit D	Form of Certificate of Merger
Exhibit E	Form of Certificate of Incorporation of the Surviving Corporation
Exhibit F	Form of Letter of Transmittal
Exhibit G	Form of Support and Joinder Agreement
Exhibit H	Form of Written Consent
Exhibit I	Form of University of Florida Amendments
Exhibit J	Form of Registration Rights Agreement / Joinder

Schedules:

Schedule 1A	Specified Company Stockholders
Schedule 1B	Specified Executives
Schedule 1C	Specified Holders of Company Equity Awards
Schedule 2	Specified Parent Stockholders
Schedule 8.7	Post-Closing Directors and Officers of Parent
Schedule AS	Allocation Schedule
Schedule B	Illustrative Calculation of Base Shares
Schedule K-1	Company Knowledge Parties
Schedule K-2	Parent Knowledge Parties

Parent Disclosure Schedule

Company Disclosure Schedule

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of September 29, 2022, by and among: Solid Biosciences Inc., a Delaware corporation (the “Parent”); Greenland Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of the Parent treated as a disregarded entity for U.S. federal income Tax purposes (the “Transitory Subsidiary”); AavantiBio, Inc., a Delaware corporation (the “Company”); and solely in such Person’s capacity as the Company Equityholder Representative, Doug Swirsky (the “Company Equityholder Representative”).

RECITALS

WHEREAS, the Boards of Directors of the Parent and the Company deem it advisable and in the best interests of each corporation and their respective stockholders that the Parent acquire the Company, in accordance with and on the terms contemplated by this Agreement, in order to advance the long-term business interests of the Parent and the Company;

WHEREAS, the Parent, the Transitory Subsidiary and the Company intend to effect a reorganization in which Transitory Subsidiary will merge with and into the Company, Transitory Subsidiary will cease to exist, and the Company will survive as a direct, wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, the Parent Board has unanimously (a) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Parent and its stockholders, (b) approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of shares of Parent Common Stock to the stockholders of the Company pursuant to the terms of this Agreement, the change of control of Parent and other actions contemplated by this Agreement, and (c) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of Parent vote to approve the Parent Stockholder Matters and the Other Parent Stockholder Matters;

WHEREAS, the sole member of Transitory Subsidiary has (a) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of Transitory Subsidiary and its sole stockholder, (b) approved and declared advisable this Agreement and the Contemplated Transactions and (c) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that its sole member votes to adopt this Agreement and thereby approve the Contemplated Transactions;

WHEREAS, the Company Board has unanimously (a) determined that the Contemplated Transactions are fair to, advisable and in the best interests of the Company and its stockholders, (b) approved and declared advisable this Agreement and the Contemplated Transactions and (c) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of the Company vote to approve the Company Stockholder Matters;

WHEREAS, the parties intend that the Merger qualify as a taxable exchange of the stock of the Company for newly issued stock of the Parent and cash consideration for U.S. federal income tax purposes under Section 1001 of the Code;

1

WHEREAS, certain investors have entered into a securities purchase agreement, representing an aggregate commitment of at least $75.0 million, in substantially the form attached hereto as Exhibit C (collectively, the “Securities Purchase Agreement”), pursuant to which such Persons have agreed, subject to the terms and conditions set forth therein, to subscribe and purchase shares of Parent as of immediately following the Effective Time (the “PIPE Financing”);

WHEREAS, concurrently with the execution of this Agreement, and as a condition to the willingness of the Parent to enter into this Agreement, (a) the Company is entering or has entered into the University of Florida Amendments, (b) each of the Company Stockholders listed on Schedule 1A have entered into Support and Joinder Agreements, and (c) the executives listed on Schedule 1B are entering into executive employment agreements attached hereto as Exhibit A (the “Executive Employment Agreements”), which shall become effective at the Effective Time;

WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company’s willingness to enter into this Agreement, the officers, directors and stockholders of the Parent listed on Schedule 2 have entered into Support Agreements, dated as of the date of this Agreement, in the form attached hereto as Exhibit C (the “Parent Support Agreement”), pursuant to which such stockholders have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of capital stock of the Parent in favor of the Parent Stockholder Matters at the Parent Stockholders’ Meeting to be convened following the Closing; and

WHEREAS, it is expected that within one (1) Business Day after the execution and delivery of this Agreement (a) the Company Stockholders listed on Schedule 1A, representing the Company Stockholder Approval, will execute and deliver an action by written consent, substantially in the form of the Written Consent attached hereto as Exhibit H.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, the Transitory Subsidiary, the Company, and (solely in such Person’s capacity as the Company Equityholder Representative), the Company Equityholder Representative agree as follows:

ARTICLE I

THE MERGER

1.1 Merger; Effective Time of the Merger.

(a) Merger.

(i) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the DGCL, the Parent and Transitory Subsidiary (Transitory Subsidiary and the Company sometimes being referred to herein as the “Merger Constituent Corporations”) shall cause the Merger to be consummated. The Merger shall be consummated at the Effective Time in accordance with this Agreement upon the filing and effectiveness of a certificate of merger relating to the Merger in substantially the form of Exhibit D (the “Certificate of Merger”).

2

(ii) Upon the Effective Time, the separate corporate existence of Transitory Subsidiary shall cease and the Company, as the surviving corporation of the Merger (hereinafter referred to for the periods at and after the Effective Time as the “Surviving Corporation”), shall continue its corporate existence under the DGCL as a wholly owned subsidiary of the Parent.

(b) Effective Time of the Merger.

Subject to the provisions of this Agreement, the Parent and Transitory Subsidiary shall cause the Certificate of Merger to be executed, acknowledged and filed with the Secretary of State of the State of Delaware. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by Parent and the Company in writing and specified in the Certificate of Merger (the “Effective Time”).

1.2 Closing; Actions at the Closing.

(a) The Closing shall take place at 10:00 a.m., Eastern time, on the Closing Date remotely by electronic exchange of documents and/or at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, unless another date, place or time is agreed to in writing by the Parent and the Company.

(b) At the Closing:

(i) the Company shall deliver to Parent and the Transitory Subsidiary the various certificates, instruments and documents referred to in Section 6.1;

(ii) Parent and the Transitory Subsidiary shall deliver to the Company the various certificates, instruments and documents referred to in Section 6.2;

(iii) the Parties shall file with the Secretary of State of the State of Delaware the Certificate of Merger; and;

(iv) Parent, the Company and Transitory Subsidiary shall take, or cause to be taken, the actions set forth in Section 1.1(a) and Section 1.1(b);

(v) Parent shall make the payments contemplated by Section 2.1(d)(ii); and

(vi) the Company shall deliver a properly executed certification that shares of the Company’s capital stock are not “U.S. real property interests” in accordance with the Treasury Regulations under Sections 897 and 1445 of the Code, together with a notice to the IRS in accordance with the provisions of Treasury Regulations section 1.897-2(h)(2).

3

1.3 Effects of the Merger.

(a) At and after the Effective Time, (i) Transitory Subsidiary shall merge with and into the Company, the separate existence of Transitory Subsidiary shall cease, and the Company shall survive the Merger as the Surviving Corporation, (ii) the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL and (iii) the Company Certificate of Incorporation shall be amended and restated in its entirety to read as set forth on Exhibit E. Without limiting the foregoing, the Surviving Corporation shall thereupon and thereafter possess all of the rights, property, privileges, powers and franchises, of a public as well as a private nature, of the Merger Constituent Corporations, and shall become subject to all the restrictions, disabilities and duties of each of the Merger Constituent Corporations.

1.4 Directors and Officers.

(a) The Parties shall take all actions necessary such that the managers of Transitory Subsidiary immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation immediately after the Effective Time, each to hold office in accordance with the certificate of incorporation and by-laws of the Surviving Corporation and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation or removal.

(b) The Parties shall take all actions necessary such that the officers of Transitory Subsidiary immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation (or otherwise as agreed between Parent and the Company prior to the Closing), each to hold office in accordance with the certificate of incorporation and by-laws of the Surviving Corporation and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation or removal.

1.5 Additional Action. The Surviving Corporation may, at any time from and after the Effective Time, take any action, including executing and delivering any document, in the name and on behalf of either the Company or the Transitory Subsidiary in order to consummate and give effect to the transactions contemplated by this Agreement.

ARTICLE II

CONVERSION OF SECURITIES

2.1 Conversion of Capital Stock.

(a) Capital Stock of the Transitory Subsidiary.

(i) At the Effective Time, by virtue of the Merger and without any action on the part of Parent or Transitory Subsidiary, each limited liability company interest of Transitory Subsidiary issued and outstanding immediately prior to the Effective Time shall be cancelled and automatically converted into 100 shares of common stock, par value $0.0001 per share of the Surviving Corporation, all of which shares shall be held by the Parent and which shall constitute the only outstanding shares of common stock of the Surviving Corporation immediately following the Effective Time.

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(b) Cancellation of Treasury Stock and Parent-Owned Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Parent, the Company, any holder of Company Stock or any other Person, each share of Company Stock that is owned by the Company as treasury stock and each share of Company Stock that is owned by the Parent, Transitory Subsidiary or any other wholly-owned direct or indirect subsidiary of the Parent as of immediately prior to the Effective Time shall be cancelled and shall cease to exist and no payment or consideration shall be delivered in exchange therefor.

(c) Conversion of Company Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Parent, the Company, any holder of Company Stock or any other Person:

(i) Conversion of Company Preferred Stock. Subject to Section 2.2(b), each share of Company Preferred Stock that is issued and outstanding as of immediately prior to the Effective Time (other than (A) shares of Company Preferred Stock referenced in Section 2.1(b) and (B) Dissenting Shares) shall be converted into the right to receive the applicable portion of the Aggregate Consideration as set forth on the Allocation Schedule.

(ii) Conversion of Company Common Stock. Each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (other than (A) shares of Company Common Stock referenced in Section 2.1(b) and (B) Dissenting Shares) shall be cancelled without the right to receive any portion of the Aggregate Consideration or any other payment and shall receive no consideration under this Agreement or pursuant to the Merger.

(d) Payment Certificate; Closing Date Payments.

(i) No later than three (3) Business Days prior to the Closing Date, the Company shall deliver to the Parent: (A) the Payment Certificate; (B) a pay-off letter in form and substance reasonably satisfactory to the Parent duly executed by each Person to whom any Indebtedness is (or at the Closing will be) owed by the Company, the Surviving Corporation or any Subsidiary, which shall include a complete release of the Company, the Surviving Corporation and each Subsidiary from all Liens, liabilities and other obligations with respect to such Indebtedness, effective upon the discharge of such Indebtedness at the Closing; and (C) final invoices submitted by each Person to whom any Company Transaction Expenses are (or at the Closing will be) owed, which shall state that the amount invoiced thereby represents all Company Transaction Expenses payable to such Person with respect to the period through the Closing.

(ii) At the Closing, the Parent shall make the following payments, in each case in the respective amounts set forth in the Payment Certificate:

(A) to each Person specified in the Payment Certificate as a recipient of payments in respect of the Closing Indebtedness, by wire transfer of immediately available funds, the amount payable to such Person as specified in the Payment Certificate;

(B) to each Person specified in the Payment Certificate as a recipient of payments in respect of Company Transaction Expenses that remain unpaid as of immediately prior to the Effective Time, by wire transfer of immediately available funds, the amount payable to such Person as specified in the Payment Certificate; and

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(C) to the Exchange and Paying Agent, the Aggregate Consideration by shares of Parent Common Stock issued in book entry and cash by wire transfer of immediately available funds.

(e) Certain Adjustments to Per Share Amounts. All per share amounts payable to the Company Equityholders pursuant to this Article II shall be adjusted, as applicable and appropriate, to reflect fully the effect of any reclassification, stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Company Stock), reorganization, recapitalization or other like change with respect to Company Stock occurring (or for which a record date is established) after the date of this Agreement and prior to the Effective Time.

(f) No Fractional Shares. Notwithstanding any other provision of this Agreement, no fractional shares of Parent Common Stock shall be issued in exchange for any Company Stock or Company Equity Awards, and no holder of any of the foregoing shall be entitled to receive a fractional share of Parent Common Stock. Furthermore, no holder of a fractional share of Company Stock, if any, shall receive or be entitled to receive any of the Aggregate Consideration with respect to such fractional share.

2.2 Payment Fund. The procedures for exchanging outstanding shares of Company Stock for the consideration to be paid to the holders of such Company Stock in connection with the Merger are as follows:

(a) Exchange and Paying Agent. The Exchange and Paying Agent shall, pursuant to instructions from the Parent in accordance with the Exchange and Paying Agent Agreement and the Allocation Schedule, deliver the Aggregate Consideration to the Company Equityholders. The Payment Fund shall not be used for any purpose other than as specified in this Section 2.2(a).

(b) Exchange Procedures. Promptly after the Effective Time, the Parent shall cause the Exchange and Paying Agent to mail to each holder of record of Company Stock that was issued and outstanding as of immediately prior to the Effective Time (i) a Letter of Transmittal and (ii) instructions for effecting the surrender of such Certificate in exchange for the applicable Aggregate Consideration that is or may become payable with respect thereto pursuant to the terms of this Agreement. Upon (A) proper surrender of a Certificate for cancellation to the Exchange and Paying Agent and (B) delivery of a duly completed and executed Letter of Transmittal, the holder of such Certificate shall be entitled to receive in exchange therefor the number of shares of Parent Common Stock as determined in accordance with Section 2.1 and reflected on the Allocation Schedule attached to the Payment Certificate. If payment in respect of any Certificate is to be made to a Person other than the Person in whose name such Certificate is registered, it shall be a condition of payment that the Certificate so surrendered shall be transferable and be properly endorsed or shall otherwise be in proper form for transfer, that the signatures on such Certificate or any related stock power shall be properly guaranteed and that the Person requesting such payment shall have established to the satisfaction of the Parent and

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the Exchange and Paying Agent that any transfer and other Taxes required by reason of such payment to a Person other than the registered holder of such Certificate have been paid or are not applicable. Until surrendered as contemplated by this Section 2.2(b), each Certificate shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender the applicable Aggregate Consideration that becomes payable in respect of such Certificate pursuant to this Agreement. Holders of Certificates shall not be entitled to receive any portion of the Aggregate Consideration to which they would otherwise be entitled until such Certificates are properly surrendered.

(c) No Further Ownership Rights in Company Stock. All consideration paid following the surrender for exchange of Certificates evidencing shares of Company Stock in accordance with the terms hereof shall be deemed to have been paid in satisfaction of all rights pertaining to such shares of Company Stock, and from and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Stock which were outstanding as of immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange and Paying Agent for any reason, they shall be cancelled and exchanged as provided in this Article II, subject to Section 2.2(e).

(d) Termination of Payment Fund. Any portion of the Payment Fund deposited with the Exchange and Paying Agent (including shares of the Parent Common Stock issued to a Parent reserve account) that remains undistributed to the holders of Company Stock as of six (6) months after the Effective Time shall be delivered to the Parent (subject to abandoned property, escheat or similar Law), upon demand, and any holder of Company Stock who is entitled to such amount under this Section 2.2 shall (subject to Section 2.2(e)) be entitled to seek payment of such amount from the Parent only as a general creditor thereof.

(e) No Liability. To the extent permitted by applicable Law, none of the Parent, the Transitory Subsidiary, the Company, the Surviving Corporation or the Exchange and Paying Agent shall be liable to any Company Equityholder for any amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates shall not have been exchanged prior to the first (1st) anniversary of the Closing Date (or immediately prior to such earlier date on which the related consideration payable pursuant to this Article II would otherwise escheat to or become the property of any Governmental Entity), any such consideration in respect thereof shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

(f) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact and a customary indemnification of the Company and the Parent in a form reasonably satisfactory to the Parent by the Person claiming such Certificate to be lost, stolen or destroyed, the Exchange and Paying Agent shall pay in exchange for such lost, stolen or destroyed Certificate the Aggregate Consideration payable in respect thereof pursuant to this Agreement. The Exchange and Paying Agent or the Parent may, in its discretion and as a condition precedent to the payment thereof, require the owner of such lost, stolen or destroyed Certificate to give the Exchange and Paying Agent and/or the Parent a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against the Exchange and Paying Agent or the Parent with respect to the Certificate alleged to have been lost, stolen or destroyed.

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2.3 Dissenting Shares.

(a) Notwithstanding anything to the contrary contained in this Agreement, Dissenting Shares shall not be converted into or represent the right to receive any portion of the Aggregate Consideration in accordance with Section 2.1, but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares.

(b) If any Dissenting Shares shall lose their status as such (through failure to perfect or otherwise), then, as of the later of the Effective Time or the date of loss of such status, such shares shall automatically be converted into and shall represent only the right to receive any portion of the Aggregate Consideration otherwise payable in respect thereof pursuant to this Agreement, without interest thereon, upon surrender of the Certificate formerly representing such shares in accordance with Section 2.2.

(c) The Company shall give the Parent (i) prompt notice of any written demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL that relates to such demand and (ii) the opportunity to direct all negotiations and proceedings with respect to any such demand, notice or instrument. The Company shall not settle or make any payment or settlement offer prior to the Effective Time with respect to any such demand, notice or instrument unless the Parent shall have given its written consent to such settlement, payment or settlement offer.

2.4 Company Equityholder Representative.

(a) By their execution of this Agreement or the Letter of Transmittal, approval of the Merger and adoption of this Agreement and/or their acceptance of any consideration pursuant to this Agreement, the Company Equityholders hereby irrevocably (subject only to Section 2.4(e)) appoint the Company Equityholder Representative as the representative, attorney-in-fact and agent of the Company Equityholders in connection with the transactions contemplated by this Agreement, the Exchange and Paying Agent Agreement and in any litigation or arbitration involving this Agreement or the Exchange and Paying Agent Agreement. In connection therewith, the Company Equityholder Representative is authorized to do or refrain from doing all further acts and things, and to execute all such documents as the Company Equityholder Representative shall deem necessary or appropriate, and shall have the power and authority to:

(i) act for some or all of the Company Equityholders with regard to all matters pertaining to this Agreement and any agreements ancillary hereto, including, the Exchange and Paying Agent Agreement;

(ii) act for the Company Equityholders to transact matters of litigation;

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(iii) execute and deliver all amendments, waivers, ancillary agreements, certificates and documents that the Company Equityholder Representative deems necessary or appropriate in connection with the Exchange and Paying Agent Agreement, including delivering any update to or correction, amendment or modification of the Allocation Schedule permitted by Section 2.7(a);

(iv) receive funds, make payments of funds, and give receipts for funds;

(v) do or refrain from doing, on behalf of the Company Equityholders, any further act or deed that the Company Equityholder Representative deems necessary or appropriate in the Company Equityholder Representative’s discretion relating to the Exchange and Paying Agent Agreement, in each case as fully and completely as the Company Equityholders could do if personally present;

(vi) give and receive all notices required to be given or received by the Company Equityholders under this Agreement and any agreements ancillary hereto, including, the Exchange and Paying Agent Agreement;

(vii) give any written direction to the Exchange and Paying Agent on behalf of the Company Equityholders;

(viii) agree to, negotiate, enter into settlements and compromises and/or comply with arbitration awards and court orders with respect to claims for indemnification made by the Parent under Article VII; and

(ix) receive service of process in connection with any claims under this Agreement and any agreements ancillary hereto, including and the Exchange and Paying Agent Agreement.

(b) All decisions and actions of the Company Equityholder Representative on behalf of the Company Equityholders shall be deemed to be facts ascertainable outside of this Agreement and shall be binding upon all Company Equityholders, and no Company Equityholder shall have the right to object, dissent, protest or otherwise contest the same.

(c) The Company Equityholder Representative shall act for the Company Equityholders on all of the matters set forth in this Agreement and the Exchange and Paying Agent Agreement in the manner the Company Equityholder Representative believes to be in the best interest of the Company Equityholders. The Company Equityholder Representative is authorized to act on behalf of the Company Equityholders notwithstanding any dispute or disagreement among the Company Equityholders. In taking any action as Company Equityholder Representative, the Company Equityholder Representative may rely conclusively, without any further inquiry or investigation, upon any certification or confirmation, oral or written, given by any Person whom the Company Equityholder Representative reasonably believes to be authorized thereunto. The Company Equityholder Representative may, in all questions arising hereunder, rely on the advice of counsel, and the Company Equityholder Representative shall not be liable to any Company Equityholder for anything done, omitted or suffered in good faith by the Company Equityholder Representative based on such advice. The

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Company Equityholder Representative undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Company Equityholder Representative. The Company Equityholder Representative shall not have any liability to any of the Company Equityholders for any act done or omitted hereunder as Company Equityholder Representative while acting in good faith. The Company Equityholder Representative shall be indemnified by the Company Equityholders from and against any loss, liability or expense incurred in good faith Equityholder Representative and arising out of or in connection with the acceptance or administration of the Company Equityholder Representative’s duties hereunder. Any such claim for indemnification shall be satisfied by a claim against the Company Equityholders (with each Company Equityholder liable for the Pro Rata Share of any such claim that is represented by such Company Equityholder’s Company Stock and Company Equity Awards).

(d) In the event the Company Equityholder Representative becomes unable to perform the Company Equityholder Representative’s responsibilities hereunder or resigns from such position, the Company Equityholders (acting by a written instrument signed by holders of Company Stock who held, as of immediately prior to the Effective Time, a majority (by voting power) of the then outstanding shares of Company Stock) shall select another representative to fill the vacancy of the Company Equityholder Representative, and such substituted representative shall be deemed to be the Company Equityholder Representative for all purposes of this Agreement. The Company Equityholder Representative may be removed only upon delivery of written notice to the Parent signed by Persons who, as of immediately prior to the Effective Time, held a majority (by voting power) of the then outstanding shares of Company Stock; provided that no such removal shall be effective until such time as a successor Company Equityholder Representative shall have been validly appointed hereunder. The Company Equityholder Representative shall provide the Parent prompt written notice of any replacement of the Company Equityholder Representative, including the identity and address of the new Company Equityholder Representative.

(e) The Company Equityholder Representative agrees not to, directly or indirectly, disclose the existence or terms of this Agreement or any other agreement contemplated hereby or any other information regarding this Agreement, the Merger or any of the other matters contemplated hereby, including information provided to the Company Equityholder Representative pursuant to the terms of this Agreement, except, in each case (i) to the extent such information is or becomes generally known to the public (other than as a result of a disclosure by the Company Equityholder Representative in breach of its obligations under this Section 2.4), (ii) if and to the extent required by applicable Law, (iii) to employees, advisors, agents or consultants of the Company Equityholder Representative and to the Company Equityholders, in each case who have a need to know such information, and further provided that such persons are subject to confidentiality obligations with respect thereto, or (iv) in connection with, and only to the extent required for, enforcement of rights or defense of claims (including, in each case, on behalf of the Company Equityholders) under this Agreement and the transactions contemplated hereby and thereby.

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(f) For all purposes of this Agreement:

(i) the Parent shall be entitled to rely conclusively on the instructions and decisions of the Company Equityholder Representative as to the settlement of any disputes or claims under this Agreement or any agreements ancillary hereto, including, the Exchange and Paying Agent Agreement, or any other actions required or permitted to be taken by the Company Equityholder Representative hereunder, and no party hereunder or any Company Equityholder shall have any claim, cause of action, objection or complaint against the Parent for any action taken by the Parent in reliance upon the instructions or decisions of the Company Equityholder Representative;

(ii) except as specifically set forth herein, no Company Equityholder shall have any right to bring any claim, cause of action, objection or complaint except through the Company Equityholder Representative, and the Company Equityholder Representative shall have the sole authority to act for, and to enforce the rights of, all Company Equityholders in connection with this Agreement and the transactions contemplated hereby;

(iii) the provisions of this Section 2.4 are independent and severable, are irrevocable (subject only to Section 2.4(e)) and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Company Equityholder may have in connection with the transactions contemplated by this Agreement; and

(iv) the provisions of this Section 2.4 shall be binding upon the executors, heirs, legal representatives, personal representatives, successor trustees and successors of each Company Equityholder, and any references in this Agreement to a Company Equityholder shall mean and include the successors to the rights of each applicable Company Equityholder hereunder, whether pursuant to testamentary disposition, the Laws of descent and distribution or otherwise.

2.5 Treatment of Company Equity Awards.

(a) As of immediately prior to the Effective Time, each Company Option that is then outstanding (whether such Company Option is vested or unvested, but not to the extent it has theretofore been exercised) shall vest in full (if unvested in whole or in part) and shall be cancelled without consideration and will be of no further force and effect.

(b) As of immediately prior to the Effective Time, each Company Restricted Stock Award that is unvested in whole or in part shall vest in full (and all outstanding shares of Company Common Stock issued in connection with such Company Restricted Stock Award shall be cancelled as set forth in Section 2.1(c)(ii)).

(c) Upon the cancellation of the Company Equity Awards pursuant to this Section 2.5, such Company Equity Awards shall not represent the right to acquire any shares of Company Stock or other Equity Interests, and the holder thereof shall have no right to any consideration in exchange for the cancellation of such Company Equity Award.

(d) Prior to the Closing, each holder of Company Equity Awards that (a) will be a continuing employee following the Effective Time or (b) who is receiving an Employment Amount in connection with the Merger and the Contemplated Transactions, shall have executed and delivered an Equity Award Surrender Agreement or similar agreements, which shall include a release of claims related to ownership of or entitlement to any rights or benefits in respect of, any Company Equity Awards, in form and substance reasonably acceptable to each of Parent and the Company (“Equity Award Surrender Agreement”).

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(e) The Company shall, prior to the Closing Date, take all actions necessary or desirable in connection with the treatment of Company Equity Awards contemplated by this Section 2.5, including obtaining the consent from each holder of any Company Equity Award (unless such consent is not required under the terms of the applicable agreement, instrument or plan).

2.6 Closing Adjustment. Not later than four (4) Business Days prior to the Closing Date, the Company shall deliver to the Parent a statement (the “Estimated Closing Adjustment Statement”), setting forth the Estimated Closing Adjustment, including an estimated consolidated balance sheet of the Company and its Subsidiaries as of immediately prior to the Effective Time, together with relevant backup materials, in detail reasonably acceptable to Parent. The Estimated Closing Adjustment Statement and such consolidated balance sheet shall be prepared in accordance with GAAP applied on a basis consistent with the application thereof to the most recent audited financial statements included in the Company Financial Statements (to the extent consistent with GAAP). From the delivery of the Estimated Closing Adjustment Statement until such time as the calculation of the Estimated Closing Adjustment has been finally determined pursuant to this Section 2.6, Parent and its accountants shall, upon reasonable notice and during normal business hours, be permitted to discuss with the Company and its accountants the Estimated Closing Adjustment Statement and shall be provided complete and accurate copies of, and have reasonable access, upon reasonable notice at reasonable times during normal business hours, to the work papers and supporting records of the Company and its accountants so as to allow Parent and its accountants to verify the accuracy of the Estimated Closing Adjustment Statement. If Parent objects to the Estimated Closing Adjustment Statement, the Company and Parent will work together in good faith to resolve the issues in dispute. If all disputed issues are resolved, the amounts as agreed upon by Parent and the Company shall be used to determine the Estimated Closing Adjustment. If Parent and the Company are unable to resolve all such disputed issues within four (4) Business Days following Parent’s receipt of the Estimated Closing Adjustment Statement, the Estimated Closing Adjustment shall be as determined by the Company. For clarity, in the event of any inaccuracy or error with respect to the Estimated Closing Adjustment, Parent shall be entitled to make a claim for indemnification pursuant to, and in accordance with, Article VII, including Section 7.1(d). Notwithstanding anything to the contrary in this Agreement, to the extent any Closing Indebtedness is (or at the Closing will be) taken into account in the calculation of the Aggregate Consideration, any such Closing Indebtedness shall be disregarded and not taken into account in determining whether the Company has complied with its obligations under this Agreement or the accuracy of the representations and warranties made by the Company under this Agreement, and neither the Company nor any Company Equityholder shall have any liability or obligation relating to this Agreement with respect to any such Closing Indebtedness.

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2.7 Allocation Schedule.

(a) The Allocation Schedule sets forth a true, correct and complete summary of the allocation of the amounts payable to the Company Equityholders pursuant to this Agreement. From time to time after the Effective Time, the Company Equityholder Representative may, with the written agreement of the Parent, update, correct or otherwise amend or modify the Allocation Schedule in any manner that is consistent with the express provisions of this Article II. The Parent shall be entitled to rely conclusively on the Allocation Schedule as in effect from time to time, and, as between the Company Equityholders, on the one hand, and the Parent and the Surviving Corporation, on the other hand, any amounts delivered by the Parent to any Company Equityholder (or delivered by the Parent to the Exchange and Paying Agent for delivery) in accordance with the Allocation Schedule, shall be deemed for all purposes to have been delivered to the applicable Company Equityholder in full satisfaction of the obligations of the Parent and the Surviving Corporation under this Article II.

(b) The Exchange and Paying Agent shall pay the portion of the Aggregate Consideration payable to the applicable Company Stockholders in accordance with the Allocation Schedule and the Letters of Transmittal.

2.8 Withholding Rights. The Parent, the Company, the Surviving Corporation and the Exchange and Paying Agent will be entitled to deduct and withhold from the amounts otherwise payable by it pursuant to this Agreement to any Person, such amounts as it reasonably determines that it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law, and to collect any necessary Tax forms, including Forms W-8 or W-9, as applicable, or any similar information, from Company Stockholders and any other recipients of payments hereunder; provided, however, that, other than in connection with backup withholding, Parent and the Company shall not, and shall use commercially reasonable efforts to cause the Exchange and Paying Agent not to, withhold any amounts from payments to Company Stockholders for Company Stock pursuant to this Section 2.8 without providing advance notice thereof to the Company Equityholder Representative to give the Company Equityholder Representative an opportunity to provide additional information or to apply for an exemption from, or a reduced rate of, withholding. In the event that any amount is so deducted and withheld, and properly remitted, such amount will be treated for all purposes of this Agreement as having been paid to the Person to whom the payment from which such amount was withheld was made.

2.9 Share Issuance.

(a) All shares of the Parent Common Stock issued pursuant to this Agreement shall bear a legend (and Parent will make a notation on its transfer books to such effect) prominently stamped or printed thereon or the substance of which will otherwise be reflected on the books and records of the transfer agent for the Parent Common Stock with respect to book-entry shares, in each case reading substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO RESALE IN CONNECTION WITH A DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

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Notwithstanding the foregoing, if the recipient of such Parent Common Stock is a “non-U.S. person”, a legend in substantially the following form may also be used:

“THESE SECURITIES MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Parent that, except as set forth in the Company Disclosure Schedule, the statements contained in this Article III are true and correct as of the date of this Agreement and as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date). The Company Disclosure Schedule shall be arranged in sections and paragraphs corresponding to the numbered and lettered sections and paragraphs contained in this Article III; provided, however, that the disclosures in any section or paragraph of the Company Disclosure Schedule shall qualify (a) the corresponding section or paragraph in this Article III and (b) such other sections or paragraphs in this Article III (whether or not there is a specific cross reference) to the extent that it is reasonably apparent on the face of the disclosure that such disclosure also qualifies or applies to such other section or paragraph.

3.1 Organization, Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in corporate and Tax good standing under the Laws of the State of Delaware. Except as would not have a Company Material Adverse Effect, the Company is duly qualified to conduct business and is in corporate and Tax good standing under the Laws of each jurisdiction listed in Section 3.1 of the Company Disclosure Schedule, which jurisdictions constitute the only jurisdictions in which the nature of the Company’s businesses or the ownership or leasing of its properties requires such qualification. The Company has all requisite power and authority (corporate and other) to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Company has made available to the Parent complete and accurate copies of its Organizational Documents as in effect on the date of this Agreement. The Company is not in material default under or in material violation of any provision of its Organizational Documents.

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3.2 Capitalization.

(a) The authorized capital stock of the Company consists of 43,000,000 shares of Company Common Stock and 27,900,000 shares of Company Preferred Stock, 14,732,800 of which are designated as Series A-1 Preferred Stock and 13,087,248 of which are designated as Series A-2 Preferred Stock. As of the date of this Agreement, there are (i) 7,602,070 shares of Company Common Stock outstanding, and 27,820,048 shares of Company Preferred Stock outstanding and (ii) no shares of Company Stock held in treasury.

(b) Section 3.2(b) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date of the Agreement, of the holders of capital stock of the Company, showing the number of shares of capital stock, and the class or series of such shares, held by each stockholder and (for shares other than shares of Company Common Stock) the number of shares of Company Common Stock (if any) into which such shares are convertible. Section 3.2(b) of the Company Disclosure Schedule also indicates all outstanding shares of Company Stock that constitute restricted stock or that are otherwise subject to a repurchase or redemption right, indicating the name of the applicable stockholder, the vesting schedule (including any acceleration provisions with respect thereto), and the repurchase price payable by the Company. All of the issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. To the Company’s Knowledge, all of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with all applicable federal and state securities Laws.

(c) Section 3.2(c) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of: (i) the Company Stock Plan, the number of shares of Company Stock issued to date under the Company Stock Plan, the number of shares of Company Stock subject to outstanding options under the Company Stock Plan and the number of shares of Company Stock reserved for future issuance under the Company Stock Plan, (ii) all holders of outstanding Company Options, the number of shares of Company Stock subject to such Company Option, the exercise price, the date of grant, and the vesting schedule (including any acceleration provisions with respect thereto), and (iii) all other outstanding Company Equity Awards, the number and class or series of shares of Company Stock subject to such award, the date of grant, and the vesting schedule, including whether (and to what extent) the vesting will be accelerated in any way in connection with the Merger or any of the other transactions contemplated by this Agreement or upon related, concurrent or subsequent employment termination, or in combination with any other event. The Company has made available to the Parent a complete and accurate copy of the Company Stock Plan and forms of all stock option agreements evidencing Company Options in each case as in effect on the date of this Agreement. To the Company’s Knowledge, all of the shares of capital stock of the Company subject to Company Options will be, upon issuance pursuant to the exercise of such instruments, duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights.

(d) With respect to each Company Option (whether outstanding or previously exercised), (i) each such Company Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Company Option was duly authorized no later than the date on which the grant of such Company Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the Company Board (or a duly constituted and authorized committee thereof), or a duly authorized delegate thereof, and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plan, the Securities Act, the Exchange Act, and all other applicable Laws and are not and have not been the subject of any internal investigation, review or inquiry, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company.

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(e) Except as set forth in Section 3.2(c) or Section 3.2(e) of the Company Disclosure Schedule, (i) there are no Equity Interests of any class of the Company, or any security exchangeable into or exercisable for such Equity Interests, issued, reserved for issuance or outstanding, (ii) there are no options, warrants, equity securities, calls, rights, commitments or agreements to which the Company is a party or by which the Company is bound obligating the Company to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other Equity Interests of the Company or any security or rights convertible into or exchangeable or exercisable for any such shares or other Equity Interests, or obligating the Company to grant, extend, otherwise modify or amend or enter into any such option, warrant, Equity Interest, call, right, commitment or agreement, (iii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right, or to issue or distribute to holders of any Equity Interests of the Company any assets of the Company, including evidences of Indebtedness, and (iv) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any Equity Interests or to pay any dividend or to make any other distribution in respect thereof. Except as set forth in this Section 3.2, as of the date of this Agreement, the Company does not have any outstanding equity compensation or equity-based compensation. The Company has made available to the Parent complete and accurate copies of agreements evidencing all Company Equity Awards, including all Company Restricted Stock Award agreements as in effect on the date of this Agreement.

(f) There is no agreement, written or, to the Company’s Knowledge, oral, between the Company and any holder of its securities, or, to the Company’s Knowledge, among any holders of its securities, relating to the sale or transfer (including agreements relating to rights of first refusal, co-sale rights or “drag along” rights), registration under the Securities Act or the securities Laws of any other jurisdiction, or voting, of the capital stock of the Company.

(g) The Allocation Schedule sets forth a true, correct and complete summary of the allocation of the amounts payable to the Company Equityholders pursuant to this Agreement. The allocation of payments set forth on the Allocation Schedule complies with the terms of the Company’s Organizational Documents, the Company Stock, the Company Equity Awards and the Company Stock Plan.

3.3 Subsidiaries.

(a) Section 3.3 of the Company Disclosure Schedule sets forth: (i) the name of each Subsidiary; (ii) the number and type of outstanding equity securities of each Subsidiary and a list of the holders thereof; (iii) the jurisdiction of organization of each Subsidiary; (iv) the names of the officers and directors of each Subsidiary; and (v) the jurisdictions in which each Subsidiary is qualified or holds licenses to do business as a foreign corporation or other entity. There are no, and there have never been any, Subsidiaries. The Company does not own or control directly or indirectly or have any direct or indirect equity participation or similar interest in, any corporation, partnership, limited liability company, joint venture, trust or other business association or entity.

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(b) Each Subsidiary is a corporation duly organized, validly existing and in corporate and Tax good standing under the Laws of the jurisdiction of its incorporation.

(c) Each Subsidiary is duly qualified to conduct business and is in corporate and Tax good standing under the Laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification. Each Subsidiary has all requisite power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Company has delivered to the Parent complete and accurate copies of the Organizational Documents of each Subsidiary. No Subsidiary is in default under or in violation of any provision of its Organizational Documents. All of the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All shares of each Subsidiary that are held of record or owned beneficially by either the Company or any Subsidiary are held or owned free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities Laws), claims, Liens, options, warrants, rights, contracts, calls, commitments, equities and demands. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Company or any Subsidiary is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of any Subsidiary. There are no forms of equity or equity-based compensation or similar rights with respect to any Subsidiary. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary.

(d) The Company does not own or control directly or indirectly or have any direct or indirect equity participation or similar interest in, or any obligation to providing funding to, any corporation, partnership, limited liability company, joint venture, trust or other business association or entity that is not a Subsidiary.

3.4 Authority; No Conflict; Required Filings and Consents.

(a) The Company has all requisite power and authority (corporate and other) to execute and deliver this Agreement and the other agreements contemplated hereby and to perform their respective obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the other agreements contemplated hereby and, subject to obtaining the Company Stockholder Approval, which is the only approval required from the Company Stockholders, the performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate and other action on the part of the Company. Without limiting the generality of the foregoing, the Company Board, at a meeting duly called and held, by the unanimous vote of all directors (i) determined that the Merger is advisable, fair and in the best interests of the Company and its stockholders, (ii) approved this Agreement in accordance with the provisions of the DGCL, and (iii) directed that this Agreement and the Merger be submitted to the stockholders of the Company for their adoption and approval and resolved to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement and the approval of the Merger. This Agreement and all other agreements

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contemplated hereby have been duly and validly executed and delivered by the Company party thereto and constitutes or will constitute a valid and binding obligation of the Company, enforceable against them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors’ rights generally and by general principles of equity.

(b) Subject to the filing of the Certificate of Merger as required by the DGCL, neither the execution and delivery by the Company of this Agreement or any other agreement contemplated hereby, nor the performance by the Company of its obligations hereunder or thereunder, nor the consummation by the Company of the transactions contemplated hereby or thereby, will (i) conflict with or violate any provision of the Organizational Documents of the Company, each as amended or restated to date, or the Organizational Documents of any Subsidiary, each as amended or restated to date, (ii) require on the part of the Company, any Subsidiary or any Company Stockholder any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental Entity, (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of Indebtedness, Lien or other arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the assets of the Company or any Subsidiary are subject, except as would not have, individually or in the aggregate, a Company Material Adverse Effect, (iv) result in the imposition of any Lien upon any assets of the Company or any Subsidiary or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, any Subsidiary or any of their respective properties or assets.

(c) No material consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to the Company or any Subsidiary in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except for the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business.

3.5 Financial Statements.

(a) The Company has made available to the Parent the Company Financial Statements. The Company Financial Statements (i) comply as to form with all applicable accounting requirements and (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby; provided, however, that the Company Financial Statements referred to in clause (b) of the definition of such term are subject to normal recurring year-end adjustments (which, individually and in the aggregate, will not be material) and do not include footnotes.

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(b) Each of the Company Financial Statements fairly presents the consolidated assets, liabilities, business, financial condition, results of operations and cash flows of the Company and its Subsidiaries as of the date thereof and for the period referred to therein, and is consistent with the books and records of the Company and its Subsidiaries.

(c) The Company maintains accurate books and records reflecting its assets and liabilities and maintains proper and adequate internal accounting controls which provide assurance that (i) transactions are executed with management’s authorization, (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Company and to maintain accountability for the Company’s assets, (iii) access to assets of the Company is permitted only in accordance with management’s authorization, (iv) the reporting of assets of the Company is compared with existing assets at regular intervals, and (v) accounts, notes and other receivables and inventory were recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

(d) The Company maintains disclosure controls and procedures that are effective to ensure that all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s financial statements. Section 3.5(d) of the Company Disclosure Schedule lists, and the Company has delivered to the Parent copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures.

(e) Section 3.5(e) of the Company Disclosure Schedule lists, and the Company has delivered to the Parent copies of the documentation creating or governing, all securitization transactions and “off-balance sheet arrangements” (as defined in Item 303(a)(4) of Regulation S-K of the SEC) effected by the Company or any Subsidiary. Section 3.5(e) of the Company Disclosure Schedule lists all non-audit services performed by the Company’s auditors for the Company or any Subsidiary.

(f) Neither the Company nor any Subsidiary has extended or maintained credit, arranged for the extension of credit, modified or renewed an extension of credit, in the form of a personal loan or otherwise, to or for any director or executive officer of the Company or any Subsidiary. Section 3.5(f) of the Company Disclosure Schedule identifies any loan or extension of credit maintained by the Company or any Subsidiary to which the second sentence of Section 13(k)(1) of the Exchange Act would apply.

(g) Ernst & Young LLP, the auditor of the Company since inception to the date hereof, was and had been at all times during its engagement by the Company (i) “independent” with respect to the Company and its Subsidiaries within the meaning of Regulation S-X and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act (to the extent applicable) and the related rules of the SEC and the Public Company Accounting Oversight Board.

3.6 Absence of Certain Changes. Since December 31, 2021, (a) there has occurred no event or development which, individually or in the aggregate, has had, or could reasonably be expected to have in the future, a Company Material Adverse Effect, (b) the Company and its Subsidiaries have conducted their businesses in the Ordinary Course of Business and (c) neither the Company nor any Subsidiary has taken any of the actions set forth in clauses (a) through (r) of Section 5.1.

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3.7 Books and Records. The minute books and other similar records of the Company and each Subsidiary contain complete and accurate records, in all material respects, of all actions taken at any meetings of the Company’s or such Subsidiary’s stockholders, Board of Directors or any committee thereof and of all written consents executed in lieu of the holding of any such meeting. Except as would not reasonably be expected to have a Company Material Adverse Effect, the books and records of the Company and each Subsidiary accurately reflect the assets, liabilities, business, of the Company and its Subsidiaries and have been maintained in accordance with good business and bookkeeping practices. Section 3.7 of the Company Disclosure Schedule contains a list of all bank accounts and safe deposit boxes of the Company and its Subsidiaries and the names of persons having signature authority with respect thereto or access thereto.

3.8 Tax Matters.

(a) Each of the Company and its Subsidiaries has properly filed on a timely basis (taking into account all applicable extensions) all income and other material Tax Returns that it was required to file, and all such Tax Returns are true, correct and complete in all material respects and were prepared in compliance with all applicable Laws. Each of the Company and its Subsidiaries has paid on a timely basis all Taxes, whether or not shown on any Tax Return, that were due and payable.

(b) All material Taxes that the Company or any Subsidiary is or was required by Law to withhold or collect have been duly withheld or collected and, to the extent required, have been properly paid to the appropriate Governmental Entity, and each of the Company and any Subsidiary has complied with all information reporting and backup withholding requirements.

(c) Neither the Company nor any Subsidiary is or has ever been a member of an affiliated group with which it has filed (or been required to file) consolidated, combined, unitary or similar Tax Returns, other than a group of which the common parent is the Company. Neither the Company nor any Subsidiary (i) has any liability under Treasury Regulation Section 1.1502-6 (or any comparable or similar provision of federal, state, local or foreign Law), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any Person other than the Company or any Subsidiary, or (ii) is a party to or bound by any Tax indemnity, Tax sharing, Tax allocation or similar agreement.

(d) The Company made available to the Parent complete and correct copies of all Tax Returns of the Company and any Subsidiary as of the date of this Agreement relating to Taxes for the last three (3) fiscal years.

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(e) No examination or audit or other action of or relating to any Tax Return of the Company or any Subsidiary by any Governmental Entity is currently in progress or, to the Knowledge of the Company, threatened or contemplated. No deficiencies for Taxes of the Company or any Subsidiary have been claimed, proposed or assessed by any Governmental Entity. Neither the Company nor any Subsidiary has been informed by any jurisdiction in which the Company or any Subsidiary does not file a Tax Return that the jurisdiction believes that the Company or any Subsidiary was required to file any Tax Return that was not filed or is subject to Tax in such jurisdiction. Neither the Company nor any Subsidiary has (i) waived any statute of limitations with respect to Taxes or agreed to extend the period for assessment or collection of any Taxes, which waiver or extension is still in effect, (ii) requested any extension of time within which to file any Tax Return, which Tax Return has not yet been filed, or (iii) executed or filed any power of attorney with any taxing authority, which is still in effect.

(f) Neither the Company nor any Subsidiary has made any payment, is obligated to make any payment, or is a party to any agreement, contract, arrangement or plan that could obligate it to make any payment that may be treated as an “excess parachute payment” under Section 280G of the Code (without regard to Sections 280G(b)(4) and 280G(b)(5) of the Code). The recipient of each grant of Company Restricted Stock Award timely and effectively filed an election under Section 83(b) of the Code.

(g) Neither the Company nor any Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or portion thereof) ending after the Closing Date as a result of (i) any adjustments under Section 481 of the Code (or any similar adjustments under any provision of the Code or the corresponding foreign, state or local Tax Law), (ii) deferred intercompany gain or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding provision of state, local or foreign Tax Law), (iii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) executed on or prior to the Closing Date, (iv) installment sale or open transaction disposition made on or prior to the Closing Date, (v) prepaid amount received on or prior to the Closing Date, or (vi) any election made pursuant to Section 108(i) of the Code on or prior to the Closing Date.

(h) Neither the Company nor any Subsidiary has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

(i) Neither the Company nor any Subsidiary has distributed to its shareholders or security holders stock or securities of a controlled corporation, nor has stock or securities of the Company or any Subsidiary been distributed, in a transaction to which Section 355 of the Code applies (i) in the two years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) that includes the transactions contemplated by this Agreement.

(j) There are no Liens with respect to Taxes upon any of the assets of the Company or any Subsidiary, other than with respect to Taxes not yet due and payable.

(k) Neither the Company nor any Subsidiary (i) is a party to any joint venture, partnership, or other arrangement that is treated as a partnership for federal income Tax purposes or (ii) has made an entity classification (“check-the-box”) election under Section 7701.

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(l) Neither the Company nor any of its Subsidiaries is subject to tax in any country other than its country of incorporation, organization or formation by virtue of having employees, a permanent establishment or other place of business in that country.

(m) Neither the Company nor any Subsidiary (i) is a stockholder of a “specified foreign corporation” as defined in Section 965(e) of the Code (or any similar provision of state, local or foreign Law), or (ii) is a stockholder in a “passive foreign investment company” as defined in Section 1297 of the Code.

(n) All related party transactions involving the Company or any Subsidiary have been conducted at arm’s length in compliance with Section 482 of the Code and the Treasury Regulations promulgated thereunder and any comparable provisions of any other Tax Law. Each has maintained documentation (including any applicable transfer pricing studies) in connection with such related party transactions in accordance with Sections 482 and 6662 of the Code and the Treasury Regulations promulgated thereunder and any comparable provisions of any other Tax Law.

(o) Neither the Company nor any Subsidiary has engaged in a “reportable transaction” as set forth in Treasury Regulation section 1.6011-4(b) or a “listed transaction” as set forth in Treasury Regulation section 301.6111-2(b)(2) or any analogous provision of state or local Law. Each of the Company and its Subsidiaries has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

(p) Notwithstanding anything to the contrary contained herein, no section of this Agreement (including this Section 3.8) shall be treated as containing any express or implied representations or warranties relating to Tax assets, or the existence, amount, expiration date or limitations on (or availability or usability of) any Tax attribute, in each case with respect to the Company.

3.9 Assets.

(a) Except as would not result in a material liability or the loss of a material right, the Company or the applicable Subsidiary is the true and lawful owner of, and has good title to, all of the assets (tangible or intangible) purported to be owned by the Company or such Subsidiary, free and clear of all Liens. The Company and each Subsidiary owns or leases all material tangible assets sufficient for the conduct of its businesses as presently conducted, which tangible assets are reflected in the Company Financial Statements (other than to the extent disposed of in the Ordinary Course of Business). Except as would not reasonably be expected to have a Company Material Adverse Effect, each such tangible asset is free from defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used.

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(b) Except as would not reasonably be expected to be material to the Company, each item of equipment, motor vehicle and other asset that the Company or a Subsidiary has possession of pursuant to a lease agreement or other contractual arrangement is in such condition that, upon its return to its lessor or owner in its present condition at the end of the relevant lease term or as otherwise contemplated by the applicable lease or contract, Company or such Subsidiary to such lessor or owner will have been discharged in full.

3.10 Owned and Leased Real Property.

(a) Neither the Company nor any Subsidiary owns, or has ever owned, any real property.

(b) Section 3.10(b) of the Company Disclosure Schedule lists all Leases and lists the term of such Lease, any extension and expansion options, and the rent payable, security deposit, maintenance and like charges thereunder, and any advance rent thereunder. The Company has delivered to the Parent complete and accurate copies of the Leases. Neither the Company nor any Subsidiary occupies any space other than pursuant to a Lease. With respect to each Lease, except as would not individually or in the aggregate have a Company Material Adverse Effect:

(i) such Lease is legal, valid, binding, enforceable and in full force and effect against the Company or the Subsidiary that is the party thereto, as applicable, and, to the Company’s Knowledge, against each other party thereto;

(ii) such Lease will continue to be legal, valid, binding, enforceable and in full force and effect against the Company or the Subsidiary that is the party thereto, as applicable, and, to the Company’s Knowledge, against each other party thereto immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing;

(iii) none of the Company, any Subsidiary or, to the Knowledge of the Company, any other party, is in breach or violation of, or default under, any such Lease, and no event has occurred, is pending or, to the Knowledge of the Company, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute any such breach or default by the Company or any Subsidiary or, to the Knowledge of the Company, any other party under such Lease; and no event has occurred that would give rise to a termination right under such Lease;

(iv) there are no disputes, oral agreements or forbearance programs in effect as to such Lease;

(v) neither the Company nor any Subsidiary has assigned, transferred, conveyed, mortgaged, subleased, licensed, deeded in trust or encumbered any interest in the leasehold or subleasehold;

(vi) all facilities leased or subleased thereunder are supplied with utilities and other services adequate for the operation of said facilities;

(vii) to the Knowledge of the Company, there are no Liens, easements, covenants or other restrictions applicable to the real property subject to such Lease which would reasonably be expected to impair the current uses or the occupancy by the Company or any Subsidiary of the property subject thereto;

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(viii) no construction, alteration or other leasehold improvement work with respect to the Lease remains to be paid for or performed by the Company or any Subsidiary;

(ix) neither the Company nor any Subsidiary is obligated to pay any leasing or brokerage commission relating to such Lease and will not have any obligation to pay any leasing or brokerage commission upon the renewal or expansion of the Lease; and

(x) the Company Financial Statements contain adequate reserves to provide for the restoration of the property subject to the Lease at the end of the respective Lease term, to the extent required by the Lease.

3.11 Intellectual Property.

(a) All assignments of Company Registrations to the Company or any Subsidiary have been properly executed and recorded. To the Knowledge of the Company, all Company Registrations are valid and enforceable and all issuance, renewal, maintenance and other payments that are or have become due with respect thereto have been timely paid by or on behalf of the Company, and there are no Liens on any of the Company Registrations.

(b) There are no inventorship challenges, opposition or nullity proceedings or interferences declared, commenced or threatened in writing, with respect to any Patent Rights included in the Company Registrations. To the Knowledge of the Company, the Company and its Subsidiaries have complied with their duty of candor and disclosure to the United States Patent and Trademark Office and any relevant foreign patent office with respect to all patent and trademark applications filed by or on behalf of the Company or any Subsidiary and have made no misrepresentation in such applications. The Company has no Knowledge of any information that would preclude the Company or any Subsidiary from having clear title to the Company Registrations or affecting the patentability, validity or enforceability of any Company Registrations. To the Knowledge of the Company, there has been no public disclosure of any Company Intellectual Property, including in trade publications or at trade shows, prior to filing of any Company Registrations with respect thereto.

(c) To the Knowledge of the Company, each item of Company Intellectual Property will be owned or available for use by the Parent or a subsidiary of the Parent following the Closing on the same terms and conditions as it was immediately prior to the Closing. To the Knowledge of the Company, the Company or a Subsidiary is the sole and exclusive owner of all Company Owned Intellectual Property, free and clear of any Liens. To the Knowledge of the Company, the Company Intellectual Property constitutes all Intellectual Property necessary (i) to Exploit the Company’s Customer Offerings in the manner so done currently and contemplated to be done in the future by the Company and its Subsidiaries, (ii) to Exploit the Internal Systems as they are currently used and contemplated to be used in the future by the Company and its Subsidiaries and (iii) otherwise to conduct the business of the Company and its Subsidiaries in the manner currently conducted and contemplated to be conducted in the future by the Company and its Subsidiaries.

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(d) The Company or the appropriate Subsidiary, as applicable, has taken all necessary measures to protect the proprietary nature of each item of Company Owned Intellectual Property, and to maintain in confidence all trade secrets and confidential information comprising a part thereof, except as would not individually or in the aggregate reasonably be expected to be material to the Company. To the Knowledge of the Company, the Company and each Subsidiary has complied in all material respects with all applicable contractual and legal requirements pertaining to information privacy and security. To the Knowledge of the Company, no complaint relating to an improper use or disclosure of, or a breach in the security of, any such information has been made or threatened against the Company or any Subsidiary. To the Knowledge of the Company, there has been no: (i) unauthorized disclosure of any third party proprietary or confidential information in the possession, custody or control of the Company or any Subsidiary, or (ii) breach of the Company’s or any Subsidiary’s security procedures wherein confidential information has been disclosed to a third Person, in each case which would reasonably be expected to have a Company Material Adverse Effect.

(e) To the Knowledge of the Company, none of the Company’s Customer Offerings, or the Exploitation thereof by the Company or the Subsidiaries or by any reseller, distributor, customer or user thereof, or any other activity of the Company or the Subsidiaries, infringes or violates, or constitutes a misappropriation of, or in the past has infringed or violated, or constituted a misappropriation of, any Intellectual Property rights of any third party that could reasonably be expected to be material to the Company. Section 3.11(e) of the Company Disclosure Schedule lists any complaint, claim or notice, or written or, to the Knowledge of the Company, oral, threat of any of the foregoing (including any notification that a license under any patent is or may be required by, or is available for license to, the Company), received by the Company or any Subsidiary alleging any such infringement, violation or misappropriation and any request or demand for indemnification or defense received by the Company or any Subsidiary from any reseller, distributor, customer, user or any other third party; and the Company has provided to the Parent copies of all such complaints, claims, notices, requests, demands or threats, as well as any legal opinions, studies, market surveys and analyses relating to any alleged or potential infringement, violation or misappropriation.

(f) To the Knowledge of the Company, no Person (including any Company Employee or current or former consultant of the Company or the Subsidiaries) is infringing, violating or misappropriating any of the Company Owned Intellectual Property or any of the Company Licensed Intellectual Property that is exclusively licensed to the Company or any Subsidiary in a manner that could reasonably be expected to be material to the Company. To the Knowledge of the Company, the Company has provided to the Parent copies of all written correspondence, analyses, legal opinions, complaints, claims, notices or threats, and to the Knowledge of the Company all oral notices or threats, concerning the infringement, violation or misappropriation of any Company Owned Intellectual Property.

(g) To the Knowledge of the Company, except as described in Section 3.11(g) of the Company Disclosure Schedule or otherwise pursuant to contracts entered into in the Ordinary Course of Business or as would not be material to Company and its Subsidiaries, taken as a whole, neither the Company nor any Subsidiary has agreed to indemnify any Person against any infringement, violation or misappropriation of any Intellectual Property rights with respect to any of the Company’s Customer Offerings or any third party Intellectual Property rights. Neither the Company nor any Subsidiary is a member of or party to any patent pool, industry standards body, trade association or other organization pursuant to the rules of which it is obligated to license any existing or future Intellectual Property to any Person.

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(h) To the Knowledge of the Company, no third party inventions, methods, services, materials, or processes related to Software are included in or required to Exploit the Company’s Customer Offerings or Internal Systems, excluding currently-available, off the shelf software programs or authorized modifications thereto. To the Knowledge of the Company, none of the Company’s Customer Offerings or Internal Systems includes “shareware,” “freeware” or other Software or other material that was obtained by the Company or any Subsidiary from third parties, excluding currently-available, off the shelf software programs or authorized modifications thereto.

(i) To the Knowledge of the Company, neither the Company nor any Subsidiary has licensed, distributed or disclosed, and knows of no distribution or disclosure by others (including any Company Employee or any current or former contractor of the Company or any Subsidiary) of, the Company Source Code to any Person, and to the Knowledge of the Company, the Company and its Subsidiaries have taken reasonable physical and electronic security measures to prevent disclosure of such Company Source Code. To the Knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, nor will the consummation of the transactions contemplated hereby, result in the disclosure or release of such Company Source Code by the Company, the Subsidiaries, their escrow agent(s) or any other Person to any third party.

(j) To the Knowledge of the Company, all of the Software and Documentation comprising, incorporated in or bundled with the Company’s Customer Offerings or Internal Systems have been designed, authored, tested and debugged by regular Company Employees within the scope of their employment or by independent contractors of the Company or a Subsidiary who have executed valid and binding agreements expressly assigning all right, title and interest in such copyrightable materials to the Company or a Subsidiary, waiving their non-assignable rights (including moral rights) in favor of the Company or a Subsidiary and its permitted assigns and licensees, and have no residual claim to such materials.

(k) To the Knowledge of the Company, neither the Company nor any Subsidiary has (i) incorporated Open Source Materials into, or combined Open Source Materials with, the Company’s Customer Offerings; (ii) distributed Open Source Materials in conjunction with any other software developed or distributed by the Company or any Subsidiary; or (iii) used Open Source Materials that create, or purport to create, obligations for the Company or any Subsidiary with respect to the Company’s Customer Offerings or grant, or purport to grant, to any third party, any rights or immunities under Intellectual Property rights (including using any Open Source Materials that require, as a condition of Exploitation of such Open Source Materials, that other Software incorporated into, derived from or distributed with such Open Source Materials be (A) made available, disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works, (C) redistributable at no charge or minimal charge, or (D) licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind).

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(l) To the Knowledge of the Company, each Company Employee and each current or former independent contractor of the Company or any Subsidiary has executed a valid, binding and enforceable written agreement expressly assigning to the Company or such Subsidiary all right, title and interest in any inventions and works of authorship, whether or not patentable, invented, created, developed, conceived and/or reduced to practice during the term of such Company Employee’s employment or such independent contractor’s work for the Company or the relevant Subsidiary, and all Intellectual Property rights therein, and has waived all moral rights therein to the extent legally permissible, in each case except where the failure of such Company Employee or independent contractor to execute such written agreement(s) and/or make such waiver(s) would not be material to the Company.

(m) To the Knowledge of the Company, the Company’s Customer Offerings and the Internal Systems are free in all material respects from defects in design, workmanship and materials and conform to the written Documentation and specifications therefor. To the Knowledge of the Company, the Company’s Customer Offerings and the Internal Systems do not contain any disabling device, virus, worm, back door, Trojan horse or other disruptive or malicious code that may or are intended to impair their intended performance or otherwise permit unauthorized access to, hamper, delete or damage any computer system, software, network or data. To the Knowledge of the Company, the Company and its Subsidiaries have not received any written warranty claims, contractual terminations or requests for settlement or refund due to the failure of the Company’s Customer Offerings to meet their specifications or otherwise to satisfy end user needs or for harm or damage to any third party except as set forth in Section 3.11(m) of the Company Disclosure Schedule. Except as set forth on Section 3.11(m) of the Company Disclosure Schedule, the Company and its Subsidiaries have neither sought, applied for nor received any support, funding, resources or assistance from any federal, state, local or foreign governmental or quasi-governmental agency or funding source in connection with the Exploitation of the Company’s Customer Offerings, the Internal Systems or any facilities or equipment used in connection therewith. Except as set forth on Section 3.11(m) of the Company Disclosure Schedule, no university or Governmental Entity has sponsored any research or development conducted by the Company or any Subsidiary, or to the Knowledge of the Company has any claim of right or ownership of or Lien on any Company Owned Intellectual Property or any Company Licensed Intellectual Property that is, or is purported to be, exclusively licensed to Company or any Subsidiary.

(n) Except as set forth on Section 3.11(n) of the Company Disclosure Schedule, to the Knowledge of the Company, neither the negotiation, execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, will result in (i) a breach of or default under any agreement governing any Company Intellectual Property, (ii) an impairment of the rights of the Company or any Subsidiary in or to any Company Intellectual Property or portion thereof, (iii) the grant or transfer to any third party of any new license or other interest under, the abandonment, assignment to any third party, or modification or loss of any right with respect to, or the creation of any Lien on, any Company Intellectual Property, (iv) the Company, any Subsidiary, the Parent or any of their respective Affiliates being obligated to pay any penalty or new or increased royalty or fee to any Person under any agreement governing any Company Intellectual Property, or (v) the Parent or any of the Parent’s Affiliates being (A) bound by or subject to any noncompete or licensing obligation or covenant not to sue or (B) obligated to license any of its Intellectual Property to (or obligated not to assert its Intellectual Property against) any Person, in each case that would, individually or in the aggregate, reasonably be expected to be material to the Company.

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3.12 Contracts.

(a) Section 3.12(a) of the Company Disclosure Schedule lists the following agreements (each a “Contract”) to which the Company or any Subsidiary is a party as of the date of this Agreement:

(i) any agreement (or group of related agreements) for the lease of personal property from or to third parties;

(ii) any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services (A) which calls for performance over a period of more than one year, (B) which involves more than the sum of $100,000, or (C) in which the Company or any Subsidiary has granted manufacturing rights, “most favored nation” pricing provisions or marketing or distribution rights relating to any services, products or territory or has agreed to purchase a minimum quantity of goods or services or has agreed to purchase goods or services exclusively from a certain party;

(iii) any agreement providing for any material royalty, milestone or similar payments by the Company;

(iv) any agreement concerning the establishment or operation of a partnership, joint venture or limited liability company;

(v) any agreement (or group of related agreements) under which the Company or any Subsidiary has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) Indebtedness (including capitalized lease obligations) or under which it has imposed (or may impose) a Lien on any of its assets, tangible or intangible;

(vi) any agreement for the disposition of any assets or business of the Company or any Subsidiary or any agreement for the acquisition of the assets or business of any other Person (other than purchases of inventory or components in the Ordinary Course of Business);

(vii) any agreement concerning confidentiality, noncompetition or non-solicitation (other than confidentiality agreements with customers or suppliers of the Company or any Subsidiary or with Company Employees set forth in the Company’s standard form of employment agreement, a copy of which has previously been made available to the Parent);

(viii) any written employment agreement or consulting agreement that is not on the Company’s standard form of employment agreement or consulting agreement, each of which has been previously made available to the Parent (excluding employment agreements that are terminable “at will” without the payment of severance or other amounts upon termination, and consulting agreements which are terminable on 30 days or less notice without the payment of additional consideration);

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(ix) any agreement providing for severance, retention, change in control payments, or transaction-based bonuses or incentives;

(x) any material settlement agreement or settlement-related agreement (including any agreement in connection with which any employment- or individual services-related claim is settled);

(xi) any agreement entered into by the Company or any Subsidiary since inception (whether or not in effect as of the date of this Agreement) with any Affiliate of the Company or involving any current or former officer, director or stockholder of the Company or any Affiliate thereof;

(xii) any agreement under which the consequences of a default or termination would reasonably be expected to have a Company Material Adverse Effect;

(xiii) any material agency, distributor, sales representative, franchise or similar agreements to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound;

(xiv) any agreement which contains any provisions requiring the Company or any Subsidiary to indemnify any other party (excluding indemnities contained in agreements for the purchase, sale or license of products or services entered into in the Ordinary Course of Business);

(xv) any agreement that could reasonably be expected to have the effect of prohibiting or impairing the conduct of the business of the Company or any of the Subsidiaries as currently conducted and as currently proposed to be conducted;

(xvi) any agreement that would entitle any third party to receive a license or any other right to Intellectual Property of the Parent or any of the Parent’s Affiliates (excluding the Company and its Subsidiaries) following the Closing;

(xvii) any agreement relating to grants, funding or other forms of assistance received by the Company or any Subsidiary from any Governmental Entity;

(xviii) any agreement relating the research, development, clinical trial, manufacturing, distribution, supply, marketing or co-promotion of any products, product candidates or devices in development by or which has been or which is being researched, developed, marketed, distributed, supported, sold or licensed out, in each case by or on behalf of the Company or any Subsidiary; and

(xix) any other agreement (or group of related agreements) either involving scheduled payments (by or to the Company) of more than $75,000 individually or $100,000 in the aggregate or not entered into in the Ordinary Course of Business.

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(b) The Company has made available to the Parent a complete and accurate copy of each Contract (as amended to date) as of the date of this Agreement. With respect to each Contract: (i) the Contract is legal, valid, binding and enforceable and in full force and effect against the Company or the Subsidiary that is the party thereto, as applicable, and, to the Company’s Knowledge, against each other party thereto; (ii) the Contract will continue to be legal, valid, binding and enforceable and in full force and effect against the Company or the Subsidiary that is the party thereto, as applicable, and, to the Company’s Knowledge, against each other party thereto immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Company, any Subsidiary nor, to the Knowledge of the Company, any other party, is in breach or violation of, or default under, any such Contract, and no event has occurred, is pending or, to the Knowledge of the Company, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute any such breach or default by the Company, any Subsidiary or, to the Knowledge of the Company, any other party under such Contract.

(c) To the Knowledge of the Company, neither the Company nor any Subsidiary is a party to any oral contract, agreement or other arrangement which, if reduced to written form, would be required to be listed in Section 3.12(a) of the Company Disclosure Schedule under the terms of Section 3.12(a). To the Knowledge of the Company, neither the Company nor any Subsidiary is a party to any written or oral arrangement (i) to perform services or sell products which is expected to be performed at, or to result in, a loss or (ii) for which the customer has already been billed or paid that have not been fully accounted for on the Most Recent Balance Sheet.

3.13 Litigation. As of the date hereof, there is no Legal Proceeding pending or, to the Knowledge of the Company, threatened with respect to, against or affecting the Company or any Subsidiary or any current or former officer, director, employee, consultant, agent or stockholder of the Company or any Subsidiary in its, his or her capacity as such or with respect to the Company or any Subsidiary, or seeking to prevent or delay the transactions contemplated hereby, and no notice of any Legal Proceeding involving or relating to the Company or any Subsidiary, whether pending or threatened, has been received by the Company or any Subsidiary, in each case as would reasonably be expected to result in a Company Material Adverse Effect. As of the date of this Agreement, there are no material judgments, orders, injunctions, decrees, stipulations or awards (whether rendered by a court, administrative agency or other Governmental Entity, by arbitration or otherwise) against or involving the Company or any Subsidiary. As of the date of this Agreement, there is no material Legal Proceeding by the Company or any Subsidiary pending, or which the Company or any Subsidiary has commenced preparations to initiate, against any other Person.

3.14 Environmental Matters.

(a) To the Knowledge of the Company, the Company and its Subsidiaries have complied with all applicable Environmental Laws except as would not, individually or in the aggregate, reasonably be expected to be material to the Company. There is no pending or, to the Knowledge of the Company, threatened Legal Proceeding relating to any Environmental Law involving the Company or any Subsidiary.

(b) To the Knowledge of the Company, neither the Company nor any Subsidiary has any material liabilities or obligations arising from the release or threatened release of any Materials of Environmental Concern into the environment.

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(c) Neither the Company nor any Subsidiary is a party to or bound by any court order, administrative order, consent order or other agreement between the Company or any Subsidiary and any Governmental Entity entered into in connection with any legal obligation or liability arising under any Environmental Law.

(d) To the Knowledge of the Company, Set forth in Section 3.14(d) of the Company Disclosure Schedule is a list of all documents (whether in hard copy or electronic form) that contain any material environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Company or any Subsidiary (whether conducted by or on behalf of the Company, any Subsidiary or a third party, and whether done at the initiative of the Company or a Subsidiary or directed by a Governmental Entity or other third party) which the Company has possession of or access to. A complete and accurate copy of each such document has been provided to the Parent.

(e) The Company has no Knowledge of any environmental liability relating to any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company or any Subsidiary.

3.15 Labor and Employment.

(a) Section 3.15(a) of the Company Disclosure Schedule contains a list of all current Company Employees, as of the date of this Agreement, along with the position, date of hire, annual rate of compensation (or with respect to Company Employees compensated on an hourly or per diem basis, the hourly or per diem rate of compensation), estimated or target annual incentive compensation of each such person and employment status of each such person (including whether the person is on a leave of absence and the dates of such leave). Section 3.15(a) of the Company Disclosure Schedule sets forth all bonuses earned by any Company Employee through the date of this Agreement and which are expected to be accrued but unpaid as of the Closing Date and the amounts of accrued vacation or paid time off, accrued sick time, and the amount of such liabilities as of September 27, 2022. Each such current Company Employee is retained at-will and none of such current Company Employees is a party to an employment agreement or contract with the Company or any Subsidiary. Each current Company Employee has entered into the Company’s or such Subsidiary’s standard form of confidentiality, non-competition and assignment of inventions agreement, a copy of which has previously been delivered to the Parent. All of the agreements referenced in the preceding sentence will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing. Section 3.15(a) of the Company Disclosure Schedule contains a list of all current Company Employees employed in the United States who are not citizens of the United States. To the Knowledge of the Company, as of the date of this Agreement, no current key Company Employee or group of current Company Employees has any plans to terminate employment with the Company or any Subsidiary.

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(b) To the Company’s Knowledge, neither the Company nor any Subsidiary has breached or violated any (i) applicable Law respecting employment and employment practices, terms and conditions of employment and wages and hours, including any such Law respecting employment discrimination, employee classification (for overtime purposes or as employee versus independent contractor), workers’ compensation, family and medical leave, the Immigration Reform and Control Act and occupational safety and health requirements, or (ii) employment or other individual service provider agreement, in each case except as would not reasonably be expected to be material to the Company. As of the date hereof, to the Knowledge of the Company, no claims, controversies, investigations, audits or other Legal Proceedings are pending or threatened, with respect to such Laws or agreements, either by private Persons or by Governmental Entities.

(c) Neither the Company nor any Subsidiary is a party to or bound by any collective bargaining agreement, nor has either of them experienced any actual or threatened strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. The Company has no Knowledge of any organizational effort made or threatened (including the filing of a petition for certification) either currently or within the past two (2) years, by or on behalf of any labor union or works council with respect to Company Employees.

(d) Section 3.15(d) of the Company Disclosure Schedule contains a list of all consultants and independent contractors as of the date of this Agreement and since inception engaged by or for the benefit of the Company, along with the position, date of retention and rate of remuneration for each such Person. Each such consultant or independent contractor is or was a party to a written agreement or contract with the Company. The Company has not incurred, and no circumstances exist under which the Company could reasonably be expected to incur, any material liability arising from the misclassification of employees as consultants or independent contractors, or from the misclassification of consultants or independent contractors as employees. Each such consultant and independent contractor has entered into the Company’s or such Affiliate’s standard form of confidentiality, non-competition and assignment of inventions agreement with the Company, a copy of which has previously been made available to the Parent. No independent contractor has provided services to or with respect to the Company for a period of six (6) consecutive months or longer. The Company does not have, and since inception has not had, any temporary or leased employees.

(e) The Company has made available to the Parent a true, correct and complete list as of the date of this Agreement of all Company Employees working in the United States who are not citizens or permanent residents of the United States, that indicates visa, work authorization, and green card status and the date their work authorization is scheduled to expire. All other Company Employees employed in the United States as of the date of this Agreement are citizens or permanent residents. Section 3.16(e) of the Company Disclosure Schedule sets forth as of the date of this Agreement a true, correct and complete list and description of all expatriate contracts that the Company or any Subsidiary has in effect with any Company Employee and all employment contracts and independent contractor arrangements covering any individuals providing services outside the country in which they are nationals. Each Company Employee working in a country other than one of which such Company Employee is a national has a valid work permit, certificate of sponsorship, visa, or other right under applicable Law that permits him or her to be employed lawfully by the Company or the applicable Subsidiary in the country in which he or she is so employed. Section 3.16(e) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a list of each Company Employee who is providing services in the United States and who holds a temporary work authorization (“Work Permit”), including H-1B, TN, E-1, E-2, L-1, F-1 or J-1 visa status or employment authorization document

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work authorizations, setting forth the name of such Company Employee, the type of Work Permit and the length of time remaining on such Work Permit. With respect to each Work Permit, all of the information that the Company or any Subsidiary provided to the United States Department of Labor (“DOL”) and the United States Customs and Immigration Service (“USCIS”) in the applications for such Work Permit was true and complete at the time of filing such applications and the Company or the applicable Subsidiary received the appropriate notice of approval or other evidence of authorized employment from the USCIS, the DOL, the Department of State or other relevant Governmental Entity with respect to each such Work Permit. Neither the Company nor any Subsidiary has received as of the date of this Agreement any written notice from the USCIS or any other Governmental Entity that any Work Permit has been revoked. As of the date of this Agreement, there is no action pending or, to the Knowledge of the Company, threatened to revoke or adversely modify the terms of any of the Work Permits. The Company or a Subsidiary obtained the necessary prevailing wage documentation for each H-1B worker and has paid and continues to pay each H-1B worker the prevailing wage according to the regulations of the DOL. The Company and its Subsidiaries have complied with all terms of the Labor Condition Applications for all H-1B workers and have maintained all documentation required by the DOL regulations.

(f) The Company has withheld and paid to the appropriate Governmental Entity or is holding for payment not yet due to such Governmental Entity all amounts required to be withheld from Company Employees and is not liable for any arrears of wages, Taxes, penalties or other sums for failure to comply with any of the foregoing.

(g) As of the date hereof, no charges or complaints are open and pending against the Company or any Subsidiary with the Equal Employment Opportunity Commission, the Office of Federal Contract Compliance Programs (the “OFCCP”), or similar Governmental Entity or pursuant to internal complaint procedures, and, to the Knowledge of the Company, as of the date hereof no current or former employee of the Company or any Subsidiary has made, during the last 12 months, an oral or, during the last three (3) years, a written complaint of discrimination, retaliation or other similar wrongdoing. True, correct and complete information regarding any closed charges or complaints filed since December 31, 2020 through the date of this Agreement with the Equal Employment Opportunity Commission, the OFCCP or similar Governmental Entity (or, with respect to discrimination, retaliation, or similar wrongdoing, pursuant to internal complaint procedures) has been made available to the Parent.

(h) Section 3.15(h) of the Company Disclosure Schedule contains a complete and accurate list of (i) all of the Company’s and each Subsidiary’s written employee handbooks, employment manuals, employment policies, or affirmative action plans and (ii) written summaries of all material unwritten employment policies. Section 3.15(h) of the Company Disclosure Schedule sets forth the policy of the Company and each Subsidiary with respect to accrued vacation, paid time off, accrued sick time and earned time off.

(i) Neither the Company nor any Subsidiary has caused (i) a plant closing as defined in the Worker Adjustment and Retraining Notification Act (the “WARN Act”) affecting any site of employment or one or more operating units within any site of employment of the Company or any Subsidiary or (ii) a mass layoff as defined in the WARN Act, nor has the Company or any Subsidiary been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar foreign, state or local Law. No employee of the Company or any Subsidiary at a U.S. facility with sufficient numbers of employees to be covered by the WARN Act has suffered an employment loss, as defined in the WARN Act, within the 90 day period ending on the date of this Agreement.

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(j) Neither the Company nor any Subsidiary has incurred, and no circumstances exist under which the Company or any Subsidiary could incur, any liability arising from the misclassification of employees as consultants or independent contractors, or from the misclassification of consultants or independent contractors as employees.

3.16 Employee Benefit Plans.

(a) Section 3.16(a) of the Company Disclosure Schedule contains a complete and accurate list of all material Company Plans. Complete and accurate copies of (i) all Company Plans which have been reduced to writing, together with all amendments thereto, (ii) written summaries of all material unwritten Company Plans, (iii) all related trust agreements, insurance contracts and summary plan descriptions, (iv) all annual reports filed on IRS Form 5500 and (for all funded plans) all plan financial statements for the last plan year for each Company Plan, (v) all reports regarding the satisfaction of the nondiscrimination requirements of Sections 410(b), 401(k), and 401(m) of the Code for the past year , (vi) the current disclosures received by with respect to ERISA Section 408(b)(2) or provided by a Company Plan pursuant to ERISA Section 404(a) and (vii) any written or electronic communications from or to the Internal Revenue Service, the DOL or any other Governmental Entity with respect to a Company Plan (including any voluntary correction submissions), have been delivered to the Parent. No Company Plan is or has been subject to non-U.S. Law.

(b) To the Knowledge of the Company, each Company Plan has been administered in all material respects in accordance with its terms and each of the Company, the Subsidiaries and the ERISA Affiliates has met its obligations in all material respects with respect to each Company Plan and has timely made all required contributions thereto, in each case in all material respects. To the Knowledge of the Company, the Company, the Subsidiaries, each ERISA Affiliate and each Company Plan are in compliance in all material respects with the currently applicable provisions of ERISA and the Code and the regulations thereunder. All filings and reports as to each Company Plan required to have been submitted to the Internal Revenue Service or to the DOL have been timely submitted. There is no plan or commitment, whether legally binding or not, to create any additional Company Plans or to modify any existing Company Plans.

(c) There are no Legal Proceedings (except claims for benefits payable in the normal operation of the Company Plans and proceedings with respect to qualified domestic relations orders) against or involving any Company Plan or asserting any rights or claims to benefits under any Company Plan that could give rise to any material liability. No Company Plan is or within the last three (3) calendar years has been the subject of, or has received or provided notice that it is the subject of, examination by a Governmental Entity or a participant in a government sponsored amnesty, voluntary compliance or similar program.

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(d) All the Company Plans that are intended to be qualified under Section 401(a) of the Code have received determination letters or opinion letters from the Internal Revenue Service to the effect that such Company Plans are qualified and the plans and the trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code or is based on prototype or volume submitter documents that have received such letter, no such determination letter or opinion letter has been revoked and revocation has not been threatened, and no such Company Plan has been amended since the date of its most recent determination letter, or opinion letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or increase its cost. There has been no termination or partial termination of such a Company Plan. Each Company Plan that is required to satisfy Section 401(k)(3) or Section 401(m)(2) of the Code has been tested for compliance with, and satisfies the requirements of Section 401(k)(3) and Section 401(m)(2) of the Code for each plan year ending prior to the Closing Date. To the Knowledge of the Company, each Company Plan that provides for compliance with Section 404(c) of ERISA or is intended to comply with such provision, so complies. To the Knowledge of the Company, each Company Plan is in compliance with ERISA Section 408(b)(2) (or other applicable exemption) and with ERISA Section 404(a).

(e) Neither the Company, any Subsidiary nor any ERISA Affiliate has ever maintained or contributed to or had any actual or potential liability with respect to an Employee Benefit Plan that was ever subject to Section 412 of the Code or Title IV of ERISA. At no time has the Company, any Subsidiary or any ERISA Affiliate been obligated to contribute to or had any actual or potential liability with respect to any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA), any “multiple employer plan” within the meaning of Section 413 of the Code, or any plan sponsored by a “professional employer organization” or similar third party provider.

(f) No act or omission has occurred and no condition exists with respect to any Employee Benefit Plan that, with respect to the Company, would subject the Parent or the Company to (i) any fine, penalty, Tax or liability of any kind imposed under ERISA, the Code or any other applicable Law or (ii) any contractual indemnification or contribution obligation protecting any fiduciary, insurer or service provider with respect to any Employee Benefit Plan, nor will the transactions contemplated by this Agreement give rise to any such liability. With respect to the Company Plans, there are no material benefit obligations for which contributions have not been made or properly accrued and there are no material benefit obligations that have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the Company Financial Statements. Neither the Company nor any Subsidiary has any liability for benefits (contingent or otherwise) under any Company Plan, except as set forth on the Company Financial Statements. The assets of each Company Plan that is funded are reported at their fair market value on the books and records of such Company Plan. No Company Plan subject to ERISA has assets that include securities issued by any Subsidiary or any ERISA Affiliate.

(g) Each Company Plan is amendable and terminable unilaterally by the Company and any Subsidiary that is a party thereto or covered thereby at any time without liability or expense to the Company, any Subsidiary or such Company Plan as a result thereof (other than for benefits accrued through the date of termination or amendment and reasonable

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administrative expenses related thereto) and no Company Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Company or any Subsidiary from amending or terminating any such Company Plan, or in any way limit such action. To the Knowledge of the Company, the investment vehicles used to fund any Company Plan may be changed at any time without incurring a sales charge, surrender fee or other similar expense.

(h) All group health plans of the Company, any Subsidiary and any ERISA Affiliate comply in all material respects with the requirements of COBRA, Code Section 5000, the Health Insurance Portability and Accountability Act, the Patient Protection and Affordable Care Act (“PPACA”), and any other comparable domestic or foreign Laws. No Company Plan is funded by, associated with or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code. Neither the Company, any Subsidiary, nor any ERISA Affiliate has any liability or obligation under or with respect to COBRA for its own actions or omissions, or those of any predecessor other than to provide health care continuation coverage to COBRA qualified beneficiaries at their own, and not at the Company’s, expense. No employee, officer, director or manager, or former employee, officer, director, or manager (or beneficiary of any of the foregoing) of the Company or any Subsidiary is entitled to receive any welfare benefits, including death or medical benefits (whether or not insured) beyond retirement or other termination of employment, other than as required by applicable Law, and there have been no written or oral commitments inconsistent with the foregoing.

(i) No Employee Benefit Plan or other contract, agreement, plan or arrangement covering any one or more individuals contains any provision or is subject to any applicable Law that, in connection with the Merger or any of the other transactions contemplated by this Agreement or upon related, concurrent or subsequent termination of services, or in combination with any other event, would (i) increase, accelerate or vest any compensation or benefit, (ii) require termination or retention payments, (iii) provide any term of services or compensation guaranty, (iv) forgive any Indebtedness, (v) require or provide any payment or compensation subject to Section 280G of the Code (and no such payment or compensation has previously been made), (vi) promise or provide any Tax gross ups or indemnification, whether under Sections 409A or 4999 of the Code or otherwise or (vii) measure any values of benefits on the basis of any of the transactions contemplated hereby. No stockholder, employee, officer or director of the Company has been promised or paid any bonus or incentive compensation related to the transactions contemplated hereby.

(j) There are no loans or extensions of credit from the Company, any Subsidiary or any ERISA Affiliate to any Company Employee or any independent contractor to the Company or any Subsidiary. There is no corporate-owned life insurance (COLI), split-dollar life insurance policy or any other life insurance policy on the life of any Company Employee or on any Company Stockholder.

(k) Each Company Equity Award and any other arrangement that is or may be a “nonqualified deferred compensation plan” (as defined in Code Section 409A(d)(1)) has been since the later of January 1, 2005 or its inception in compliance in all material respects with Code Section 409A and IRS Notice 2005-1 and has been in documentary compliance in all material respects since January 1, 2009. No corrections of violations of Code Section 409A have

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occurred. No stock option or equity unit option granted under any Company Plan has an exercise price that has been less than the fair market value of the underlying stock or equity units (as the case may be) as of the date such option was granted or has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option. To the Knowledge of the Company, the Company has made available to the Parent all valuation or similar reports pertaining to the valuation of the Company Stock as of the date of this Agreement.

3.17 Compliance with Laws. Each of the Company and its Subsidiaries has since January 1, 2020 conducted, and is conducting, its business and operations in compliance in all material respects with all applicable Laws. Since January 1, 2020, neither the Company nor any Subsidiary has received any notice or other communication from any Governmental Entity or other Person alleging any noncompliance with any applicable Law. Neither the Company nor any Subsidiary has any material liability for failure to comply with any Law and, to the Knowledge of the Company, there is no act, omission, event or circumstance that would reasonably be expected to give rise to any such liability. Neither the Company nor any Subsidiary has conducted any internal investigation with respect to any actual, potential or alleged violation of any Law by any manager, member or other equity holder, officer or Company Employee or concerning any actual or alleged fraud.

3.18 Unlawful Payments. Since January 1, 2020, the Company and its Subsidiaries are and have been in compliance with the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq., the Organization for Economic Cooperation and Development Convention Against Bribery of Foreign Public Officials in International Business Transactions and legislation implementing such convention, all other international anti-bribery conventions and all applicable anti-corruption or bribery Laws in any jurisdiction in which the Company or any Subsidiary has conducted its business (collectively, “Anti-Bribery Laws”). Since January 1, 2020, neither the Company nor any Subsidiary has received any written communication from any Governmental Entity that alleges that the Company or any Subsidiary, or any current or former Representatives thereof, is or may be in violation of, or has, or may have, any liability under, any Anti-Bribery Laws, and no such potential violation of Anti-Bribery Laws has been discovered by or brought to the attention of the Company or any Subsidiary since January 1, 2020. Since January 2020, neither the Company nor any Subsidiary has made or anticipates making any disclosures to any Governmental Entity for potential violations of Anti-Bribery Laws. To the Company’s Knowledge, none of the Company and its Subsidiaries’ current or former Representatives is currently an officer, agent or employee of a Governmental Entity. To the Company’s Knowledge either the Company nor any Subsidiary nor any of their respective current or former Representatives has directly or indirectly offered, given, reimbursed, paid or promised to pay, or authorized the payment of, any money or other thing of value (including any fee, gift, sample, travel expense or entertainment) or any commission payment payable to (a) any Person who is an official, officer, agent, employee or representative of any Governmental Entity or of any existing or prospective customer (whether or not owned by a Governmental Entity), (b) any political party or official thereof, (c) any candidate for political or political party office or (d) any other Person affiliated with any such customer, political party or official or political office, in each case while knowing or having reason to believe that all or any portion of such money or thing of value would be offered, given, reimbursed, paid or promised, directly or indirectly, for purposes not allowable under the Anti-Bribery Laws, to any such official, officer, agent, employee, representative, political party, political party official, candidate, individual, or other Person affiliated with any such customer, political party or official or political office.

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3.19 Permits and Regulatory Matters.

(a) To the Knowledge of the Company, each of the Company and its Subsidiaries owns or holds all material Permits that are required for the Company and its Subsidiaries, respectively, to conduct their business as presently conducted or as proposed to be conducted. Each such Permit is in full force and effect; the Company or the applicable Subsidiary, as the case may be, is in compliance in all material respects with the terms of each such Permit; and, to the Knowledge of the Company, no suspension or cancellation of such Permit is threatened and, to the Knowledge of the Company, there is no basis for believing that such Permit will not be renewable upon expiration. Each such Permit will continue in full force and effect immediately following the Closing. The Company has made available to the Parent all such Permits as of the date of this Agreement.

(b) All manufacturing, processing, distribution, labeling, storage, testing, specifications and sampling of products performed by or on behalf of the Company or any Subsidiary are in material compliance with all applicable Laws administered or issued by the FDA, the EMA or any other Governmental Entity exercising comparable authority. Since January 1, 2020, neither the Company nor any Subsidiary has received any written notices or correspondence from the FDA, the EMA or any other Governmental Entity exercising comparable authority, and there is no action or proceeding pending or threatened in writing (including any prosecution, injunction, seizure, civil fine, suspension or recall) or, to the Company’s Knowledge, orally, in each case alleging that the Company or any Subsidiary is not currently in compliance with any and all applicable Laws implemented by the FDA, the EMA or any other Governmental Entity exercising comparable authority.

(c) The nonclinical and preclinical studies conducted by or on behalf of the Company and its Subsidiaries were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards, including Good Laboratory Practices (GLPs); neither the Company nor any Subsidiary has received any written notices or correspondence from the Regulatory Authorities requiring the termination, suspension or modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company and/or any of the Subsidiaries. The Company has made available to the Parent all written formal communications submitted by or on behalf of the Company or any of its Subsidiaries to any Regulatory Authority, as of the date of this Agreement and each such communication, including all supplements and amendments thereto, was true, complete and correct as of the applicable date thereof. Neither the Company nor any of its Subsidiaries has ever conducted any clinical trials.

(d) The Company has made available to the Parent all of the raw preclinical, nonclinical and other data associated with the Company’s Customer Offerings as of the date of this Agreement. All summaries of preclinical, nonclinical and other data and studies provided by the Company to the Parent are consistent with the raw preclinical, nonclinical and other data associated with the Company’s Customer Offerings and are true, complete and accurate descriptions of the subject matter thereof.

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3.20 Insurance. Section 3.20 of the Company Disclosure Schedule lists each insurance policy (including fire, theft, casualty, comprehensive general liability, workers compensation, business interruption, environmental, director and officer liability, product liability and automobile insurance policies and bond and surety arrangements) to which the Company or any Subsidiary is a party, a named insured or otherwise the beneficiary of coverage, all of which are in full force and effect. Such insurance policies are of the type and in the amounts customarily carried by organizations conducting businesses or owning assets similar to those of the Company. There is no claim pending under any such policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy. All premiums due and payable under all such policies have been paid, and, to the Knowledge of the Company, neither the Company nor any Subsidiary may be liable for retroactive premiums or similar payments, and the Company and its Subsidiaries are otherwise in compliance with the terms of such policies in all material respects. The Company has no Knowledge of any threatened termination of, or premium increase with respect to, any such policy. Each such policy will continue to be enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing. Section 3.20 of the Company Disclosure Schedule identifies all claims asserted by the Company pursuant to any insurance policy since December 31, 2019 and describes the nature and status of each such claim.

3.21 Certain Business Relationships With Affiliates. No Affiliate of the Company or any Subsidiary, directly or indirectly, (a) owns any property or right, tangible or intangible, which is used in the business of the Company or any Subsidiary, (b) has any claim or cause of action against the Company or any Subsidiary, (c) owes any money to, or is owed any money by, the Company or any Subsidiary, or (d) is a party to any contract or other arrangement (written or oral) with the Company or any Subsidiary. Section 3.21 of the Company Disclosure Schedule describes any transactions or relationships between the Company or any Subsidiary and any Affiliate thereof that occurred or have existed since the beginning of the time period covered by the Company Financial Statements.

3.22 Investor Questionnaires. Each Company Equityholder receiving shares of Parent Common Stock as part of the Aggregate Consideration has completed, executed and delivered to the Company an Investor Questionnaire (the “Investor Questionnaire”), dated as of a recent date, and copies of all such executed Investor Questionnaires have been made available to Parent. The Company has no reason to believe that the statements set forth therein are not true in any material respect.

3.23 Brokers; Schedule of Fees and Expenses. Neither the Company nor any Subsidiary has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

3.24 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any Subsidiary.

3.25 No Other Representations and Warranties. Except as set forth in this Article III or in any certificate delivered by the Company to Parent and/or Transitory Subsidiary pursuant to this Agreement or otherwise in the case of Fraud, the Company makes no representation or warranty, express or implied, at law or in equity, with respect to it or any of its assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

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3.26 Reliance. The Company acknowledges that, except for the representations and warranties contained in Article IV, neither the Parent nor any other Person has made, and the Company has not relied on, any other express or implied representation or warranty by or on behalf of the Parent or any other Person.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND THE TRANSITORY SUBSIDIARY

Each of the Parent and Transitory Subsidiary represents and warrants to the Company, as of the date of this Agreement and as of the Closing Date, that, except (a) as set forth in the Parent Disclosure Schedule or (b) as disclosed in the Parent SEC Reports that were publicly available on EDGAR at least one (1) Business Day prior to the date of this Agreement (but excluding any risk factor or similar disclosure under the headings “Risk Factors”, “Forward-Looking Statements” or other similar cautionary, predictive or forward-looking disclosures contained therein), the statements contained in this Article IV are true and correct as of the date of this Agreement, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date). The Parent Disclosure Schedule shall be arranged in sections and paragraphs corresponding to the numbered and lettered sections and paragraphs contained in this Article IV; provided, however, that the disclosures in any section or paragraph of the Parent Disclosure Schedule shall qualify (a) the corresponding section or paragraph in this Article IV and (b) such other sections or paragraphs in this Article IV (whether or not there is a specific cross reference) to the extent that it is reasonably apparent on the face of the disclosure that such disclosure also qualifies or applies to such other section or paragraph.

4.1 Organization, Standing and Power. Each of the Parent and Transitory Subsidiary is a corporation or limited liability company and, to the extent applicable, duly organized, validly existing and in good standing under the Laws of the state of Delaware. The Parent has all requisite power and authority (corporate and other) to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

4.2 Authority; No Conflict; Required Filings and Consents.

(a) Each of the Parent and Transitory Subsidiary has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder. The execution and delivery by the Parent and Transitory Subsidiary of this Agreement and the consummation by the Parent and Transitory Subsidiary of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Parent and the Transitory Subsidiary, respectively. This Agreement has been duly and validly executed and delivered by the Parent and the Transitory Subsidiary and constitutes a valid and binding obligation of the Parent and the Transitory Subsidiary, enforceable against them in accordance with its terms.

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(b) Subject to the filing of the Certificate of Merger as required by the DGCL, neither the execution and delivery by the Parent or the Transitory Subsidiary of this Agreement, nor the performance by the Parent or the Transitory Subsidiary of their respective obligations hereunder or thereunder, nor the consummation by the Parent or the Transitory Subsidiary of the transactions contemplated hereby or thereby, will (i) conflict with or violate any provision of the charter or By-laws of the Parent or the Transitory Subsidiary, (ii) require on the part of the Parent or the Transitory Subsidiary any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of Indebtedness, Lien or other agreement to which the Parent or Transitory Subsidiary is a party or by which any of them are bound or to which any of their assets are subject, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Parent or the Transitory Subsidiary or any of their properties or assets.

(c) No material consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to the Parent or the Transitory Subsidiary in connection with the execution and delivery of this Agreement by the Parent or the Transitory Subsidiary or the consummation by the Parent or the Transitory Subsidiary of the transactions contemplated by this Agreement, except for the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business.

4.3 Operations of Transitory Subsidiary. Transitory Subsidiary a wholly owned subsidiary of Parent and has not engaged in any business activities or conducted any operations of any kind, entered into any agreement or arrangement with any person, or incurred, directly or indirectly, any liabilities, in each case except in connection with its incorporation and the negotiation of this Agreement.

4.4 Capitalization. The authorized capital stock of the Parent consists of 300,000,000 shares of Parent Common Stock and 10,000,000 shares of Parent Preferred Stock, $0.001 par value per share (“Parent Preferred Stock”). As of the close of business on the Business Day prior to the date of this Agreement, there were (a) 112,996,223 shares of Parent Common Stock outstanding, (b) no shares of Parent Preferred Stock outstanding and (c) no shares of Parent Common Stock held in treasury, and since that time through the date of this Agreement, the Parent has not issued any shares of Parent Common Stock or Parent Preferred Stock except for issuances of shares of Parent Common Stock upon the exercise of employee stock options that were outstanding at such time. As of the date of this Agreement, all outstanding equity awards of Parent were set forth in the publicly available Parent SEC Reports as of the date of this Agreement, other than grants of equity awards in the Ordinary Course of Business or to new hires and exercises of employee stock options.

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4.5 Parent Stock. The shares of Parent Common Stock subject to issuance pursuant to Article II of this Agreement, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens (other than restrictions on transfer imposed under applicable securities Laws and restrictions on transfer thereof as provided for herein or Liens imposed as a result of any action or inaction of the Company or any Company Equityholder), and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the organizational documents of the Parent or any agreement to which Parent is a party or is otherwise bound.

4.6 SEC Filings; Financial Statements. The Parent has filed all forms, reports, certifications and other documents required to be filed by Parent with the SEC since January 1, 2021. All such registration statements, forms, reports and other documents are referred to herein as the “Parent SEC Reports.” All of the Parent SEC Reports (a) were filed on a timely basis, and (b) at the time filed, complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act applicable to such Parent SEC Reports and (c) do not, as of the date hereof, contain a material misstatement or omission except as set forth in disclosures or as would not reasonably be expected to have a Parent Material Adverse Effect. Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained in the Parent SEC Reports at the time filed (a) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (b) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved and at the dates involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim financial statements, as permitted by the SEC on Form 10-Q under the Exchange Act) and (c) fairly presented in accordance with GAAP the consolidated financial position of Parent and its Subsidiaries as of the dates indicated and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments.

(a) Except as would not reasonably be expected to result in a Parent Material Adverse Effect, the Parent maintains accurate books and records reflecting its assets and liabilities and maintains proper and adequate internal accounting controls which provide assurance that (i) transactions are executed with management’s authorization, (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Parent and to maintain accountability for the Parent’s assets, (iii) access to assets of the Parent is permitted only in accordance with management’s authorization, (iv) the reporting of assets of the Parent is compared with existing assets at regular intervals, and (v) accounts, notes and other receivables and inventory were recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

(b) The Parent maintains disclosure controls and procedures that are effective to ensure that all material information concerning the Parent is made known on a timely basis to the individuals responsible for the preparation of the Parent’s financial statements.

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4.7 Absence of Certain Changes. Since December 31, 2021, (a) there has occurred no event or development which, individually or in the aggregate, has had, or could reasonably be expected to have in the future, a Parent Material Adverse Effect, (b) the Parent and the Subsidiaries have conducted their businesses in the Ordinary Course of Business and (c) neither the Parent nor any Subsidiary has taken has taken any of the actions set forth in clauses (a) through (o) of Section 5.2.

4.8 Intellectual Property.

(a) All assignments of Parent Registrations to the Parent or any Subsidiary have been properly executed and recorded. To the Knowledge of the Parent, all Parent Registrations are valid and enforceable and all issuance, renewal, maintenance and other payments that are or have become due with respect thereto have been timely paid by or on behalf of the Parent, and there are no Liens on any of the Parent Registrations.

(b) To the Knowledge of the Parent, there are no inventorship challenges, opposition or nullity proceedings or interferences declared or commenced, or threatened in writing, with respect to any Patent Rights included in the Parent Registrations. To the Knowledge of the Parent, the Parent and the Subsidiaries have complied with their duty of candor and disclosure to the United States Patent and Trademark Office and any relevant foreign patent office with respect to all patent and trademark applications filed by or on behalf of the Parent or any Subsidiary and have made no misrepresentation in such applications. The Parent has no Knowledge of any information that would preclude the Parent or any Subsidiary from having clear title to the Parent Registrations or affecting the patentability, validity or enforceability of any Parent Registrations. To the Knowledge of the Parent, there has been no public disclosure of any Parent Intellectual Property, including in trade publications or at trade shows, prior to filing of any Parent Registrations with respect thereto.

(c) To the Knowledge of the Parent, each item of Parent Intellectual Property will be owned or available for use by the Parent or a subsidiary of the Parent following the Closing on the same terms and conditions as it was immediately prior to the Closing. To the Knowledge of the Parent, the Parent or a Subsidiary is the sole and exclusive owner of all Parent Owned Intellectual Property, free and clear of any Liens. To the Knowledge of the Parent, the Parent Intellectual Property constitutes all Intellectual Property necessary (i) to Exploit Parent’s Customer Offerings in the manner so done currently and contemplated to be done in the future by the Parent and the Subsidiaries, (ii) to Exploit the Internal Systems as they are currently used and contemplated to be used in the future by the Parent and the Subsidiaries and (iii) otherwise to conduct the business of the Parent and the Subsidiaries in the manner currently conducted and contemplated to be conducted in the future by the Parent and the Subsidiaries.

(d) To the Knowledge of the Parent, the Parent or the appropriate Subsidiary, as applicable, has taken all necessary measures to protect the proprietary nature of each item of Parent Owned Intellectual Property, and to maintain in confidence all trade secrets and confidential information comprising a part thereof, except as would not individually or in the aggregate reasonably be expected to be material to the Parent. To the Knowledge of the Parent, the Parent and each Subsidiary has complied with all applicable contractual and legal requirements pertaining to information privacy and security, except as would not, individually or in the aggregate, reasonably be expected to be material to the Parent. To the Knowledge of the Parent, no complaint relating to an improper use or disclosure of, or a breach in the security of, any such information has been made or threatened in writing against the Parent or any Subsidiary. To the Knowledge of the Parent, there has been no material: (i) unauthorized disclosure of any third party proprietary or confidential information in the possession, custody or control of the Parent or any Subsidiary, or (ii) breach of the Parent’s or any Subsidiary’s security procedures wherein confidential information has been disclosed to a third Person.

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(e) To the Knowledge of the Parent, none of Parent’s Customer Offerings, or the Exploitation thereof by the Parent or the Subsidiaries or by any reseller, distributor, customer or user thereof, or any other activity of the Parent or the Subsidiaries, infringes or violates, or constitutes a misappropriation of, or in the past has infringed or violated, or constituted a misappropriation of, any Intellectual Property rights of any third party that could reasonably be expected to be material to the Parent. To the Knowledge of the Parent, there are no complaints, claims or notices, or written threats of any of the foregoing (including any notification that a license under any patent is or may be required by, or is available for license to, the Parent), received by the Parent or any Subsidiary alleging any such infringement, violation or misappropriation and any request or demand for indemnification or defense received by the Parent or any Subsidiary from any reseller, distributor, customer, user or any other third party.

(f) To the Knowledge of the Parent, no Person (including any Parent Employee or current or former consultant of the Parent or the Subsidiaries) is infringing, violating or misappropriating any of the Parent Owned Intellectual Property or any of the Parent Licensed Intellectual Property that is exclusively licensed to the Parent or any Subsidiary in a manner that could reasonably be expected to be material to the Parent. To the Knowledge of the Parent, the Parent has provided to the Parent copies of all correspondence, analyses, legal opinions, complaints, claims, notices or threats concerning the infringement, violation or misappropriation of any Parent Owned Intellectual Property.

(g) To the Knowledge of the Parent, except as described in Section 4.8(g) of the Parent Disclosure Schedule or otherwise pursuant to contracts entered into in the Ordinary Course of Business or as would not be material to Parent and its Subsidiaries, taken as a whole, neither the Parent nor any Subsidiary has agreed to indemnify any Person against any infringement, violation or misappropriation of any Intellectual Property rights with respect to any of Parent’s Customer Offerings or any third party Intellectual Property rights. Neither the Parent nor any Subsidiary is a member of or party to any patent pool, industry standards body, trade association or other organization pursuant to the rules of which it is obligated to license any existing or future Intellectual Property to any Person.

(h) To the Knowledge of the Parent, no third party inventions, methods, services, materials, or processes or related to Software are included in or required to Exploit Parent’s Customer Offerings or Internal Systems, excluding currently-available, off the shelf software programs or authorized modifications thereto. To the Knowledge of the Parent, none of Parent’s Customer Offerings or Internal Systems includes “shareware,” “freeware” or other Software or other material that was obtained by the Parent or any Subsidiary from third parties, excluding currently-available, off the shelf software programs or authorized modifications thereto.

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(i) To the Knowledge of the Parent, neither the Parent nor any Subsidiary has licensed, distributed or disclosed, and knows of no distribution or disclosure by others (including any Parent Employee or any current or former contractor of the Parent or any Subsidiary) of, the Parent Source Code to any Person, and to the Knowledge of the Parent, the Parent and the Subsidiaries have taken reasonable physical and electronic security measures to prevent disclosure of such Parent Source Code. To the Knowledge of the Parent, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, nor will the consummation of the transactions contemplated hereby, result in the disclosure or release of such Parent Source Code by the Parent, the Subsidiaries, their escrow agent(s) or any other Person to any third party.

(j) To the Knowledge of the Parent, all of the Software and Documentation comprising, incorporated in or bundled with Parent’s Customer Offerings or Internal Systems have been designed, authored, tested and debugged by regular Parent Employees within the scope of their employment or by independent contractors of the Parent or a Subsidiary who have executed valid and binding agreements expressly assigning all right, title and interest in such copyrightable materials to the Parent or a Subsidiary, waiving their non-assignable rights (including moral rights) in favor of the Parent or a Subsidiary and its permitted assigns and licensees, and have no residual claim to such materials.

(k) To the Knowledge of the Parent, neither the Parent nor any Subsidiary has (i) incorporated Open Source Materials into, or combined Open Source Materials with, Parent’s Customer Offerings; (ii) distributed Open Source Materials in conjunction with any other software developed or distributed by the Parent or any Subsidiary; or (iii) used Open Source Materials that create, or purport to create, obligations for the Parent or any Subsidiary with respect to Parent’s Customer Offerings or grant, or purport to grant, to any third party, any rights or immunities under Intellectual Property rights (including using any Open Source Materials that require, as a condition of Exploitation of such Open Source Materials, that other Software incorporated into, derived from or distributed with such Open Source Materials be (A) made available, disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works, (C) redistributable at no charge or minimal charge, or (D) licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind).

(l) To the Knowledge of the Parent, Parent’s Customer Offerings and the Internal Systems are free from defects in design, workmanship and materials and conform to the written Documentation and specifications therefor except as would not reasonably be expected to be material to the Parent. To the Knowledge of the Parent, Parent’s Customer Offerings and the Internal Systems do not contain any disabling device, virus, worm, back door, Trojan horse or other disruptive or malicious code that may or are intended to impair their intended performance or otherwise permit unauthorized access to, hamper, delete or damage any computer system, software, network or data. To the Knowledge of the Parent, the Parent and the Subsidiaries have not received any written warranty claims, contractual terminations or requests for settlement or refund due to the failure of Parent’s Customer Offerings to meet their specifications or otherwise to satisfy end user needs or for harm or damage to any third party except as set forth Section 4.8(l) of the Parent Disclosure Schedule. Except as set forth on Section 4.8(l) of the Parent Disclosure Schedule, the Parent and the Subsidiaries have neither sought, applied for nor received any support, funding, resources or assistance from any federal, state, local or foreign governmental or quasi-governmental agency or funding source in connection with the Exploitation of Parent’s Customer Offerings, the Internal Systems or any facilities or equipment

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used in connection therewith. Except as set forth on Section 4.8(l) of the Parent Disclosure Schedule, no university or Governmental Entity has sponsored any research or development conducted by the Parent or any Subsidiary, or to the Knowledge of the Parent has any claim of right or ownership of or Lien on any Parent Owned Intellectual Property or any Parent Licensed Intellectual Property that is, or is purported to be, exclusively licensed to Parent or any Subsidiary.

(m) To the Knowledge of the Parent, neither the negotiation, execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, will result in (i) a breach of or default under any agreement governing any Parent Intellectual Property, (ii) an impairment of the rights of the Parent or any Subsidiary in or to any Parent Intellectual Property or portion thereof, (iii) the grant or transfer to any third party of any new license or other interest under, the abandonment, assignment to any third party, or modification or loss of any right with respect to, or the creation of any Lien on, any Parent Intellectual Property, (iv) the Parent, any Subsidiary, the Parent or any of their respective Affiliates being obligated to pay any penalty or new or increased royalty or fee to any Person under any agreement governing any Parent Intellectual Property, or (v) the Parent or any of the Parent’s Affiliates being (A) bound by or subject to any noncompete or licensing obligation or covenant not to sue or (B) obligated to license any of its Intellectual Property to (or obligated not to assert its Intellectual Property against) any Person, in each case that would, individually or in the aggregate, reasonably be expected to be material to the Parent.

4.9 Contracts.

(a) Section 4.9(a) of the Parent Disclosure Schedule lists the following agreements (each a “Parent Contract”) to which the Parent or any Subsidiary is a party(except, for the avoidance of doubt, any such Parent Contracts which Parent has filed with the SEC and that were publicly available on EDGAR at least one Business Day prior to the date of this Agreement):

(i) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC) which has not been filed with the SEC;

(ii) any agreement providing for any material royalty, milestone or similar payments by the Parent;

(iii) any agreement concerning the establishment or operation of a partnership, joint venture or limited liability company;

(iv) any agreement (or group of related agreements) under which the Parent or any Subsidiary has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) material Indebtedness (including capitalized lease obligations) or under which it has imposed (or may impose) a Lien on any of its assets, tangible or intangible;

(v) any agreement for the disposition of any material assets or material business of the Parent or any Subsidiary or any agreement for the acquisition of the material assets or material business of any other Person (other than purchases of inventory or components in the Ordinary Course of Business);

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(vi) any material settlement agreement or settlement-related agreement (including any agreement in connection with which any employment- or individual services-related claim is settled);

(vii) any material agency, distributor, sales representative, franchise or similar agreements to which the Parent or any Subsidiary is a party or by which the Parent or any Subsidiary is bound;

(viii) any agreement that could reasonably be expected to have the effect of prohibiting or impairing the conduct of the business of the Parent or any of the Subsidiaries as currently conducted and as currently proposed to be conducted; and

(ix) any agreement relating to grants, funding or other forms of assistance received by the Parent or any Subsidiary from any Governmental Entity.

(b) With respect to each Parent Contract: (i) the Parent Contract is legal, valid, binding and enforceable and in full force and effect against the Parent or the Subsidiary that is the party thereto, as applicable, and, to the Parent’s Knowledge, against each other party thereto; (ii) the Parent Contract will continue to be legal, valid, binding and enforceable and in full force and effect against the Parent or the Subsidiary that is the party thereto, as applicable, and, to the Parent’s Knowledge, against each other party thereto immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Parent, any Subsidiary nor, to the Knowledge of the Parent, any other party, is in breach or violation of, or default under, any such Parent Contract, and no event has occurred, is pending or, to the Knowledge of the Parent, is threatened in writing, which, after the giving of notice, with lapse of time, or otherwise, would constitute any such breach or default by the Parent, any Subsidiary or, to the Knowledge of the Parent, any other party under such Parent Contract,.

(c) To the Knowledge of the Parent, neither the Parent nor any Subsidiary is a party to any oral contract, agreement or other arrangement which, if reduced to written form, would be required to be listed in Section 4.9(a) of the Parent Disclosure Schedule under the terms of Section 4.9(a). To the Knowledge of the Parent, neither the Parent nor any Subsidiary is a party to any written or oral arrangement (i) to perform services or sell products which is expected to be performed at, or to result in, a loss or (ii) for which the customer has already been billed or paid that have not been fully accounted for on the most recent balance sheet contained in the Parent SEC Reports as of the date of this Agreement.

4.10 Compliance with Laws.

Each of Parent and its Subsidiaries has since January 1, 2020 conducted, and is conducting, its business and operations in compliance in all material respects with all applicable Laws. Since January 1, 2020, neither Parent nor any Subsidiary has received any notice or other communication from any Governmental Entity or other Person alleging any noncompliance with any applicable Law. Neither Parent nor any Subsidiary has any material liability for failure to comply with any Law and, to the Knowledge of Parent, there is no act, omission, event or circumstance that would reasonably be expected to give rise to any such liability. Neither Parent nor any Subsidiary has conducted any internal investigation with respect to any actual, potential or alleged violation of any Law by any manager, member or other equity holder, officer or Parent Employee or concerning any actual or alleged fraud.

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4.11 Unlawful Payments. Since January 1, 2020, Parent and the Subsidiaries are and have been in compliance with all Anti-Bribery Laws. Since January 1, 2020, neither Parent nor any Subsidiary has received any written communication from any Governmental Entity that alleges that Parent or any Subsidiary, or any current or former Representatives thereof, is or may be in violation of, or has, or may have, any liability under, any Anti-Bribery Laws, and no such potential violation of Anti-Bribery Laws has been discovered by or brought to the attention of Parent or any Subsidiary since January 1, 2020. Since January 2020, neither Parent nor any Subsidiary has made or anticipates making any disclosures to any Governmental Entity for potential violations of Anti-Bribery Laws. To Parent’s Knowledge, none of Parent and the Subsidiaries’ current or former Representatives is currently an officer, agent or employee of a Governmental Entity. To Parent’s Knowledge either Parent nor any Subsidiary nor any of their respective current or former Representatives has directly or indirectly offered, given, reimbursed, paid or promised to pay, or authorized the payment of, any money or other thing of value (including any fee, gift, sample, travel expense or entertainment) or any commission payment payable to (a) any Person who is an official, officer, agent, employee or representative of any Governmental Entity or of any existing or prospective customer (whether or not owned by a Governmental Entity), (b) any political party or official thereof, (c) any candidate for political or political party office or (d) any other Person affiliated with any such customer, political party or official or political office, in each case while knowing or having reason to believe that all or any portion of such money or thing of value would be offered, given, reimbursed, paid or promised, directly or indirectly, for purposes not allowable under the Anti-Bribery Laws, to any such official, officer, agent, employee, representative, political party, political party official, candidate, individual, or other Person affiliated with any such customer, political party or official or political office.

4.12 Permits and Regulatory Matters.

(a) To the Knowledge of Parent, Parent or its Subsidiaries owns or holds all material Permits that are required for Parent and the Subsidiaries to conduct their business as presently conducted or as proposed to be conducted, and each such Permit is in full force and effect; Parent or the applicable Subsidiary, as the case may be, is in material compliance with the terms of each such Permit; and, to the Knowledge of Parent, no suspension or cancellation of such Permit is threatened and to the Knowledge of Parent there is no basis for believing that such Permit will not be renewable upon expiration.

(b) All manufacturing, processing, distribution, labeling, storage, testing, specifications and sampling of products performed by or on behalf of Parent or any Subsidiary are in material compliance with all applicable Laws administered or issued by the FDA, the EMA or any other Governmental Entity exercising comparable authority. Since January 1, 2020, neither Parent nor any Subsidiary has received any written notices or correspondence from the FDA, the EMA or any other Governmental Entity exercising comparable authority, and there is no action or proceeding pending or threatened in writing (including any prosecution, injunction, seizure, civil fine, suspension or recall), in each case alleging that Parent or any Subsidiary is not currently in compliance with any and all applicable Laws implemented by the FDA, the EMA or any other Governmental Entity exercising comparable authority.

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(c) To Parent’s Knowledge, the nonclinical and preclinical studies conducted by or on behalf of Parent and the Subsidiaries were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards, including Good Laboratory Practices (GLPs); neither Parent nor any Subsidiary has received any written notices or correspondence from the Regulatory Authorities requiring the termination, suspension or modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of Parent and/or any of the Subsidiaries. Parent has made available to the Parent all written formal communications submitted by or on behalf of Parent or any of its Subsidiaries to any Regulatory Authority, as of the date of this Agreement and each such communication, including all supplements and amendments thereto, was true, complete and correct as of the applicable date thereof. Neither Parent nor any of its Subsidiaries has ever conducted any clinical trials.

4.13 Financial Advisor. Except as set forth in Section 4.13 of the Parent Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission based upon arrangements made by or on behalf of Parent or Transitory Subsidiary respect of any of the transactions contemplated hereby.

4.14 Litigation. As of the date of this Agreement, there is no Legal Proceeding pending or, to the Knowledge of the Parent, threatened with respect to, against or affecting the Parent or any Subsidiary or any current or former officer, director, employee, consultant, agent or stockholder of the Parent or any Subsidiary in its, his or her capacity as such or with respect to the Parent or any Subsidiary, or seeking to prevent or delay the transactions contemplated hereby, and no notice of any Legal Proceeding involving or relating to the Parent or any Subsidiary, whether pending or threatened, has been received by the Parent or any Subsidiary, in each case as would reasonably be expected to result in a Parent Material Adverse Effect. As of the date of this Agreement, there are no material judgments, orders, injunctions, decrees, stipulations or awards (whether rendered by a court, administrative agency or other Governmental Entity, by arbitration or otherwise) against or involving the Parent or any Subsidiary. As of the date of this Agreement, there is no material Legal Proceeding by the Parent or any Subsidiary pending, or which the Parent or any Subsidiary has commenced preparations to initiate, against any other Person.

4.15 Certain Business Relationships With Affiliates. No Affiliate of Parent or any Subsidiary, directly or indirectly, (a) owns any property or right, tangible or intangible, which is used in the business of Parent or any Subsidiary, (b) has any claim or cause of action against Parent or any Subsidiary, (c) owes any money to, or is owed any money by, Parent or any Subsidiary, or (d) is a party to any contract or other arrangement (written or oral) with Parent or any Subsidiary. Section 4.15 of the Parent Disclosure Schedule describes any transactions or relationships between Parent or any Subsidiary and any Affiliate thereof that occurred or have existed since the beginning of the time period covered by the financial statements included in the Parent SEC Reports as of the date of this Agreement.

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4.16 Taxes.

(a) Except as would not reasonably be expected to result in a Parent Material Adverse Effect, (i) each of Parent and its Subsidiaries has properly filed on a timely basis (taking into account all applicable extensions) all income and other material Tax Returns that it was required to file, and all such Tax Returns are true, correct and complete in all material respects and were prepared in compliance with all applicable Laws, (ii) each of Parent and its Subsidiaries has paid on a timely basis all material Taxes, whether or not shown on any Tax Return, that were due and payable, (iii) Parent and its Subsidiaries have no liability under Treasury Regulation Section 1.1502-6 (or any comparable or similar provision of federal, state, local or foreign Law), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any Person other than the Parent or any such Subsidiary, (iv) all material Taxes that each of Parent and its Subsidiaries is or was required by Law to withhold or collect have been duly withheld or collected and, to the extent required, have been properly paid to the appropriate Governmental Entity, and (v) no examination or audit or other action of or relating to any Tax Return of Parent or any of its Subsidiaries by any Governmental Entity is currently in progress or, to the Knowledge of Parent, threatened or contemplated.

(b) The Transitory Subsidiary was, and continues to be treated as an entity disregarded from Parent for U.S. federal income tax purposes since the date of its formation.

(c) Notwithstanding anything to the contrary contained herein, no section of this Agreement (including this Section 4.16) shall be treated as containing any express or implied representations or warranties relating to Tax assets, or the existence, amount, expiration date or limitations on (or availability or usability of) any Tax attribute, in each case with respect to the Parent.

4.17 NASDAQ Compliance. Except as described in the Parent SEC Reports, to the Parent’s Knowledge, Parent is in compliance in all material respects with all Nasdaq continued listing requirements. There are no proceedings pending or, to Parent’s Knowledge, threatened against the Parent relating to the continued listing of the Parent Common Stock on Nasdaq, and, other than the deficiency letter received by Parent from Nasdaq on May 31, 2022, Parent has not received any notice of, nor to the Parent’s Knowledge is there any reasonable basis for, the delisting of the Parent Common Stock from Nasdaq.

4.18 No Other Representations and Warranties. Except as previously set forth in this Article IV or in any certificate delivered by Parent or the Transitory Subsidiary to the Company pursuant to this Agreement or otherwise in the case of Fraud, neither Parent nor the Transitory Subsidiary makes any representation or warranty, express or implied, at law or in equity, with respect to it or any of its assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed

4.19 Reliance. Parent acknowledges that, except for the representations and warranties contained in Article III, neither the Company nor any other Person has made, and Parent has not relied on, any other express or implied representation or warranty by or on behalf of the Company or any other Person.

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ARTICLE V

PRE-CLOSING COVENANTS

5.1 Operation of the Company’s Business. Except as expressly contemplated by this Agreement, as set forth on Section 5.1 of the Company Disclosure Schedule or as required by applicable Law (including any COVID-19 Measures), during the Pre-Closing Period, without the written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall use commercially reasonable efforts to, and shall cause each Subsidiary to use commercially reasonable efforts to, conduct its operations only in the Ordinary Course of Business and in compliance with all applicable Laws in all material respects and, to the extent consistent therewith, use its commercially reasonable efforts to preserve intact its current business organization, keep its physical assets in good working condition, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it and to continue the timely payment of its accounts payable that are not subject to good faith dispute. Without limiting the generality of the foregoing, during the Pre-Closing Period and except as set forth on Section 5.1 of the Company Disclosure Schedule , the Company shall not, and shall cause each Subsidiary not to, without the written consent of Parent (such consent shall not be unreasonably withheld, conditioned or delayed):

(a) issue or sell any stock or other securities of the Company or any Subsidiary or any options, warrants or rights to acquire any such stock or other securities, or amend any of the terms of any Company Options or restricted stock agreements, declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock, or repurchase or redeem any stock or other securities of the Company (except from former employees, directors or consultants in accordance with agreements in place on the date of this Agreement and providing for the repurchase of shares at their original issuance price in connection with any termination of employment with or services to the Company or any Subsidiary);

(b) split, combine or reclassify any shares of its capital stock; or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

(c) (i) create, incur or assume any Indebtedness (other than (x) interest incurred with respect to Indebtedness outstanding as of the date hereof in accordance with its terms and (y) Employee Amounts incurred in compliance with clause (e) below); (ii) assume, guarantee, endorse or otherwise agree to be liable (whether directly, contingently or otherwise) for the obligations of any other Person; or (iii) make any loans, advances or capital contributions to, or investments in, any other Person (other than investments of cash in cash equivalents in the Ordinary Course of Business);

(d) Hire any new officers or, except in the Ordinary Course of Business, any new employees or consultants;

(e) except as required to comply with applicable Law or pursuant to agreements, plans or arrangements existing on the date hereof and disclosed in Section 5.1(e) of the Company Disclosure Schedule, (i) adopt, enter into, terminate or amend any employment or severance plan, agreement or arrangement, any Company Plan or any collective bargaining agreement, (ii) increase the compensation or fringe benefits of, or pay any bonus to, any director,

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officer, employee or consultant, (iii) amend or accelerate the payment, right to payment or vesting of any compensation or benefits, including any outstanding Company Equity Awards, (iv) except as contemplated in any other provision of this Section 5.1(e), pay any material benefit not provided for as of the date of this Agreement under any Company Plan, or the removal of existing restrictions in any benefit plans or agreements or awards made thereunder, or (v) take any action to fund any Company Plan other than the payment of premiums due or contributions owed in the Ordinary Course of Business; provided, that, nothing herein shall prohibit (A) the acceleration of the vesting of any Company Equity Awards as determined by the Company in its reasonable discretion and solely to the extent such acceleration would not result in any violation of Law, (B) entering into agreements with, and paying compensation, fringe benefits, bonuses and other benefits to, new hires made in compliance with subsection 5.1(d) in the Ordinary Course of Business and (C) entering into agreements with, and paying compensation, fringe benefits, bonuses and other benefits to for any individual not in excess $150,000 with respect to such individual.

(f) acquire, sell, lease, license or dispose of any assets or property (including any Intellectual Property or any shares or other equity interests in or securities of any Subsidiary or any other corporation, partnership, association or other business organization or division thereof), other than in the Ordinary Course of Business;

(g) mortgage or pledge any of its property or assets or enter into an agreement that subjects any such property or assets to any Lien;

(h) discharge or satisfy any Lien other than in the Ordinary Course of Business or as required by Law or a contract existing on the date of this Agreement (and which has, to the extent such Contract is a Contract as of the date of this Agreement, been made available to Parent) or entered into in compliance with this Agreement;

(i) form any Subsidiary or acquire any equity interest or other interest in any other Entity (other than investments of cash and cash equivalents in the Ordinary Course of Business) or enter into a joint venture with any other Entity;

(j) other than as contemplated by the transactions set forth in this Agreement, amend its Organizational Documents;

(k) forgive any loans to any Person, including its employees, officers, directors or Affiliates, other than the settlement of accounts receivable in the Ordinary Course of Business;

(l) sell, assign, transfer, license or sublicense any Company Intellectual Property;

(m) change the nature or scope of its business being carried on as of the date of this Agreement in any material respect or commence any new business not being ancillary or incidental to such business or take any action to alter its general organizational or management structure;

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(n) change its accounting methods, principles or practices in any material respect, except insofar as may be required by a generally applicable change in GAAP or applicable Law;

(o) except as required by applicable Law, make, or amend, any filings with the FDA, EMA or any other Regulatory Authority;

(p) except as required by applicable Law, make or change any material Tax election, change an annual accounting period, enter into any closing agreement, waive or extend any statute of limitations with respect to Taxes, settle or compromise any Tax liability, claim or assessment, or surrender any right to claim a material refund of Taxes;

(q) make or commit to make any capital expenditure in excess of $25,000 per item or $50,000 in the aggregate;

(r) institute or settle any Legal Proceeding (other than to enforce the terms of this Agreement and the other agreements relating to the transaction or otherwise in accordance with Section 8.9); or

(s) agree in writing or otherwise to take any of the foregoing actions.

5.2 Operation of Parent’s Business. Except as expressly contemplated by this Agreement, as set forth on Section 5.2 of the Parent Disclosure Schedule or as required by applicable Law (including any COVID-19 Measures), during the Pre-Closing Period, without the written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), Parent shall use commercially reasonable efforts to, and shall cause each Subsidiary to use commercially reasonable efforts to, conduct its operations only in the Ordinary Course of Business and in compliance with all applicable Laws in all material respects and, to the extent consistent therewith, use its commercially reasonable efforts to preserve intact its current business organization, keep its physical assets in good working condition, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it and to continue the timely payment of its accounts payable that are not subject to good faith dispute. Without limiting the generality of the foregoing, during the Pre-Closing Period and except as set forth on Section 5.2 of the Parent Disclosure Schedule, Parent shall not, and shall cause each Subsidiary not to, without the written consent of the Company (such consent shall not be unreasonably withheld, conditioned or delayed):

(a) issue or sell any stock or other securities of Parent or any Subsidiary or any options, warrants or rights to acquire any such stock or other securities (except for shares of Parent Common Stock issued upon settlement of employee awards existing on the date of this Agreement), or amend any of the terms of any stock options or restricted stock agreements, declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock, or repurchase or redeem any stock or other securities of Parent or any Subsidiary (except from former employees, directors or consultants in accordance with agreements in place on the date of this Agreement and providing for the repurchase of shares at their original issuance price in connection with any termination of employment with or services to Parent or any Subsidiary);

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(b) split, combine or reclassify any shares of its capital stock; or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

(c) (i) create, incur or assume any Indebtedness (other than interest incurred with respect to Indebtedness outstanding as of the date hereof in accordance with its terms); (ii) assume, guarantee, endorse or otherwise agree to be liable (whether directly, contingently or otherwise) for the obligations of any other Person; or (iii) make any loans, advances or capital contributions to, or investments in, any other Person (other than investments of cash in cash equivalents in the Ordinary Course of Business);

(d) hire any new officers or, except in the Ordinary Course of Business, any new employees;

(e) except as required to comply with applicable Law or pursuant to agreements, plans or arrangements existing on the date hereof and disclosed in Section 5.2(e) of Parent Disclosure Schedule, (i) adopt, enter into, terminate or amend any employment or severance plan, agreement or arrangement, any Parent Plan or any collective bargaining agreement, (ii) increase the compensation or fringe benefits of, or pay any bonus to, any director, officer, employee or consultant, (iii) amend or accelerate the payment, right to payment or vesting of any compensation or benefits, including any outstanding Parent Equity Awards, or (iv) pay any benefit not provided for as of the date of this Agreement under any Parent Plan, grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan, including the grant of equity or equity-based compensation, or the removal of existing restrictions in any benefit plans or agreements or awards made thereunder;

(f) acquire, sell, lease, license or dispose of any Intellectual Property or any other material assets or property, other than in the Ordinary Course of Business;

(g) enter into a joint venture;

(h) amend its Organizational Documents;

(i) change the nature or scope of its business being carried on as of the date of this Agreement in any material respect or commence any new business not being ancillary or incidental to such business or take any action to alter its general organizational or management structure;

(j) change its accounting methods, principles or practices in any material respect, except insofar as may be required by a generally applicable change in GAAP or applicable Law;

(k) except as required by applicable Law, make, or amend, any filings with the FDA, EMA or any other Regulatory Authority;

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(l) except as required by applicable Law, make or change any material Tax election, change an annual accounting period, enter into any closing agreement, waive or extend any statute of limitations with respect to Taxes, settle or compromise any Tax liability, claim or assessment, or surrender any right to claim a material refund of Taxes;

(m) make or commit to make any capital expenditure in excess of $75,000 per item or $250,000 in the aggregate;

(n) institute or settle any Legal Proceeding (other than to enforce the terms of this Agreement or the other agreements relating to the transaction or otherwise in accordance with Section 8.9); or

(o) agree in writing or otherwise to take any of the foregoing actions.

5.3 Parent No Solicitation.

(a) Parent agrees that, during the Pre-Closing Period, it shall not, and shall not authorize any of its Representatives to (and it shall use its reasonable best effort to cause its Representatives not to), directly or indirectly: (i) solicit, initiate or knowingly encourage, induce or facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish any information regarding Parent to any Person for the purpose of encouraging, or in response to, an Acquisition Proposal or Acquisition Inquiry, provided that the foregoing clause (ii) shall not prohibit filings required by applicable securities Laws, including but not limited to Section 15(c) or 15(d) of the Exchange Act, or stock exchange rule, or otherwise directing such person to Parent’s SEC filings; (iii) engage in discussions (other than to inform any Person of the existence of the provisions in this Section 5.3) or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal (subject to Section 5.7); (v) execute or enter into any letter of intent or any Contract contemplating or otherwise relating to any Acquisition Transaction (other than a confidentiality agreement permitted under this Section 5.3(a)); (vi) publicly propose to do any of the foregoing; or (vii) agree, resolve or commit (or, for the avoidance of doubt, Parent Board or any committee thereof to resolve, agree or commit) to do any of the foregoing; provided, however, that, notwithstanding anything contained in this Section 5.3 and subject to compliance with this Section 5.3, prior to obtaining the Required Parent Stockholder Vote, Parent may furnish non-public information regarding Parent to, and enter into discussions or negotiations with, any Person in response to an unsolicited bona fide written Acquisition Proposal by such Person, which the Parent Board determines in good faith, after consultation with Parent’s outside financial advisors and outside legal counsel, constitutes, or would be reasonably likely to result in, a Superior Offer (and is not withdrawn) if: (A) neither Parent nor any of its Representatives shall have materially breached this Section 5.3, (B) the Parent Board concludes in good faith based on the advice of outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Parent Board under applicable Law; (C) Parent receives from such Person an executed confidentiality agreement containing provisions, in the aggregate, at least as favorable to Parent as those contained in the Confidentiality Agreement; and (D) substantially contemporaneously with furnishing any such non-public information to such

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Person, Parent furnishes such non-public information to the Company (to the extent such information has not been previously furnished by Parent to the Company). Without limiting the generality of the foregoing, Parent acknowledges and agrees that, in the event any Representative of Parent (whether or not such Representative is purporting to act on behalf of Parent) takes any action that, if taken by Parent, would constitute a breach of this Section 5.3, the taking of such action by such Representative shall be deemed to constitute a breach of this Section 5.3 by Parent for purposes of this Agreement.

(b) If Parent or any Representative of Parent receives an Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, then Parent shall promptly (and in any event within 24 hours) advise the Company orally and in writing of (i) the receipt of such Acquisition Proposal or Acquisition Inquiry, (ii) any non-public information provided to a Person who has made an Acquisition Proposal or Acquisition Inquiry in response to a request from such Person, (iii) the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry, and (iv) the material terms thereof as well as complete copies of any written Acquisition Proposals, Acquisition Inquiries or any other written communications from such Person or its Representatives, including any proposed agreements, and Parent thereafter shall keep the Company reasonably informed, on a reasonably current basis, with respect to the status and material terms of any such Acquisition Proposal or Acquisition Inquiry, including informing the Company on a reasonably current basis (and, in any event, within 24 hours) of any material amendment or modification or proposed material amendment or modification to any such Acquisition Proposal or Acquisition Inquiry.

(c) Parent shall immediately cease and cause to be terminated any existing discussions, negotiations and communications with any Person that relate to any Acquisition Proposal or Acquisition Inquiry that has not already been terminated as of the date of this Agreement and request the destruction or return of any non-public information of Parent provided to such Person as soon as practicable after the date of this Agreement.

5.4 Company Non-Solicitation.

(a) The Company agrees that, during the Pre-Closing Period, neither it nor any of its Subsidiaries shall, nor shall it or any of its Subsidiaries authorize any of their respective Representatives to (and it and each of its Subsidiaries shall use its reasonable best efforts to cause its Representatives not to), directly or indirectly: (i) solicit, initiate or knowingly encourage, induce or facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish any information regarding the Company or any of its Subsidiaries to any Person for the purpose of encouraging, or in response to, an Acquisition Proposal or Acquisition Inquiry, provided that the foregoing shall not prohibit filings required by Law, including but not limited to Section 15(c) or 15(d) of the Exchange Act, or stock exchange rule; (iii) engage in discussions (other than to inform any Person of the existence of the provisions in this Section 5.4) or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal; (v) execute or enter into any letter of intent or any Contract contemplating or otherwise relating to any Acquisition Transaction; (vi) publicly propose to do any of the foregoing; or (vii) agree, resolve or commit to do any of the foregoing; provided,

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however, that notwithstanding anything contained in this Section 5.4 and subject to compliance with this Section 5.4, prior to obtaining the Company Stockholder Approval, the Company may furnish non-public information regarding the Company to, and enter into discussions or negotiations with, any Person in response to an unsolicited bona fide written Acquisition Proposal by such Person, which the Company Board determines in good faith, after consultation with the Company’s outside financial advisors and outside legal counsel, constitutes, or would be reasonably likely to result in, a Superior Offer (and is not withdrawn) if: (A) neither the Company nor any of its Representatives shall have materially breached this Section 5.4, (B) the Company Board concludes in good faith based on the advice of outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Company Board under applicable Law; (C) the Company receives from such Person an executed confidentiality agreement containing provisions, in the aggregate, at least as favorable to the Company as those contained in the Confidentiality Agreement; and (D) substantially contemporaneously with furnishing any such non-public information to such Person, the Company furnishes such non-public information to Parent (to the extent such information has not been previously furnished by the Company to Parent). Without limiting the generality of the foregoing, the Company acknowledges and agrees that, in the event any Representative of the Company or any of its Subsidiaries (whether or not such Representative is purporting to act on behalf of the Company or any of its Subsidiaries) takes any action that, if taken by the Company, would constitute a breach of this Section 5.4, the taking of such action by such Representative shall be deemed to constitute a breach of this Section 5.4 by the Company for purposes of this Agreement.

(b) If the Company, any of its Subsidiaries or any of their respective Representatives receives an Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, then the Company shall promptly (and in any event within 24 hours) advise Parent orally and in writing of (i) the receipt of such Acquisition Proposal or Acquisition Inquiry, (ii) any non-public information provided to a Person who has made an Acquisition Proposal or Acquisition Inquiry in response to a request from such Person, (iii) the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry, and (iv) the material terms thereof as well as complete copies of any written Acquisition Proposals, Acquisition Inquiries or any other written communications from such Person or its Representatives, including any proposed agreements, and the Company thereafter shall keep Parent reasonably informed, on a reasonably current basis, with respect to the status and material terms of any such Acquisition Proposal or Acquisition Inquiry, including informing Parent on a reasonably current basis (and, in any event, within 24 hours) of any material amendment or modification or proposed material amendment or modification to any such Acquisition Proposal or Acquisition Inquiry.

(c) The Company shall immediately cease and cause to be terminated any existing discussions, negotiations and communications with any Person that relate to any Acquisition Proposal or Acquisition Inquiry that has not already been terminated as of the date of this Agreement and request the destruction or return of any non-public information of the Company or any of its Subsidiaries provided to such Person as soon as practicable after the date of this Agreement.

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5.5 Notification of Certain Matters.

(a) During the Pre-Closing Period, the Company shall promptly (and in no event later than one (1) Business Day after the Company becomes aware of same) notify Parent (and, if in writing, furnish copies of any relevant documents) if any of the following occurs: (i) any notice or other communication is received from any Person alleging that the consent of such Person is or may be required in connection with any of the Contemplated Transactions; (ii) any Legal Proceeding against or involving or otherwise affecting the Company or its Subsidiaries is commenced, or, to the Company’s Knowledge, threatened against the Company or its Subsidiaries or, to the Company’s Knowledge, any director or officer of the Company or its Subsidiaries; (iii) the Company becomes aware of any inaccuracy in any representation or warranty made by it in Article III of this Agreement that would reasonably be expected to make the timely satisfaction of any of the conditions set forth in Article VI impossible; provided, however, that the failure by the Company to provide such prompt notice shall not constitute a breach of covenant for purposes of Section 6.1(c) or Article VII; or (iv) if any communication is received from the FDA or comparable Governmental Entity concerning the Company’s business or the Company, as applicable (and if such communication is in writing, furnish copies of any relevant documents). No notification given to Parent pursuant to this Section 5.5(a) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of the Company or any of its Subsidiaries contained in this Agreement or the Company Disclosure Schedule for purposes of Article VI, as applicable.

(b) During the Pre-Closing Period, Parent shall promptly (and in no event later than one (1) Business Day after the Parent becomes aware of same) notify the Company (and, if in writing, furnish copies of any relevant documents) if any of the following occurs: (i) any notice or other communication is received from any Person alleging that the consent of such Person is or may be required in connection with any of the Contemplated Transactions; (ii) any Legal Proceeding against or involving or otherwise affecting Parent or its Subsidiaries is commenced, or, to Parent’s Knowledge, threatened against Parent or, to Parent’s Knowledge, any director or officer of Parent; (iii) the Parent becomes aware of any inaccuracy in any representation or warranty made by it in this Agreement that would reasonably be expected to make the timely satisfaction of any of the conditions set forth in Article VI impossible; provided, however, that the failure by the Parent to provide such prompt notice shall not constitute a breach of covenant for purposes of Section 6.2(b) or Article VII; or (iv) if any communication is received from the FDA or comparable Government Entity concerning Parent’s business or the Parent, as applicable. No notification given to the Company pursuant to this Section 5.5(b) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of Parent contained in this Agreement or the Parent Disclosure Schedule for purposes of Article VI, as applicable.

5.6 Proxy Statement.

(a) As promptly as practicable after the date of this Agreement (and in any event, no later than thirty (30) days after the date of this Agreement, or such other date as may be agreed by the parties), the parties shall prepare, and Parent shall cause to be filed with the SEC, the Proxy Statement. Parent covenants and agrees that the Proxy Statement will not, at the time the Proxy Statement or any amendment or supplement thereto is filed with the SEC or is first mailed to Parent’s stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made

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therein, in light of the circumstances under which they were made, not misleading. The Company covenants and agrees that the information provided by or on behalf of the Company to Parent for inclusion in the Proxy Statement (including the Company Audited Financial Statements and/or the Company Interim Financial Statements as included on the Company Financial Statements, as the case may be) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make such information not misleading. Notwithstanding the foregoing, Parent makes no covenant, representation or warranty with respect to statements made in the Proxy Statement (and the letter to stockholders, notice of meeting and form of proxy included therewith), if any, based on information provided by or on behalf of the Company or any of its Representatives for inclusion therein, and the Company makes no covenant, representation or warranty with respect to statements made in the Proxy Statement (and the letter to stockholders, notice of meeting and form of proxy included therewith), if any, other than with respect to the information provided by or on behalf of the Company or any of its Representatives for inclusion therein. The Company and its legal counsel shall be given reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to the filing thereof with the SEC, and on the response to any comments of the SEC on the Proxy Statement, prior to the filing or submission thereof with or to the SEC. Parent shall use commercially reasonable efforts to cause the Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. Parent shall use commercially reasonable efforts to cause the Proxy Statement to be mailed to Parent’s stockholders as promptly as reasonably practicable after the resolution of SEC staff comments and the filing of the Definitive Proxy Statement. Each Party shall promptly furnish to the other Party all information concerning such Party and such Party’s Affiliates and such Party’s stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 5.6, including that the Company shall use reasonable best efforts to promptly provide the financial statements required for inclusion in the Proxy Statement under applicable securities law and the rules and regulations of the SEC. If Parent, Transitory Subsidiary or the Company become aware of any event or information that, pursuant to the Exchange Act, should be disclosed in an amendment or supplement to the Proxy Statement, then such Party, as the case may be, shall promptly inform the other Parties thereof and shall cooperate with such other Parties in filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to Parent’s stockholders. No filing of, or amendment or supplement to, the Proxy Statement will be made by Parent, in each case, without the prior written consent of the Company, which shall not be unreasonably withheld, conditioned or delayed. The Company and Parent shall each use commercially reasonable efforts to cause the Proxy Statement to comply with applicable federal and state securities laws requirements.

(b) The Parties shall reasonably cooperate with each other and provide, and require their respective Representatives to provide, the other Party and its Representatives, with all true, correct and complete information regarding such Party or its Subsidiaries that is required by Law to be included in the Proxy Statement or reasonably requested by the other Party to be included in the Proxy Statement.

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5.7 Parent Stockholders’ Meeting.

(a) Promptly as reasonably practicable after the resolution of SEC staff comments and the filing of the Definitive Proxy Statement, Parent shall take all action reasonably necessary under applicable Law to call, give notice of and hold a meeting of the holders of Parent Common Stock for the purpose of seeking approval of (i) the issuance of Parent Common Stock under this Agreement and in accordance with Nasdaq Listing Rule 5635; and (ii) any other proposals the Parties reasonably deem necessary or desirable to consummate the Contemplated Transactions (the matters contemplated by this Section 5.7(a)(i) are collectively referred to as the “Parent Stockholder Matters,” and the matters contemplated by this Section 5.7(a)(ii) are referred to herein as, the “Other Parent Stockholder Matters,” and such meeting, the “Parent Stockholders’ Meeting”).

(b) The Parent Stockholders’ Meeting shall be held as promptly as practicable after the filing of the Definitive Proxy Statement with the SEC. Parent shall take reasonable measures to ensure that all proxies solicited in connection with the Parent Stockholders’ Meeting are solicited in compliance with all applicable Laws. Notwithstanding anything to the contrary contained herein, if on the date of the Parent Stockholders’ Meeting, or a date preceding the date on which the Parent Stockholders’ Meeting is scheduled, Parent reasonably believes that (i) it will not receive proxies sufficient to obtain the Required Parent Stockholder Vote, whether or not a quorum would be present, or (ii) it will not have sufficient shares of Parent Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholders’ Meeting, Parent may make one or more successive postponements or adjournments of the Parent Stockholders’ Meeting as long as the date of the Parent Stockholders’ Meeting is not postponed or adjourned more than an aggregate of sixty (60) calendar days in connection with any postponements or adjournments.

(c) Parent agrees that, subject to Section 5.7(d): (i) the Parent Board shall recommend that the holders of Parent Common Stock vote to approve the Parent Stockholder Matters and the Other Parent Stockholder Matters and (ii) the Proxy Statement shall include a statement to the effect that the Parent Board recommends that Parent’s stockholders vote to approve the Parent Stockholder Matters and the Other Parent Stockholder Matters (the recommendation of the Parent Board with respect to the Parent Stockholder Matters being referred to as the “Parent Board Recommendation”). Neither the Parent Board nor any committee thereof shall (x) withhold, amend, qualify, withdraw or modify (and the Parent Board or any committee thereof shall not resolve to or publicly propose to withhold, amend, qualify, withdraw or modify) the Parent Board Recommendation in a manner adverse to the Company; (y) within 10 Business Days’ of the Company’s written request to do so, fail to recommend after the commencement of an Acquisition Proposal through a tender or exchange offer pursuant to Rule 14d-2 under the Exchange Act for outstanding shares of Parent Common Stock, against acceptance of such tender offer or exchange offer by its stockholders (which request may only be made once with respect to any such Acquisition Proposal and each material modification thereto) or (z) following the public disclosure of an Acquisition Inquiry or Acquisition Proposal, fail to publicly reaffirm, within five Business Days of a written request therefor by the Company, the Parent Board Recommendation (the actions set forth in the foregoing clauses (x), (y) and (z), collectively, a “Parent Board Adverse Recommendation Change”).

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(d) Notwithstanding anything to the contrary contained in Section 5.3(a) of this Agreement, if at any time prior to the approval of the Parent Stockholder Matters at the Parent Stockholders’ Meeting by the Required Parent Stockholder Vote:

(i) if Parent has received a written Acquisition Proposal (which Acquisition Proposal did not arise in connection with a material breach of Section 5.3) from any Person that has not been withdrawn and after consultation with outside legal counsel, the Parent Board shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer, the Parent Board may make a Parent Board Adverse Recommendation Change if and only if all of the following apply: (A) the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to do so would be reasonably likely to be inconsistent with the fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law; (B) Parent shall have given the Company prior written notice of its intention to consider making a Parent Board Adverse Recommendation Change at least three (3) Business Days prior to making any such Parent Board Adverse Recommendation Change (a “Determination Notice”) (which notice shall not constitute a Parent Board Adverse Recommendation Change); and (C) (1) Parent shall have provided to the Company a copy of such Acquisition Proposal in accordance with Section 5.3(b), (2) Parent shall have given the Company the three (3) Business Days after the Determination Notice to propose revisions to the terms of this Agreement or make another proposal and shall have made its Representatives reasonably available to negotiate in good faith with the Company (to the extent the Company desires to negotiate) with respect to such proposed revisions or other proposal, if any, and (3) after considering the results of any such negotiations and giving effect to the proposals made by the Company, if any, after consultation with outside legal counsel, the Parent Board shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer and that the failure to make the Parent Board Adverse Recommendation Change would be reasonably likely to be inconsistent with the fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law. For the avoidance of doubt, the provisions of this Section 5.7(d)(i) shall also apply to any material change to the facts and circumstances relating to such Acquisition Proposal and require a new Determination Notice, except that the references to three (3) Business Days shall be deemed to be two (2) Business Days.

(ii) other than in connection with an Acquisition Proposal, the Parent Board may make a Parent Board Adverse Recommendation Change in response to a Parent Change in Circumstance, if and only if: (A) the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to do so would be reasonably likely to be inconsistent with the fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law; (B) Parent shall have given the Company a Determination Notice at least three (3) Business Days prior to making any such Parent Board Adverse Recommendation Change; and (C) (1) Parent shall have specified the Parent Change in Circumstance in reasonable detail, (2) Parent shall have given the Company the three (3) Business Days after the Determination Notice to propose revisions to the terms of this Agreement or make another proposal, and shall have made its Representatives reasonably available to negotiate in good faith with the Company (to the extent the Company desires to do so) with respect to such proposed revisions or other proposal, if any, and (3) after considering the results of any such negotiations and giving effect to the proposals made by the Company, if any, after consultation with outside legal counsel, the Parent Board shall have determined, in good faith, that the failure to make the

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Parent Board Adverse Recommendation Change in response to such Parent Change in Circumstance would be reasonably likely to be inconsistent with the fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law. For the avoidance of doubt, the provisions of this Section 5.7(d)(ii) shall also apply to any material change to the facts and circumstances relating to such Parent Change in Circumstance and require a new Determination Notice, except that the references to three (3) Business Days shall be deemed to be two (2) Business Days.

(iii) For the avoidance of doubt, the obligations of Parent under Section 5.3(a) and Section 5.3(b) shall not be impacted by the occurrence of a Parent Adverse Recommendation Change.

(e) Nothing contained in Section 5.3(a) shall prohibit Parent or the Parent Board from (i) complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, (ii) issuing a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act or (iii) otherwise making any disclosure to Parent’s stockholders; that Parent Board determines in good faith, after consultation with its outside legal counsel, is required under applicable securities Laws; provided that in each of cases (i) and (iii) in no event shall Parent make a Parent Board Adverse Recommendation Change (but, for clarity, the communication described in the foregoing clause (ii) shall be deemed to not constitute a Parent Board Adverse Recommendation Change for all purposes hereunder).

5.8 Stockholder Approval.

(a) As expeditiously as possible (and in any event within one (1) Business Days) following the filing of the preliminary Proxy Statement, the Company shall mail or otherwise distribute the Disclosure Statement, in a form reasonably acceptable to Parent, to the Company Stockholders, and shall promptly inform Parent of the date on which such Disclosure Statement (including the notices contained therein) was sent to the Company Stockholders. The Disclosure Statement shall include, among other things, (i) a summary of the Merger and this Agreement (which summary shall include a summary of the terms relating to the indemnification obligations of the Company Equityholders, the escrow arrangements and the authority of the Company Equityholder Representative, and a statement that the adoption of this Agreement by the stockholders of the Company shall constitute approval of such terms), (ii) a copy of this Agreement, (iii) the Company Financial Statements, (iv) a description of any interested persons or interested transactions with respect to the Merger and this Agreement, (v) a statement that appraisal rights are available for the shares of Company Stock pursuant to Section 262 of the DGCL and a copy of such Section 262, (vi) such other information as may be required by Rules 502 or 506 of Regulation D promulgated under the Securities Act, and (vii) pursuant to Section 228 of the DGCL, a written notice to all stockholders of the Company that did not execute such Written Consent informing them that this Agreement and the Merger were adopted and approved by the stockholders of the Company. The Parent and its counsel shall be given an adequate opportunity to review and comment on the Disclosure Statement, and the Company shall reflect all reasonable comments of Parent or its counsel thereon. As expeditiously as possible following the execution of this Agreement, and in any event by 5:00 p.m., New York City time, on the Business Day immediately following the date of this Agreement, the Company shall use

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reasonable best efforts to secure Written Consents from Company Stockholders necessary to secure the Company Stockholder Approval. As expeditiously as possible following the receipt of the Company Stockholder Approval, the Company shall deliver to Parent a certificate executed on behalf of the Company by its Secretary and certifying that the Company Stockholder Approval has been obtained.

(b) The Company shall ensure that the Disclosure Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading (provided that the Company shall not be responsible for the accuracy or completeness of any information concerning Parent or the Transitory Subsidiary furnished by Parent in writing for inclusion in the Disclosure Statement).

(c) The Parent shall ensure that any information furnished by Parent to the Company in writing for inclusion in the Disclosure Statement does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.9 Access to Information. During the Pre-Closing Period, the parties shall (and shall cause each of their respective Subsidiaries to) afford the officers, attorneys, accountants, tax advisors, lenders and other authorized representatives of the other party reasonable access upon reasonable notice and during normal business hours and without unreasonable interference with the operation of the business of the party to all personnel, offices, properties, books and records of the party and the Subsidiaries, so that the other party may have full opportunity to make such investigation as it shall desire to make of the management, business, properties and affairs of said party and the Subsidiaries. The parties shall (and shall cause each Subsidiary to) furnish to the other party such financial and operating data and other information as to the business of said party and the Subsidiaries as the other party shall reasonably request. Notwithstanding the foregoing, nothing herein will require a party or its Subsidiaries to (i) provide the other party with access or information that said party is expressly prohibited by applicable Law from granting or disclosing, or (ii) take any action that would, in the advice of counsel, constitute a waiver of the attorney-client privilege or the attorney work product privilege in the event of a legal proceeding with the other party; provided, that in the event that a party or any Subsidiary relies on this sentence to withhold access or disclosure, said party shall, to the extent permitted by Law and the protection of such attorney-client privilege, promptly notify the other party of the nature of the withheld information and provide the other party of a reasonable opportunity to seek an appropriate remedy or waive compliance with the terms of this Agreement.

5.10 Closing Efforts; Legal Conditions to the Merger; Third-Party Consents.

(a) Upon the terms and subject to the conditions of this Agreement, each of the parties (other than the Company Equityholder Representative) shall use its reasonable best efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement to be completed at Closing as promptly as practicable, including using its reasonable best efforts to ensure that the conditions to the obligations of the other parties to consummate the Merger are satisfied. The Company shall use reasonable best efforts to take all actions and to all things necessary, proper or advisable to exercise the Drag Right, and such other actions as may reasonably be requested by Parent.

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(b) Each party (other than the Company Equityholder Representative) shall use its reasonable best efforts to obtain, at its expense, all waivers, permits, consents, approvals or other authorizations from Governmental Entities, and to effect all registrations, filings and notices with or to Governmental Entities, as may be required for such party to consummate the transactions contemplated by this Agreement and to otherwise comply with all applicable Laws in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in in this Agreement, Parent shall not be obligated (i) to commence or defend any Legal Proceeding required to obtain any such waiver, permit, consent, approval or other authorization or (ii) to sell or dispose of or hold separately (through a trust or otherwise) any assets or businesses of Parent or its Affiliates.

(c) During the Pre-Closing Period, the Company shall use its reasonable best efforts to obtain all such waivers, consents or approvals from third parties, and to give all such notices to third parties, in each case as are required to be listed in Section 3.4(b) or (c) of the Company Disclosure Schedule; provided that the Company shall not be required to incur any cost, liability or obligation, amend any agreement or relinquish any rights prior to the Closing in connection with obtaining any such waiver, consent or approval.

5.11 Public Disclosure. No party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of the other parties; provided, however, that (a) the Company and each of the Company Equityholders acknowledge and agree that Parent (i) may issue, without the approval of any other party, an initial joint press release with respect to this Agreement and the matters contemplated hereby, in form and substance mutually agreed by Parent and the Company, (ii) intends to publicly file this Agreement with the SEC, and (iii) may seek confidential treatment under applicable SEC rules with respect to certain matters and terms contained in this Agreement; (b) Parent or the Company may make any public disclosure it believes in good faith is required by applicable Law or stock market rule (in which case the disclosing party shall use reasonable best efforts to advise the other party and provide them with a copy of the proposed disclosure prior to making the disclosure); (c) Parent and its Affiliates shall not be bound by the provisions of this Section 5.11 following the Closing Date; and (d) following Closing and the public announcement of the Merger, the Company Equityholder Representative shall be permitted to publicly announce that it has been engaged to serve as the Company Equityholder Representative in connection with the Merger as long as such announcement does not disclose any of the other terms of the Merger or the other transactions contemplated herein.

5.12 Tax Classification of Transitory Subsidiary. Parent agrees that, during the Pre-Closing Period, it shall not, and shall not authorize any of its Representatives to elect to treat the Transitory Subsidiary as an association taxable as a corporation for U.S. federal income tax purposes.

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ARTICLE VI

CONDITIONS TO CONSUMMATION OF THE MERGER

6.1 Conditions to Obligations of Parent and the Transitory Subsidiary. The obligation of each of Parent and the Transitory Subsidiary to consummate the Merger is subject to the satisfaction of the following conditions precedent, each of which may be waived in writing in the sole discretion of Parent:

(a) no judgment, order, decree, stipulation or injunction shall be in effect that would reasonably be expected to (i) prevent consummation of the transactions contemplated by this Agreement, or (ii) cause the transactions contemplated by this Agreement to be rescinded following consummation of such transaction;

(b) the Fundamental Representations contained in Article III shall have been true and correct in all material respects (or, in the case of Section 3.2, in all respects subject only to de minimis exceptions) as of the date of this Agreement and shall be true and correct in all material respects (or, in the case of Section 3.2, in all respects subject only to de minimis exceptions) on and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct in all material respects (or, in the case of Section 3.2, in all respects subject only to de minimis exceptions) as of such date); the representations and warranties of the Company contained in this Agreement (other than the Fundamental Representations contained in Article III) shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except (i) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a Company Material Adverse Effect (without giving effect to any references therein to any Company Material Adverse Effect or other materiality qualifications), or (ii) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct, subject to the qualifications as set forth in the preceding clause (i), as of such particular date);

(c) the Company shall have performed or complied with, in all material respects, its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

(d) there shall have occurred no Change since the date of this Agreement that, individually or taken together with all other Changes, has had, or would reasonably be expected to have, a Company Material Adverse Effect;

(e) Parent shall have received copies of Written Consents evidencing that this Agreement and the Merger have received the Company Stockholder Approval;

(f) the number of Dissenting Shares, together with the number of shares of Company Stock eligible to become Dissenting Shares, shall not exceed eight percent (8%) of the number of outstanding shares of Company Stock as of the Effective Time;

(g) Parent shall have received evidence, in form and substance reasonably satisfactory to Parent, that the Company has, at its own expense, obtained all of the waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, set forth on Schedule 6.1(g);

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(h) each of the Company Stockholders receiving shares of Parent Common Stock as part of the Aggregate Consideration shall have executed and delivered (i) a Support and Joinder Agreement and (ii) Investor Questionnaires;

(i) Parent shall have received evidence, in form and substance reasonably satisfactory to Parent, that each of the Company’s Investor Agreements has been terminated, in each case without any liability to the Company or any Subsidiary;

(j) Parent shall have received copies of the resignations, effective as of the Closing and in form and substance reasonably satisfactory to Parent, of each director of the Company and its Subsidiaries (other than any such resignations which Parent designates, by written notice to the Company, as unnecessary) from their director positions (but not employment, as applicable);

(k) Parent shall have received a release, in form and substance reasonably satisfactory to Parent, executed by each Person to whom any portion of the Employee Amount is paid at Closing;

(l) each of the University of Florida Amendments shall remain in full force and effect;

(m) each of the Executive Employment Agreements executed by the executives listed on Schedule 1 shall remain in full force and effect;

(n) Parent shall have received the items contemplated to be delivered by the Company in accordance with Section 2.1(d)(i);

(o) Parent shall have received the Company Certificate, and shall have received certificates of good standing of the Company and its Subsidiaries in their jurisdictions of organization and the various foreign jurisdictions in which they are qualified, certified charter documents and certificates as to the incumbency of officers and the adoption of authorizing resolutions); and

(p) Parent shall have obtained the Required Parent Stockholder Vote.

6.2 Conditions to Obligations of the Company. The obligation of the Company to consummate the Merger is subject to the satisfaction of the following conditions precedent, each of which may be waived in writing in the sole discretion of the Company:

(a) the representations set forth in Sections 4.1, 4.2(a) and 4.4 shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct in all material respects as of such date). The representations and warranties of

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Parent and the Transitory Subsidiary contained in this Agreement (other than the representations set forth in Sections 4.1, 4.2(a) and 4.4) shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except (a) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a Parent Material Adverse Effect (without giving effect to any references therein to any Parent Material Adverse Effect or other materiality qualifications), or (b) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct, subject to the qualifications as set forth in the preceding clause (a), as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, any update of or modification to the Parent Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded);

(b) each of Parent and Transitory Subsidiary shall have performed or complied, in all material respects, with its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

(c) no judgment, order, decree, stipulation or injunction shall be in effect, that would reasonably be expected to (i) prevent consummation of the transactions contemplated by this Agreement, or (ii) cause the transactions contemplated by this Agreement to be rescinded following consummation of such transaction;

(d) the Company shall have received the Parent Certificate;

(e) there shall have occurred no Change since the date of this Agreement that, individually or taken together with all other Changes, has had, or would reasonably be expected to have, a Parent Material Adverse Effect;

(f) the shares of the Parent Common Stock issuable to the Company Stockholders as provided for in Article II shall have been approved for listing on Nasdaq, subject to official notice of issuance;

(g) each of the Executive Employment Agreements executed by the executives listed on Schedule 1 shall remain in full force and effect;

(h) Parent shall have made the payments contemplated to be delivered by Parent in accordance with Section 2.1(d)(ii); and

(i) Parent shall have obtained the Required Parent Stockholder Vote.

ARTICLE VII

INDEMNIFICATION

7.1 Indemnification by the Company Equityholders. The Company Equityholders shall, on a several and not joint basis in accordance with their respective Pro Rata Shares, defend and indemnify the Parent in respect of, and hold it harmless against and will compensate and reimburse the Parent for, any and all Damages incurred or suffered by any Parent Indemnified Party (regardless of whether such Damages relate to any Third Party Action) arising or resulting from, relating to or constituting:

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(a) any breach, as of the date of this Agreement or as of the Closing Date, of any representation or warranty of the Company contained in Article III of this Agreement;

(b) any failure to perform any covenant or agreement of the Company contained in this Agreement;

(c) the following Taxes: (i) any Taxes of the Company or any Subsidiary due and payable for, or allocated in accordance with Section 8.4(b) to, any taxable period (or portion thereof) ending on or before the Closing Date; including any unpaid Taxes of the Company and any Subsidiaries for which payment has been deferred under Section 2302 of the CARES Act, IRS Notice 2020-65 or any corresponding applicable federal, state or local Laws; (ii) any Taxes for which the Company or any Subsidiary has any liability under Treasury Regulation Section 1.1502-6 or under any comparable or similar provision of state, local or foreign Laws as a result of being a member of an affiliated, consolidated, combined, unitary or similar group on or prior to the Closing Date; (iii) any Taxes for which the Company or any Subsidiary has any liability as a transferee or successor, pursuant to any contractual obligation or otherwise, which Tax is attributable to the operations of the Company or any Subsidiary on or prior to the Closing Date or an event or transaction occurring before the Closing; and (iv) any Transfer Taxes payable by the Company Equityholders pursuant to Section 8.4(a)(iii);

(d) Closing Indebtedness, to the extent in excess of the amounts, if any, included in the calculation of the Aggregate Consideration (accounting for the threshold set forth in such definition);

(e) any inaccuracy in the Allocation Schedule; or

(f) any Fraud on the part of the Company in connection with the transactions contemplated by this Agreement.

7.2 Indemnification by the Parent. Subject to the terms and limitations set forth in this Article VII, from and after the Effective Time, the Parent shall, indemnify the Company Equityholders in respect of any and all Damages incurred or suffered by any Equityholder Indemnified Party (regardless of whether such Damages relate to any Third Party Action) resulting from, relating to or constituting:

(a) any breach as of the date of this Agreement or as of the Closing Date of any representation or warranty of the Parent or Transitory Subsidiary contained in Article IV of this Agreement;

(b) any failure to perform any covenant or agreement of Parent or Transitory Subsidiary contained in this Agreement; or

(c) any Fraud on the part of the Parent or Transitory Subsidiary, in each case, in connection with the transactions contemplated by this Agreement.

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7.3 Indemnification Claims.

(a) An Indemnified Party shall give written notification to the Indemnifying Party of the commencement of any Third Party Action. Such notification shall be given within 20 calendar days after receipt by the Indemnified Party of the notice of such Third Party Action, and shall describe in reasonable detail (to the extent then known by the Indemnified Party) the facts constituting the basis for such Third Party Action and the amount of the claimed damages. No delay or failure on the part of an Indemnified Party in so notifying the Indemnifying Party shall relieve the Indemnifying Party of any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such delay or failure. Within 20 calendar days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Third Party Action with counsel reasonably satisfactory to the Indemnified Party; provided that (i) the Indemnifying Party may only assume control of such defense if (A) it acknowledges in writing to the Indemnified Party that any damages, fines, costs or other liabilities that may be assessed against the Indemnified Party in connection with such Third Party Action constitute Damages for which the Indemnified Party shall be indemnified pursuant to this Article VII, and (B) an adverse resolution of the Third Party Action would not have a material adverse effect on the goodwill or reputation of the Indemnified Party or the business, operations or future conduct of the Indemnified Party and (ii) the Indemnifying Party may not assume control of the defense of any Third Party Action involving Taxes, any Governmental Entity or criminal liability or in which equitable relief is sought. If the Indemnifying Party does not, or is not permitted under the terms hereof to, so assume control of the defense of a Third Party Action, the Indemnified Party shall control such defense. The Non-controlling Party may participate in such defense at its own expense. The Controlling Party shall keep the Non-controlling Party advised of the status of such Third Party Action and the defense thereof and shall consider in good faith recommendations made by the Non-controlling Party with respect thereto. The Non-controlling Party shall furnish the Controlling Party with such information as it may have with respect to such Third Party Action (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such Third Party Action. The reasonable and documented out of pocket fees and expenses of counsel to the Indemnified Party with respect to a Third Party Action shall be considered Damages for purposes of this Agreement if (x) the Indemnified Party controls the defense of such Third Party Action pursuant to the terms of this Section 7.3(a) or (y) to the extent the Indemnifying Party assumes control of such defense and the Indemnified Party have conflicting interests or different defenses available with respect to such Third Party Action. The Indemnifying Party shall not agree to any settlement of, or the entry of any judgment arising from, any Third Party Action without the prior written consent of the Indemnified Party which shall not be unreasonably withheld, conditioned or delayed; provided that the consent of the Indemnified Party shall not be required if the Indemnifying Party, agrees in writing to pay any amounts payable pursuant to such settlement or judgment and such settlement or judgment includes a complete release of the Indemnified Party from further liability and has no other adverse effect on the Indemnified Party. Except as provided in Section 7.3(e), the Indemnified Party shall not agree to any settlement of, or the entry of any judgment arising from, any such Third Party Action without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, conditioned or delayed.

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(b) In order to seek indemnification under this Article VII, the Indemnified Party shall deliver a Claim Notice to the Company Equityholder Representative (acting on behalf of the Company Equityholders in the case of indemnification sought against the Company Equityholders) and Parent (in the case of indemnification sought against the Parent).

(c) Within 20 calendar days after delivery of a Claim Notice by Company Equityholder Representative, the applicable Indemnifying Party shall deliver to the Indemnified Party a Response, in which the Indemnifying Party, shall: (i) agree that the Indemnified Party is entitled to receive all of the Claimed Amount, (ii) agree that the Indemnified Party is entitled to receive the Agreed Amount or (iii) dispute that the Indemnified Party is entitled to receive any of the Claimed Amount. If no Response is delivered within such 20-day period, the Indemnifying Party shall be deemed to have agreed that all of the Claimed Amount is owed to the Indemnified Party. Acceptance by the Indemnified Party of partial payment of any Claimed Amount shall be without prejudice to the Indemnified Party’s right to claim the balance of any such Claimed Amount.

(d) Any Dispute shall be resolved in accordance with Section 11.9.

(e) Notwithstanding anything else in this Agreement, neither party shall have the right to set off, in whole or in part, against any obligation or payment it owes to the other party under this Agreement, amounts owed or claimed in good faith to be owed by a to any other party pursuant to this Agreement.

(f) Without limitation of Section 2.4, the Company Equityholder Representative shall have full power and authority on behalf of each Company Equityholder (as an Indemnifying Party and an Indemnified Party) to take any and all actions on behalf of, execute any and all instruments on behalf of, and execute or waive any and all rights of, the Company Equityholders under this Article VII. The Company Equityholder Representative shall have no liability to any Company Equityholders for any action taken or omitted on behalf of the Company Equityholders pursuant to this Article VII.

(g) Any Damages owed by a Company Equityholder pursuant to the terms and conditions of this Article VII, shall be payable, at the election of each individual Company Equityholder, in cash or by delivery (in book-entry form) of that number of shares of Parent Common Stock then beneficially owned of record by such Company Equityholder, with the value of such shares of Parent Common Stock so surrendered to be equal to the greater of (x) the volume-weighted average price, rounded to four decimal points, of shares of Parent Common Stock on NASDAQ (as reported on Bloomberg L.P. under the function “VWAP”) over the five (5) consecutive trading day period ending two (2) full trading days prior to the date of such surrender and (y) the Parent Closing Stock Price (appropriately adjusted for any stock splits, stock dividends, reorganizations or other similar events).

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7.4 Survival.

(a) Unless otherwise specified in this Section 7.4 or elsewhere in this Agreement, all provisions of this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby and shall continue in full force and effect in accordance with their terms until the expiration of the applicable statute of limitations; provided, however, that, except with respect to claims based on Fraud or as otherwise specified in this Section 7.4, all representations and warranties shall expire on the date 12 months following the Closing Date; provided further, however, that the representations and warranties set forth in Sections 3.1, 3.2, 3.3, 3.4(a), 3.22, 4.1, 4.2(a), 4.4 (collectively, the “Fundamental Representations”) shall survive until the date that is 60 days after the expiration of the longest statute of limitations applicable to the subject matter of the applicable representation or warranty. Claims for indemnification under Section 7.1 shall be subject to the following time limitations: (i) any claim for indemnification pursuant to Section 7.1(a) must be made on or before the expiration of the applicable representation or warranty; (ii) any claim for indemnification pursuant to Section 7.1(b) must be made on or before 60 days after the expiration of the statute of limitations applicable to the applicable covenant or, in the case of the covenant set forth in Section 5.1, the first anniversary of the Closing Date; (iii) any claim for indemnification pursuant to Section 7.1(c) must be made on or before 60 days after the expiration of the applicable statute of limitations; (iv) any claim for indemnification pursuant to Section 7.1(d) must be made on or before the 120th day following the Closing Date; (v) any claim for indemnification pursuant to Section 7.1(e) must be made on or before 60 days after the expiration of the applicable statute of limitations; and (vi) and any claim for indemnification pursuant to Section 7.1(f) must be made on or before the third anniversary of the Closing Date. The parties further acknowledge that the time periods set forth in this Article VII for the assertion of claims under this Agreement are the result of arms’ length negotiation among the parties and that they intend for the time periods to be enforced as agreed by the parties. As such, it is the express intent of the parties hereto that, if an applicable survival period as contemplated by this Section 7.4(a) is shorter than the statute of limitations that would otherwise apply, then, by contract, the applicable statute of limitations shall be reduced to the survival period contemplated hereby.

(b) If the Parent delivers to the Company Equityholder Representative or the Company Equityholder Representative delivers to the Parent, as applicable, before expiration of a representation, warranty, covenant or agreement, either a Claim Notice based upon a breach of such representation, warranty, covenant or agreement or an Expected Claim Notice based upon a breach of such representation, warranty, covenant or agreement then the applicable representation, warranty, covenant or agreement shall survive until, but only for purposes of, the resolution of the matter covered by such notice. If the legal proceeding or written claim with respect to which an Expected Claim Notice has been given is definitively withdrawn or resolved in favor of the Parent or the Company Equityholder Representative, the Parent or the Company Equityholder Representative, as applicable, shall promptly so notify the Company Equityholder Representative or the Parent, as applicable.

7.5 Limitations.

(a) With respect to claims for Damages arising under Section 7.1(a) and, to the extent relating to breaches of the covenant contained in Section 5.1 or Section 7.1(b), the Company Equityholders shall not be liable for any such Damages until the aggregate amount of all such Damages exceeds $2,000,000 (the “Company Basket Amount”) (at which point the Company Equityholders shall become liable for all such Damages in excess of the Company Basket Amount); provided that the limitation set forth in this sentence shall not apply to (i) claims based on Fraud or Willful Breach or (ii) any claim pursuant to Section 7.1(a) relating to a breach of any of the Fundamental Representations set forth in Article III other than those set forth in Section 3.22, to which, for the avoidance of doubt, the Company Basket Amount will apply.

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(b) With respect to claims for Damages arising under Section 7.2(a) and, to the extent relating to breaches of the covenant contained in Section 5.2 or Section 7.2(b), the Parent shall not be liable for any such Damages until the aggregate amount of all such Damages exceeds $2,000,000 (the “Parent Basket Amount”) (at which point the Parent shall become liable for all Damages under Section 7.2(a) in excess of the Parent Basket Amount); provided that the limitation set forth in this sentence shall not apply to (1) claims based on Fraud or (2) any claim pursuant to Section 7.2(a) relating to a breach by Parent or Transitory Subsidiary of any of the Fundamental Representations set forth in Article IV.

(c) Except for claims based on Fraud and claims for breaches of Fundamental Representations, the aggregate liability of the Company Equityholders for Damages under Section 7.1(a) and, to the extent relating to breaches of the covenant contained in Section 5.1, or Section 7.1(b), shall not in the aggregate exceed the Non-Fundamental Cap. Except for claims based on Fraud , Willful Breach and for breaches of Fundamental Representations, the aggregate liability of the Parent for Damages under Section 7.2(a), to the extent relating to breaches of the covenant contained in Section 5.2, or Section 7.2(b), shall not exceed the Non-Fundamental Cap.

(d) Except for claims based on Fraud with respect to the Person who committed such Fraud, the aggregate liability of each Company Equityholder for Damages under this Article VII shall not exceed the aggregate amount of Aggregate Consideration such Company Equityholder actually received pursuant to this Agreement determined based on the Parent Closing Stock Price. Except in the case of Fraud with respect to the Person who committed such Fraud, with respect to any claim for Damages arising under Section 7.1, the liability of each Company Equityholder shall not exceed such Company Equityholder’s Pro Rata Share of such Damages.

The aggregate liability of the Parent for Damages under this Article VII shall not exceed an amount equal to (a) the Base Shares multiplied by (b) the Parent Closing Stock Price.

(e) No Company Equityholder shall have any right of contribution against the Company or the Surviving Corporation with respect to any breach by the Company of any of its representations, warranties, covenants or agreements; provided that notwithstanding anything in this Section 7.5(e) to the contrary, nothing in this Agreement shall reduce or eliminate any Person’s right to indemnification under the Company’s or the Surviving Corporation’s articles of incorporation or bylaws or right to recover under any applicable insurance policies.

(f) From time to time prior to the Closing Date, Company shall have the right (but not the obligation) to update the Company Disclosure Schedules for developments occurring after the date of this Agreement and which the Company did not have Knowledge of prior to the date of this Agreement.

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(g) Each Party acknowledges that it has had the opportunity to conduct due diligence and investigation with respect to the other Party. No Person shall be entitled to indemnification under this Article VII for any matter that would otherwise give rise to a claim for indemnification to the extent it had actual knowledge of such matter prior to the execution of this Agreement.

(h) Except as set set forth in the precedent clause (g), the rights to indemnification set forth in this Article VII shall not be affected by (i) any investigation conducted by or on behalf of any Person or any knowledge acquired (or capable of being acquired) by any Person, whether before or after the date of this Agreement or the Closing Date, with respect to the inaccuracy or noncompliance with any representation, warranty, covenant or obligation which is the subject of indemnification hereunder, or (ii) any waiver by Parent or the Company of any closing condition relating to the accuracy of representations and warranties or the performance of or compliance with agreements and covenants.

(i) Notwithstanding anything to the contrary in this Agreement, for purposes of determining the amount of Damages for which any Parent Indemnified Party may be entitled to indemnification under this Article VII (but not for purposes of determining whether there has been a breach of any representation or warranty set forth in Article III), each such representation or warranty (other than the representations and warranties set forth in clause (a) of Section 3.6) shall be deemed to have been made without any qualifications or limitations as to materiality (including any qualifications or limitations made by reference to a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable).

(j) Except with respect to claims based on Fraud or for specific performance, after the Closing, the rights of the parties under this Article VII shall be the exclusive remedy of the parties with respect to claims resulting from or relating to any misrepresentation, breach of warranty or failure to perform any covenant or agreement of the other parties contained in this Agreement. For the avoidance of doubt, nothing herein shall restrict or limit the ability of a Person to bring a claim against or otherwise seek recovery or remedies from another Person in respect of Fraud committed by such Person.

(d) Each Indemnified Party acknowledges and agrees that it is bound by and shall comply with its applicable legal duties (under Delaware law) to mitigate Damages, for which such Indemnified Party may be entitled to indemnification pursuant to this Agreement. The amount of any Damages for which indemnification is provided under this ARTICLE VII shall be reduced by any related recoveries to which the Indemnified Party is entitled under insurance policies or other related payments received or receivable from third parties actually received (calculated net of any actual collection costs and reasonable recovery expenses) by the Indemnified Party or any of its Affiliates. An Indemnified Party shall use commercially reasonable efforts to pursue, and to cause its Affiliates to pursue, all insurance or other third-party claims to which it may be entitled in connection with any Damages it incurs.

(e) Except to the extent expressly contemplated by this Article VII (by virtue of a claim made pursuant to one of the enumerated subsections of Section 7.1), the Company Equityholders shall have no liability or obligation under this Article VII with respect to any Company Transaction Litigation.

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(f) Any payments made to a party pursuant to this Article VII shall be treated as an adjustment to the Aggregate Consideration for Tax purposes to the extent permitted by Law.

ARTICLE VIII

ADDITIONAL AGREEMENTS

8.1 Proprietary Information. From and after the Closing, the Key Company Equityholders receiving a portion of the Aggregate Consideration and each of their respective Affiliates shall not disclose or make use of any information, the Surviving Corporation or the Subsidiaries that is not generally known by, nor easily learned or determined by, persons outside the Company (collectively referred to herein as “Proprietary Information”) including, but not limited to: (a) research and development; (b) software systems, computer programs and source codes; (c) sources of supply; (d) identity of specialized consultants and contractors; (e) purchasing, operating and other cost data; (f) trade secrets, intellectual property, know-how, and clinical and regulatory data and information; and (g) employee or service provider information, including all such information recorded in manuals, memoranda, projections, reports, minutes, plans, drawings, sketches, designs, data, specifications, software programs and records, whether or not legended or otherwise identified as Proprietary Information, as well as such information that is the subject of meetings and discussions and not recorded. Proprietary Information shall not include such information that the Key Company Equityholders can demonstrate (a) is generally available to the public (other than as a result of a disclosure by a Key Company Equityholder), (b) was disclosed to the Company Stockholders by a third party under no obligation to keep such information confidential, or (c) was independently developed by the Key Company Equityholders without reference to Proprietary Information and such Proprietary Information does not relate to a Competitive Business. Notwithstanding the foregoing, the Key Company Equityholders shall have no obligation hereunder to keep confidential any of the Proprietary Information to the extent disclosure thereof is required by Law; provided, however, that in the event disclosure is required by Law, the Key Company Equityholders shall use best efforts to provide the Parent with prompt advance notice of such requirement so that the Parent may seek an appropriate protective order. Each Key Company Equityholder agrees that the remedy at Law for any breach of this Section 8.1 would be inadequate and that the Parent or the Surviving Corporation shall be entitled to injunctive relief, without the requirement of posting any bond or other security, in addition to any other remedy it may have upon breach of any provision of this Section 8.1.

8.2 No Claims. Effective as of the Closing, each Key Company Equityholder receiving a portion of the Aggregate Consideration, by its execution and delivery of this Agreement, the Written Consent and/or a Support and Joinder Agreement, hereby (a) waives any and all rights of indemnification, contribution and other similar rights against the Company, the Surviving Corporation or any Subsidiary (whether arising pursuant to any charter document of the Company, the Surviving Corporation or any Subsidiary, any contract, applicable Law or otherwise) arising out of the representations, warranties, covenants and agreements contained in this Agreement and/or out of the negotiation, execution or performance of this Agreement, and agrees that any claim of the Parent, whether for indemnity or otherwise, may be asserted directly against the Key Company Equityholders or any Key Company Equityholder (solely to the extent, and subject to the limitations, provided in this Agreement), without any need for any claim

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against, or joinder of, the Company, the Surviving Corporation or any Subsidiary and (b) forever waives, releases and discharges (and hereby agrees to cause each of its representatives to forever waive, release and discharge) with prejudice the Company, the Surviving Corporation and each Subsidiary from any and all claims, rights (including rights of indemnification, contribution and other similar rights, from whatever source, whether under contract, applicable Law or otherwise), causes of action, protests, suits, disputes, orders, obligations, debts, demands, proceedings, contracts, agreements, promises, liabilities, controversies, costs, expenses, fees (including attorneys’ fees), or damages of any kind, arising by any means (including subrogation, assignment, reimbursement, operation of law or otherwise), whether known or unknown, suspected or unsuspected, accrued or not accrued, foreseen or unforeseen, or mature or unmature related or with respect to, in connection with, or arising out of, directly or indirectly, any event, fact, condition, circumstance, occurrence, act or omission that was in existence (or that occurred or failed to occur) at or prior to the Closing; provided, however, this clause (b) shall not be construed as releasing (a) any party from its obligations otherwise expressly set forth in this Agreement or any agreement delivered pursuant hereto or (b) the Company, the Surviving Corporation or any Subsidiary from (i) their respective obligations under the indemnification provisions expressly set forth in their respective Organizational Documents or any contract as in effect on the date hereof (including with respect to any Company Transaction Litigation and/or Parent Transaction Litigation) or (ii) any obligation to pay to any Person any wages or benefits arising in the Ordinary Course of Business solely from such Person’s employment with the Company, the Surviving Corporation or a Subsidiary. Each Company Stockholder hereby expressly waives any and all provisions, rights and benefits conferred by §1542 of the California Civil Code (or any similar, comparable or equivalent provision or law of any applicable jurisdiction) which section provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

8.3 Indemnification. For a period of six (6) years after the Closing Date, the Surviving Corporation shall not amend, repeal or otherwise modify any provisions of its certificate of incorporation or bylaws concerning indemnification, exculpation or limitation of liability of directors, officers, fiduciaries or agents of the Company in any manner that would affect adversely the rights thereunder of persons who, prior to the Closing Date, were directors, officers, employees, fiduciaries or agents of the Company, except to the extent required by applicable Law and except for any such change that would not affect the application of such provisions to acts or omissions of such individuals prior to the Closing (including, for the avoidance of doubt, with respect to any Company Transaction Litigation and/or any Parent Transaction Litigation. Notwithstanding anything to the contrary in the certificate of incorporation, bylaws of the Company, the Surviving Corporation or any Subsidiary or any provision in any indemnification or other agreement to which any of them is a party or by which any of them is bound, (a) no exculpation or other provision in the certificate of incorporation or bylaws of the Company, the Surviving Corporation or any Subsidiary or any such agreement shall be deemed to exculpate any such person from its obligations under this Agreement and (b) no person shall be entitled to indemnification or reimbursement or advancement of expenses under any provision of the certificate of incorporation or bylaws of the Company, the Surviving Corporation or any Subsidiary or any such agreement for any matter for which any Parent Indemnified Party is entitled to indemnification pursuant to this Agreement.

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8.4 Tax Matters.

(a) Preparation and Filing of Tax Returns; Payment of Taxes.

(i) The Company, at its expense, shall prepare and timely file or shall cause to be prepared and timely filed all Tax Returns of the Company and its Subsidiaries required to be filed (taking into account extensions) prior to the Closing Date. Such Tax Returns shall be prepared in a manner consistent with the Company’s past practice.

(ii) The Parent shall prepare and timely file or shall cause to be prepared and timely filed all other Tax Returns for the Company and its Subsidiaries. Any Tax Return of the Company or any Subsidiary to be prepared and filed for taxable periods beginning on or before the Closing Date and ending after the Closing Date shall be prepared on a basis consistent with the last previous similar Tax Return except as required by applicable Law.

(iii) Any transfer, sales, use, stamp, conveyance, real property transfer, recording, registration, documentary, filing and other non-income Taxes and administrative fees (including, without limitation, notary fees) arising in connection with the consummation of the transactions contemplated by this Agreement (“Transfer Taxes”) shall be paid fifty percent (50%) by the Company Equityholders and fifty percent (50%) by the Parent when due, provided, however, if any penalties and interest are solely attributable to the actions or activities of only one of the parties, then such penalties and interest will be borne by the party whose actions or activities resulted in such penalties and interest. The party required by Law to do so will file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes and, if required by applicable Law, the other party shall, and shall cause their affiliates to, join in the execution of any such Tax Returns and other documentation. The parties shall cooperate in timely providing each other with such certificates or forms as may be necessary or appropriate to establish an exemption from (or otherwise reduce), or file Tax Returns with respect to, any Transfer Taxes.

(b) Allocation of Certain Taxes.

(i) The Parent and the Company Equityholders agree that if the Company or any Subsidiary is permitted but not required under applicable foreign, state or local Tax Laws to treat the Closing Date as the last day of a taxable period, the Parent and the Company Equityholders shall treat such day as the last day of a taxable period.

(ii) The amount of any Taxes for a Straddle Period allocable to the portion of such period ending on the Closing Date shall be deemed to equal (i) in the case of Taxes that (x) are based upon or related to income or receipts or (y) imposed in connection with any sale or other transfer or assignment of property (other than Transfer Taxes described in Section 8.4(a)), the amount which would be payable if the taxable year ended with the Closing Date, and (ii) in the case of other Taxes imposed on a periodic basis (including property Taxes), the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is

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the number of calendar days in the period ending with the Closing Date and the denominator of which is the number of calendar days in the entire period. For purposes of computing the Taxes attributable to the two portions of a taxable period pursuant to this Section 8.4(b)(ii), the amount of any item that is taken into account only once for each taxable period (e.g., the benefit of graduated tax rates, exemption amounts, etc.) shall be allocated between the two portions of the period in proportion to the number of days in each portion.

(c) Cooperation on Tax Matters; Tax Audits.

(i) The Parent and the Company Equityholders and their respective Affiliates shall cooperate in the preparation of all Tax Returns and the conduct of all Tax audits or other administrative or judicial proceedings relating to the determination of any Tax for any Tax periods for which one party could reasonably require the assistance of the other party in obtaining any necessary information.

(ii) The Parties generally agree to notify each other of Tax Audits or contests for which the other party may reasonably be expected to be liable pursuant to an indemnification provision).

(d) Termination of Tax Sharing Agreements. All Tax sharing agreements or similar arrangements with respect to or involving the Company or any Subsidiary shall be terminated prior to the Closing Date.

8.5 Private Placement. The Company shall use commercially reasonable efforts to cause each of the Persons receiving Aggregate Consideration in the form of shares of Parent Common Stock to provide all documentation, including the Investor Questionnaires, reasonably requested by the Parent to allow the Parent to issue the Parent Common Stock to such holders in a manner that satisfies the requirements of Rule 506 of Regulation D under the Securities Act or Rule 902 of Regulation S, including certifications to the Parent, that each (a) such holder is and will be, as of the Effective Time, an “accredited investor” (as such term is defined in Rule 501 of Regulation D under the Securities Act) and as to the basis on which such holder is an accredited investor; and (ii) that the Parent Common Stock is being acquired for such holder’s account for investment only and not with a view towards, or with any intention of, a distribution or resale thereof for at least a period of six (6) months following the Closing or (b) such holder is not a “U.S. person” within the meaning of Regulation S, Rule 902, promulgated by the SEC under the Securities Act.

8.6 280G Covenant. The Company shall use commercially reasonable efforts to obtain a waiver from each “disqualified individual” (as defined in Section 280G(c) of the Code) with respect to the Company who would reasonably be expected to receive or have received any payment or benefits that would constitute a “parachute payment” (within the meaning of Section 280G(b)(2)(A) of the Code) of such disqualified individual’s rights to some or all of such payments or benefits (the “Waived 280G Benefits” and, each such waiver, a “280G Waiver”) so that all remaining payments and/or benefits, if any, shall not be “excess parachute payments” (within the meaning of Section 280G of the Code), and, not less than three (3) Business Days prior to the Closing Date, the Company shall submit to a stockholder vote, in a manner that is intended to satisfy the stockholder approval requirements under Section 280G(b)(5)(B) of the

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Code and the Treasury Regulations promulgated thereunder, the right of any such “disqualified individual” (as defined in Section 280G(c) of the Code) that has entered into a 280G Waiver to receive or retain such Waived 280G Benefits. Such vote shall establish such disqualified individuals’ right to the payment or other compensation if approved by the Company Stockholders. In addition, the Company shall provide adequate disclosure to Company Stockholders that hold voting Company Stock of all material facts concerning all payments to any such disqualified individual that, but for such vote, could be deemed “parachute payments” under Section 280G of the Code in a manner that satisfies Section 280G(b)(5)(B)(ii) of the Code and regulations promulgated thereunder. At least four (4) Business Days prior to the vote, the Parent and its counsel shall be given the right to review and comment on all documents required to be delivered to the Company Stockholders in connection with such vote and any required disqualified individual waivers or consents, and the Company shall accept all reasonable comments of the Parent or its counsel thereon. The Parent and its counsel shall be provided copies of all documents executed by the stockholders and disqualified individuals in connection with the vote.

8.7 Post-Closing Directors and Officers of Parent. Parent shall cause, effective as of the Effective Time, the Parent Board to be composed of twelve members, which shall consist of the board of directors of Parent as of immediately prior to the Effective Time plus two additional directors specified on Schedule 8.7. Furthermore, the parties shall take all necessary action so that the Persons listed in Schedule 8.7 under the headings “Officers”, are elected or appointed, as applicable, to the positions of officers of Parent, as set forth therein, to serve in such positions effective as of the Effective Time until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

8.8 Registration Rights. Company Equityholders who (a) are receiving shares of Parent Common Stock as part of the Aggregate Consideration and (b) who become party to the Registration Rights Agreement on or prior to Closing (either by executing the Registration Rights Agreement as of the date hereof or who executed joinders thereto prior to Closing), shall be entitled to certain resale registration rights pursuant to, and in accordance with, the Registration Rights Agreement.

8.9 Transaction Litigation.

(a) In the event that any litigation related to this Agreement or the Transactions is brought, or, to Parent’s Knowledge, threatened, against Parent, any members of Parent’s Board or any party to the Parent Support Agreement (such litigation, “Parent Transaction Litigation”), Parent shall promptly notify the Company of such Parent Transaction Litigation and shall keep the Company reasonably informed with respect to the status thereof. Parent shall give the Company a reasonable opportunity to participate in the defense or settlement (at the Company’s sole expense and subject to a customary joint defense agreement) of any Parent Transaction Litigation and shall consider in good faith the Company’s advice with respect to such Parent Transaction Litigation; provided that Parent shall in any event control such defense in its sole discretion and the disclosure of information to the Company in connection therewith shall be subject to the provisions of Section 5.9; provided, further, that Parent shall not settle or agree to settle any Parent Transaction Litigation without prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

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(b) In the event that any litigation related to this Agreement or the Transactions is brought or to the Company’s Knowledge, is threatened, against the Company, any members of the Company’s Board or any party to a Support and Joinder Agreement from and following the date of this Agreement and prior to the Effective Time (such litigation, “Company Transaction Litigation”), the Company shall promptly notify Parent of such Company Transaction Litigation and shall keep Parent reasonably informed with respect to the status thereof. The Company shall give Parent a reasonable opportunity to participate in the defense or settlement (at Parent’s sole expense and subject to a customary joint defense agreement) of any Company Transaction Litigation and shall consider in good faith Parent’s advice with respect to such Company Transaction Litigation; provided that the Company shall in any event control such defense in its sole discretion and the disclosure of information to Parent in connection therewith shall be subject to the provisions of Section 5.9; provided, further, that the Company shall not settle or agree to settle any Company Transaction Litigation without prior written consent of Parent or (which consent shall not be unreasonably withheld, conditioned or delayed).

8.10 Payment of 2022 Incentive Compensation. Parent will take all action necessary to pay to each Company employee that becomes an employee of Parent or its Subsidiaries following the Effective Time and continues to be an employee of Parent or its Subsidiaries as of the applicable payment date consistent with the immediately following sentence (or, if employment is terminated prior to such payment date, continues to be an employee of Parent or its Subsidiaries as of January 1, 2023), one hundred percent (100%) of that employee’s 2022 annual cash bonus, to the extent not paid by the Company prior to Closing, at target as that target was established by the Company and set forth in Section 8.10 of the Company Disclosure Schedules attached to this Agreement executed on or about the date hereof. This cash bonus shall be paid at the same time that Parent would ordinarily pay annual incentive compensation to its employees, but in no event later than February 28, 2023.

ARTICLE IX

TERMINATION AND AMENDMENT

9.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or, subject to the terms hereof, after receipt of the Company Stockholder Approval:

(a) by mutual written consent of Parent, the Transitory Subsidiary and the Company; or

(b) by either Parent or the Company if the Merger shall not have been consummated by the Outside Date; provided, however, that the right to terminate this Agreement under this Section this Section 9.1(b) shall not be available to a party if the failure of the Merger to have been consummated on or before the Outside Date was primarily due to the failure of such party to perform any of its material obligations under this Agreement; or

(c) by either Parent or the Company if a Governmental Entity of competent jurisdiction shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; provided, however, that the right to terminate this Agreement under this Section 9.1(c) shall not be available to a party if the issuance of such order, decree, ruling or the taking of such action was primarily due to the failure of such party to perform any of its material obligations under this Agreement; or

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(d) by Parent, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, which breach or failure to perform (i) would cause the conditions set forth in Section 6.1(b) or 6.1(c) not to be satisfied and (ii) shall not have been cured or waived within 60 days following receipt by the Company of written notice of such breach or failure to perform from Parent; provided, however, that the right to terminate this Agreement under this Section 9.1(d) shall not be available to Parent if Parent or the Transitory Subsidiary then in material breach of any representation, warranty or covenant set forth in this Agreement; or

(e) by the Company, if there has been a breach of or failure to perform any representation, warranty, covenant or agreement on the part of Parent or the Transitory Subsidiary set forth in this Agreement, which breach or failure to perform (i) would cause the conditions set forth in Section 6.2(a) or 6.2(b) not to be satisfied and (ii) shall not have been cured or waived within 60 days following receipt by Parent of written notice of such breach or failure to perform from the Company; provided, however, that the right to terminate this Agreement under this Section 9.1(e) shall not be available to the Company if the Company is then in material breach of any representation, warranty or covenant set forth in this Agreement; or

(f) by the Company if a Parent Triggering Event shall have occurred; or

(g) by either Parent or the Company if (i) the Parent Stockholders’ Meeting (including any adjournments and postponements thereof) shall have been held and completed and Parent’s stockholders shall have taken a final vote on the Parent Stockholder Matters and (ii) the Parent Stockholder Matters shall not have been approved at the Parent Stockholders’ Meeting (or at any adjournment or postponement thereof) by the requisite Parent Stockholder Vote; or

(h) by Parent, if the Company Stockholder Approval shall not have been obtained prior to 5:00 p.m., New York time, on the first (1st) Business Day immediately following the date of this Agreement.

9.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect; provided, however, that (a) this Section 9.2, Section 9.3, Article XI and the definitions of the defined terms in such Sections (including the definitions of such defined terms in Article X) shall survive the termination of this Agreement and shall remain in full force and effect, and (b) the termination of this Agreement and the provisions of Section 9.3 shall not relieve any Party of any liability for willful and intentional fraud or for any Willful Breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement.

9.3 Fees and Expenses.

(a) Except as otherwise expressly provided herein (including in this Section 9.3), Parent will pay all fees and expenses (including legal and accounting fees and expenses) incurred by it in connection with the transactions contemplated hereby and the Company Transaction Expenses shall be paid by the Company Equityholders.

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(b) If:

(i) (A) this Agreement is terminated pursuant to Section 9.1(b), Section 9.1(d) or Section 9.1(g) and (B) an Acquisition Proposal with respect to Parent shall have been publicly announced or disclosed to Parent or the Parent Board after the date of this Agreement but prior to the termination of this Agreement (which shall not have been withdrawn), and (C) within twelve (12) months after the date of such termination, Parent enters into a definitive agreement with respect to or consummates an Acquisition Proposal; or

(ii) this Agreement is terminated by the Company pursuant to Section 9.1(f);

then Parent shall pay to the Company an amount equal to $310,000 (a “Company Termination Fee”) within three (3) Business Days of the termination of this Agreement or, in the cause of clause (i) above, the date of the applicable triggering event and Parent shall reimburse the Company for all reasonable out of pocket fees and expenses incurred by the Company in connection with this Agreement and the Contemplated Transactions, up to a maximum of $750,000, by wire transfer of same day funds within five Business Days following the date on which the Company submits to Parent true and correct copies of reasonable documentation supporting such expenses.

(c) Any Company Termination Fee or expense reimbursement due under this Section 9.3 shall be paid by wire transfer of same day funds. If a Party fails to pay when due any amount payable by it under this Section 9.3, then such Party shall (i) reimburse the other Party for reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred by it in connection with the collection of such overdue amount and the enforcement by such Party of its rights under this Section 9.3 and (ii) pay to the other Party interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to the Company in full) at a rate per annum equal to the “prime rate” (as published in The Wall Street Journal or any successor thereto) in effect on the date such overdue amount was originally required to be paid.

(d) The Parties agree that, (i) subject to Section 9.2, payment of the fees and expenses set forth in this Section 9.3 shall, in the circumstances in which it is owed in accordance with the terms of this Agreement, constitute the sole and exclusive remedy of the Company following the termination of this Agreement, it being understood that in no event shall Parent be required to pay the Company Termination Fee on more than one occasion and (ii) following payment of the Company Termination Fee (x) Parent shall have no further liability to the Company in connection with or arising out of this Agreement or the termination thereof, any breach of this Agreement by Parent giving rise to such termination, or the failure of the Contemplated Transactions to be consummated, (y) neither the Company nor any of its Affiliates shall be entitled to bring or maintain any other claim, action or proceeding against Parent or Transitory Subsidiary or seek to obtain any recovery, judgment or damages of any kind against such Parties (or any partner, member, stockholder, director, officer, employee, Subsidiary,

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Affiliate, agent or other Representative of such Parties) in connection with or arising out of this Agreement or the termination thereof, any breach by any such Parties giving rise to such termination or the failure of the Contemplated Transactions to be consummated and (z) the Company and its Affiliates shall be precluded from any other remedy against Parent, Transitory Subsidiary and their respective Affiliates, at law or in equity or otherwise, in connection with or arising out of this Agreement or the termination thereof, any breach by such Party giving rise to such termination or the failure of the Contemplated Transactions to be consummated.

(e) Each of the parties acknowledges that (i) the agreements contained in this Section 9.3 are an integral part of the Contemplated Transactions, (ii) without these agreements, the parties would not enter into this Agreement and (iii) any amount payable pursuant to this Section 9.3 is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate the applicable Party in the circumstances in which such amount is payable.

9.4 Amendment. Prior to the Effective Time, this Agreement may be amended by Parent and the Company, by action taken or authorized by their respective Boards of Directors, at any time before or after receipt of the Company Stockholder Approval, but, after receipt of the Company Stockholder Approval no amendment shall be made which by Law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed (a) in the case of an amendment of any of Section 2.4, Section 2.6, Article VII, Article VIII, this Article IX, Article X and Article XI, on behalf of each of the parties hereto, and (b) in the case of an amendment of any other provision of this Agreement, on behalf of Parent and the Company.

9.5 Extension; Waiver. (a) At any time prior to the Effective Time, Parent and the Company, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein; (b) any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party; (c) such extension or waiver shall not be deemed to apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any agreement or condition, as the case may be, other than that which is specified in the extension or waiver; and (d) the failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

ARTICLE X

DEFINITIONS

For purposes of this Agreement, each of the following terms has the meaning set forth below.

“280G Waiver” has the meaning set forth in Section 8.6.

“Acquisition Inquiry” means, with respect to a Party, an inquiry, indication of interest or request for information (other than an inquiry, indication of interest or request for information made or submitted by the Company, on the one hand, or Parent, on the other hand, to the other Party) that would reasonably be expected to lead to an Acquisition Proposal.

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“Acquisition Proposal” means, with respect to a Party, any offer or proposal, whether written or oral (other than an offer or proposal made or submitted by or on behalf of the Company or any of its Subsidiaries, on the one hand, or by or on behalf of Parent or any of its Subsidiaries, on the other hand, to the other Party) contemplating or otherwise relating to or that would reasonably be interpreted to lead to any Acquisition Transaction with such Party.

“Acquisition Transaction” means any transaction or series of related transactions involving:

(a) any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which a Party is a constituent entity; (ii) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of a Party or any of its Subsidiaries; or (iii) in which a Party or any of its Subsidiaries issues securities representing more than 20% of the outstanding securities of any class of voting securities of such Party or any of its Subsidiaries; or

(b) any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 20% or more of the consolidated book value or the fair market value of the assets of a Party and its Subsidiaries, taken as a whole.

“Affiliate” means, with respect to a Person, any other Person who is an “affiliate” of that Person within the meaning of Rule 405 promulgated under the Securities Act.

“Aggregate Consideration” means (x) $1,000 in cash and (y) a number of shares of Parent Common Stock equal to (a) the Base Shares, less (b) a number of shares of Parent Common Stock equal to (i) the amount by which the aggregate amount of Closing Indebtedness exceeds $3,000,000, divided by (ii) the Parent Closing Stock Price; provided that in the event of any reclassification, stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Parent Stock), reorganization, recapitalization or other like change with respect to Parent Stock that has a record date after the date of this Agreement and on or before the payment to the Company Equityholders of the shares of Parent Common Stock comprising the Aggregate Consideration and that is not fully reflected in the calculation of the Aggregate Consideration, the calculation of Aggregate Consideration shall be adjusted, as applicable and appropriate, to fully reflect such event.

“Agreed Amount” means part, but not all, of the Claimed Amount.

“Agreement” has the meaning set forth in the first paragraph of this Agreement.

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“Allocation Schedule” means the schedule attached hereto as Schedule AS (as such schedule may be updated, corrected, amended or modified in accordance with Section 2.7(a) from time to time), setting forth (a) the Company’s calculations of the Base Shares and Aggregate Consideration (and the components thereof), and (b) for each Company Equityholder: (i) the name and address for such Company Equityholder; (ii) the number of shares of each class of Company Stock held as of the Closing Date by such Company Equityholder; (iii) to the extent such Company Equityholder holds shares of Company Preferred Stock, the number of shares of Company Common Stock issuable upon conversion of the shares of each such series of Company Preferred Stock (assuming such conversion occurs as of immediately prior to the Effective Time) in accordance with the Company Certificate of Incorporation; (iv) the number of shares of Company Common Stock subject to Company Equity Awards outstanding immediately prior to the Effective Time (after giving effect to the full acceleration of vesting in connection with the transactions contemplated by this Agreement or otherwise) held by such Company Equityholder (and, if applicable, the exercise price or measurement price thereof); (v) the amount to be paid to such Company Equityholder pursuant to Section 2.1(c) and pursuant to Section 2.5; (vi) the portion of the Aggregate Consideration attributable to such Company Equityholder’s Company Stock and Company Equity Awards; (vii) whether such Company Equityholder is an “accredited investor” pursuant to Regulation D under the Securities Act and/or not a “U.S. Person” within the meaning of Rule 902 of Regulation S of the Securities Act; and (c) such Company Equityholder’s expected Pro Rata Share, expressed as a percentage.

“Anti-Bribery Laws” has the meaning set forth in Section 3.18.

“Base Shares” means such number of shares of Parent Common Stock (rounded to the nearest whole share) equal to fifteen percent (15%) of outstanding shares of Parent Common Stock as of immediately following the Closing (and for the avoidance of doubt, before giving effect to the issuance of any securities in the PIPE Financing), calculated on a fully diluted basis using the treasury stock method (including, for clarity, calculated by disregarding any then out-of-the-money outstanding stock options or warrants of the Parent based on the Parent Closing Stock Price and treating any awards or grants that are subject to vesting at such time as being fully vested, settled and outstanding at such time to the extent such awards are not out-of-the-money). An illustrative calculation of the Base Shares is set forth on Schedule B.

“Business Day” means any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions located in Wilmington, Delaware or New York, New York are permitted or required by Law, executive order or governmental decree to remain closed.

“CERCLA” means the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

“Certificate” means a certificate which as of immediately prior to the Effective Time represented outstanding shares of Company Stock.

“Certificate of Merger” has the meaning set forth in Section 1.1(a).

“Change” means any change, event, circumstance or development.

“Claim Notice” means written notification which contains (a) a description of the Damages incurred or reasonably expected to be incurred by the Indemnified Party and the Claimed Amount of such Damages, to the extent then known, (b) a statement that the Indemnified Party is entitled to indemnification under Article VII for such Damages and a reasonable explanation of the basis therefor, and (c) a demand for payment in the amount of such Damages.

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“Claimed Amount” means the amount of any Damages incurred or reasonably expected to be incurred by the Indemnified Party and set forth in a Claim Notice.

“Closing” means the closing of the transactions contemplated by this Agreement.

“Closing Date” means (a) a date to be specified by Parent, which shall be no later than the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in Article VI (other than the delivery of items to be delivered at the Closing and other than satisfaction of those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the delivery of such items and the satisfaction or waiver of such conditions at the Closing) or (b) such other date as may be mutually agreed to by the Company and the Parent.

“Closing Indebtedness” means all Indebtedness of the Company and its Subsidiaries to the extent outstanding at the Effective Time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Company Basket Amount” has the meaning set forth in Section 7.5.

“Company Board” means the board of directors of the Company.

“Company Certificate” means a certificate delivered by the Company, signed on behalf of the Company by the President and the Chief Financial Officer of the Company, to the effect that each of the conditions specified in paragraphs (b) and (f) of Section 6.1 are satisfied.

“Company Certificate of Incorporation” means the certificate of incorporation of the Company, as amended or restated from time to time and in effect immediately prior to the Effective Time.

“Company Common Stock” means the common stock, $0.0001 par value per share, of the Company.

“Company Disclosure Schedule” means the Company Disclosure Schedule provided by the Company to the Parent on the date hereof.

“Company Employee” means any employee (whether current or former) of the Company or any Subsidiary.

“Company Equity Award” means each Company Option and Company Restricted Stock Award outstanding as of immediately prior to the Effective Time.

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“Company Equityholder” means any holder of Company Stock or Company Equity Awards as of immediately prior to the Effective Time.

“Company Equityholder Representative” has the meaning set forth in the first paragraph of this Agreement.

“Company Financial Statements” means:

(a) the consolidated audited balance sheets, statements of operations and comprehensive loss, statements of convertible preferred stock and stockholders’ deficit and statements of cash flows of the Company as of the end of and for each of the fiscal years ended December 31, 2020 and 2021, as certified without qualification by Ernst & Young LLP, the Company’s independent public accountants; and

(b) the consolidated unaudited balance sheets of the Company for any interim periods after December 31, 2021, including at June 30, 2022, and the related consolidated unaudited statements of operations and comprehensive loss, statements of convertible preferred stock and stockholders’ deficit and statements of cash flows for each of the months then ended.

“Company Intellectual Property” means the Company Owned Intellectual Property and the Company Licensed Intellectual Property.

“Company’s Knowledge,” “Knowledge of the Company” and words of similar effect means the actual knowledge of each of the individuals identified in Schedule K-1, in each case after due and reasonable inquiry of their respective direct reports.

“Company Licensed Intellectual Property” means all Intellectual Property that is, or is purported to be, licensed to the Company or any Subsidiary by any third party.

“Company Material Adverse Effect” means any Change that, considered together with all other Effects, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company or its Subsidiaries, taken as a whole; provided, however, that Changes resulting from the following shall not be taken into account in determining whether there has been a Company Material Adverse Effect: (a) general business or economic conditions generally affecting the industry in which the Company and its Subsidiaries operate, (b) acts of war, the outbreak or escalation of armed hostilities, acts of terrorism (including cyberterrorism), earthquakes, wildfires, hurricanes or other natural disasters, health emergencies, including pandemics (including COVID-19) and related or associated epidemics, disease outbreaks and any governmental or industry responses thereto (including quarantine restrictions), (c) changes in financial, banking, securities markets, or general economic, regulatory, legislative or political conditions (including changes in interest or exchange rates), (d) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP), (e) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions, (f) matters disclosed in the Company Disclosure Schedules, (g) the failure of Company to meet internal expectations or projections or the results of operations of the Company in and of itself (it being understood, however, that any Change causing or contributing to such failure may be taken into account in determining whether a

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Company Material Adverse Effect has occurred, unless such Changes are otherwise excepted from this definition) or (h) resulting from the taking of any action required to be taken by this Agreement, except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting the Company and its Subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which the Company and its Subsidiaries operate (and then only the amount of such disproportionate impact shall be taken into account).

“Company Option” means an option to purchase Company Common Stock issued by the Company pursuant to the Company Stock Plan.

“Company Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any Subsidiary, in whole or in part.

“Company Plan” means any Employee Benefit Plan in respect of any employees, independent contractors, directors, officers or shareholders of the Company or any Subsidiary that are sponsored or maintained by the Company or any Subsidiary or with respect to which the Company or any Subsidiary is required to make payments, transfers or contributions or has or may have any actual or potential liability.

“Company Preferred Stock” means the Series A-1 Preferred Stock, $0.0001 par value per share, of the Company and the Series A-2 Preferred Stock, $0.0001 par value per share, of the Company.

“Company Registrations” means Intellectual Property Registrations that are registered or filed in the name of the Company or any Subsidiary, alone or jointly with others.

“Company Restricted Stock Award” means each award of restricted Company Common Stock that is unvested as of immediately prior to the Effective Time.

“Company Source Code” means the source code for any Software included in the Customer Offerings or Internal Systems or other confidential information constituting, embodied in or pertaining to such Software.

“Company Stock” means the Company Common Stock and the Company Preferred Stock.

“Company Stock Plan” means the 2019 Equity Incentive Plan.

“Company Stockholder” means each holder of Company Stock as of immediately prior to the Effective Time.

“Company Stockholder Approval” means the adoption of this Agreement and the approval of the Merger, by execution of Written Consents, by (a) a majority of the votes represented by the outstanding shares of Company Stock entitled to vote on this Agreement and the Merger (on a converted to Company Common Stock basis), (b) more than 67% of the votes represented by the outstanding shares of Company Preferred Stock entitled to vote on this Agreement and the Merger (collectively, the “Company Stockholder Matters”), and (c) more than 67% of the votes represented by the outstanding shares of Preferred Stock, constituting the

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“Selling Investors” and, together with the approval of the Company’s board of directors, the “Electing Holders” (in each case as defined under the Company Voting Agreement, as amended through the date hereof, specifically approving a Sale of the Company in accordance with and pursuant to Section 3 of the Company Voting Agreement, with the effects set forth therein (the “Drag Right”).

“Company Stockholder Matters” has the meaning set forth in the definition of “Company Stockholder Approval”.

“Company Termination Fee” has the meaning set forth in Section 9.3(b).

“Company Transaction Expenses” means all costs and expenses of the Company or any Subsidiary incurred in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, including any brokerage fees and commissions, finders’ fees or financial advisory fees and any fees and expenses of counsel or accountants payable by the Company or Subsidiary.

“Company Voting Agreement” means the Company’s Voting Agreement, dated as of October 21, 2020, by and among the Company and the investors party thereto.

“Confidentiality Agreement” means the Amended and Restated Confidentiality Agreement dated December 9, 2021 between the Company and the Parent.

“Contemplated Transactions” means the Merger and the other transactions and actions contemplated by this Agreement.

“Contract” has the meaning set forth in Section 3.12(a).

“Controlling Party” means the party controlling the defense of any Third Party Action.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemics or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shutdown, closure, sequester or any other applicable Law, order or recommendations of a Governmental Entity, or any applicable directive or guidance from any applicable industry group widely followed by the party’s industry peer companies in response to COVID-19.

“Customer Offerings” means (a) the products (including Software and Documentation) that a party or any Subsidiary of such party (i) currently develops, manufactures, markets, distributes, makes available, sells or licenses to third parties, or (ii) has developed, manufactured, marketed, distributed, made available, sold or licensed to third parties within the previous six years, or (iii) currently plans to develop, manufacture, market, distribute, make available, sell or license to third parties in the future and (b) the services that a party or any Subsidiary to such party (i) currently provides or makes available to third parties, or (ii) has provided or made available to third parties within the previous six years, or (iii) currently plans to provide or make available to third parties in the future.

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“Damages” means any and all claims, diminution in value, monetary damages, fines, fees, penalties, interest obligations, losses and reasonable and documented out of pocket expenses (including amounts paid in settlement, interest, court costs, reasonable and documented out of pocket costs of investigators, reasonable and documented out of pocket fees and expenses of attorneys, accountants, financial advisors and other experts, and other reasonable and documented out of pocket expenses of litigation, arbitration or other dispute resolution procedures); provided that Damages shall not include any consequential damages that were not reasonably foreseeable (except to the extent actually paid to a third party), any lost profits or damages calculated as a multiple of EBITDA or any punitive damages (except to the extent actually paid to a third party).

“Definitive Proxy Statement” means the definitive proxy statement to be sent to Parent’s stockholders in connection with the Parent Stockholders’ Meeting and filed with the SEC on Schedule 14A.

“Determination Notice” has the meaning set forth in Section 5.7(d)(i).

“DGCL” means the Delaware General Corporation Law, as amended.

“Disclosure Statement” means a written information statement containing the information prescribed by Section 5.8(a).

“Dispute” means the dispute resulting if the Company Equityholder Representative in a Response disputes the liability of the Company Equityholders for all or part of a Claimed Amount.

“Dissenting Shares” means shares of Company Stock held as of the Effective Time by a Company Stockholder who has not voted such shares of Company Stock in favor of the adoption of this Agreement and with respect to which appraisal shall have been duly demanded and perfected in accordance with Section 262 of the DGCL and not effectively withdrawn or forfeited prior to the Effective Time.

“Documentation” means printed, visual or electronic materials, reports, white papers, documentation, specifications, designs, flow charts, code listings, instructions, user manuals, frequently asked questions, release notes, recall notices, error logs, diagnostic reports, marketing materials, packaging, labeling, service manuals and other information describing the use, operation, installation, configuration, features, functionality, pricing, marketing or correction of a product, whether or not provided to end users.

“DOL” has the meaning set forth in Section 3.15(e).

“Drag Right” has the meaning set forth in the definition of Company Stockholder Approval.

“Effective Time” has the meaning set forth in Section 1.1(b).

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“Employee Amount” means all amounts payable to current or former employees or service providers of the Company pursuant to (a) any bonus plan implemented by the Company or any Subsidiary in connection with the transactions contemplated by this Agreement, including any unpaid bonus, commission, nonqualified deferred compensation obligations or severance or termination obligations that are payable (or that will become payable based on the effectiveness of a release) on or before the Closing, together with the employer portion of any applicable FICA, state, local or foreign payroll Taxes or similar Taxes in respect of any such obligations, or (b) any other change in control bonus plan, severance plan, change of control, retention or similar arrangement of the Company, in each case of this clause (b) payable in connection with the Merger or any of the other transactions contemplated by this Agreement (including amounts payable upon related, concurrent or subsequent termination of services, whether alone or in combination with any other event), but excluding any such amounts that arise as a result of the termination of services of an employee or service provider by Parent or its Subsidiaries after the Closing, plus, in each case, the employer’s share of Taxes payable with respect to all such amounts.

“Employee Benefit Plans” means all (a) “employee benefit plans,” as defined in Section 3(3) of ERISA, together with plans or arrangements that would be so defined if they were not (i) otherwise exempt from ERISA by Section 3(3) of ERISA or another Section of ERISA, (ii) maintained outside the United States or (iii) individually negotiated or applicable only to one individual and (b) any other written or oral benefit arrangement or obligation to provide benefits as compensation for services rendered, including employment or consulting agreements (except for agreements that provide termination at no cost to the Company), severance agreements, arrangements, plans or pay policies, stay or retention bonuses or compensation, incentive (including equity or equity-linked) plans, programs or arrangements, patent award programs, sick leave, vacation pay, plant closing benefits, salary continuation or insurance for disability, individual consulting, or other compensation arrangements, retirement, deferred compensation, bonus, stock option or purchase plans or programs, hospitalization, medical insurance, life insurance, tuition reimbursement or scholarship programs, any plans subject to Section 125 of the Code and any plans providing benefits or payments in the event of a change of control, change in ownership or effective control, or sale of a substantial portion (including all or substantially all) of the assets of any business or portion thereof.

“Environmental Law” means any Law relating to the environment, occupational health and safety, or exposure of persons or property to Materials of Environmental Concern, including any statute, regulation, administrative decision or order pertaining to: (a) the presence of or the treatment, storage, disposal, generation, transportation, handling, distribution, manufacture, processing, use, import, export, labeling, recycling, registration, investigation or remediation of Materials of Environmental Concern or documentation related to the foregoing; (b) air, water and noise pollution; (c) groundwater and soil contamination; (d) the release, threatened release, or accidental release into the environment, the workplace or other areas of Materials of Environmental Concern, including emissions, discharges, injections, spills, escapes or dumping of Materials of Environmental Concern; (e) transfer of interests in or control of real property which may be contaminated; (f) community or worker right-to-know disclosures with respect to Materials of Environmental Concern; (g) the protection of wild life, marine life and wetlands, and endangered and threatened species; (h) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; and (i) health and safety of employees and other persons. As used above, the term “release” shall have the meaning set forth in CERCLA.

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“Equity Interest” means, with respect to any Person, (a) any share, partnership or membership interest, unit of participation or other similar interest (however designated) in such Person and (b) any warrant, purchase right, conversion right, exchange right or other agreement which would entitle any other Person to acquire any such interest in such Person (including share appreciation, phantom share, profit participation or other similar rights).

“Equityholder Indemnified Parties” means the Company Equityholders and their respective Affiliates.

“Equity Award Surrender Agreement” has the meaning set forth in Section 2.5(d).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any entity that is, or at any applicable time was, a member of (a) a controlled group of corporations (as defined in Section 414(b) of the Code), (b) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (c) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company or any Subsidiary.

“Estimated Closing Adjustment” means the estimated amount of Closing Indebtedness as of the Closing Date delivered with the Estimated Closing Adjustment Statement in accordance with the provisions of Section 2.6.

“Estimated Closing Adjustment Statement” has the meaning set forth in Section 2.6

“Exchange and Paying Agent” means Computershare Trust Company, N.A., in its capacity as exchange and paying agent, or another bank or trust company reasonably and mutually acceptable to Parent and the Company.

“Exchange and Paying Agent Agreement” means an agreement to be entered into at or prior to the Effective Time by the Exchange and Paying Agent and the Parent, governing the disbursement of the Payment Fund.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Employment Agreement” has the meaning set forth in the Recitals.

“Expected Claim Notice” means a notice that, as a result of a legal proceeding instituted by or written claim made by a third party, the Parent or the Company Equityholders reasonably expects to incur Damages for which it or they are entitled to indemnification under Article VII.

“Exploit” means develop, design, test, modify, make, use, sell, have made, used and sold, import, reproduce, market, distribute, commercialize, support, maintain, correct and create derivative works of.

“FDA” means the United States Food and Drug Administration.

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“Fraud” means intentional common law fraud under Delaware law in the making of the representations and warranties in this Agreement.

“Fundamental Representations” has the meaning set forth in Section 7.4(a).

“GAAP” means United States generally accepted accounting principles.

“Governmental Entity” means any federal, state, local or foreign government or any court, arbitrational tribunal, administrative agency or commission or government authority acting under the authority of the federal or any state, local or foreign government.

“Indebtedness” with respect to any Person means (a) any indebtedness or other obligation for borrowed money or under bonds, notes, debentures or similar instruments, letters of credit, acceptance credit or similar facilities, as well as any cash advances; (b) any obligation incurred for all or any part of the purchase price of property or other assets (including earnout, milestone, royalty and similar obligations) or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased in the Ordinary Course of Business; (c) the face amount of all letters of credit issued for the account of such Person; (d) capitalized lease obligations; (e) all guarantees and similar obligations of such Person with respect to obligations of another Person of the nature described in clauses (a), (b), (c) or (d) above; (f) all bankers acceptances and overdrafts; (g) any unpaid Taxes of the Company and any Subsidiaries for which payment has been deferred under Section 2302 of the CARES Act, IRS Notice 2020-65 or any corresponding applicable federal, state or local Laws; (h) all Employee Amounts; (i) declared but unpaid dividends or distributions; (j) obligations secured by Liens; and (k) all interest, prepayment premiums and penalties, guarantees, and any other fees, expenses, indemnities and other amounts payable as a result of the prepayment or discharge of any indebtedness listed in clause (a) above.

“Indemnified Party” or “Indemnified Parties” means the Parent Indemnified Parties or the Equityholder Indemnified Parties, as applicable.

“Indemnifying Party” or “Indemnifying Parties” means the Parent or the Company Equityholders, as applicable.

“Intellectual Property” means the following subsisting throughout the world:

(a) Patent Rights;

(b) Trademarks and all goodwill in the Trademarks;

(c) copyrights, designs, data and database rights and registrations and applications for registration thereof, including moral rights of authors;

(d) mask works and registrations and applications for registration thereof and any other rights in semiconductor topologies under the Laws of any jurisdiction;

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(e) inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, scientific and technical information, data and technology, including medical, preclinical and clinical, toxicological and other scientific data, manufacturing and product processes, algorithms, techniques and analytical methodology, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or nonpatentable, whether copyrightable or noncopyrightable and whether or not reduced to practice; and

(f) other proprietary rights relating to any of the foregoing (including remedies against past, present and future infringement thereof and rights of protection of interest therein under the Laws of all jurisdictions).

“Intellectual Property Registrations” means Patent Rights, Trademarks (other than unregistered trademarks, service marks and trade dress), registered copyrights and designs, mask work registrations and applications for each of the foregoing.

“Internal Systems” means the Software and Documentation and the computer, communications and network systems (both desktop and enterprise-wide), laboratory equipment, reagents, materials and test, calibration and measurement apparatus used by a party or any Subsidiary to such party in their business or operations or to develop, manufacture, fabricate, assemble, provide, distribute, support, maintain or test the Customer Offerings, whether located on the premises of a party or any Subsidiary to such party or hosted at a third party site.

“Investor Agreements” means any stockholders agreement, voting agreement, registration rights agreement, co-sale agreement or other similar contract or agreement between the Company and any holders of Company Common Stock, including any such contract or agreement granting any Person investor rights, rights of first refusal, rights of first offer, registration rights, director designation rights or similar rights.

“Investor Questionnaire” has the meaning set forth in Section 3.22.

“Key Company Equityholders” means Preceptive Life Sciences Master Fund LTD, Perceptive Xontogeny Venture Fund, LP, Bain Capital Life Sciences Fund II, L.P., BCIP Life Sciences Associates, LP, RA Capital Healthcare Fund, L.P. and RA Capital Nexus Fund, L.P.

“Law” means any United States federal, state or local or foreign law, common law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any decree, order, injunction, rule, judgment, consent of or by any Governmental Entity, or any Permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.

“Lease” means any lease, sublease, license, or occupancy agreement pursuant to which the Company or any Subsidiary leases or subleases from or to another party any real property, or otherwise occupies any real property.

“Legal Proceeding” means any action, suit, proceeding (including administrative proceeding), claim, complaint, hearing, information request, notice of violation, arbitration, inquiry or investigation of or before any Governmental Entity or before any arbitrator.

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“Letter of Transmittal” means a letter of transmittal in the form attached hereto as Exhibit F.

“Lien” means any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of Law), other than (a) mechanic’s, material men’s and similar liens, (b) liens arising under worker’s compensation, unemployment insurance, social security, retirement and similar legislation, (c) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the Ordinary Course of Business of the Company and its Subsidiaries and (d) liens that, individually or in the aggregate, are not material to the Company and its Subsidiaries, taken as a whole.

“Materials of Environmental Concern” means any: pollutants, contaminants or hazardous substances (as such terms are defined under CERCLA), pesticides (as such term is defined under the Federal Insecticide, Fungicide and Rodenticide Act), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), chemicals, other hazardous, radioactive or toxic materials, oil, petroleum and petroleum products (and fractions thereof), or any other material (or article containing such material) listed or subject to regulation under any Law due to its potential, directly or indirectly, to harm the environment or the health of humans or other living beings.

“Merger” has the meaning set forth in the Recitals.

“Merger Constituent Corporations” has the meaning set forth in the Section 1.1(a).

“Most Recent Balance Sheet” means the unaudited balance sheet of the Company as of the Most Recent Balance Sheet Date.

“Most Recent Balance Sheet Date” means June 30, 2022.

“Non-controlling Party” means the party not controlling the defense of any Third Party Action.

“Non-Fundamental Cap” means an amount equal to $3,000,000.

“OFCCP” has the meaning set forth in Section 3.15(g).

“Open Source Materials” means all Software, Documentation or other material that is distributed as “free software”, “open source software” or under a similar licensing or distribution model, including, but not limited to, the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), or any other license described by the Open Source Initiative as set forth on www.opensource.org.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to frequency and amount).

“Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of incorporation or organization and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all by-laws, stockholder agreements, voting agreements and similar documents, instruments or agreements relating to the organization or governance of such Person, in each case, as amended or supplemented.

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“Outside Date” means January 27, 2023.

“Parent” has the meaning set forth in the first paragraph of this Agreement.

“Parent Board” means the board of directors of Parent.

“Parent Board Adverse Recommendation Change” has the meaning set forth in Section 5.7(c).

“Parent Board Recommendation” has the meaning set forth in Section 5.7(c).

“Parent Disclosure Schedule” means the Parent Disclosure Schedule provided by the Parent to the Company on the date hereof.

“Parent Basket Amount” has the meaning set forth in Section 7.5(b).

“Parent Certificate” means a certificate delivered by the Parent (without qualification as to knowledge, materiality or otherwise), signed on behalf of the Parent by an authorized officer of the Parent, to the effect that each of the conditions specified in clauses (a) and (b) of Section 6.2 is satisfied in all respects.

“Parent Change in Circumstance” means a change in circumstances (other than an Acquisition Proposal) that affects the business, assets or operations of Parent that occurs or arises after the date of this Agreement that was neither known to Parent or the Parent Board nor reasonably foreseeable on, or prior to, the date of this Agreement.

“Parent Closing Stock Price” means the VWAP over the five (5) consecutive trading day period ending two (2) full trading days prior to the Closing Date.

“Parent Common Stock” means the common stock, $0.001 par value per share, of the Parent.

“Parent Contract” has the meaning set forth in Section 4.9(a).

“Parent Employee” means any employee (whether current or former) of Parent or any Subsidiary.

“Parent’s Knowledge,” “Knowledge of the Parent” and words of similar effect means the actual knowledge of each of the individuals identified in Schedule K-2 after due and reasonable inquiry of their respective direct reports.

“Parent Indemnified Parties” means the Parent and its Affiliates (including, after the Closing, the Company, the Surviving Corporation and the Subsidiaries).

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“Parent Intellectual Property” means the Parent Owned Intellectual Property and the Parent Licensed Intellectual Property.

“Parent Licensed Intellectual Property” means all Intellectual Property that is, or is purported to be, licensed to Parent or any Subsidiary by any third party.

“Parent Material Adverse Effect” means any Change that, considered together with all other Changes, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of Parent; provided, however, that Changes resulting from the following shall not be taken into account in determining whether there has been a Parent Material Adverse Effect: (a) general business or economic conditions generally affecting the industry in which Parent operates, (b) acts of war, the outbreak or escalation of armed hostilities, acts of terrorism (including cyberterrorism) , earthquakes, wildfires, hurricanes or other natural disasters, health emergencies, including pandemics (including COVID-19) and related or associated epidemics, disease outbreaks and any governmental or industry responses thereto (including quarantine restrictions), (c) changes in financial, banking, securities markets, or general economic, regulatory, legislative or political conditions (including changes in interest or exchange rates), (d) any change in the stock price or trading volume of Parent Common Stock (it being understood, however, that any Effect causing or contributing to any change in stock price or trading volume of Parent Common Stock may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition), (e) the failure of Parent to meet internal or analysts’ expectations or projections or the results of operations of Parent in and of itself (it being understood, however, that any Change causing or contributing to such failure may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such Change are otherwise excepted from this definition); (f) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP), (g) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions, (h) matters disclosed in the Parent Disclosure Schedule or (i) resulting from the taking of any action required to be taken by this Agreement, except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting Parent relative to other similarly situated companies in the industries in which Parent operates (and then only the amount of such disproportionate impact shall be taken into account).

“Parent Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by Parent or any Subsidiary, in whole or in part.

“Parent Preferred Stock” has the meaning set forth in Section 4.4.

“Parent Registrations” means Intellectual Property Registrations that are registered or filed in the name of Parent or any Subsidiary, alone or jointly with others.

“Parent SEC Reports” has the meaning set forth in Section 4.6.

“Parent Source Code” means the source code for any Software included in the Customer Offerings or Internal Systems or other confidential information constituting, embodied in or pertaining to such Software.

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“Parent Stockholder Matters” has the meaning set forth in Section 5.7(a).

“Parent Stockholder Meeting” has the meaning set forth in Section 5.7(a).

“Parent Support Agreement” has the meaning set forth in the Recitals.

“Parent Transaction Litigation” has the meaning set forth in Section 8.9(a).

“Parent Triggering Event” means the occurrence of (a) a Parent Board Adverse Recommendation Change; (b) any Willful Breach of Parent’s obligations under Section 5.3 of this Agreement.

“Patent Rights” means all patents, patent applications (including provisional patent applications), utility models, design registrations and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues, reexaminations and extensions).

“Payment Certificate” means a certificate, signed by an executive officer of the Company on behalf of the Company, which (a) attaches the Allocation Schedule as a schedule thereto, and (b) certifies to the accuracy thereof.

“Payment Fund” means shares of Parent Common Stock constituting the Aggregate Consideration issued or issuable to Company Equityholders (including shares of Parent Common Stock in any Parent reserve account with the Exchange and Paying Agent) through the Exchange and Paying Agent pursuant to Article II.

“Permitted Alternative Agreement” means a definitive agreement that contemplates or otherwise relates to an Acquisition Transaction that constitutes a Superior Offer.

“Permits” means all permits, licenses, registrations, certificates, orders, exemptions, approvals, franchises, variances, clearances and similar rights issued by or obtained from any Governmental Entity (including those issued or required under Environmental Laws and those relating to the occupancy or use of owned or leased real property).

“Person” means any natural person, firm, limited liability company, general or limited partnership, association, corporation, unincorporated organization, company, joint venture, trust, Governmental Entity or other entity.

“PIPE Financing” has the meaning set forth in the Recitals.

“PPACA” has the meaning set forth in Section 3.16(h).

“Pre-Closing Period” means the period commencing on the date of this Agreement and ending at the Effective Time or such earlier date as this Agreement is terminated in accordance with its terms.

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“Pro Rata Share” means, with respect to each Company Stockholder, the percentage amount obtained by dividing (i) the Aggregate Consideration actually paid to him, her or it pursuant to this Agreement by (ii) the Aggregate Consideration actually paid to all Company Stockholders pursuant to this Agreement, in each case as reflected on the Allocation Schedule.

“Proprietary Information” has the meaning set forth in Section 8.1.

“Proxy Statement” means the proxy statement to be sent to Parent’s stockholders in connection with the Parent Stockholders’ Meeting.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated the date hereof, and the related Joinder attached thereto as an exhibit, attached hereto as Exhibit J.

“Regulatory Authorities” means the FDA, EMA or any other Governmental Entity in another country or jurisdiction that is a counterpart to the FDA and holds responsibility for granting regulatory approval for a product, or otherwise regulating the research, development or commercialization of a product, in such country, and any successor(s) thereto.

“Representatives” means, with respect to any Person, such Person’s directors, officers, employees, agents, attorneys, accountants, investment bankers, advisors and representatives.

“Required Parent Stockholder Vote” means the affirmative vote of a majority of the votes cast is the only vote of the holders of any class or series of Parent’s capital stock necessary to approve the Parent Stockholder Matters.

“Response” means a written response containing the information provided for in Section 7.3(c).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Software” means computer software code, applications, utilities, development tools, diagnostics, databases and embedded systems, whether in source code, interpreted code or object code form.

“Subsidiary” means, with respect to any Person, any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which such Person (or another Subsidiary of such Person) holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

“Superior Offer” means an unsolicited bona fide written Acquisition Proposal (with all references to 20% in the definition of Acquisition Transaction being treated as references to greater than 50% for these purposes) that: (a) was not obtained or made as a result of a breach of (or in violation of) this Agreement; and (b) is on terms and conditions that the Parent Board determines in good faith, based on such matters that it deems relevant (including the likelihood of consummation thereof), as well as any written offer by the other Party to this Agreement to amend the terms of this Agreement, and following consultation with its outside legal counsel and outside financial advisors, if any, are more favorable, from a financial point of view, to Parent’s stockholders than the terms of the Contemplated Transactions.

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“Support and Joinder Agreement” means the Support and Joinder Agreement attached hereto as Exhibit G.

“Surviving Corporation” has the meaning set forth in Section 1.1(a).

“Surviving Corporation Certificate of Incorporation” means the certificate of incorporation of the Company, as amended or restated from time to time and in effect immediately prior to the Effective Time.

“Tax” or “Taxes” means any and all taxes, charges, fees, duties, contributions, levies or other similar assessments or liabilities, including income, gross receipts, corporation, ad valorem, premium, value-added, net worth, capital stock, capital gains, documentary, recapture, alternative or add-on minimum, disability, registration, recording, excise, real property, personal property, sales, use, license, lease, service, service use, transfer, withholding, employment, unemployment, insurance, social security, national insurance, business license, business organization, environmental, workers compensation, payroll, profits, severance, stamp, occupation, escheat, windfall profits, customs duties, franchise, estimated and other taxes of any kind whatsoever imposed by the United States of America or any state, local or foreign government, or any agency or political subdivision thereof, and any interest, fines, penalties, assessments or additions to tax imposed with respect to or related to such items.

“Tax Returns” means any and all reports, returns (including information returns), declarations, or statements relating to Taxes, including any schedule or attachment thereto and any amendment thereof, filed with or submitted to, or required to be filed with or submitted to, any Governmental Entity in connection with the determination, assessment, collection or payment of Taxes or in connection with the administration, implementation or enforcement of or compliance with any legal requirement relating to any Tax.

“Third Party Action” means any Legal Proceeding by a Person other than a party for which indemnification may be sought by the Parent under Article VII.

“Trademarks” means all registered trademarks and service marks, logos, Internet domain names, corporate names and doing business designations and all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress.

“Transfer Taxes” has the meaning set forth in Section 8.4(a)(iii).

“Transitory Subsidiary” has the meaning set forth in the first paragraph of this Agreement.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

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“University of Florida Amendments” means (a) the Second Amendment to License No. A19111, dated as of August 9, 2022, (b) the First Amendment to License No. A19110, dated as of August 23, 2022, (c) the First Amendment to License Agreement No. A20082, dated as of August 23, 2022, (d) the First Amendment to License Agreement No. A19820, dated as of August 23, 2022, (e) the First Amendment to License Agreement No. A19819, dated as of August 23, 2022, and (f) the First Amendment to License Agreement No. A19818, dated as of August 23, 2022, each with the University of Florida Research Foundation and attached hereto as Exhibit I.

“USCIS” has the meaning set forth in Section 3.15(e).

“VWAP” means the volume-weighted average price, rounded to four decimal points, of shares of Parent Common Stock on NASDAQ (as reported on Bloomberg L.P. under the function).

“Waived 280G Benefits” has the meaning set forth in Section 8.6.

“WARN Act” has the meaning set forth in Section 3.15(h).

“Willful Breach” means an intentional and material breach of this Agreement that is the consequence of an act or omission by the breaching party with the actual knowledge that the taking of such act or failure to take such act would cause or constitute such material breach and result in the consequences caused by such material breach.

“Work Permit” has the meaning set forth in Section 3.15(e).

“Written Consent” shall mean a written consent of the stockholders of the Company in the form attached hereto as Exhibit H.

ARTICLE XI

MISCELLANEOUS

11.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand or (c) on the date delivered in the place of delivery if sent by email or facsimile (with a written or electronic confirmation of delivery) prior to 6:00 p.m. New York City time, otherwise on the next succeeding Business Day, in each case to the intended recipient as set forth below:

(a) if to the Parent or the Transitory Subsidiary or (after the Effective Time) the Company, to:

Solid Biosciences Inc.

500 Rutherford Avenue, Third Floor

Charlestown, MA

Attention: Chief Executive Officer

Email copy: [**]

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with a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP

7 World Trade Center

New York, New York 10007

Attention:       Christopher D. Barnstable-Brown, Esq.

               Caroline Dotolo, Esq.

Email copy:   [**]

              [**]

(b) if (prior to the Effective Time) to the Company, to:

AavantiBio, Inc.

245 First Street Riverview II, 18th Floor

Cambridge, MA 02142

Attention: Chief Executive Officer

Email copy: [**]

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Attention:         Asher M. Rubin

                  John H. Butler

Email copy:     [**]

                 [**]

(c) if to any Company Equityholder or the Company Equityholder Representative, to:

[**]

Attention: Doug Swirsky

Telecopy: [**]

Email copy: [**]

11.2 Entire Agreement. This Agreement (including the schedules and exhibits hereto and the documents and instruments referred to in this Agreement that are to be delivered at the Closing) constitutes the entire agreement among the parties to this Agreement and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof; provided that the Confidentiality Agreement shall remain in effect in accordance with its terms.

11.3 Third-Party Beneficiaries. This Agreement is not intended to, and shall not, confer upon any other Person any rights or remedies hereunder, except that the Parent Indemnified Parties shall be third-party beneficiaries of Article VII.

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11.4 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that the Parent or the Transitory Subsidiary may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one (1) or more of their Affiliates; provided, that such transfer or assignment shall not relieve the Parent or the Transitory Subsidiary of its primary liability for its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to the Parent or the Transitory Subsidiary. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

11.5 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

11.6 Counterparts and Signature. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall be considered one (1) and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile or by an electronic scan delivered by electronic transmission.

11.7 Interpretation. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (a) “either” and “or” are not exclusive and “include,” “includes” and “including” are not limiting; (b) “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) “date of this Agreement” refers to the date set forth in the initial caption of this Agreement; (d) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (e) the descriptive headings and table of contents included herein are included for convenience only and shall not affect in any way the meaning or interpretation of this Agreement or any provision hereof; (f) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (g) references to a contract or agreement mean such contract or agreement as amended or otherwise supplemented or modified from time to time; (h) references to a Person are also to its permitted successors and assigns; (i) references to an “Article,” “Section,” “Exhibit” or “Schedule” refer to

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an Article or Section of, or an Exhibit or Schedule to, this Agreement; (j) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States; (k) references to a federal, state, local or foreign Law include any rules, regulations and delegated legislation issued thereunder; (l) references to “Party” or “party” refer to a party to this Agreement and (m) references to accounting terms used and not otherwise defined herein have the meaning assigned to them under GAAP. When reference is made in this Agreement to information that has been “made available” to the Parent, that shall consist of only the information that was (i) contained in the Company’s electronic data room no later than 5:00 p.m., Eastern time, on the second (2nd) Business Day prior to the date of this Agreement or (ii) delivered to the Parent or its counsel prior to the date of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement. If any date on which a party is required to make a payment or a delivery pursuant to the terms hereof is not a Business Day, then such party shall make such payment or delivery on the next succeeding Business Day. Time shall be of the essence in this Agreement.

11.8 Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed in all respects, including validity, interpretation, and effect, by and construed in accordance with the internal Laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any claim, controversy or dispute) without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdictions other than those of the State of Delaware.

11.9 Remedies.

(a) Except as otherwise expressly provided in this Agreement, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one (1) remedy will not preclude the exercise of any other remedy.

(b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the party seeking such remedy has an adequate remedy at Law or (ii) an award of specific performance is not an appropriate remedy for any reason at Law or equity.

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11.10 Confidentiality. The parties acknowledge that the Parent and the Company have previously executed the Confidentiality Agreement, which Confidentiality Agreement shall continue in full force and effect in accordance with its terms, except as expressly modified herein. Each of the Company Equityholders who are or become bound hereby, including by execution and delivery of a Support and Joinder Agreement, Equity Award Surrender Agreement, Letter of Transmittal and/or Written Consent, agree not to, directly or indirectly, disclose the existence or terms of this Agreement or any other agreement contemplated hereby or any other information regarding this Agreement, the Merger or any of the other matters contemplated hereby, including any terms of this Agreement with respect to which the Parent has sought confidential treatment under applicable SEC rules, except, in each case to the extent such information is or becomes generally known to the public (other than as a result of a disclosure by the Company (prior to the Closing) or any Company Equityholders).

11.11 Submission to Jurisdiction. Each of the parties to this Agreement (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court, and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each of the parties hereto waives any defense of improper venue or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 8.1. Nothing in this Section 11.11, however, shall affect the right of any party to serve legal process in any other manner permitted by Law. Nothing in this Section 11.11 shall limit the right of a party to seek injunctive relief under Section 11.9(b) in any applicable jurisdiction.

11.12 Amendment. This Agreement may not be amended except by an instrument in writing making specific reference to this Agreement and signed on behalf of each of the parties hereto (including the Company Equityholder Representative following the Closing).

[Remainder of the Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PARENT:

SOLID BIOSCIENCES INC.

By:	/s/ Ilan Ganot
Name: Ilan Ganot
Title: President and Chief Executive Officer

TRANSITORY SUBSIDIARY:

GREENLAND MERGER SUB LLC

By:	/s/ Ilan Ganot
Name: Ilan Ganot
Title: President and Chief Executive Officer

COMPANY:

AAVANTIBIO, INC.

By:	/s/ Bo Cumbo

Name:	Bo Cumbo

Title:	President and Chief Executive Officer

COMPANY EQUITYHOLDER REPRESENTATIVE:

DOUG SWIRSKY,

Solely in his capacity as the Company Equityholder Representative

By:	/s/ Doug Swirsky
Name: Doug Swirsky
Title: Company Equityholder Representative

EXHIBIT 10.1

FORM OF PARENT SUPPORT AGREEMENT

This Support Agreement (this “Agreement”) is made and entered into as of _______________, 2022, by and among AavantiBio, Inc., a Delaware corporation (the “Company”), Solid Biosciences Inc., a Delaware corporation (“Parent”), and the undersigned stockholder (the “Stockholder”) of Parent. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery hereof, Parent, the Company, Greenland Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (the “Transitory Subsidiary”), have entered into an agreement and plan of merger (as such agreement may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”), pursuant to which Transitory Subsidiary will merge with and into the Company, whereby Transitory Subsidiary will cease to exist and the Company will survive as a direct, wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement.

WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of Parent Common Stock as indicated in Appendix A.

WHEREAS, as an inducement to the willingness of the Company to enter into the Merger Agreement, the Company has required that Stockholder enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of this Agreement, the following terms shall have the following respective meanings:

(a) “Constructive Sale” means, with respect to any security, a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership of such security.

(b) “Shares” means (i) all shares of Parent Common Stock owned, beneficially or of record, by the Stockholder as of the date hereof, and (ii) all additional shares of Parent Common Stock acquired by the Stockholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Closing Date.

(c) “Stockholder Matters” means the Parent Stockholder Matters and Other Parent Stockholder Matters, in each case as defined in the Merger Agreement, including the issuance of shares of common stock of Parent under the Merger Agreement and the Contemplated Transactions.

(d) “Transfer” or “Transferred” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge or hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, grant or placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession, by domestic relations order or other court order, or otherwise by operation of law) or any right, title or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2. Transfer and Voting Restrictions. The Stockholder covenants to the Company as follows:

(a) Except as otherwise permitted by Section 2(c), during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as defined below), the Stockholder shall not Transfer any of the Stockholder’s Shares, or publicly announce its intention to Transfer any of its Shares.

(b) Except as otherwise permitted by this Agreement or otherwise permitted or required or by order of a court of competent jurisdiction or a Governmental Entity, the Stockholder will not commit any act that would restrict the Stockholder’s legal power, authority and right to vote all of the Shares held by the Stockholder or otherwise prevent or disable the Stockholder from performing any of his, her or its obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, the Stockholder shall not enter into any voting agreement with any person or entity with respect to any of the Stockholder’s Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting the Stockholder’s legal power, authority or right to vote the Stockholder’s Shares in favor of the Stockholder Matters.

(c) Notwithstanding anything else herein to the contrary, the Stockholder may, at any time, Transfer Shares (i) by will or other testamentary document or by intestacy, (ii) to any investment fund or other entity controlled or managed by the Stockholder or the investment adviser or general partner of the Stockholder, or an entity under common control or management with the Stockholders (in each case, directly or indirectly), (iii) to any member of the Stockholder’s immediate family (or, if the Stockholder is a corporation, partnership or other entity, to an immediate family member of a beneficial owner of the Shares held by the Stockholder), (iv) to any trust or other entity for the direct or indirect benefit of the Stockholder or the immediate family of the Stockholder (or, if the Stockholder is a corporation, partnership or other entity, for the direct or indirect benefit of an immediate family member of a beneficial owner of the Shares held by the Stockholder) or otherwise for estate tax or estate planning purposes or (v) in the case of a Stockholder who is not a natural person, by pro rata distributions from the Stockholder to its members, partners, or shareholders pursuant to the Stockholder’s organizational documents; provided, that in the cases of clauses (i) – (v), (x) such Transferred Shares shall continue to be bound by this Agreement and (y) the applicable direct transferee (if any) of such Transferred Shares shall have executed and delivered to Parent and the Company a support agreement substantially identical to this Agreement upon consummation of the Transfer.

3. Agreement to Vote Shares. The Stockholder covenants to the Company as follows:

(a) Until the Expiration Date, at any meeting of the stockholders of Parent, however called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Parent, the Stockholder shall be present (in person or by proxy) and vote, or exercise its right to consent with respect to, all Shares held by the Stockholder (A) in favor of the Stockholder Matters and (B) against any Acquisition Proposal.

(b) If the Stockholder is the beneficial owner, but not the record holder, of Shares, the Stockholder agrees to take all actions necessary to cause the record holder and any nominees to be present (in person or by proxy) and vote all the Stockholder’s Shares in accordance with this Section 3.

(c) In the event of a stock split, stock dividend or distribution, or any change in the capital stock of Parent by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4. Action in Stockholder Capacity Only. The Stockholder is entering into this Agreement solely in the Stockholder’s capacity as a record holder and beneficial owner, as applicable, of its Shares and not in the Stockholder’s capacity as a director or officer of Parent. Nothing herein shall limit or affect the Stockholder’s ability to act as an officer or director of Parent.

5. Irrevocable Proxy. The Stockholder hereby revokes (or agrees to cause to be revoked) any proxies that the Stockholder has heretofore granted with respect to its Shares. In the event and to the extent that the Stockholder fails to vote the Shares in accordance with Section 3 at any applicable meeting of the stockholders of Parent or pursuant to any applicable written consent of the stockholders of Parent, the Stockholder shall be deemed to have irrevocably granted to, and appointed, the Company, and any individual designated in writing by it, and each of them individually, as his, her or its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote his, her or its Shares in any action by written consent of Parent stockholders or at any meeting of the Parent stockholders called with respect to any of the matters specified in, and in accordance and consistent with, Section 3 of this Agreement. The Company agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement. Except as otherwise provided for herein (including the next sentence), the Stockholder hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked and that such irrevocable proxy is executed and intended to be irrevocable. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

6. No Solicitation. Subject to Section 4, the Stockholder agrees not to, directly or indirectly, including through any of its officers, directors or agents, (a) solicit, seek or initiate or knowingly take any action to facilitate or encourage, any offers, inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal or Acquisition Inquiry or (b) enter into, continue or otherwise participate or engage in any discussions or negotiations regarding any Acquisition Proposal or Acquisition Inquiry, or furnish to any person any non-public information or afford any person, other than Parent or the Company, as applicable, access to such party’s property, books or records (except as required by applicable Law or pursuant to a request by a Governmental Entity) in connection with, any Acquisition Proposal or Acquisition Inquiry; provided, however, that nothing in this Section 6 shall prevent the Stockholder from referring a person to this Section 6 or to the Merger Agreement.

7. Documentation and Information. The Stockholder shall permit and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or the Company reasonably determines to be necessary in connection with the Merger and any of the Contemplated Transactions, a copy of this Agreement, the Stockholder’s identity and ownership of the Shares and the nature of the Stockholder’s commitments and obligations under this Agreement; provided, that, Parent and the Company provide such documents, schedules, press release or other disclosure document to the Stockholder in advance for its review and comment. Each of Parent and the Company is an intended third-party beneficiary of this Section 7.

8. No Exercise of Appraisal Rights; Waivers. The Stockholder hereby irrevocably and unconditionally (a) waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights (including any notice requirements related thereto) relating to the Merger that Stockholder may have by virtue of, or with respect to, any Shares (including all rights under Section 262 of the DGCL) and (b) agrees that the Stockholder will not bring, commence, institute, maintain, prosecute or voluntarily aid or participate in any action, claim, suit or cause of action, in law or in equity, in any court or before any Governmental Entity, which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by the Stockholder, or the approval of the Merger Agreement by the Parent Board, breaches any fiduciary duty of the Parent Board or any member thereof; provided, that the Stockholder may defend against, contest or settle any such action, claim, suit or cause of action brought against the Stockholder that relates solely to the Stockholder’s capacity as a director, officer or securityholder of Parent.

9. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company as follows:

(a) (i) The Stockholder is the beneficial or record owner of the shares of Parent Common Stock indicated in Appendix A (each of which shall be deemed to be “held” by the Stockholder for purposes of Section 3 unless otherwise expressly stated with respect to any shares in Appendix A), free and clear of any and all Liens; and (ii) the Stockholder does not beneficially own any securities of Parent other than the shares of Parent Common Stock and rights to purchase shares of Parent Common Stock set forth in Appendix A.

(b) Except as otherwise provided in this Agreement, the Stockholder has full power and authority to (i) make, enter into and carry out the terms of this Agreement and (ii) vote all of its Shares in the manner set forth in this Agreement without the consent or approval of, or any other action on the part of, any other person or entity (including any Governmental Entity). Without limiting the generality of the foregoing, the Stockholder has not entered into any voting agreement (other than this Agreement) with any person with respect to any of the Stockholder’s Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Stockholder’s Shares, deposited any of the Stockholder’s Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting the Stockholder’s legal power, authority or right to vote the Stockholder’s Shares on any matter.

(c) This Agreement has been duly and validly executed and delivered by the Stockholder and (assuming the due authorization, execution and delivery by the other parties hereto) constitutes a valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity. The execution and delivery of this Agreement by the Stockholder and the performance by the Stockholder of the agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any Contract or if applicable any provision of an organizational document (including a certificate of incorporation) to or by which the Stockholder is a party or bound, or any applicable law to which the Stockholder (or any of the Stockholder’s assets) is subject or bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not reasonably be expected to materially impair or adversely affect the Stockholder’s ability to perform its obligations under this Agreement.

(d) The execution, delivery and performance of this Agreement by the Stockholder do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain, individually or in the aggregate, has not and would not materially impair the Stockholder’s ability to perform its obligations under this Agreement.

(e) The Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of the Stockholder’s own choosing. The Stockholder has had an opportunity to review with its own tax advisors the tax consequences of the Merger and the Contemplated Transactions. The Stockholder understands that it must rely solely on its advisors and not on any statements or representations made by Parent, the Company or any of their respective agents or representatives with respect to the tax consequences of the Merger and the Contemplated Transactions. The Stockholder understands that such Stockholder (and not Parent, the Company or the Surviving Corporation) shall be responsible for such Stockholder’s tax liability that may arise as a result of the Merger or the Contemplated Transactions. The Stockholder understands and acknowledges that the Company, Parent and the Transitory Subsidiary are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.

(f) With respect to the Stockholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Stockholder, threatened against, the Stockholder or any of the Stockholder’s properties or assets (including the Shares) that would reasonably be expected to prevent or materially delay or impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

10. Termination. This Agreement shall terminate and shall cease to be of any further force or effect as of the earliest of (a) such date and time as the Merger Agreement shall have been terminated pursuant to the terms thereof, (b) the Effective Time, (c) the time this Agreement is terminated upon the written agreement of the Stockholder, the Company, and the Parent, or (d) any material modification or amendment to the Merger Agreement that is effected without Stockholder’s written consent that materially and adversely affects the anticipated benefits to Stockholder (in its capacity as a Stockholder of Parent) pursuant to the terms of the Merger Agreement as in effect on the date hereof (the “Expiration Date”); provided, however, that (i) Section 11 shall survive the termination of this Agreement, and (ii) the termination of this Agreement shall not relieve any party hereto from any liability for any material and willful breach of this Agreement prior to the Effective Time.

11. Miscellaneous Provisions.

(a) Amendments. No amendment of this Agreement shall be effective against any party unless it shall be in writing and signed by each of the parties hereto.

(b) Entire Agreement. This Agreement constitutes the entire agreement between the parties to this Agreement and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(c) Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed in all respects, including validity, interpretation, and effect, by and construed in accordance with the internal Laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any claim, controversy or dispute) without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdictions other than those of the State of Delaware.

(d) Jurisdiction; Waiver of Jury Trial. Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court, and (v) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each of the parties hereto waives any defense of improper venue or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 11(j). Nothing in this Section 11(d), however, shall affect the right of any party to serve legal process in any other manner permitted by Law. Nothing in this Section 11(d) shall limit the right of a party to seek injunctive relief under Section 11(h) in any applicable jurisdiction

(e) Assignment. Except as otherwise provided in Section 2(c) hereof, no party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of law or otherwise, without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void, except that the Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one (1) or more of its Affiliates; provided, that such transfer or assignment shall not relieve the Parent of its primary liability for its obligations hereunder or enlarge, alter or change any obligations of any other party hereto or due to the Parent. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of rights or delegation of performance obligations in violation of this Section 11(e) is void.

(f) No Third Party Rights. This Agreement is not intended to, and shall not, confer upon any other person any rights or remedies hereunder other than the parties hereto to the extent expressly set forth herein.

(g) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

(h) Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the party seeking such remedy has an adequate remedy at Law or (ii) an award of specific performance is not an appropriate remedy for any reason at Law or equity.

(i) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (i) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (ii) upon delivery, in the case of delivery by hand, or (iii) on the date delivered in the place of delivery if sent by email or facsimile (with a written or electronic confirmation of delivery) prior to 6:00 p.m. New York City time, otherwise on the next succeeding Business Day, in each case to the intended recipient as follows: (A) if to the Company or Parent, to the address, electronic mail address or facsimile provided in the Merger Agreement, including to the persons designated therein to receive copies; and/or (B) if to the Stockholder, to the Stockholder’s address, electronic mail address or facsimile shown below Stockholder’s signature to this Agreement.

(j) Counterparts; Electronic Signature. This Agreement may be executed in two or more counterparts (including by facsimile, by an electronic scan delivered by electronic mail or any electronic signature), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile, by an electronic scan delivered by electronic mail or by delivery of any electronic signature.

(k) Confidentiality. Except to the extent required by applicable Law or regulation, the Stockholder shall hold any non-public information regarding this Agreement, the Merger Agreement and the Merger in strict confidence and shall not divulge any such information to any third person until the Parent has publicly disclosed its entry into the Merger Agreement and this Agreement; provided, however, that the Stockholder may disclose such information to its Affiliates, partners, members, stockholders, parents, subsidiaries, attorneys, accountants, consultants, trustees, beneficiaries and other representatives (provided that such Persons are subject to confidentiality obligations at least as restrictive as those contained herein).

Neither the Stockholder nor any of its Affiliates (other than the Parent, whose actions shall be governed by the Merger Agreement), shall issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Merger, the Merger Agreement or the other transactions contemplated hereby or thereby without the prior written consent of the Company and Parent, except as may be required by applicable Law in which circumstance such announcing party shall make reasonable efforts to consult with the Company and Parent to the extent practicable (excluding filings pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended).

(l) Interpretation. When reference is made in this Agreement to a Section or Appendix, such reference shall be to a Section of or Appendix to this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

COMPANY:
AAVANTIBIO, INC.

By:
Title:

PARENT:
SOLID BIOSCIENCES INC.

By:
Title:

[STOCKHOLDER], in his/her capacity as the Stockholder:

Signature: _______________________________

Address:
_____________________
_____________________
_____________________

Appendix A

EXHIBIT 10.2

FORM OF SUPPORT AND JOINDER AGREEMENT

This Support and Joinder Agreement (this “Agreement”) is made and entered into as of ________________, 2022, by and among AavantiBio, Inc., a Delaware corporation (the “Company”), Solid Biosciences Inc., a Delaware corporation (“Parent”), and the undersigned stockholder (the “Stockholder”) of the Company. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery hereof, Parent, the Company, Greenland Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (the “Transitory Subsidiary”), have entered into an agreement and plan of merger (as such agreement may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”), pursuant to which Transitory Subsidiary will merge with and into the Company, whereby Transitory Subsidiary will cease to exist and the Company will survive as a direct, wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement.

WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of Company Capital Stock as indicated in Appendix A.

WHEREAS, as an inducement to the willingness of Parent to enter into the Merger Agreement, Parent has required that Stockholder enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of this Agreement, the following terms shall have the following respective meanings:

(a) “Company Capital Stock” means the Company Common Stock and Company Preferred Stock.

(b) “Constructive Sale” means, with respect to any security, a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership of such security.

(c) “Shares” means (i) all shares of Company Capital Stock beneficially owned by the Stockholder as of the date hereof, and (ii) all additional shares of Company Capital Stock acquired and beneficially owned by the Stockholder during the period commencing with the execution and delivery of this Agreement and expiring on the Closing Date.

(d) “Transfer” or “Transferred” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge or hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, grant or placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession, by domestic relations order or other court order, or otherwise by operation of law) or any right, title or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2. Transfer and Voting Restrictions. The Stockholder covenants to Parent as follows:

(a) Except as otherwise permitted by Section 2(c), during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as defined below), the Stockholder shall not Transfer any of the Stockholder’s Shares, or publicly announce its intention to Transfer any of its Shares.

(b) Except as otherwise permitted by this Agreement or otherwise permitted or required by order of a court of competent jurisdiction or a Governmental Entity, the Stockholder will not commit any act that would restrict the Stockholder’s legal power, authority and right to vote all of the Shares held by the Stockholder or otherwise prevent or disable the Stockholder from performing any of his, her or its obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement, the Voting Agreement of the Company, dated as of October 21, 2020 (the “Voting Agreement”) and as otherwise permitted by this Agreement, the Stockholder shall not enter into any voting agreement with any person or entity with respect to any of the Stockholder’s Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting the Stockholder’s legal power, authority or right to execute and deliver the Written Consent or to adopt, approve, or otherwise provide or deliver the Company Stockholder Approval.

(c) Notwithstanding anything else herein to the contrary, the Stockholder may, at any time, Transfer Shares (i) by will or other testamentary document or by intestacy, (ii) to any investment fund or other entity controlled or managed by the Stockholder or the investment adviser or general partner of the Stockholder, or an entity under common control or management with the Stockholders (in each case, directly or indirectly) (iii) to any member of the Stockholder’s immediate family (or, if the Stockholder is a corporation, partnership or other entity, to an immediate family member of a beneficial owner of the Shares held by the Stockholder), (iv) to any trust or other entity for the direct or indirect benefit of the Stockholder or the immediate family of the Stockholder (or, if the Stockholder is a corporation, partnership or other entity, for the direct or indirect benefit of an immediate family member of a beneficial owner of the Shares held by the Stockholder) or otherwise for estate tax or estate planning purposes or (v) in the case of a Stockholder who is not a natural person, by pro rata distributions from the Stockholder to its members, partners, or shareholders pursuant to the Stockholder’s organizational documents; provided, that in the cases of clauses (i) – (v), (x) such Transferred Shares shall continue to be bound by this Agreement and (y) the applicable direct transferee (if any) of such Transferred Shares shall have executed and delivered to Parent and the Company a support agreement substantially identical to this Agreement upon consummation of the Transfer.

3. Agreement to Vote Shares. The Stockholder covenants to the Company as follows:

(a) Until the Expiration Date, at any meeting of the stockholders of the Company, however called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Stockholder shall be present (in person or by proxy) and vote, or exercise its right to consent with respect to, all Shares held by the Stockholder (A) in favor of the adoption and approval of the Merger Agreement, (B) in favor of approval of the Contemplated Transactions, and (C) against any Acquisition Proposal.

(b) If the Stockholder is not the record holder of Shares, the Stockholder agrees to take all actions necessary to cause the record holder and any nominees to be present (in person or by proxy) and vote all the Stockholder’s Shares in accordance with this Section 3.

(c) In the event of a stock split, stock dividend or distribution, or any change in the capital stock of the Company by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4. Action in Stockholder Capacity Only. The Stockholder is entering into this Agreement solely in the Stockholder’s capacity as the beneficial owner of its Shares and not in the Stockholder’s capacity as a director or officer of the Company. Nothing herein shall limit or affect the Stockholder’s ability to act as an officer or director of the Company.

5. Irrevocable Proxy. The Stockholder hereby revokes (or agrees to cause to be revoked) any proxies that the Stockholder has heretofore granted with respect to its Shares. In the event and to the extent that the Stockholder fails to vote the Shares in accordance with Section 3 at any applicable meeting of the stockholders of the Company or pursuant to any applicable written consent of the stockholders of the Company (including, without limitation, the Written Consent), the Stockholder shall be deemed to have irrevocably granted to, and appointed, the Parent, and any individual designated in writing by it, and each of them individually, as his, her or its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote his, her or its Shares in any action by written consent of Company stockholders (including, without limitation, the Written Consent) or at any meeting of the Company stockholders called with respect to any of the matters specified in, and in accordance and consistent with, Section 3 of this Agreement. The Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement. Except as otherwise provided for herein (including the next sentence), the Stockholder hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked and that such irrevocable proxy is executed and intended to be irrevocable. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

6. No Solicitation. Subject to Section 4, the Stockholder agrees not to, directly or indirectly, including through any of its officers, directors or agents, (a) solicit, seek or initiate or knowingly take any action to facilitate or encourage, any offers, inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal or Acquisition Inquiry or (b) enter into, continue or otherwise participate or engage in any discussions or negotiations regarding any Acquisition Proposal or Acquisition Inquiry, or furnish to any person any non-public information or afford any person, other than Parent or the Company, as applicable, access to such party’s property, books or records (except as required by applicable Law or pursuant to a request by a Governmental Entity) in connection with, any Acquisition Proposal or Acquisition Inquiry; provided, however, that nothing in this Section 6 shall prevent the Stockholder from referring a person to this Section 6 or to the Merger Agreement.

7. Documentation and Information. The Stockholder shall permit and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or the Company reasonably determines to be necessary in connection with the Merger and any of the Contemplated Transactions, a copy of this Agreement, the Stockholder’s identity and ownership of the Shares and the nature of the Stockholder’s commitments and obligations under this Agreement; provided, that, Parent and the Company provide such documents, schedules, press release or other disclosure document to the Stockholder in advance for its review and comment. Each of Parent and the Company is an intended third-party beneficiary of this Section 7.

8. No Exercise of Appraisal Rights; Waivers. The Stockholder hereby irrevocably and unconditionally (a) waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights (including any notice requirements related thereto) relating to the Merger that Stockholder may have by virtue of, or with respect to, any Shares (including all rights under Section 262 of the DGCL) and (b) agrees that the Stockholder will not bring, commence, institute, maintain, prosecute or voluntarily aid or participate in any action, claim, suit or cause of action, in law or in equity, in any court or before any Governmental Entity, which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by the Stockholder breaches any duty that such Stockholder has (or may be alleged to have) to the Company or to the other Company stockholders; provided, that (x) the Stockholder may defend against, contest or settle any such action, claim, suit or cause of action brought against the Stockholder that relates solely to the Stockholder’s capacity as a director, officer or securityholder of the Company and (y) the foregoing shall not limit or restrict in any manner the Stockholder from enforcing the Stockholder’s rights under this Agreement and the other agreements entered into by the Stockholder in connection herewith, or otherwise in connection with the Merger, including the Stockholder’s right to receive the Merger Consideration pursuant to the terms of the Merger Agreement.

9. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company as follows:

(a) (i) The Stockholder is the beneficial owner of the shares of Company Capital Stock indicated in Appendix A (each of which shall be deemed to be “held” by the Stockholder for purposes of Section 3 unless otherwise expressly stated with respect to any shares in Appendix A), free and clear of any and all Encumbrances (except for any Encumbrance that may be imposed pursuant to this Agreement, the Voting Agreement, the Investors’ Rights Agreement of the Company, dated as of October 21, 2020 (the “Investors’ Rights Agreement”),or any lock-up agreement entered into by and between the Stockholder, the Company and Parent); and (ii) the Stockholder does not beneficially own any securities of the Company other than the shares of Company Capital Stock and rights to purchase shares of Company Capital Stock set forth in Appendix A.

(b) Except as otherwise provided in this Agreement, the Stockholder has full power and authority to (i) make, enter into and carry out the terms of this Agreement and (ii) vote all of its Shares in the manner set forth in this Agreement without the consent or approval of, or any other action on the part of, any other person or entity (including any Governmental Entity). Without limiting the generality of the foregoing, except for the Voting Agreement, the Stockholder has not entered into any voting agreement (other than this Agreement) with any person with respect to any of the Stockholder’s Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Stockholder’s Shares, deposited any of the Stockholder’s Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting the Stockholder’s legal power, authority or right to vote the Stockholder’s Shares on any matter.

(c) This Agreement has been duly and validly executed and delivered by the Stockholder and (assuming the due authorization, execution and delivery by the other parties hereto) constitutes a valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity. The execution and delivery of this Agreement by the Stockholder and the performance by the Stockholder of the agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any Contract or if applicable any provision of an organizational document (including a certificate of incorporation) to or by which the Stockholder is a party or bound, or any applicable law to which the Stockholder (or any of the Stockholder’s assets) is subject or bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not reasonably be expected to materially impair or adversely affect the Stockholder’s ability to perform its obligations under this Agreement.

(d) The execution, delivery and performance of this Agreement by the Stockholder do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain, individually or in the aggregate, has not and would not materially impair the Stockholder’s ability to perform its obligations under this Agreement.

(e) The Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of the Stockholder’s own choosing. The Stockholder has had an opportunity to review with its own tax advisors the tax consequences of the Merger and the Contemplated Transactions. The Stockholder understands that it must rely solely on its advisors and not on any statements or representations made by Parent, the Company or any of their respective agents or representatives with respect to the tax consequences of the Merger and the Contemplated Transactions. The Stockholder understands that such Stockholder (and not Parent, the Company or the Surviving Corporation) shall be responsible for such Stockholder’s tax liability that may arise as a result of the Merger or the Contemplated Transactions. The Stockholder understands and acknowledges that the Company, Parent and the Transitory Subsidiary are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.

(f) With respect to the Stockholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Stockholder, threatened against, the Stockholder or any of the Stockholder’s properties or assets (including the Shares) that would reasonably be expected to prevent or materially delay or impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

10. Termination. This Agreement shall terminate and shall cease to be of any further force or effect as of the earliest of (a) such date and time as the Merger Agreement shall have been terminated pursuant to the terms thereof, (b) the Effective Time and (c) the time this Agreement is terminated upon the written agreement of the Stockholder, the Company and Parent (the “Expiration Date”); provided, however, that (i) Section 12 shall survive the termination of this Agreement, and (ii) the termination of this Agreement shall not relieve any party hereto from any liability for any material and willful breach of this Agreement prior to the Effective Time.

11. Joinder to Merger Agreement. Subject to the Closing, the Stockholder hereby agrees to be bound by Article I, Article II, Article V, Article VI, Article VII, Article VIII and, to the extent related to the foregoing, Article XI of the Merger Agreement, and all other provisions of the Merger Agreement that by their terms purport to bind the Company Equityholders or that are related to Article I, Article II, Article V, Article VI, Article VII, Article VIII and, to the extent related to the foregoing, Article XI of the Merger Agreement and, in each case, solely to the extent such sections are applicable to the Company Equityholders (collectively, the “Relevant Provisions”), subject to the limitations and qualifications contained in such provisions of the Merger Agreement and herein, solely in his, her or its capacity as a Company Equityholder as if a signatory to the Merger Agreement, and, in exchange for Parent’s agreement to make the payments to the Stockholder as contemplated by the Merger Agreement, the Stockholder shall comply with, and be subject to, all of the terms, conditions, covenants, agreements and obligations set forth in such Relevant Provisions solely as a Company Equityholder, as contemplated by the Merger Agreement.

12. Miscellaneous Provisions.

(a) Amendments. No amendment of this Agreement shall be effective against any party unless it shall be in writing and signed by each of the parties hereto.

(b) Entire Agreement. This Agreement constitutes the entire agreement between the parties to this Agreement and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(c) Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed in all respects, including validity, interpretation, and effect, by and construed in accordance with the internal Laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any claim, controversy or dispute) without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdictions other than those of the State of Delaware.

(d) Jurisdiction; Waiver of Jury Trial. Each of the parties to this Agreement (i) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court, and (v) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each of the parties hereto waives any defense of improper venue or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 12(j). Nothing in this Section 12(d), however, shall affect the right of any party to serve legal process in any other manner permitted by Law. Nothing in this Section 12(d) shall limit the right of a party to seek injunctive relief under Section 12(h) in any applicable jurisdiction

(e) Assignment. Except as otherwise provided in Section 2(c) hereof, no party may assign any of its rights or delegate any of its performance obligations under this Agreement, in whole or in part, by operation of law or otherwise, without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void, except that the Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one (1) or more of its Affiliates; provided, that such transfer or assignment shall not relieve the Parent of its primary liability for its obligations hereunder or enlarge, alter or change any obligations of any other party hereto or due to the Parent. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of rights or delegation of performance obligations in violation of this Section 12(e) is void.

(f) No Third Party Rights. This Agreement is not intended to, and shall not, confer upon any other person any rights or remedies hereunder other than the parties hereto to the extent expressly set forth herein.

(g) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

(h) Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the party seeking such remedy has an adequate remedy at Law or (ii) an award of specific performance is not an appropriate remedy for any reason at Law or equity.

(i) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (i) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (ii) upon delivery, in the case of delivery by hand, or (iii) on the date delivered in the place of delivery if sent by email or facsimile (with a written or electronic confirmation of delivery) prior to 6:00 p.m. New York City time, otherwise on the next succeeding Business Day, in each case to the intended recipient as follows: (A) if to the Company or Parent, to the address, electronic mail address or facsimile provided in the Merger Agreement, including to the persons designated therein to receive copies; and/or (B) if to the Stockholder, to the Stockholder’s address, electronic mail address or facsimile shown below Stockholder’s signature to this Agreement.

(j) Counterparts; Electronic Signature. This Agreement may be executed in two or more counterparts (including by facsimile, by an electronic scan delivered by electronic mail or any electronic signature), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile, by an electronic scan delivered by electronic mail or by delivery of any electronic signature.

(k) Confidentiality. Except to the extent required by applicable Law or regulation, the Stockholder shall hold any non-public information regarding this Agreement, the Merger Agreement and the Merger in strict confidence and shall not divulge any such information to any third person until the Company has publicly disclosed its entry into the Merger Agreement and this Agreement; provided, however, that the Stockholder may disclose such information to its Affiliates, partners, members, stockholders, parents, subsidiaries, attorneys, accountants, consultants, trustees, beneficiaries and other representatives (provided that such Persons are subject to confidentiality obligations at least as restrictive as those contained herein). Neither the Stockholder nor any of its Affiliates (other than the Company, whose actions shall be governed by the Merger Agreement), shall issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Merger, the Merger Agreement or the other transactions contemplated hereby or thereby without the prior written consent of the Company and Parent, except as may be required by applicable Law in which circumstance such announcing party shall make reasonable efforts to consult with the Company and Parent to the extent practicable.

(l) Interpretation. When reference is made in this Agreement to a Section or Appendix, such reference shall be to a Section of or Appendix to this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

COMPANY:
AAVANTIBIO, INC.

By:
Title:

PARENT:
SOLID BIOSCIENCES INC.

By:
Title:

[STOCKHOLDER], in his/her capacity as the Stockholder:

Signature: _______________________________

Address:
______________________
______________________
______________________

Appendix A

EXHIBIT 10.3

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of September 29, 2022 by and among Solid Biosciences Inc., a Delaware corporation (the “Company”), and the Investors identified on Exhibit A attached hereto (each an “Investor” and collectively the “Investors”).

RECITALS

A. On or prior to the date hereof, (i) the Company has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), with Greenland Merger Sub LLC, a Delaware corporation and wholly-owned subsidiary of the Company (the “Merger Sub”), and AavantiBio, Inc., a Delaware corporation (the “Target”), in substantially the form provided to the Investors prior to the date hereof, pursuant to which, prior to the Closing (as defined below), the Merger Sub shall merge with and into the Target and, at the Closing, Target, as the surviving entity, shall be a wholly-owned subsidiary of the Company (the “Merger”);

B. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the 1933 Act (as defined below);

C. In connection with and contingent on the substantially concurrent closing of the Merger, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and subject to the conditions stated in this Agreement, an aggregate of 156,914,889 shares (the “Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”); and

D. Contemporaneously with the sale of the Shares, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Shares under the 1933 Act and applicable state securities laws.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with such Person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the 1933 Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company.

“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Disqualification Event” has the meaning set forth in Section 4.31.

“EDGAR system” has the meaning set forth in Section 4.9.

“Environmental Laws” has the meaning set forth in Section 4.16.

“GAAP” has the meaning set forth in Section 4.18.

“Intellectual Property” has the meaning set forth in Section 4.14.

“Investor Majority” means Investors then committed to purchasing a majority of the Shares to be purchased hereunder at the Closing by (or, if after the Closing, then holding a majority of the Shares held by) all Investors.

“Investor Questionnaire” has the meaning set forth in Section 5.8.

“Material Adverse Effect” means Parent Material Adverse Effect (as such term is defined in the Merger Agreement).

“Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound that has been filed or was required to have been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Nasdaq” means the Nasdaq Global Select Market.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent” means BofA Securities, Inc.

“Press Release” has the meaning set forth in Section 9.7.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement, shall be the Nasdaq Global Select Market.

“Registration Rights Agreement” has the meaning set forth in the recitals to this Agreement.

“Regulation D” means Regulation D as promulgated by the SEC under the 1933 Act.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Filings” has the meaning set forth in Section 4.8.

“Shares” has the meaning set forth in the recitals to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stockholder Approval” means stockholder approval, at a meeting of stockholders of the Company, of the issuance of the Shares in compliance with Nasdaq Listing Rule 5635(a) and, as applicable, (b) and/or (d).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) or (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transfer Agent” has the meaning set forth in Section 7.4(a).

“Transaction Documents” means this Agreement and the Registration Rights Agreement.

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2. Purchase and Sale of the Shares. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell, and the Investors will purchase, severally and not jointly, the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” on Exhibit A attached hereto. The purchase price per Share shall be $0.47.

3. Closing.

3.1. Upon the satisfaction of the conditions set forth in Section 6, the completion of the purchase and sale of the Shares (the “Closing”) shall occur remotely via exchange of documents and signatures immediately after the Effective Time (as defined in the Merger Agreement) of the Merger (the “Closing Date”).

3.2. At least two Business Days prior to the anticipated Closing Date, each Investor shall deliver or cause to be delivered to the Company, via wire transfer of immediately available funds to the account specified by the Company pursuant to the wire instructions delivered to such Investor by the Company at least five Business Days prior to the anticipated Closing Date (the “Wire Instructions Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Aggregate Purchase Price (as defined below) to the Company, an amount equal to the purchase price to be paid by the Investor for the Shares to be acquired by it as set forth opposite the name of such Investor under the heading “Aggregate Purchase Price of Shares” on Exhibit A attached hereto (the “Aggregate Purchase Price”). The Aggregate Purchase Price of each Investor shall be held by the Company in escrow to be released to the Company only upon satisfaction (or, if applicable, waiver) of each of the closing conditions set forth in Section 6 below. On the Closing Date, the Company shall deliver or cause to be delivered to each Investor, against payment of the Aggregate Purchase Price from such Investor, a number of Shares, registered in the name of the Investor (or its nominee in accordance with its delivery instructions), equal to the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” on Exhibit A attached hereto. The Shares shall be delivered to each Investor via a book-entry record through the Company’s transfer agent, and the Company shall deliver to each Investor a copy of the records of the Company’s transfer agent showing such Investor as the owner of the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” on Exhibit A attached hereto on and as of the Closing. In the event the Closing does not occur within five Business Days of the anticipated Closing Date specified in the Wire Instructions Notice, unless otherwise agreed by the Company and an Investor, the Company shall promptly (but not later than two Business Days thereafter) return the Aggregate Purchase Price to each Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by such Investor. Notwithstanding such return of the Aggregate Purchase Price to Investors, (i) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in Section 6 to be satisfied or waived on or prior to the Closing Date, and (ii) unless and until this Agreement is terminated in accordance with Section 6.3 hereof, the Investors shall remain obligated (A) to redeliver funds to the Company following the Company’s delivery to the Investors of a new Wire Instructions Notice and (B) to consummate the Closing upon satisfaction of the conditions set forth in Section 6.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except (a) as described in the Company’s SEC Filings (as defined below) and (b) as set forth on the disclosure schedule delivered herewith (which is arranged in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Section 4) (the “Disclosure Schedule”), each of which qualify these representations and warranties in their entirety:

4.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own or lease its properties. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect. The Company’s subsidiaries are set forth on Exhibit 21.1 to its most recent Annual Report on Form 10-K, and the Company owns 100% of the outstanding equity of all such subsidiaries. The Company’s subsidiaries are duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation and have all requisite power and authority to carry on their business as now conducted and to own or lease their properties. The Company’s subsidiaries are duly qualified to do business as foreign corporations and are in good standing in each jurisdiction in which the conduct of their business or their ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect.

4.2. Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders is necessary for, (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares to each Investor, subject to obtaining Stockholder Approval. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

4.3. Capitalization. The Company is authorized under its Certificate of Incorporation to issue 300,000,000 shares of Common Stock. The Company’s disclosure of its issued and outstanding capital stock in its most recent SEC Filing containing such disclosure was accurate in all material respects as of the date indicated in such SEC Filing. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable; none of such shares were issued in violation of any preemptive rights; and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. No Person is entitled to preemptive or similar statutory or contractual rights with respect to the issuance by the Company of any securities of the Company, including, without limitation, the Shares. Except for (a) stock options and restricted stock units approved pursuant to Company stock-based compensation plans described in the SEC Filings and (b) warrants disclosed in the SEC Filings, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, except as contemplated by this Agreement and the Merger Agreement. Except as contemplated by the Merger Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other similar agreements among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as provided in (i) the Registration Rights Agreement, (ii) that certain Amended and Restated Registration Rights Agreement, dated as of March 29, 2017, by and among the Company and certain investors signatory thereto, and (iii) that certain Investor Agreement, dated as of October 22, 2020, by and between the Company and Ultragenyx Pharmaceutical Inc., no Person has the right to (a) require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person or (b) prohibit the Company from filing a registration statement under the 1933 Act.

The issuance and sale of the Shares hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

4.4. Valid Issuance. Subject to receipt of the Stockholder Approval, the Shares will be duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

4.5. Consents. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 5 hereof, the execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (a) the Stockholder Approval, (b) filings that have been made pursuant to applicable state securities laws, (c) post-sale filings pursuant to applicable state and federal securities laws, (d) filings pursuant to the rules and regulations of Nasdaq, including with respect to obtaining the Stockholder Approval, (e) filing of the registration statement required to be filed by the Registration Rights Agreement, (f) filings required by the 1933 Act, the 1934 Act and the rules and regulations of the SEC and (g) filings required to consummate the Merger as provided under the Merger Agreement, each of which the Company has filed or undertakes to file within the applicable time. Subject to the accuracy of the representations and warranties of each

Investor set forth in Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Shares to the Investors and (ii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties is subject that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Shares and the ownership, disposition or voting of the Shares by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

4.6. Use of Proceeds. The net proceeds of the sale of the Shares hereunder shall be used by the Company for working capital and general corporate purposes.

4.7. No Material Adverse Change. Since June 30, 2022, except as identified and described in the SEC Filings filed at least one Trading Day prior to the date hereof and the consummation of the transactions contemplated by this Agreement and the Merger Agreement, there has not been:

(i) any Material Adverse Effect;

(ii) any declaration or payment by the Company of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company; or

(iii) any material transaction entered into by the Company other than in the ordinary course of business.

4.8. SEC Filings. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year period preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (collectively, the “SEC Filings”). At the time of filing thereof, the SEC Filings complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the SEC thereunder.

4.9. No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares in accordance with the provisions thereof will not, except (solely in the case of clauses (i)(b) and (ii)) for such violations, conflicts or defaults as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) conflict with or result in a breach or violation of (a) any of the terms and provisions of, or constitute a default under, the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the Electronic Data Gathering, Analysis, and Retrieval system (the “EDGAR system”)), or (b) assuming the accuracy of the representations and warranties in Section 5 and subject to the Stockholder Approval, any applicable statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or its subsidiaries, or any of their assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of the Company or its subsidiaries or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract. This Section does not relate to matters with respect to tax status, which are the subject of Section 4.10, employee relations and labor matters, which are the subject of Section 4.13, or environmental laws, which are the subject of Section 4.16.

4.10. Tax Matters. The Company and its subsidiaries have timely prepared and filed all material tax returns required to have been filed by them with all appropriate governmental agencies and timely paid all material taxes shown thereon or otherwise owed by them. There are no material unpaid assessments against the Company nor, to the Company’s Knowledge, any audits by any federal, state or local taxing authority. All material taxes that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens pending or, to the Company’s Knowledge, threatened against the Company or any of its assets or property. With the exception of agreements or other arrangements that are not primarily related to taxes entered into in the ordinary course of business, there are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity (other than a subsidiary of the Company).

4.11. Title to Properties. The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.12. Certificates, Authorities and Permits. The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, except where failure to so possess would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. The Company has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, on the Company.

4.13. Labor Matters.

(a) The Company is not party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated any laws, regulations, orders or contract terms affecting the collective bargaining rights of employees or labor organizations, or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours, except for any such violations that would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, on the Company.

(b) No material labor dispute with the employees of the Company, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s Knowledge, is threatened or imminent.

4.14. Intellectual Property. Except as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect:

(a) The Company and its subsidiaries own, possess, license or have other rights to use, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the SEC Filings to be conducted.

(b) (i) There are no rights of third parties to any such Intellectual Property, including no liens, security interests or other encumbrances; (ii) to the Company’s Knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property; (iv) such Intellectual Property that is described in the SEC Filings has not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part; (v) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property that is owned or licensed by the Company, including interferences, oppositions, reexaminations or government proceedings; and (vi) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates, or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

4.15. Regulatory Matters. All manufacturing, processing, distribution, labeling, storage, testing, specifications and sampling of products performed by or on behalf of the Company or any of its subsidiaries are in material compliance with all applicable rules and regulations administered or issued by the U.S. Food and Drug Administration and comparable regulatory agencies outside of the United States to which they are subject, including the European Medicines Agency (collectively, the “Regulatory Authorities”). Since January 1, 2020, neither the Company nor any of its subsidiaries has received any written notices or correspondence from the Regulatory Authorities, and there is no action or proceeding pending or threatened in writing (including any prosecution, injunction, seizure, civil fine, suspension or recall), in each case alleging that the Company or any of its subsidiaries is not currently in compliance with any and all applicable statues, rules and regulations implemented by the Regulatory Authorities. To the Company’s Knowledge, the nonclinical and preclinical studies conducted by or on behalf of the Company and its subsidiaries were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards, including Good Laboratory Practices (GLPs); neither the Company nor any of its subsidiaries has received any written notices or correspondence from the Regulatory Authorities requiring the termination, suspension or modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company and/or any of its subsidiaries. Neither the Company nor any of its subsidiaries has ever conducted any clinical trials.

4.16. Environmental Matters. The Company is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), has not released any hazardous substances regulated by Environmental Law onto any real property that it owns or operates and has not received any written notice or claim that it is liable for any off-site disposal or contamination pursuant to any Environmental Laws, which violation, release, notice, claim, or liability would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and to the Company’s Knowledge, there is no pending or threatened investigation that would reasonably be expected to lead to such a claim.

4.17. Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or its subsidiaries are or may reasonably be expected to become a party or to which any property of the Company or its subsidiaries are or may reasonably be expected to become the subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

4.18. Financial Statements. The financial statements included in each SEC Filing comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, subject in the case of unaudited financial statements to normal, immaterial year-end audit adjustments, and such consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP, and, in the case of quarterly financial statements, except as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.

4.19. Compliance with Nasdaq Continued Listing Requirements. The Company is not in compliance with applicable Nasdaq continued listing requirements within the terms of the deficiency letter received by the Company from Nasdaq on May 31, 2022. To the knowledge of the Company, after due inquiry, it is in compliance with all other Nasdaq continued listing requirements. There are no proceedings pending or, to the Company’s Knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq, and, other than the deficiency letter received by the Company from Nasdaq on May 31, 2022, the Company has not received any notice of, nor to the Company’s Knowledge is there any reasonable basis for, the delisting of the Common Stock from Nasdaq.

4.20. Brokers and Finders. Other than the Placement Agent, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. No Investor shall have any obligation with respect to any fees, or with respect to any claims made by or on behalf of other Persons for fees, in each case of the type contemplated by this Section 4.20 that may be due in connection with the transactions contemplated by this Agreement or the Transaction Documents.

4.21. No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares.

4.22. No Integrated Offering. Neither the Company nor its subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

4.23. Private Placement. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 5, the offer and sale of the Shares to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act. The issuance and sale of the Shares (or any portion thereof) does not contravene the rules and regulations of Nasdaq.

4.24. Questionable Payments. Neither the Company nor its subsidiaries nor, to the Company’s Knowledge, any of their current or former directors, officers, employees, agents or other Persons acting on behalf of the Company or its subsidiaries, has on behalf of the Company or its subsidiaries in connection with their business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets which is in violation of law; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

4.25. Transactions with Affiliates. None of the executive officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than the Merger Agreement and as holders of stock options, warrants, restricted stock and/or restricted stock units, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.26. Internal Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the 1934 Act), which are designed to ensure that material information relating to the Company, including its subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities. Since the end of the Company’s most recent audited fiscal year, there have been no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal controls over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting.

4.27. Disclosures. The SEC Filings do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in securities of the Company.

4.28. Investment Company. The Company is not required to be registered as, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.29. Manipulation of Price. The Company has not taken, and, to the Company’s Knowledge, no Person acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares.

4.30. Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its subsidiaries and any of their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance with and its participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

4.31. No Bad Actors. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the 1933 Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person, except (i) for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable and (ii) no such representation is made with respect to the Placement Agent, or any of their respective general partners, managing members, directors, executive officers or other officers.

4.32. No Additional Agreements. The Company has no other agreements or understandings (including, without limitation, side letters) with any Investor to purchase Shares on terms more favorable to such Investor than as set forth herein.

4.33. Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

4.34. Authorization of Merger Agreement. All necessary corporate action has been duly and validly taken by the Company and the Merger Sub to authorize the execution, delivery and performance of the Merger Agreement. The Merger Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company and the Merger Sub, executed and delivered by the Company and the Merger Sub and constitutes legal, valid and binding obligations of the Company and the Merger Sub enforceable against the Company and the Merger Sub in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity or public policy (regardless of whether enforcement is sought in a proceeding at law or in equity). To the knowledge of the Company, the representations and warranties of the Target contained in Article III of the Merger Agreement (as qualified therein and in the disclosure schedules thereto) were, as of the date of the Merger Agreement, and are, as of the date hereof, true and correct except (i) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a Company Material Adverse Effect (as defined in the Merger Agreement) (without giving effect to any references therein to any Company Material Adverse Effect or other materiality qualifications), or (ii) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct, subject to the qualifications as set forth in the preceding clause (i), as of such particular date). The Company has furnished or otherwise made available to each Investor a true and substantially complete copy of the Merger Agreement as in effect as of the date hereof.

5. Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

5.1. Organization and Existence. Such Investor is a duly incorporated or organized and validly existing corporation, limited partnership, limited liability company or other legal entity, has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement, and is in good standing under the laws of the jurisdiction of its incorporation or organization.

5.2. Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally, and general principles of equity.

5.3. Purchase Entirely for Own Account. The Shares to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, for the purpose of investment and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. The Shares are being purchased by such Investor in the ordinary course of its business. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4. Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5. Disclosure of Information. Such Investor has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Investor acknowledges that copies of the SEC Filings are available on the EDGAR system. Based on the information such Investor has deemed appropriate, and without reliance upon the Placement Agent, it has independently made its own analysis and decision to enter into the Transaction Documents. Such Investor is relying exclusively on its own investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Such Investor has not relied on any information or advice furnished by or on behalf of the Placement Agent in connection with the transactions contemplated hereby. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

5.6. Restricted Securities. Such Investor understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

5.7. Legends. It is understood that, except as provided below, certificates or book-entry records evidencing the Shares may bear the following or any similar legend:

(a) “The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended, or (iv) the securities are transferred without consideration to an affiliate of such holder or a custodial nominee (which for the avoidance of doubt shall require neither consent nor the delivery of an opinion).”

(b) If required by the authorities of any state in connection with the issuance of sale of the Shares, the legend required by such state authority.

5.8. Accredited Investor. Such Investor is an “accredited investor” within the meaning of Rule 501(a) of Regulation D and/or a qualified institutional buyer as defined under Rule 144A under the Securities Act. Accordingly, such Investor understands that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J). Such Investor has executed and delivered to the Company a questionnaire in substantially the form attached hereto as Exhibit C (the “Investor Questionnaire”), which such Investor represents and warrants is true, correct and complete. Such Investor is (i) an institutional account as defined in FINRA Rule 4512(c), (ii) a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating our participation in the purchase of the Shares. Accordingly, such Investor understand that the offering meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b). Such Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the transactions contemplated by the Transaction Documents (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to such Investor, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under such Investor’s charter, bylaws or other constituent document or under any law, rule, regulation, agreement or other obligation by which such Investor is bound and (v) are a fit, proper and suitable investment for such Investor, notwithstanding the substantial risks inherent in investing in or holding the Shares.

5.9. Placement Agent. Such Investor hereby acknowledges and agrees that (a) the Placement Agent is acting solely as placement agent in connection with the execution, delivery and performance of the Transaction Documents and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a financial advisor or fiduciary for such Investor, the Company or any other person or entity in connection with the execution, delivery and performance of the Transaction Documents, (b) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character, and has not provided any advice or recommendation in connection with the execution, delivery and performance of the Transaction Documents, (c) that no disclosure or offering document has been prepared in connection with the offer and sale of the Shares by the Placement Agent or its affiliates, (d) the Placement Agent will not have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the execution, delivery and performance of the Transaction Documents, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, (e) the Placement Agent will not have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such Investor, the Company or any other person or entity), whether in contract, tort or otherwise, to such Investor, or to any person claiming through it, in respect of the execution, delivery and performance of the Transaction Documents and (f) the Placement Agent and its directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or the Shares or the accuracy, completeness or adequacy of any information supplied to the Placement Agent by the Company.

5.10. No General Solicitation. Such Investor did not learn of the investment in the Shares as a result of any general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (a) any advertisement, article, notice or other communication published in any newspaper, magazine, website, or similar media, or broadcast over television or radio, or (b) any seminar or meeting to which such Investor was invited by any of the foregoing means of communications.

5.11. Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.12. Short Sales and Confidentiality Prior to the Date Hereof. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Investor was first contacted by the Company, the Placement Agent or any other Person regarding the transactions contemplated hereby and ending immediately prior to the date hereof. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other Persons party to this Agreement and other than to such Person’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law, such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

5.13. No Government Recommendation or Approval. Such Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Shares.

5.14. No Intent to Effect a Change of Control. Such Investor has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act.

5.15. Residency. Such Investor’s office in which its investment decision with respect to the Shares was made is located at the address immediately below such Investor’s name on its signature page hereto.

5.16. No Conflicts. The execution, delivery and performance by such Investor of the Transaction Documents and the consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

6. Conditions to Closing.

6.1. Conditions to the Investors’ Obligations. The obligation of each Investor to purchase Shares at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a) The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of the date hereof and as of the Closing Date, as though made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Shares and the consummation of the other transactions contemplated by the Transaction Documents (other than the Stockholder Approval), all of which shall be in full force and effect.

(c) The Company shall have executed and delivered the Registration Rights Agreement.

(d) The Company shall have filed with Nasdaq a Listing of Additional Shares notice form for the listing of the Shares.

(e) All conditions to the closing of the Merger set forth in the Merger Agreement shall have been satisfied (as determined by the parties to the Merger Agreement and other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement) or waived by the party entitled to the benefit thereof under the Merger Agreement, and the closing of the Merger shall be set to occur substantially concurrently with the Closing hereunder.

(f) The Company shall have obtained the Stockholder Approval.

(g) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(h) The Company shall have delivered to each Investor a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d), (e), (f), (g), (k) and (l) of this Section 6.1.

(i) The Company shall have delivered to each Investor a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement, the other Transaction Documents and the issuance of the Shares, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

(j) The Investors shall have received an opinion from Wilmer Cutler Pickering Hale and Dorr LLP, the Company’s counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors and addressing such legal matters as the Investors may reasonably request.

(k) No Material Adverse Effect has occurred with respect to the Company since the date hereof.

(l) No stop order or suspension of trading shall have been imposed and remain in effect on the Closing Date by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

(m) The terms of this Agreement shall not have been amended or modified in writing pursuant to Section 9.6 of this Agreement to (x) confer an economic benefit on any other Investor (including a change to the price per Share) without offering such economic benefit to such Investor or (y) reduce the Aggregate Purchase Price to be received by the Company hereunder.

6.2. Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Shares to any Investor at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) The representations and warranties made by such Investor in Section 5 hereof shall be true and correct in all material respects as of the date hereof, and shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Such Investor shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

(b) Such Investor shall have executed and delivered the Registration Rights Agreement and an Investor Questionnaire.

(c) Any Investor purchasing Shares at the Closing shall have paid in full its purchase price to the Company.

(d) All conditions to the closing of the Merger set forth in the Merger Agreement shall have been satisfied (as determined by the parties to the Merger Agreement and other than the Closing hereunder and other than those conditions which, by their nature, are to be satisfied at the closing of the transactions contemplated by the Merger Agreement) or waived by the party entitled to the benefit thereof under the Merger Agreement, and the closing of the Merger shall be set to occur substantially concurrently with the Closing hereunder.

6.3. Termination of Obligations to Effect Closing; Effects.

(a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(i) Upon the mutual written consent of the Company and the Investor Majority;

(ii) Such date and time that the Merger Agreement is terminated in accordance with its terms; or

(iii) By either the Company or any Investor (with respect to itself only) if the Closing has not occurred on or prior to the Outside Date (as set forth in the Merger Agreement in effect on the date hereof);

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b) In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall be given to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

7. Covenants and Agreements of the Company.

7.1. No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investors under the Transaction Documents.

7.2. Nasdaq Listing. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance therewith, will use commercially reasonable efforts to comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

7.3. Termination of Covenants. The provisions of Sections 7.1 and 7.2 shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) terminate.

7.4. Removal of Legends.

(a) In connection with any sale, assignment, transfer or other disposition of the Shares by an Investor pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor, the Company shall request the transfer agent for the Common Stock (the “Transfer Agent”) to remove any restrictive legends related to the book entry account holding such Shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two (2) Trading Days of any such request therefor from such Investor, provided that the Company has timely received from the Investor customary representations and other documentation reasonably acceptable to the Company in connection therewith.

(b) Subject to receipt from the Investor by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of such time as the Shares (i) have been sold or transferred pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision, the Company shall, in accordance with the provisions of this Section 7.4(b) and within two (2) Trading Days of any request therefor from an Investor accompanied by such customary and reasonably acceptable documentation referred to above, (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Shares, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement. Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with the DTC System as directed by such Investor. The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.

(c) Each Investor, severally and not jointly with the other Investors, agrees with the Company (i) that such Investor will sell any Shares only pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom, (ii) that if Shares are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein and (iii) that if, after the effective date of the registration statement covering the resale of the Shares, such registration statement ceases to be effective and the Company has provided notice to such Investor to that effect, such Investor will sell Shares only in compliance with an exemption from the registration requirements of the 1933 Act.

7.5. Subsequent Equity Sales. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the 1933 Act of the sale of the Shares to the Investors, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction; provided, however, that this Section 7.5 shall not limit the Company’s right to issue shares of Common Stock pursuant to the Merger Agreement.

7.6. Short Sales and Confidentiality After the Date Hereof. Each Investor covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will trade in the securities of the Company or execute any Short Sales during the period from the date hereof until the earlier of such time as (i) both (a) the transactions contemplated by this Agreement are first publicly announced and (b) all material information set forth in the Disclosure Schedule have been publicly disclosed by the Company or (ii) this Agreement is terminated in full. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares. Each Investor covenants that until such time (i) as all material terms of the sale of the Shares to the Investors pursuant to this Agreement are publicly disclosed by the Company, such Investor will maintain the confidentiality of the existence and terms of this Agreement and (ii) as all material information set forth in the Disclosure Schedule is publicly disclosed by the Company, such Investor will maintain the confidentiality of all information included on the Disclosure Schedule, other than, in each case, to such Person’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law.

7.7. Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock, combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event (without duplication, to the extent the relevant Transaction Document provides for such amendment therein).

8. Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement for the applicable statute of limitations.

9. Miscellaneous.

9.1. Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or each of the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Shares in a transaction complying with applicable securities laws without the prior written consent of the Company or the other Investors, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Investors. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the

Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Shares” shall be deemed to refer to the securities received by the Investors in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.3. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile or e-mail, then such notice shall be deemed given upon receipt of confirmation of complete facsimile transmittal or confirmation of receipt of an e-mail transmission, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Solid Biosciences Inc.

500 Rutherford Avenue, Third Floor

Charlestown, Massachusetts 02129

Attention: Erin Powers Brennan, Chief Legal Officer

Email: [**]

With a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

Attention: Caroline Dotolo

Fax: (617) 526-5000

Email: caroline.dotolo@wilmerhale.com

If to the Investors:

Only to the addresses set forth on the signature pages hereto.

9.5. Expenses. The parties hereto shall pay their own costs and expenses in connection herewith regardless of whether the transactions contemplated hereby are consummated; it being understood that each of the Company and each Investor has relied on the advice of its own respective counsel. For the avoidance of doubt, the Company shall be responsible for any fees or commissions payable to the Placement Agent.

9.6. Amendments and Waivers. Prior to Closing, no amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by a duly authorized representative of such party. Following the Closing, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor Majority. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion. Any amendment or waiver effected in accordance with this paragraph shall be binding upon (i) prior to Closing, each Investor that signed such amendment or waiver and (ii) following the Closing, each holder of any Shares purchased under this Agreement at the time outstanding and the Company.

9.7. Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Investors prior to Closing without the prior consent of the Company, except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Investors shall allow the Company reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, each Investor may identify the Company and the value of such Investor’s security holdings in the Company in accordance with applicable investment reporting and disclosure regulations or internal policies without prior notice to or consent from the Company (including, for the avoidance of doubt, filings pursuant to Sections 13 and 16 of the 1934 Act). The Company shall not include the name of any Investor or any Affiliate or investment adviser of such Investor in any press release or public announcement (which, for the avoidance of doubt, shall not include any SEC Filing to the extent such disclosure is required by SEC rules and regulations) without the prior written consent of such Investor. No later than the Business Day immediately following the date this Agreement is executed, the Company shall issue a press release (the “Press Release”) and/or file a Form 8-K disclosing all material terms of the sale of the Shares to the Investors pursuant to this Agreement and any material non-public information that the Company may have provided any Investor in connection with the transactions contemplated by this Agreement. In addition, the Company will make such other filings and notices in the manner and time required by the SEC or Nasdaq.

9.8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.9. Benefit of Agreement. The Placement Agent is an intended third-party beneficiary of Section 9.14 of this Agreement and of the representations and warranties of the Company and of each Investor set forth in Section 4 and Section 5, respectively, of this Agreement.

9.10. Entire Agreement. This Agreement, including the signature pages, Exhibits, the other Transaction Documents and the Confidentiality Agreement between the Company and each Investor constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.11. Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.

9.13. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Shares pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.

9.14. Exculpation of the Placement Agent. Each party hereto agrees for the express benefit of the Placements Agent and its affiliates and representatives that:

(i) none of the Placement Agent, its affiliates or any of its representatives (1) has any duties or obligations other than those specifically set forth herein or in the engagement letter, dated September 9, 2022 (the “Engagement Letter”), between the Company and the Placement Agent; (2) shall be liable for any improper payment made in accordance with the information provided by the Company; (3) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or the Transaction Documents or in connection with any of the transactions contemplated hereby and thereby; or (4) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Transaction Document or (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any Transaction Document, except in each case for such party’s own gross negligence, fraud, willful misconduct or bad faith.

(ii) The Placement Agent, its affiliates and its representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (2) be indemnified by the Company for acting as the Placement Agent hereunder pursuant to the indemnification provisions set forth in the Engagement Letter.

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	SOLID BIOSCIENCES INC.

	By:	/s/ Ilan Ganot
Name: Ilan Ganot
Title: Chief Executive Officer

INVESTOR:
PERCEPTIVE LIFE SCIENCES MASTER FUND, LTD. By: Perceptive Advisors, LLC

	By:	/s/ James H. Mannix
Name: James H. Mannix Title: COO

INVESTOR:		RA CAPITAL HEALTHCARE FUND, L.P. RA Capital Healthcare Fund GP, LLC Its: General Partner

	By:	/s/ Rajeev Shah
Name: Rajeev Shah Title: Manager

INVESTOR:

BCLS II Investco, LP

By: BCLS II Investco (GP), LLC, its general partner

By: Bain Capital Life Sciences Fund II, L.P., its manager

By: Bain Capital Life Sciences Investors II, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

	By:	/s/ Adam Koppel Name: Adam Koppel Title: Managing Director

INVESTOR:		Camber Capital Master Fund

	By:	/s/ Stephen Du Bois
Name: Stephen Du Bois Title: General Partner

INVESTOR:		LAURION CAPITAL MASTER FUND LTD. By: Laurion Capital Management LP, its Investment Manager

	By:	/s/ Jason Riesel
Name: Jason Riesel Title: General Counsel and CCO

INVESTOR:		Invus Public Equities, L.P.

	By:	/s/ Khalil Barrage
Name: Khalil Barrage Title: Vice President of the general partner

INVESTOR:		Alyeska Master Fund, L.P.

	By:	/s/ Jason Bragg
Name: Jason Bragg Title: CFO, Alyeska Investment Group

INVESTOR:		CaaS Capital Master Fund LP

	By:	/s/ Mikhail Shilshtut
Name: Mikhail Shilshtut Title: Head of ECM

INVESTOR:		Pura Vida Master Fund, Ltd.

	By:	/s/ Efram Kamen
Name: Efram Kamen Title: Managing Member of Pura Vida Investments, LLC in its capacity as investment manager to Investor

INVESTOR:		Highmark Limited, in respect of its Segregated Account Highmark Long/Short Equity 20

	By:	/s/ Efram Kamen
Name: Efram Kamen Title: Managing Member of Pura Vida Investments, LLC in its capacity as investment manager to Investor

EXHIBIT A

Schedule of Investors

Investor Name	Number of Shares to be Purchased	Aggregate Purchase Price of Shares
Perceptive Life Sciences Master Fund, Ltd.	32,446,808	$15,249,999.76
RA Capital Healthcare Fund, L.P.	32,446,808	$15,249,999.76
BCLS II Investco, LP	32,446,808	$15,249,999.76
Camber Capital Master Fund	21,276,595	$9,999,999.65
Laurion Capital Master Fund Ltd.	12,765,957	$5,999,999.79
Invus Public Equities, L.P.	10,638,297	$4,999,999.59
Alyeska Master Fund, L.P.	6,382,978	$2,999,999.66
CaaS Capital Master Fund LP	4,255,319	$1,999,999.93
Pura Vida Master Fund, Ltd.	2,890,791	$1,358,671.77
Highmark Limited, in respect of its Segregated Account Highmark Long/Short Equity 20	1,364,528	$641,328.16

TOTAL	156,914,889	$73,749,997.83

EXHIBIT 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 29, 2022 by and among Solid Biosciences Inc., a Delaware corporation (the “Company”), and the “Investors” named in that certain Securities Purchase Agreement by and among the Company and the Investors, dated as of September 29, 2022 (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

The parties hereby agree as follows:

1. Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the first paragraph.

“Allowed Delay” has the meaning set forth in Section 2(c)(ii).

“Availability Date” has the meaning set forth in Section 3(i).

“Blackout Period” has the meaning set forth in Section 2(d)(ii).

“Company” has the meaning set forth in the first paragraph.

“Cut Back Shares” has the meaning set forth in Section 2(e).

“Effectiveness Liquidated Damages” has the meaning set forth in Section 2(d)(ii).

“Effectiveness Period” has the meaning set forth in Section 3(a).

“Filing Deadline” has the meaning set forth in Section 2(a)(i).

“Inspectors” has the meaning set forth in Section 4.

“Investors” means (i) the Investors identified in the Purchase Agreement, (ii) any Person who receives Common Stock issued pursuant to the Merger Agreement and executes a joinder to this Agreement in the form attached hereto as Exhibit A, and (iii) any Affiliate or permitted transferee of any Investor who is a subsequent holder of Registrable Securities.

“Liquidated Damages” has the meaning set forth in Section 2(d)(ii).

“Maintenance Failure” has the meaning set forth in Section 2(d)(ii).

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of September 29, 2022, by and among the Company, Greenland Merger Sub LLC, AavantiBio, Inc. and solely in his capacity as equityholder representative, Doug Swirsky.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Purchase Agreement” has the meaning set forth in the first paragraph.

“Qualification Date” has the meaning set forth in Section 2(a)(ii).

“Qualification Deadline” has the meaning set forth in Section 2(a)(ii).

“Records” has the meaning set forth in Section 4.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Shares, (ii) any Common Stock issued to an Investor pursuant to the Merger Agreement (“Merger Shares”) and (iii) any other securities issued or issuable with respect to or in exchange for Shares or Merger Shares, whether by merger, charter amendment or otherwise; provided, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale without restriction by the Investor holding such security pursuant to Rule 144, including without any manner of sale or volume limitations, and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act.

“Registration Liquidated Damages” has the meaning set forth in Section 2(d)(i).

“Registration Statement” means any registration statement of the Company under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Required Investors” means the Investors holding a majority of the Registrable Securities outstanding from time to time.

“Restriction Termination Date” has the meaning set forth in Section 2(e).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Restrictions” has the meaning set forth in Section 2(e).

“Shelf Registration Statement” has the meaning set forth in Section 2(a)(ii).

2

2. Registration.

(a) Registration Statements.

(i) Promptly following the Closing Date but no later than sixty (60) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit B; provided, however, that no Investor shall be named as an “underwriter” in such Registration Statement without the Investor’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder of securities of the Company without the prior written consent of the Required Investors. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors prior to its filing or other submission.

(ii) The Registration Statement referred to in Section 2(a)(i) shall be on Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on such other form as is available to the Company and (ii) so long as Registrable Securities remain outstanding, promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than forty-five (45) days after the Qualification Date (the “Qualification Deadline”), file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1) (a “Shelf Registration Statement”) and use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the SEC.

(b) Expenses. The Company will pay all expenses associated with each Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

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(c) Effectiveness.

(i) The Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable after such Registration Statement has been filed with the SEC. By 5:30 p.m. (Eastern time) on the second Business Day following the date on which the Registration Statement is declared effective by the SEC, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) For not more than sixty (60) consecutive days or for a total of not more than one hundred twenty (120) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material nonpublic information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(d) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

(i) If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Investor for the initial day of failure to file such Registration Statement by the Filing Deadline and for each subsequent 30-day period (pro rata for any portion thereof) thereafter for which no such Registration Statement is filed with respect to the Registrable Securities. Such payments shall be made to each Investor then holding Registrable Securities in cash no later than ten (10) Business Days after the end of the date of the initial failure to file such Registration Statement by the Filing Deadline and each subsequent 30-day period (pro rata for any portion thereof) until such Registration Statement is filed with respect to the Registrable Securities. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

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(ii) If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC informs the Company that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement or (ii) the 90th day after the Closing Date (or the 120th day after the Closing Date if the SEC reviews such Registration Statement), or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement), but excluding any Allowed Delay or the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions (each of (A) and (B), a “Maintenance Failure”), then the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty (the “Effectiveness Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate amount invested by such Investor for the Registrable Securities then held by such Investor for the initial day of a Maintenance Failure and for each 30-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured (each, a “Blackout Period”). The Effectiveness Liquidated Damages shall be paid monthly within ten (10) Business Days of the end of the date of such Maintenance Failure and each subsequent 30-day period (pro rata for any portion thereof), as applicable. Such payments shall be made to each Investor then holding Registrable Securities in cash. Interest shall accrue at the rate of one percent (1.0%) per month on any such liquidated damages payments that shall not be paid by the applicable payment date until such amount is paid in full.

(iii) The parties agree that (1) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (as defined below) (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), and in no event shall the aggregate amount of Liquidated Damages payable to an Investor exceed, in the aggregate, six percent (6.0%) of the aggregate purchase price paid by such Investor pursuant to the Purchase Agreement and (2) except with respect to (A) the initial day of failure to file a Registration Statement by the Filing Deadline and (B) the initial day of any Maintenance Failure, in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one percent (1.0%) of the aggregate purchase price paid by the Investors pursuant to the Purchase Agreement.

(iv) The Liquidated Damages described in this Section 2(d) shall constitute the Investors’ exclusive monetary remedy for any failure to meet the Filing Deadline and for any Maintenance Failure, but shall not affect the right of the Investors to seek injunctive relief.

(e) Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an “underwriter,” the Company shall use commercially reasonable efforts to advocate before the SEC its reasonable position that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” The Investors shall have the right to select one legal counsel to review and

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oversee any registration or matters pursuant to this Section 2(e), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto, which counsel shall be designated by the holders of a majority of the Registrable Securities. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(e), the SEC does not alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. Any cut-back imposed on the Investors pursuant to this Section 2(e) shall be allocated among the Investors on a pro rata basis and shall be applied first to any of the Registrable Securities of such Investor as such Investor shall designate, unless the SEC Restrictions otherwise require or provide or the Investors otherwise agree. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline and/or the Qualification Deadline, as applicable, for such Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 2(c) shall be the 90th day immediately after the Restriction Termination Date (or the 120th day if the SEC reviews such Registration Statement).

3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Shares and Merger Shares cease to be Registrable Securities (the “Effectiveness Period”);

(b) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

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(c) provide copies to and permit each Investor to review each Registration Statement and all amendments and supplements thereto no fewer than two (2) days prior to their filing with the SEC and to furnish reasonable comments thereon;

(d) furnish to each Investor whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by the Investor, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by such Registration Statement;

(e) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

(f) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h) promptly notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that such notice shall not, without the prior written consent of an Investor, disclose to such Investor any material nonpublic information regarding the Company), and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

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(i) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(j) if requested by an Investor, (i) as soon as reasonably practicable, incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as reasonably practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as reasonably practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities;

(k) within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC; and

(l) with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other

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documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

4. Due Diligence Review; Information. The Company shall, upon reasonable prior notice, make available, during normal business hours, for inspection and review by the Investors, and advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company) (collectively, the “Inspectors”), all pertinent financial and other records, and all other pertinent corporate documents and properties of the Company (collectively, the “Records”), as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Inspectors (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling the Investors and their accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement; provided, however, that each Inspector shall have agreed in writing to hold in strict confidence and to not make any disclosure (except to such Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Section 4 or any other Transaction Document.

Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and such representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality and non-use agreement with the Company with respect thereto.

5. Obligations of the Investors.

(a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor

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of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in such Registration Statement. An Investor shall provide such information, including but not limited to a completed questionnaire substantially in the form of Exhibit C, to the Company at least three (3) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in such Registration Statement.

(b) Each Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

(d) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

6. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or (ii) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, and will reimburse such Investor, and each such officer, director, member, employee, agent and each such controlling person for any legal or other documented, out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, (ii) the use by an Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that such Prospectus is outdated or defective; (iii) an Investor’s failure to send or give a copy of the

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Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities; or (iv) an Investor’s bad faith, gross negligence, recklessness, fraud or willful misconduct.

(b) Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable external attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. Except to the extent that any such losses, claims, damages, liabilities or expenses are finally judicially determined to have resulted from an Investor’s bad faith, gross negligence, recklessness, fraud or willful misconduct, in no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

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(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. Except to the extent that any such losses, claims, damages or liabilities are finally judicially determined to have resulted from a holder of Registrable Securities’ bad faith, gross negligence, recklessness, fraud or willful misconduct, in no event shall the contribution obligation of such holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a) Effective Date. This Agreement shall be effective as of the Closing. If, prior to the Closing, (i) the Purchase Agreement is terminated with respect to all parties thereto pursuant to Section 6.3 therein, then this Agreement shall be null and void or (ii) any Investor (with respect to itself only) terminates its obligations under the Purchase Agreement pursuant to Section 6.3(a)(iii) therein, then such Investor’s rights and obligations under this Agreement shall also be terminated, in each case, unless otherwise mutually agreed.

(b) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the Required Investors.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

(d) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto, and the provisions of the Purchase Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such person agrees in writing to be bound by all of the provisions contained herein.

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(e) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after giving effect to such transaction.

(f) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(h) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(j) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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(l) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.

(m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[remainder of page intentionally left blank]

14

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	SOLID BIOSCIENCES INC.

	By:	/s/ Ilan Ganot
Name: Ilan Ganot
Title: Chief Executive Officer

15

INVESTOR:
PERCEPTIVE LIFE SCIENCES MASTER FUND, LTD. By: Perceptive Advisors, LLC

	By:	/s/ James H. Mannix
Name: James H. Mannix Title: COO

INVESTOR:		RA CAPITAL HEALTHCARE FUND, L.P. RA Capital Healthcare Fund GP, LLC Its: General Partner

	By:	/s/ Rajeev Shah
Name: Rajeev Shah Title: Manager

INVESTOR:

BCLS II Investco, LP

By: BCLS II Investco (GP), LLC, its general partner

By: Bain Capital Life Sciences Fund II, L.P., its manager

By: Bain Capital Life Sciences Investors II, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

	By:	/s/ Adam Koppel Name: Adam Koppel Title: Managing Director

INVESTOR:		Camber Capital Master Fund

	By:	/s/ Stephen Du Bois
Name: Stephen Du Bois Title: General Partner

INVESTOR:		LAURION CAPITAL MASTER FUND LTD.
By: Laurion Capital Management LP, its Investment Manager

	By:	/s/ Jason Riesel
Name: Jason Riesel Title: General Counsel and CCO

INVESTOR:		Invus Public Equities, L.P.

	By:	/s/ Khalil Barrage
Name: Khalil Barrage Title: Vice President of the general partner

INVESTOR:		Alyeska Master Fund, L.P.

	By:	/s/ Jason Bragg
Name: Jason Bragg Title: CFO, Alyeska Investment Group

INVESTOR:		CaaS Capital Master Fund LP

	By:	/s/ Mikhail Shilshtut
Name: Mikhail Shilshtut Title: Head of ECM

INVESTOR:		Pura Vida Master Fund, Ltd.

	By:	/s/ Efram Kamen
Name: Efram Kamen Title: Managing Member of Pura Vida Investments, LLC in its capacity as investment manager to Investor

INVESTOR:		Highmark Limited, in respect of its Segregated Account Highmark Long/Short Equity 20

	By:	/s/ Efram Kamen
Name: Efram Kamen Title: Managing Member of Pura Vida Investments, LLC in its capacity as investment manager to Investor

INVESTOR:	By:	/s/ Matthew B. Arnold

Exhibit A

Form of Joinder

This JOINDER to the Registration Rights Agreement, dated as of September 29, 2022, by and among Solid Biosciences Inc., a Delaware corporation (the “Company”), and the “Investors” named in that certain Securities Purchase Agreement by and among the Company and the Investors, dated as of September 29, 2022 (the “Registration Rights Agreement”), is made and entered into as of [•], by and between the Company and [•] (“New Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.

WHEREAS, New Holder has acquired certain Registrable Securities pursuant to the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.

Agreement to be Bound. New Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed an “Investor” thereunder for all purposes thereof.

2.

Successors and Assigns. This Joinder shall bind and inure to the benefit of and be enforceable by the Company, the Investors and their respective successors, heirs and assigns and New Holder and its successors, heirs and assigns.

3.

Counterparts. This Joinder may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

4.	Notices. For purposes of Section 7(c) of the Registration Rights Agreement, all notices or other communications to the New Holder shall be directed to:

[Name]

[Address]

[Email Address]

5.	Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of New York.

Exhibit B

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted by applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part effective and to remain continuously effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with such registration statement or (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.

Exhibit C

Form of Selling Stockholder Questionnaire

[See attached]

SOLID BIOSCIENCES INC.

SELLING STOCKHOLDER QUESTIONNAIRE

Reference is made to that certain registration rights agreement (the “Registration Rights Agreement”), dated as of September 29, 2022, by and among Solid Biosciences Inc. (the “Company”) and the parties named therein. Capitalized terms used and not defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

The undersigned holder of the Registrable Securities (the “undersigned or “Selling Stockholder”) is providing this Selling Stockholder Questionnaire pursuant to Section 5(a) of the Registration Rights Agreement. The undersigned, by signing and returning this Selling Stockholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Stockholder Questionnaire and the Registration Rights Agreement. The undersigned hereby acknowledges its indemnity obligations pursuant to Section 6(b) of the Registration Rights Agreement.

The undersigned further acknowledges that the Company intends to use the information set forth below in preparing a resale registration statement (the “Resale Registration Statement”) relating to the Registrable Securities. The undersigned understands that failure to provide the requested information may result in the Company’s exclusion of the undersigned Registrable Securities from the Resale Registration Statement.

The undersigned provides the following information to the Company and represents and warrants that such information is accurate and complete:

PART A. BACKGROUND INFORMATION

(1)	(a) Full Legal Name of the Selling Stockholder:

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

(c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

(2)	Address for Notices to the Selling Stockholder:

Telephone (including area code): _________________________________________

Fax (including area code): _____________________________________________

Contact Person: _____________________________________________________

(3)	Beneficial Ownership of Registrable Securities (the securities being purchased pursuant to the Purchase Agreement or the Common Stock issued pursuant to the Merger Agreement):

(a)	Type and Principal Amount/Number of Registrable Securities beneficially owned:

(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (4), the Selling Stockholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

(a)	Type and Amount of Other Securities beneficially owned by the Selling Stockholder:

(b)	CUSIP No(s). of such Other Securities beneficially owned:

PART B. RESALE REGISTRATION STATEMENT QUESTIONS

1.

Affiliation with Broker-Dealers: Is the undersigned a registered broker-dealer or an affiliate of a registered broker-dealer? For purposes of this question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

Yes_____	No_____

If so, please answer the remaining questions in this section.

Please identify the registered broker-dealer(s) and describe the nature of the affiliation(s) between the undersigned and any registered broker-dealers:

2.	If the Registrable Securities are being purchased by you other than in the ordinary course of business, please describe the circumstances:

3.

If you, at the time of purchasing the Registrable Securities, will have any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or understandings:

4.	Relationship with the Company:

(A)

Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes____        _No_____

(B)	If so, please state the nature and duration of your relationship with the Company:

5.

Plan of Distribution: Except as set forth below, the undersigned intends to distribute its Registrable Securities pursuant to the Resale Registration Statement in accordance with the “Plan of Distribution” that will be included therein, a copy of which is attached as Exhibit B to the Registration Rights Agreement by and among the Company and the Investors:

State any exceptions here:

6.

Potential Nature of Beneficial Holding: The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that will exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

(A)

Is the undersigned required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the Securities and Exchange Commission (the “SEC”) pursuant to section 13(a) or 15(d) of the Exchange Act?

Yes_____	No_____

(B)	State whether the undersigned is a subsidiary of an investment company, registered under the Investment Company Act of 1940:

Yes_____	No_____

If a subsidiary, please identify the publicly-held parent entity:

If you answered “Yes” to these two questions (Part C, clauses 6(A) and (B)), you may skip the next question, and proceed to the signature page of this Questionnaire.

(C)

Please identify the controlling person(s) of the undersigned (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that will exercise sole or shared voting or dispositive power over the Registrable Securities:

Please find below an example of the requested natural person disclosure:

The securities will be held by [VC Fund I] and [VC Fund II]. The [sole general partner] of [VC Fund I] and [VC Fund II] is [VC Management LLC]. The [managers] of [VC Management LLC] are [John Smith] and [Jane Doe]. These individuals may be deemed to have shared voting and investment power of the securities held by [VC Fund I] and [VC Fund II]. Each of these individuals will disclaim beneficial ownership of such securities, except to the extent of his or her pecuniary interest therein.

(D)	Please provide contact information for all controlling persons and Controlling Entities identified in Part C, clause 6(C) above:

Name of controlling person or Controlling Entity (including contact person for Controlling Entities)	Mailing Address	E-Mail Address	Telephone Number

The Company hereby advises the Investor that the SEC currently takes the position that coverage of Short Sales (as defined in the Purchase Agreement) of shares of common stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Resale Registration Statement and the related prospectus.

By signing below, the undersigned elects to include the Registrable Securities owned by it in the Registration Statement and consents to the disclosure of the information contained herein and the inclusion of such information in the Resale Registration Statement, any amendments thereto and the related prospectus or other filings with the SEC. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Resale Registration Statement and the related prospectus.

The Selling Stockholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Resale Registration Agreement. The Selling Stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned agrees to notify the Company immediately of any changes in the foregoing information and to furnish any supplementary information that may be appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of _______________, 2022, and declares that it is truthful and correct.

A.	FOR EXECUTION BY AN ENTITY:

Entity Name:

By:
Date
Print Name:
Title:

B.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By:
Date
Print Name:
Title:

Entity Name:

By:
Date
Print Name:
Title:

C.	FOR EXECUTION BY AN INDIVIDUAL:

By:
Date
Print Name:

EXHIBIT 10.5

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (the “Agreement”) is made as of September 29, 2022 by and between Solid Biosciences Inc. (the “Company”) and Bo Cumbo (the “Executive”) (together, the “Parties”).

RECITALS

WHEREAS, the Executive is currently employed by AavantiBio, Inc. (“AavantiBio”) pursuant to that certain Employment Agreement, dated as of July 31, 2020, by and between AavantiBio and the Executive (as amended from time to time, the “Prior Employment Agreement”);

WHEREAS, the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 29, 2022, by and among the Company, Greenland Merger Sub LLC, AavantiBio, and Doug Swirsky, solely in his capacity as the equityholder representative, pursuant to which AavantiBio will continue as a wholly owned subsidiary of the Company (such transaction, the “Transaction”);

WHEREAS, the Parties desire to enter into an agreement whereby the Executive will be employed as an employee of the Company on the terms contained in this Agreement, subject to, and contingent and effective upon, the closing of the Transaction (the “Closing”);

WHEREAS, this Agreement shall terminate and be of no force or effect upon termination of the Merger Agreement in accordance with the terms thereof, and upon the termination of this Agreement as a result of the termination of the Merger Agreement, no party shall have any further obligations or liability under this Agreement; and

WHEREAS, the Executive has agreed to accept such employment with the Company upon the Closing on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the Parties herein contained, the Parties hereto agree to the following terms, which shall govern the Executive’s employment upon the Closing (the “Effective Date”):

1. Agreement. This Agreement shall be effective as of the Effective Date. The Executive’s employment on the terms contained in this Agreement shall commence on the Effective Date and shall continue until such employment relationship is terminated in accordance with Section 6 hereof (the “Term of Employment”).

2. Position. During the Term of Employment, the Executive shall serve as the Chief Executive Officer of the Company, working out of the Company’s office in Charlestown, Massachusetts, and travelling as reasonably required by the Executive’s job duties.

3. Scope of Employment. During the Term of Employment, the Executive shall be responsible for the performance of those duties consistent with the Executive’s position as Chief Executive Officer. The Executive shall report to the Company’s board of directors (the “Board”) and shall perform and discharge faithfully, diligently, and to the best of the Executive’s ability, the Executive’s duties and responsibilities hereunder. The Executive shall devote substantially all of the Executive’s business time, loyalty, attention and efforts to the business and affairs of the Company and its affiliates. Membership on boards of directors of any other companies will be permitted only with the express approval of the Board, and membership on boards of directors of community, charitable or industry organizations will be permitted provided that such activities do not create a conflict of interest or otherwise interfere with the Executive’s performance of the Executive’s duties hereunder, as determined by the Board in the Board’s sole discretion. The Executive agrees to abide by the rules, regulations, instructions, personnel practices and policies of the Company and any changes therein that may be adopted from time to time by the Company.

4. Compensation. As full compensation for all services rendered by the Executive to the Company and any affiliate thereof, during the Term of Employment, the Company will provide to the Executive the following:

(a) Base Salary. The Executive shall receive a base salary at the annualized rate of $585,000 (the “Base Salary”). The Executive’s Base Salary shall be paid in equal installments in accordance with the Company’s regularly established payroll procedures. The Executive’s Base Salary will be reviewed from time to time by the Board and is subject to change in the discretion of the Board.

(b) Annual Discretionary Bonus. Beginning on January 1, 2023, the Executive will be eligible to earn an annual performance bonus of up to 55% of the Executive’s Base Salary (the “Target Bonus”), based upon the Board’s assessment of the Executive’s performance and the Company’s attainment of targeted goals as set by the Board in its sole discretion. The Board may determine to provide the bonus in the form of cash, equity award(s), or a combination of cash and equity. Following the close of each calendar year, the Board will determine whether the Executive has earned a performance bonus, and the amount of any performance bonus, based on the set criteria. No amount of the annual bonus is guaranteed, and the Executive must be an employee in good standing on the date of payment in order to be eligible for any annual bonus, as such bonus also serves as an incentive for the Executive to remain employed by the Company, except as specifically set forth below; provided that if the Executive is terminated by the Company without Cause after January 1 but prior to the payment of any annual bonus that would have been paid under this Section 4(b) for the year prior to the year in which the Executive’s employment is terminated, the Executive shall be entitled to receive, on the payment date, the amount of the annual bonus that the Executive would have received for the year prior to termination had the Executive remained employed on the payment date, less all applicable taxes and withholdings. The Executive’s bonus eligibility will be reviewed from time to time by the Board and is subject to change in the discretion of the Board.

(c) Equity Award. Subject to approval by the compensation committee of the Board or a majority of the Company’s Independent Directors as defined in Nasdaq Listing Rule 5605(a)(2), and as a material inducement to the Executive entering into employment with the Company, the Company will grant to the Executive:

(i) a non-qualified stock option (the “Option”) to purchase 3,433,500 shares of the Company’s common stock, such Option to (1) have an exercise price per share equal to the fair market value of the Company’s common stock on the date of grant, (2) vest and become exercisable, subject to the Executive’s continued employment on each applicable vesting date, at a rate of 25% of the total shares underlying the Option on the first anniversary of the grant date and, following that, as to an additional 1/48th of the total shares underlying the Option upon the Executive’s completion of each additional month of service over the 36-month period measured from the first anniversary of the grant date, (3) have a term of up to 10 years and (4) have such other terms as are set forth in the applicable Option agreement; and

(ii) 1,716,749 restricted stock units (the “RSUs” and, together with the Option, the “Equity Awards”), which RSUs shall (1) entitle the Executive to receive one share of the Company’s common stock for each RSU that vests, (2) vest and become exercisable, subject to the Executive’s continued employment on each applicable vesting date, at a rate of 25% of the total shares underlying the RSUs on each anniversary of the grant date and (3) have such other terms as are set forth in the applicable RSU agreement.

(iii) The Equity Awards will be granted outside of the Company’s equity incentive plans as “inducement grants” within the meaning of Nasdaq Listing Rule 5635(c)(4). The Equity Awards are subject to adjustment for stock splits, combinations or other changes in capitalization. For the avoidance of doubt, subject to the grant of the Equity Awards, the Executive will not be eligible to receive any equity awards in the Company’s regular 2023 annual equity grant cycle, but will otherwise be eligible to receive additional equity awards, if any, at such times and on such terms and conditions as the Board shall, in its sole discretion, determine.

(d) Paid Time Off. The Executive shall receive paid vacation time plus sick time, consistent with the Company’s policies as in effect from time to time. In addition, the Executive shall receive paid time off for Company holidays which are set annually and in accordance with Company policy.

(e) Benefits. Subject to eligibility requirements and the Company’s polices, the Executive shall have the right, on the same basis as other employees of the Company, to participate in, and to receive benefits under, any medical, vision and dental insurance policy maintained by the Company and the Company shall pay a portion of the cost of the premiums for such medical, vision and dental insurance that is consistent with the Company’s then current employee benefit policy if the Executive elects to participate in such plans. Benefits are subject to change at any time in the Company’s sole discretion.

(f) Withholdings. All compensation payable to the Executive shall be subject to applicable taxes and withholdings.

5. Expenses. The Executive will be reimbursed for the Executive’s actual, necessary and reasonable business expense pursuant to Company policy, subject to the provisions of Section 3 of Exhibit A attached hereto.

6. Employment Termination. This Agreement and the employment of the Executive shall terminate upon the occurrence of any of the following:

(a) Upon the death of the Executive or at the election of the Company due to the Executive’s “Disability”. As used in this Agreement, the term “Disability” shall mean a physical or mental illness or disability that prevents the Executive from performing the duties of the Executive’s position for a period of more than any three consecutive months or for periods aggregating more than twenty-six weeks during any twelve-month period. The Company shall determine in good faith and in its sole discretion whether the Executive is unable to perform the services provided for herein.

(b) At the election of the Company, with or without “Cause” (as defined below), immediately upon written notice by the Company to the Executive. As used in this Agreement, “Cause” shall mean a finding by the Board that the Executive:

(i)	performed the Executive’s duties, in the good faith opinion of the Board, in a grossly negligent or reckless manner or with willful malfeasance;

(ii)	exhibited habitual drunkenness or engaged in substance abuse;

(iii)

committed any material violation of any state or federal law relating to the workplace environment (including, without limitation, laws relating to sexual harassment or age, sex or other prohibited discrimination) or any material violation of any material Company policy;

(iv)

willfully failed or refused to perform in the usual manner at the usual time those duties which the Executive regularly and routinely performed in connection with the business of the Company or such other duties reasonably related to the capacity in which the Executive is employed hereunder which may be assigned to the Executive by the Board, which failure or refusal continues for a period of more than seven (7) days after written notice thereof has been provided to the Executive by the Board, such notice to set forth in reasonable detail the nature of such failure or refusal;

(v)	performed any material action when specifically and reasonably instructed not to do so by the Board;

(vi)

committed any fraud or used or appropriated for the Executive’s personal use or benefit any funds, properties or opportunities of the Company not authorized by the Board to be so used or appropriated; or

(vii)	was convicted of, or pled guilty or “no contest” to, any felony or any other crime related to the Executive’s employment or involving moral turpitude.

(c) At the election of the Executive, with or without “Good Reason” (as defined below), immediately upon written notice by the Executive to the Company (subject, if it is with Good Reason, to the timing provisions set forth in the definition of Good Reason). As used in this Agreement, “Good Reason” shall mean (without the Executive’s consent):

(i)	a material diminution in the nature or scope of Executive’s duties, responsibilities, or authority;

(ii)	a material diminution of the Executive’s base compensation;

(iii)	the Company’s requiring Executive to relocate Executive’s primary office more than fifty (50) miles from the Executive’s then-current primary office; or

(iv)	any material breach of this Agreement by the Company not otherwise covered by this paragraph;

provided, however, that in each case, the Company shall have a period of not less than thirty (30) days to cure any act constituting Good Reason following Executive’s delivery to the Company of written notice within sixty (60) days of the action or omission constituting Good Reason and that the Executive actually terminates employment within thirty (30) days following the expiration of the Company’s cure period.

7. Effect of Termination.

(a) All Terminations Other Than by the Company Without Cause or by the Executive With Good Reason. If the Executive’s employment is terminated under any circumstances other than a Qualifying Termination (as defined below) (including a voluntary termination by the Executive without Good Reason pursuant to Section 6(c), a termination by the Company for Cause pursuant to Section 6(b) or due to the Executive’s death or Disability pursuant to Section 6(a)), the Company’s obligations under this Agreement shall immediately cease and the Executive shall only be entitled to receive (i) the Base Salary that has accrued and to which the Executive is entitled as of the effective date of such termination and to the extent consistent with general Company policy, accrued but unused paid time off through and including the effective date of such termination, to be paid in accordance with the Company’s established payroll procedure and applicable law but no later than the next regularly scheduled pay period, (ii) unreimbursed business expenses for which expenses the Executive has timely submitted appropriate documentation in accordance with Section 5 hereof, and (iii) any amounts or benefits to which the Executive is then entitled under the terms of the benefit plans then-sponsored by the Company in accordance with their terms (and not accelerated to the extent acceleration does not satisfy Section 409A of the Internal Revenue Code of 1986, as amended, (the “Code”) (the payments described in this sentence, the “Accrued Obligations”).

(b) Termination by the Company Without Cause or by the Executive With Good Reason Prior to or More Than Twelve Months Following a Change in Control. If the Executive’s employment is terminated by the Company without Cause pursuant to Section 6(b) or by the Executive with Good Reason pursuant to Section 6(c) (in either case, a “Qualifying Termination”) prior to or more than twelve (12) months following a Change in Control (as defined below), the Executive shall be entitled to the Accrued Obligations. In addition, and subject to Exhibit A and the conditions of Section 7(d), the Company shall: (i) continue to pay to the Executive, in accordance with the Company’s regularly established payroll procedures, the Executive’s Base Salary for a period of twelve (12) months, and (ii) provided the Executive is eligible for and timely elects to continue receiving group medical insurance pursuant to the “COBRA” law, continue to pay (but in no event longer than twelve (12) months following the Executive’s termination date) the share of the premium for health coverage that is paid by the Company for active and similarly-situated employees who receive the same type of coverage, unless the Company’s provision of such COBRA payments will violate the nondiscrimination requirements of applicable law, in which case this benefit will not apply (collectively, the “Severance Benefits”).

(c) Termination by the Company Without Cause or by the Executive With Good Reason Within Twelve Months Following a Change in Control. If a Qualifying Termination occurs within twelve (12) months following a Change in Control, then the Executive shall be entitled to the Accrued Obligations. In addition, and subject to Exhibit A and the conditions of Section 7(d), the Company shall: (i) continue to pay to the Executive, in accordance with the Company’s regularly established payroll procedures, the Executive’s Base Salary for a period of eighteen (18) months; (ii) pay to the Executive, in a single lump sum on the Payment Date (as defined below) an amount equal to 150% of the Executive’s Target Bonus for the year in which termination occurs or the Executive’s Target Bonus immediately prior to the Change in Control, if higher, (iii) provided the Executive is eligible for and timely elects to continue receiving group medical insurance pursuant to the “COBRA” law, continue to pay (but in no event longer than eighteen (18) months following the Executive’s termination date) the share of the premium for health coverage that is paid by the Company for active and similarly-situated employees who receive the same type of coverage, unless the Company’s provision of such COBRA payments will violate the nondiscrimination requirements of applicable law, in which case this benefit will not apply, and (iv) provide that the vesting of the Executive’s then-unvested equity awards that vest based solely on the passage of time shall be accelerated, such that all then unvested time-based equity awards shall vest and become fully exercisable or non-forfeitable as of the termination date (collectively, the “Change in Control Severance Benefits”).

(d) Severance and Release of Claims Agreement. As a condition of the Executive’s receipt of the Severance Benefits or the Change in Control Severance Benefits, as applicable, the Executive must execute and deliver to the Company a severance and release of claims agreement in a form to be provided by the Company (the “Severance Agreement”) (which will include, at a minimum, a release of all releasable claims, non-disparagement and cooperation obligations, a reaffirmation of the Executive’s continuing obligations under any existing restrictive covenant agreements, and an agreement not to compete with the Company for twelve (12) months following the Executive’s separation from employment), which Severance Agreement must become irrevocable within 60 days following the date of the Executive’s termination of employment (or such shorter period as may be directed by the Company). The Severance Benefits or the Change in Control Severance Benefits, as applicable, will be paid or commence to be paid in the first regular payroll beginning after the Severance Agreement becomes effective, provided that if the foregoing 60 day period (or shorter period as may be directed by the Company) would end in a calendar year subsequent to the year in which the Executive’s employment ends, the Severance Benefits or Change in Control Severance Benefits, as applicable, will not be paid or begin to be paid before the first payroll of the subsequent calendar year (the date the Severance Benefits or Change in Control Severance Benefits, as applicable, commence pursuant to this sentence, the “Payment Date”).

(e) Change in Control Definition. For purposes of this Agreement, “Change in Control” shall mean the occurrence of any of the following events, provided that such event or occurrence constitutes a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as defined in Treasury Regulation §§ 1.409A-3(i)(5)(v), (vi) and (vii): (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) fifty percent (50%) or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company or (2) any acquisition by any entity pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or (ii) a change in the composition of the Board that results in the Continuing Directors (as defined below) no longer constituting a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the Effective Date or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company, or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two (2) conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one (1) or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or (iv) the liquidation or dissolution of the Company.

8. Modified Section 280G Cutback. Notwithstanding any other provision of this Agreement, except as set forth in Section 8(b), in the event that the Company undergoes a “Change in Ownership or Control” (as defined below), the following provisions shall apply:

(a) The Company shall not be obligated to provide to the Executive any portion of any “Contingent Compensation Payments” (as defined below) that the Executive would otherwise be entitled to receive to the extent necessary to eliminate any “excess parachute payments” (as defined in Section 280G(b)(1) of the Code) for the Executive. For purposes of this Section 8, the Contingent Compensation Payments so eliminated shall be referred to as the “Eliminated Payments” and the aggregate amount (determined in accordance with Treasury Regulation Section 1.280G-1, Q/A-30 or any successor provision) of the Contingent Compensation Payments so eliminated shall be referred to as the “Eliminated Amount.”

(b) Notwithstanding the provisions of Section 8(a), no such reduction in Contingent Compensation Payments shall be made if (1) the Eliminated Amount (computed without regard to this sentence) exceeds (2) 100% of the aggregate present value (determined in accordance with Treasury Regulation Section 1.280G-1, Q/A-31 and Q/A-32 or any successor provisions) of the amount of any additional taxes that would be incurred by the Executive if the Eliminated Payments (determined without regard to this sentence) were paid to the Executive (including state and federal income taxes on the Eliminated Payments, the excise tax imposed by Section 4999 of the Code payable with respect to all of the Contingent Compensation Payments in excess of the Executive’s “base amount” (as defined in Section 280G(b)(3) of the Code), and any withholding taxes). The override of such reduction in Contingent Compensation Payments pursuant to this Section 8(b) shall be referred to as a “Section 8(b) Override.” For purpose of this paragraph, if any federal or state income taxes would be attributable to the receipt of any Eliminated Payment, the amount of such taxes shall be computed by multiplying the amount of the Eliminated Payment by the maximum combined federal and state income tax rate provided by law.

(c) For purposes of this Section 8 the following terms shall have the following respective meanings:

(i) “Change in Ownership or Control” shall mean a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 280G(b)(2) of the Code.

(ii) “Contingent Compensation Payment” shall mean any payment (or benefit) in the nature of compensation that is made or made available (under this Agreement or otherwise) to or for the benefit of a “disqualified individual” (as defined in Section 280G(c) of the Code) and that is contingent (within the meaning of Section 280G(b)(2)(A)(i) of the Code) on a Change in Ownership or Control of the Company.

(d) Any payments or other benefits otherwise due to the Executive following a Change in Ownership or Control that could reasonably be characterized (as determined by the Company) as Contingent Compensation Payments (the “Potential Payments”) shall not be made until the dates provided for in this Section 8(d). Within thirty (30) days after each date on which the Executive first becomes entitled to receive (whether or not then due) a Contingent Compensation Payment relating to such Change in Ownership or Control, the Company shall determine and notify the Executive (with reasonable detail regarding the basis for its determinations) (1) which Potential Payments constitute Contingent Compensation Payments, (2) the Eliminated Amount and (3) whether the Section 8(b) Override is applicable. Within thirty (30) days after delivery of such notice to the Executive, the Executive shall deliver a response to the Company (the “Executive Response”) stating either (A) that the Executive agrees with the Company’s determination pursuant to the preceding sentence or (B) that the Executive disagrees with such determination, in which case the Executive shall set forth (x) which Potential Payments should be characterized as Contingent Compensation Payments, (y) the Eliminated Amount, and (z) whether the Section 8(b) Override is applicable. In the event that the Executive fails to deliver an Executive Response on or before the required date, the Company’s initial determination shall be final. If the Executive states in the Executive Response that the Executive agrees with the Company’s determination, the Company shall make the Potential Payments to the Executive within three (3) business days following delivery to the Company of the Executive Response (except for any Potential Payments which are not due to be made until after such date, which Potential Payments shall be made on the date on which they are due). If the Executive states in the Executive Response that the Executive disagree with the Company’s determination, then, for a period of sixty (60) days following delivery of the Executive Response, the Executive and the Company shall use good faith efforts to resolve such dispute. If such dispute is not resolved within such 60-day period, such dispute shall be settled exclusively by arbitration in Charlestown, Massachusetts, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator’s award in any court having jurisdiction. The Company shall, within three (3) business days following delivery to the Company of the Executive Response, make to the Executive those Potential Payments as to which there is no dispute between the Company and the Executive regarding whether they should be made (except for any such Potential Payments which are not due to be made until after such date, which Potential Payments shall be made on the date on which they are due). The balance of the Potential Payments shall be made within three (3) business days following the resolution of such dispute.

(e) The Contingent Compensation Payments to be treated as Eliminated Payments shall be determined by the Company by determining the “Contingent Compensation Payment Ratio” (as defined below) for each Contingent Compensation Payment and then reducing the Contingent Compensation Payments in order beginning with the Contingent Compensation Payment with the highest Contingent Compensation Payment Ratio. For Contingent Compensation Payments with the same Contingent Compensation Payment Ratio, such Contingent Compensation Payment shall be reduced based on the time of payment of such Contingent Compensation Payments with amounts having later payment dates being reduced first. For Contingent Compensation Payments with the same Contingent Compensation Payment Ratio and the same time of payment, such Contingent Compensation Payments shall be reduced on a pro rata basis (but not below zero) prior to reducing Contingent Compensation Payment with a lower Contingent Compensation Payment Ratio. The term “Contingent Compensation Payment Ratio” shall mean a fraction the numerator of which is the value of the applicable Contingent Compensation Payment that must be taken into account by the Executive for purposes of Section 4999(a) of the Code, and the denominator of which is the actual amount to be received by the Executive in respect of the applicable Contingent Compensation Payment. For example, in the case of an equity grant that is treated as contingent on the Change in Ownership or Control because the time at which the payment is made or the payment vests is accelerated, the denominator shall be determined by reference to the fair market value of the equity at the acceleration date, and not in accordance with the methodology for determining the value of accelerated payments set forth in Treasury Regulation Section 1.280G-1 Q/A-24(b) or (c)).

(f) The provisions of this Section 8 are intended to apply to any and all payments or benefits available to the Executive under this Agreement or any other agreement or plan under which the Executive receives Contingent Compensation Payments.

9. Restrictive Covenants Agreements. As a condition of the Executive’s employment pursuant to the terms set forth in this Agreement, the Executive shall execute and comply with the terms of (a) the Invention, Nondisclosure and Nonsolicitation Agreement and (b) the Noncompetition Agreement attached hereto as Exhibit B and Exhibit C, respectively.

10. Absence of Restrictions. The Executive represents and warrants that the Executive is not bound by any employment contracts, restrictive covenants or other restrictions that prevent the Executive from entering into employment with, or carrying out the Executive’s responsibilities for, the Company, or which are in any way inconsistent with any of the terms of this Agreement.

11. Notice. Any notice delivered under this Agreement shall be deemed duly delivered three (3) business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, one (1) business day after it is sent for next-business day delivery via a reputable nationwide overnight courier service, or immediately upon hand delivery, in each case to the address of the recipient set forth below.

To Executive:

At the address set forth in the Executive’s personnel file

To Company:

Solid Biosciences Inc.

500 Rutherford Avenue

Third Floor

Charlestown, MA 02129

Either Party may change the address to which notices are to be delivered by giving notice of such change to the other Party in the manner set forth in this Section 11.

12. Applicable Law; Jury Trial Waiver. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to the conflict of laws provisions thereof). Any action, suit or other legal proceeding arising under or relating to any provision of this Agreement shall be commenced only in a court of the State of Delaware (or, if appropriate, a federal court located within the State of Delaware), and the Company and the Executive each consents to the jurisdiction of such a court. The Company and the Executive each hereby irrevocably waives any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement.

13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of both Parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its assets or business; provided, however, that the obligations of the Executive are personal and shall not be assigned by the Executive.

14. At-Will Employment. During the Term of Employment, the Executive will continue to be an at-will employee of the Company, which means that, notwithstanding any other provision set forth herein, the employment relationship can be terminated by either Party for any reason, at any time, with or without prior notice and with or without Cause.

15. Acknowledgment. The Executive states and represents that the Executive has had an opportunity to fully discuss and review the terms of this Agreement with an attorney. The Executive further states and represents that the Executive has carefully read this Agreement, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs the Executive’s name of the Executive’s own free act.

16. No Oral Modification, Waiver, Cancellation or Discharge. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Executive. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar to or waiver of any right on any other occasion.

17. Captions and Pronouns. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

18. Interpretation. The Parties agree that this Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the drafting Party. References in this Agreement to “include” or “including” should be read as though they said “without limitation” or equivalent forms. References in this Agreement to the “Board” shall include any authorized committee thereof.

19. Severability. Each provision of this Agreement must be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Moreover, if a court of competent jurisdiction determines any of the provisions contained in this Agreement to be unenforceable because the provision is excessively broad in scope, whether as to duration, activity, geographic application, subject or otherwise, it will be construed, by limiting or reducing it to the extent legally permitted, so as to be enforceable to the extent compatible with then applicable law to achieve the intent of the Parties.

20. Entire Agreement. Except as expressly provided in the Merger Agreement and any other agreements to which the Executive is or will be a party in connection with the Transaction, this Agreement constitutes the entire agreement between the Parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement, including, but not limited to, the Prior Employment Agreement.

[Signatures on Page Following]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year set forth above.

SOLID BIOSCIENCES INC.

By:	/s/ Ian Smith
Name: Ian Smith
Title: Chairman of the Board

EXECUTIVE:

/s/ Bo Cumbo
Bo Cumbo

EXHIBIT A

Payments Subject to Section 409A

1. Subject to this Exhibit A, any severance payments that may be due under the Agreement shall begin only upon the date of the Executive’s “separation from service” (determined as set forth below) which occurs on or after the termination of the Executive’s employment. The following rules shall apply with respect to distribution of the severance payments, if any, to be provided to the Executive under the Agreement, as applicable:

(a) It is intended that each installment of the severance payments provided under the Agreement shall be treated as a separate “payment” for purposes of Section 409A of the Internal Revenue Code (“Section 409A”). Neither the Company nor the Executive shall have the right to accelerate or defer the delivery of any such payments except to the extent specifically permitted or required by Section 409A.

(b) If, as of the date of the Executive’s “separation from service” from the Company, the Executive is not a “specified employee” (within the meaning of Section 409A), then each installment of the severance payments shall be made on the dates and terms set forth in the letter agreement.

(c) If, as of the date of the Executive’s “separation from service” from the Company, the Executive is a “specified employee” (within the meaning of Section 409A), then:

(i)

Each installment of the severance payments due under the Agreement that, in accordance with the dates and terms set forth herein, will in all circumstances, regardless of when the Executive’s separation from service occurs, be paid within the short-term deferral period (as defined under Section 409A) shall be treated as a short-term deferral within the meaning of Treasury Regulation Section 1.409A-1(b)(4) to the maximum extent permissible under Section 409A and shall be paid on the dates and terms set forth in the Agreement; and

(ii)

Each installment of the severance payments due under the Agreement that is not described in this Exhibit A, Section 1(c)(i) and that would, absent this subsection, be paid within the six-month period following the Executive’s “separation from service” from the Company shall not be paid until the date that is six months and one day after such separation from service (or, if earlier, the Executive’s death), with any such installments that are required to be delayed being accumulated during the six-month period and paid in a lump sum on the date that is six months and one day following the Executive’s separation from service and any subsequent installments, if any, being paid in accordance with the dates and terms set forth herein; provided, however, that the preceding provisions of this sentence shall not apply to any installment of payments if and to the maximum extent that that such installment is deemed to be paid under a separation pay plan that does not provide for a deferral of compensation by reason of the application of Treasury Regulation 1.409A-1(b)(9)(iii) (relating to separation pay upon an involuntary separation from service). Any installments that qualify for the exception under Treasury Regulation Section 1.409A-1(b)(9)(iii) must be paid no later than the last day of the Executive’s second taxable year following the taxable year in which the separation from service occurs.

2. The determination of whether and when the Executive’s separation from service from the Company has occurred shall be made and in a manner consistent with, and based on the presumptions set forth in, Treasury Regulation Section 1.409A-1(h). Solely for purposes of Section 2 of this Exhibit A, “Company” shall include all persons with whom the Company would be considered a single employer under Section 414(b) and 414(c) of the Code.

3. All reimbursements and in-kind benefits provided under the Agreement shall be made or provided in accordance with the requirements of Section 409A to the extent that such reimbursements or in-kind benefits are subject to Section 409A, including, where applicable, the requirements that (i) any reimbursement is for expenses incurred during the Executive’s lifetime (or during a shorter period of time specified in the Agreement), (ii) the amount of expenses eligible for reimbursement during a calendar year may not affect the expenses eligible for reimbursement in any other calendar year, (iii) the reimbursement of an eligible expense will be made on or before the last day of the calendar year following the year in which the expense is incurred and (iv) the right to reimbursement is not subject to set off or liquidation or exchange for any other benefit.

4. The Company makes no representation or warranty and shall have no liability to the Executive or to any other person if any of the provisions of the Agreement (including this Exhibit A) are determined to constitute deferred compensation subject to Section 409A but that do not satisfy an exemption from, or the conditions of, that section.

5. The Agreement is intended to comply with, or be exempt from, Section 409A and shall be interpreted accordingly.

[Remainder of page intentionally left blank.]

EXHIBIT 10.6

EXECUTIVE TRANSITION AND SEPARATION AGREEMENT

This Executive Transition and Separation Agreement (the “Agreement”) is made as of September 29, 2022 (the “Effective Date”) by and between Solid Biosciences Inc. (the “Company”) and Ilan Ganot (the “Executive”) (together, the “Parties”).

WHEREAS, the Company and the Executive are parties to the Employment Agreement dated as of January 25, 2019 (the “Employment Agreement”), under which the Executive currently serves as Chief Executive Officer of the Company;

WHEREAS, the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 29, 2022, by and among the Company, Greenland Merger Sub LLC, AavantiBio, Inc. (“AavantiBio”), and Doug Swirsky, solely in his capacity as the equity holder representative, pursuant to which AavantiBio will continue as a wholly owned subsidiary of the Company (such transaction, the “Transaction”);

WHEREAS, the Parties desire to establish terms for the Executive’s transition and separation from employment with the Company subject to, and contingent and effective upon, the closing of the Transaction (the “Closing”);

WHEREAS, this Agreement shall terminate and be of no force or effect upon termination of the Merger Agreement in accordance with the terms thereof, and upon the termination of this Agreement as a result of the termination of the Merger Agreement, no Party shall have any further obligations or liability under this Agreement;

WHEREAS, the Parties agree that the payments, benefits and rights set forth in this Agreement shall be the exclusive payments, benefits and rights due to the Executive in connection with his transition and separation from employment with the Company;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Separation Date; Resignation from Position(s); Transition Period -

(a) The Executive’s effective date of separation from employment with the Company will be the date of the Closing (the “Separation Date”). The Executive hereby resigns from his position as Chief Executive Officer and from any and all other positions he holds as an officer of the Company or any subsidiary as of the Separation Date and further agrees to execute and deliver any documents reasonably necessary to effectuate such resignations, as requested by the Company; provided however, that the Executive shall not resign from his position as a member of the Company’s Board of Directors (the “Board”) as of the Separation Date.

(b) As of the Separation Date, the Employment Agreement will terminate and be of no further force or effect; provided, however, that the Executive’s Restrictive Covenant Provisions (as defined in the Employment Agreement) (the “Restrictive Covenant Provisions”) shall remain in full force and effect thereafter.

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(c) The period between the Effective Date and the Separation Date will be a transition period (the “Transition Period”). During the Transition Period, the Executive will continue to serve as Chief Executive Officer of the Company and will perform on a full-time basis those duties consistent with his position and use his best efforts to professionally, timely and cooperatively perform such duties, as well as such additional transition duties as may be requested by and at the direction of the Company or the Board. During the Transition Period, the Executive will continue to receive his current base salary, to participate in the Company’s benefit plans (pursuant to the terms and conditions of such plans) and to be entitled to paid time off in accordance with Company policy.

(d) In connection with the Executive’s separation from employment, the Executive shall be paid, in accordance with applicable law and the Company’s regular payroll practices, all unpaid base salary earned through his Separation Date, any amounts for accrued unused paid time off to which the Executive is entitled through such date in accordance with Company policy, and reimbursement of any properly incurred unreimbursed business expenses incurred through such date (together, the “Accrued Obligations”). As of the Executive’s Separation Date, all salary payments from the Company will cease and any benefits the Executive had as of such date under Company-provided benefit plans, programs, or practices will terminate, except as required by federal or state law or as otherwise specifically set forth in this Agreement.

(e) The Executive’s outstanding equity awards will continue to vest and be exercisable in accordance with the terms of the applicable equity award agreement and the equity plan under which such award was granted.

2.

Consideration – In consideration of the Executive’s entering into and abiding by the commitments and obligations set forth in this Agreement, and provided the Executive (i) signs and returns this Agreement on the Effective Date, (ii) continues employment through the Separation Date in accordance with the terms hereof, (iii) signs and returns the Additional Release of Claims attached hereto as Attachment A (the “Additional Release”) no earlier than the Separation Date but by the later of the Separation Date and the twenty-second (22nd) day after the Receipt Date (as defined below), and does not timely revoke such Additional Release (as described therein), and (iv) complies with the terms of this Agreement, the Additional Release, and the Restrictive Covenant Provisions, the Company will provide the Executive with the following (the “Consideration”), the payment of which shall be subject to the provisions of Exhibit A of the Employment Agreement:

(a) Severance Pay – Commencing on the Company’s first regularly scheduled payroll date that follows the Additional Release Effective Date (as defined below) (the “Payment Commencement Date”), and continuing for eighteen (18) months following the Payment Commencement Date, the Executive will receive severance pay in the form of salary continuation payments, less all applicable taxes and withholdings, in accordance with the Company’s regular payroll practices, resulting in an aggregate payment to the Executive of an amount equal to eighteen (18) months of the Executive’s base salary in effect on the Separation Date.

(b) Group Health Insurance – Should the Executive be eligible for and timely elect to continue receiving group health insurance coverage under the law known as COBRA, the Company shall, commencing on the Separation Date, and continuing until the earlier of (x) the date that is eighteen (18) months following the Separation Date and (y) the end of the calendar month in which the Executive becomes eligible to receive group health insurance coverage under another employer’s benefit plan (the “COBRA Contribution Period”), pay the share of the premium for such coverage that it pays for active and similarly-situated employees receiving the same type of coverage, unless the Company’s provision of such COBRA payments would violate the nondiscrimination requirements of applicable law, in which case this benefit will not apply. The balance of such

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premiums during the COBRA Contribution Period and all premium costs after the COBRA Contribution Period, shall be paid by the Executive on a monthly basis during the elected period of health insurance coverage under COBRA for as long as, and to the extent that, he remains eligible for and elects to remain enrolled in COBRA continuation coverage. The Executive agrees that, should he become eligible for group health insurance coverage from another employer prior to the date that is eighteen (18) months following the Separation Date, he will so inform the Company in writing within five (5) business days of becoming eligible for such coverage.

(c) Bonus – The Company shall provide the Executive with a bonus in an amount equal to $477,427, less applicable taxes and withholdings, which equals 150% of his Target Bonus (as defined in the Employment Agreement) for the year 2022. Further, in the event that the Separation Date occurs in 2023, the Company shall also provide the Executive with a pro-rated bonus for 2023, calculated by multiplying the Target Bonus by a fraction, the numerator of which is the number of days the Executive was employed by the Company in 2023 and the denominator of which is 365, less all applicable taxes and withholdings. This payment or payments, if applicable, shall be made to the Executive in accordance with the Company’s regular payroll practices in a lump sum on the Payment Commencement Date.

(d) Consulting Agreement – Upon the Separation Date, the Company and the Executive shall enter into a consulting agreement in the form attached to this Agreement as Attachment B (the “Consulting Agreement”).

Other than the Consideration and the Accrued Obligations, the Executive will not be eligible for, nor shall he have a right to receive, any payments or benefits from the Company following the Separation Date.

For the avoidance of doubt, the Executive acknowledges that he is not eligible for or entitled to receive any severance benefits pursuant to the Employment Agreement other than as set forth above, and further acknowledges that he will not be eligible to receive the Consideration (or any payments or benefits from the Company other than the Accrued Obligations) if he fails to timely enter into this Agreement and the Additional Release or if his employment is terminated by the Company for Cause or by him for any reason prior to the Separation Date, or if he fails to comply with his obligations under this Agreement, the Additional Release or the Restrictive Covenant Provisions.

3.

Release of Claims – In exchange for the consideration set forth in this Agreement, which the Executive acknowledges he would not otherwise be entitled to receive, the Executive hereby fully, forever, irrevocably and unconditionally releases, remises and discharges the Company, its past and present affiliates, subsidiaries, parent companies, predecessors, and successors, and all of its and their respective past and present officers, directors, stockholders, partners, members, employees, agents, representatives, plan administrators, attorneys, insurers and fiduciaries (each in their individual and corporate capacities) (collectively, the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of every kind and nature that the Executive ever had or now has against any or all of the Released Parties, whether known or unknown, including, but not limited to, any and all claims arising out of or relating to the Executive’s employment with or separation from, and/or ownership of securities of the Company, including, but not limited to, all claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Genetic Information Nondiscrimination Act of 2008, 42 U.S.C. § 2000ff et seq., the

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Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101 et seq., the Rehabilitation Act of 1973, 29 U.S.C. § 701 et seq., Executive Order 11246, Executive Order 11141, the Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq., and the Employee Retirement Income Security Act of 1974 (“ERISA”), 29 U.S.C. § 1001 et seq., all as amended; all claims arising out of the Massachusetts Fair Employment Practices Act, Mass. Gen. Laws ch. 151B, § 1 et seq., the Massachusetts Civil Rights Act, Mass. Gen. Laws ch. 12, §§ 11H and 11I, the Massachusetts Equal Rights Act, Mass. Gen. Laws. ch. 93, § 102 and Mass. Gen. Laws ch. 214, § 1C, the Massachusetts Labor and Industries Act, Mass. Gen. Laws ch. 149, § 1 et seq., Mass. Gen. Laws ch. 214, § 1B (Massachusetts right of privacy law), the Massachusetts Parental Leave Act, Mass. Gen. Laws ch. 149, § 105D, the Massachusetts Paid Family and Medical Leave Act, Mass. Gen. Laws ch. 175m, § 1, et seq., the Massachusetts Earned Sick Time Law, Mass. Gen. Laws ch. 149, § 148c, and the Massachusetts Small Necessities Leave Act, Mass. Gen. Laws ch. 149, § 52D, all as amended; all rights and claims under the Massachusetts Wage Act, Mass. Gen. Laws ch. 149, § 148 et seq., as amended (Massachusetts law regarding payment of wages and overtime), including any rights or claims thereunder to unpaid wages, including overtime, bonuses, commissions, and accrued, unused vacation time; all common law claims including, but not limited to, actions in defamation, intentional infliction of emotional distress, misrepresentation, fraud, wrongful discharge, and breach of contract (including, without limitation, all claims arising out of or related to the Employment Agreement); all claims to any non-vested ownership interest in the Company, contractual or otherwise (except for any such interests that continue to vest during the Transition Period due to the Executive’s continued employment during such period, during the Executive’s service as a consultant for the period the Executive is providing services under the Consulting Agreement (the “Consulting Term”), or during the period of the Executives membership on the Board); all state and federal whistleblower claims to the maximum extent permitted by law; and any claim or damage arising out of Executive’s employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that this release of claims shall not (i) prevent the Executive from filing a charge with, cooperating with, or participating in any investigation or proceeding before, the Equal Employment Opportunity Commission or a state fair employment practices agency (except that the Executive acknowledges that he may not recover any monetary benefits in connection with any such charge, investigation, or proceeding, and the Executive further waives any rights or claims to any payment, benefit, attorneys’ fees or other remedial relief in connection with any such charge, investigation or proceeding), (ii) deprive the Executive of his rights with respect to the Consideration, or any vested rights under any employee benefit plan or policy, stock plan or deferred compensation arrangement, or any health care continuation to the extent required by applicable law; (iii) deprive the Executive of any rights the Executive may have to be indemnified by the Company as provided in any agreement between the Company and the Executive or pursuant to the Company’s Certificate of Incorporation or by-laws; or (iv) apply to any claims under the Age Discrimination in Employment Act.

4.

Continuing Obligations – The Executive acknowledges and reaffirms his obligation, except as otherwise permitted by Section 8 below, both during the Transition Period and thereafter, to keep confidential and not to use or disclose any and all non-public information concerning the Company acquired by him during the course of his employment with the Company, including, but not limited to, any non-public information concerning the Company’s business, operations, products, programs, affairs, performance, personnel, technology, science, intellectual property, plans, strategies, approaches, prospects, financial condition or development related matters. The Executive also acknowledges all of his continuing obligations pursuant to the Restrictive Covenant Provisions, which survive his separation from employment with the Company and shall remain in full force and effect.

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5.

Non-Disparagement– The Executive understands and agrees that, except as otherwise permitted by Section 8 below, he will not, either during the Transition Period or thereafter, in public or private, make any false, disparaging, negative, critical, adverse, derogatory or defamatory statements, whether orally or in writing, including online (including, without limitation, on any social media, networking, or employer review site) or otherwise, to any person or entity, including, but not limited to, any media outlet, industry group, key opinion leader, financial institution, research analyst or current or former employee, board member, consultant, shareholder, client or customer of the Company, regarding the Company, or any of the other Released Parties, or regarding the Company’s business, operations, products, programs, affairs, performance, personnel, technology, science, intellectual property, plans, strategies, approaches, prospects, financial condition or development related matters. Likewise, the Company agrees to instruct its officers and directors not to make any false, disparaging, negative, critical, adverse, derogatory or defamatory statements, whether orally or in writing, including online (including, without limitation, on any social media, networking, or employee review site) or otherwise, to any person or entity, including, but not limited to, any media outlet, industry group, key opinion leader, financial institution, research analyst or current or former employee, board member, consultant, shareholder, client or customer of the Company, regarding the Executive; provided, however, that nothing herein shall be construed as requiring the Company to instruct any person not to make truthful disclosures to any governmental entity or in any litigation, agency action or arbitration.

6.

Return of Company Property – The Executive confirms that, no later than the Separation Date (or at such earlier time as requested by the Company), he will return to the Company all property of the Company, tangible or intangible, including but not limited to keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software and printers, wireless handheld devices, cellular phones, tablets, etc.), Company identification and any other Company-owned property in his possession or control and that he will leave intact all electronic Company documents, including but not limited to those that he developed or helped to develop during his employment. The Executive further confirms that, no later than the Separation Date (or at such earlier time as requested by the Company), he will cancel all accounts for his benefit, if any, in the Company’s name, including but not limited to, credit cards, telephone charge cards, cellular phone and/or wireless data accounts and computer accounts.

7.

Confidentiality – The Executive understands and agrees that, except as otherwise permitted by Section 8 below, the contents of the negotiations and discussions resulting in this Agreement and the Additional Release shall be maintained as confidential by the Executive and his agents and representatives and shall not be disclosed except as otherwise agreed to in writing by the Company.

8.

Scope of Disclosure Restrictions – Nothing in this Agreement, the Additional Release, or elsewhere prohibits the Executive from communicating with government agencies about possible violations of federal, state, or local laws or otherwise providing information to government agencies, filing a complaint with government agencies, or participating in government agency investigations or proceedings. The Executive is not required to notify the Company of any such communications; provided, however, that nothing herein authorizes the disclosure of information the Executive obtained through a communication that was subject to the attorney-client privilege. Further, notwithstanding the Executive’s confidentiality and nondisclosure obligations, the Executive is hereby advised as follows pursuant to the Defend Trade Secrets Act: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.”

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9.

Cooperation –The Executive agrees that, to the extent permitted by law, he shall cooperate fully with the Company in the investigation, defense or prosecution of any claims or actions which already have been brought, are currently pending, or which may be brought in the future against the Company by a third party or by or on behalf of the Company against any third party, whether before a state or federal court, any state or federal government agency, or a mediator or arbitrator. The Executive’s full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with the Company’s counsel, at reasonable times and locations designated by the Company, to investigate or prepare the Company’s claims or defenses, to prepare for trial or discovery or an administrative hearing, mediation, arbitration or other proceeding, to provide any relevant information in his possession, and to act as a witness when requested by the Company. The Executive further agrees that, to the extent permitted by law, he will notify the Company promptly in the event that he is served with a subpoena (other than a subpoena issued by a government agency), or in the event that he is asked to provide a third party (other than a government agency) with information concerning any actual or potential complaint or claim against the Company.

10.

Amendment and Waiver – This Agreement and the Additional Release, upon their respective effective dates, shall be binding upon the Parties and may not be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by duly authorized representatives of the Parties. This Agreement and the Additional Release are binding upon and shall inure to the benefit of the Parties and their respective agents, assigns, heirs, executors/administrators/personal representatives, and successors. No delay or omission by the Company in exercising any right under this Agreement or the Additional Release shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar to or waiver of any right on any other occasion.

11.

Validity – Should any provision of this Agreement or the Additional Release be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement or the Additional Release.

12.

Nature of Agreement – Both Parties understand and agree that this Agreement, including the Additional Release, is a separation and release of claims agreement and does not constitute an admission of liability or wrongdoing on the part of the Company or the Executive.

13.

Acknowledgments – The Executive acknowledges that he was initially presented with this Agreement on September 29, 2022 (the “Receipt Date”). The Executive acknowledges that he has been given a reasonable amount of time to consider this Agreement, and at least twenty-one (21) days from the Receipt Date to consider the Additional Release (such 21-day period, the “Consideration Period”), and that the Company is hereby advising him to consult with an attorney of his own choosing prior to signing this Agreement and the Additional Release. The Executive further acknowledges and agrees that any changes made to this Agreement, the Additional Release, or any exhibits or attachments hereto following his initial receipt of such documents on the Receipt Date, whether material or immaterial, shall not re-start or affect in any manner the Consideration Period. The Executive understands that he may revoke the Additional Release for a period of seven

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(7) days after he signs it by notifying the Company in writing, and that the Additional Release shall not be effective or enforceable until the expiration of the seven (7) day revocation period (the day immediately following expiration of such revocation period, the “Additional Release Effective Date”). The Executive understands and agrees that by entering into the Additional Release he will be waiving any and all rights or claims he might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, and that he will have received consideration beyond that to which he was previously entitled. The Executive further understands that he will not be eligible to receive the Consideration unless he timely signs, returns, and does not revoke the Additional Release.

14.

Voluntary Assent – The Executive affirms that no other promises or agreements of any kind have been made to or with the Executive by any person or entity whatsoever to cause him to sign this Agreement, and that he fully understands the meaning and intent of this Agreement and that he has had the opportunity to consult with counsel of his own choosing. The Executive further states and represents that he has carefully read this Agreement, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.

15.

Governing Law – This Agreement and the Additional Release shall be interpreted and construed by the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions. Each of the Company and the Executive hereby irrevocably submits to and acknowledges and recognizes the exclusive jurisdiction and venue of the courts of the Commonwealth of Massachusetts, or if appropriate, the United States District Court for the District of Massachusetts (which courts, for purposes of this Agreement and the Additional Release, are the only courts of competent jurisdiction), over any suit, action or other proceeding arising out of, under or in connection with this Agreement and the Additional Release or the subject matter thereof.

16.

Entire Agreement – This Agreement, including the Additional Release, and the Restrictive Covenant Provisions, contain and constitute the entire understanding and agreement between the Parties hereto with respect to the Executive’s transition and separation from the Company, and the settlement of claims against the Company, and cancels all previous oral and written negotiations, agreements, commitments and writings in connection therewith.

17.

Tax Acknowledgement – In connection with the Consideration provided to the Executive pursuant to this Agreement and the Additional Release, the Company shall withhold and remit to the tax authorities the amounts required under applicable law, and the Executive shall be responsible for all applicable taxes with respect to such Consideration under applicable law. The Executive acknowledges that he is not relying upon the advice or representation of the Company with respect to the tax treatment of any of the Consideration set forth in Section 2 of this Agreement.

18.

Counterparts – This Agreement and the Additional Release may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement. Facsimile and PDF signatures shall be deemed to be of equal force and effect as originals.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Parties have set their hands and seals to this Agreement as of the date(s) written below.

SOLID BIOSCIENCES INC.

By:	/s/ Ian Smith	Date: 9/29/2022
Name:	Ian Smith
Title:	Chairman of the Board

I hereby agree to the terms and conditions set forth above. I have been given a reasonable amount of time to consider this Agreement and I have chosen to execute this on the date below. I further understand that my receipt of the Consideration is contingent upon my timely execution, return and non-revocation of the Additional Release, and that I have been given at least twenty-one (21) days to consider such Additional Release and will have seven (7) days in which to revoke my acceptance after I sign such Additional Release.

ILAN GANOT

/s/ Ilan Ganot	Date: 9/29/2022

[Signature Page to Transition, Separation and Release of Claims Agreement]

ATTACHMENT A

ADDITIONAL RELEASE OF CLAIMS

This Additional Release of Claims (this “Additional Release”) is made by the Executive as of the date set forth opposite his signature below. Capitalized terms used but not defined herein have the meanings set forth in the Executive Services and Transition Agreement to which this Additional Release is attached as Attachment A (the “Agreement”).

WHEREAS, the Executive’s Separation Date has occurred on or prior to the execution of this Additional Release; and

WHEREAS, the Executive is entering into this Additional Release in accordance with the terms and conditions set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Agreement and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive hereby agrees as follows:

1. Release – In exchange for the Consideration set forth in the Agreement, which the Executive acknowledges he would not otherwise be entitled to receive, the Executive hereby fully, forever, irrevocably and unconditionally releases, remises and discharges the Company, its past and present affiliates, subsidiaries, parent companies, predecessors, and successors, and all of its and their respective past and present officers, directors, stockholders, partners, members, employees, agents, representatives, plan administrators, attorneys, insurers and fiduciaries (each in their individual and corporate capacities) (collectively, the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of every kind and nature that the Executive ever had or now has against any or all of the Released Parties, whether known or unknown, including, but not limited to, any and all claims arising out of or relating to Executive’s employment with or separation from, and/or ownership of securities of the Company, including, but not limited to, all claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., the Genetic Information Nondiscrimination Act of 2008, 42 U.S.C. § 2000ff et seq., the Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101 et seq., the Rehabilitation Act of 1973, 29 U.S.C. § 701 et seq., Executive Order 11246, Executive Order 11141, the Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq., and the Employee Retirement Income Security Act of 1974 (“ERISA”), 29 U.S.C. § 1001 et seq., all as amended; all claims arising out of the Massachusetts Fair Employment Practices Act, Mass. Gen. Laws ch. 151B, § 1 et seq., the Massachusetts Civil Rights Act, Mass. Gen. Laws ch. 12, §§ 11H and 11I, the Massachusetts Equal Rights Act, Mass. Gen. Laws. ch. 93, § 102 and Mass. Gen. Laws ch. 214, § 1C, the Massachusetts Labor and Industries Act, Mass. Gen. Laws ch. 149, § 1 et seq., Mass. Gen. Laws ch. 214, § 1B (Massachusetts right of privacy law), the Massachusetts Parental Leave Act, Mass. Gen. Laws ch. 149, § 105D, the Massachusetts Paid Family and Medical Leave Act, Mass. Gen. Laws ch. 175m, § 1, et seq., the Massachusetts Earned Sick Time Law, Mass. Gen. Laws ch. 149, § 148c, and the Massachusetts Small Necessities Leave Act, Mass. Gen. Laws ch. 149, § 52D, all as amended; all rights and claims under the Massachusetts Wage Act, Mass. Gen. Laws ch. 149, § 148 et seq., as amended (Massachusetts law regarding payment of wages and overtime), including any rights or claims thereunder to unpaid wages, including overtime, bonuses, commissions, and accrued, unused vacation time; all common law claims including, but not limited to, actions in defamation, intentional infliction of emotional distress, misrepresentation, fraud, wrongful discharge, and breach of contract (including, without limitation, all claims arising out of or related to the Employment Agreement); all claims to any non-vested ownership interest in the Company, contractual or otherwise (except for any such interests that continued to vest during the Transition Period due to the Executive’s continued employment during such period, or continue to vest during the Executive’s service as a consultant for the Consulting Term or during the period of the Executives membership on the Board); all state and federal whistleblower claims to the maximum extent permitted by law; and any claim or damage arising out of the Executive’s employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that this release of claims shall not (i) prevent the Executive from filing a charge with, cooperating with, or participating in any investigation or proceeding before, the Equal Employment Opportunity Commission or a state fair employment practices agency (except that the Executive acknowledges that he may not recover any monetary benefits in connection with any such charge, investigation, or proceeding, and the Executive further waives any rights or claims to any payment, benefit, attorneys’ fees or other remedial relief in connection with any such charge, investigation or proceeding), (ii) deprive the Executive of his rights with respect to the Consideration, as set forth in the Agreement, or any vested rights under any employee benefit plan or policy, stock plan or deferred compensation arrangement, or any health care continuation to the extent required by applicable law; or (iii) deprive the Executive of any rights the Executive may have to be indemnified by the Company as provided in any agreement between the Company and the Executive or pursuant to the Company’s Certificate of Incorporation or by-laws.

2. Return of Company Property – The Executive confirms that he has returned to the Company all keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software, printers, flash drives and other storage devices, wireless handheld devices, cellular phones, tablets, etc.), Company identification, and any other Company owned property in his possession or control, and that he has left intact all, and has otherwise not destroyed, deleted, or made inaccessible to the Company any, electronic Company documents, including, but not limited to, those that he developed or helped to develop during his employment, and that he has not (a) retained any copies in any form or media; (b) maintained access to any copies in any form, media, or location; (c) stored any copies in any physical or electronic locations that are not readily accessible or known to the Company or that remain accessible to him; or (d) sent, given, or made accessible any copies to any persons or entities that the Company has not authorized to receive such electronic or hard copies. The Executive further confirms that he has cancelled all accounts for his benefit, if any, in the Company’s name, including but not limited to, credit cards, telephone charge cards, cellular phone accounts, and computer accounts.

3. Business Expenses; Final Compensation – The Executive acknowledges that he has been reimbursed by the Company for all business expenses incurred in conjunction with the performance of his employment and that no other reimbursements are owed to him. The Executive further acknowledges that he has received all compensation due to him from the Company, including, but not limited to, all wages, bonuses and accrued, unused vacation time, and that he is not eligible or entitled to receive any additional payments or consideration from the Company beyond the Consideration.

4. Time for Consideration; Acknowledgments – The Executive acknowledges that, in order to receive the Consideration, he must sign and return this Additional Release no earlier than the Separation Date but by the later of the Separation Date and the twenty-second (22nd) day after the Receipt Date and he must continue to comply with his obligations under the Restrictive Covenant Provisions. The Executive acknowledges that he has been given at least twenty-one (21) days to consider this Additional Release, and that the Company advised him to consult with an attorney of his own choosing prior to signing this Additional Release. The Executive understands that he may revoke this Additional Release for a period of seven (7) days after he signs it by notifying the Company in writing, and the Additional Release shall not be effective or enforceable until the expiration of this seven (7) day revocation period. In the event the

Executive executes this Additional Release within less than twenty-one (21) days after the Receipt Date, he acknowledges that such decision is entirely voluntary and that he has had the opportunity to consider such release until the end of the twenty-one (21) day period. The Executive understands and agrees that by entering into this Additional Release, he is waiving any and all rights or claims he might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, and that he has received consideration beyond that to which he was previously entitled. For the avoidance of doubt, this Additional Release supplements, and in no way limits, the Agreement.

5. Voluntary Assent – The Executive affirms that no other promises or agreements of any kind have been made to or with him by any person or entity whatsoever to cause him to sign this Additional Release, and that he fully understands the meaning and intent of this Additional Release. The Executive states and represents that he has had an opportunity to fully discuss and review the terms of this Additional Release with an attorney. The Executive further states and represents that he has carefully read this Additional Release, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act. The Executive hereby provides this Additional Release as of the date below and acknowledges that he will not be entitled to receive the Consideration set forth in the Agreement unless this Additional Release becomes effective and enforceable.

I hereby provide this Additional Release as of the current date and acknowledge that the execution of this Additional Release is in further exchange for the Consideration, to which I acknowledge I would not be entitled if I did not enter into this Additional Release. I intend that this Additional Release will become a binding agreement between me and the Company if I do not revoke my acceptance in seven (7) days.

ILAN GANOT

Date:

To be signed and returned no earlier than the Separation Date but by the later of the Separation Date and the twenty-second (22nd) day after the Receipt Date.

ATTACHMENT B

CONSULTING AGREEMENT

Incorporated by reference to Exhibit 10.7 of this Current Report on Form 8-K filed with the Securities Exchange Commission on September 30, 2022

EXHIBIT 10.7

CONSULTING AGREEMENT

This Consulting Agreement (together with Exhibit A, the “Agreement”), is by and between Ilan Ganot (the “Special Advisor”), and Solid Biosciences Inc., a Delaware corporation (together with its affiliates, the “Company”), having an address at 500 Rutherford Avenue, Third Floor, Charlestown, MA 02129.

WHEREAS, Special Advisor has been employed as the Chief Executive Officer of the Company;

WHEREAS, Special Advisor has entered into the Executive Transition and Separation Agreement to which this Agreement is attached; and

WHEREAS, effective on the Separation Date (as defined in the Executive Transition and Separation Agreement), Special Advisor will serve as a consultant to the Company’s Chief Executive Officer and will provide consulting and advisory services to the Company pursuant to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Special Advisor and the Company agree as follows:

1. Services. Company retains Special Advisor, and Special Advisor agrees to provide, consulting and advisory services to Company, as requested from time to time by Company. Special Advisor shall devote up to four hundred and fifteen (415) hours (up to eight (8) hours weekly) of Services over the twelve (12) month period of the Term of this Agreement. Special Advisor’s duties are described in Exhibit A attached hereto (the “Services”).

2. Compensation. As consideration for Services provided under this Agreement, the Company shall pay to Special Advisor a fixed consulting fee equal to $20,833.33 per month (the “Monthly Consulting Fee”). The Monthly Consulting Fee is a fixed amount and shall not be subject to increase or decrease regardless of the number of hours expended in any given month by the Special Advisor in the provision of the Services. Further, the Company shall grant, subject to approval of the Company’s Board of Directors, to Special Advisor an option to purchase 200,000 shares of the Company’s Common Stock at an exercise price per share equal to the closing price of the Company’s Common Stock on the date of grant (the “Stock Options”), and 95,000 restricted stock units with respect to Company Common Stock (the “RSUs”). The Stock Options and RSUs will vest in equal quarterly installments with the first installment vesting three months from the date of grant and the final installment vesting date being the date that is 12 months from the Separation Date, subject to Special Advisor’s continued provision of consulting and advisory services hereunder. Additionally, in the event of a Change in Control (as defined below) of the Company, all unvested Stock Options and RSUs will accelerate in full.

For purposes of this Agreement, “Change in Control” shall mean the occurrence of any of the following events, provided that such event or occurrence constitutes a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as defined in Treasury Regulation §§ 1.409A-3(i)(5)(v), (vi) and (vii): (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) fifty percent (50%) or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company or (2) any acquisition by any entity pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or (ii) a change in the composition of the Board that results in the Continuing Directors (as defined below) no longer constituting a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of this Consulting Agreement or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company, or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two (2) conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one (1) or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or (iv) the liquidation or dissolution of the Company.

3. Work-Made-for Hire.

(a) All right, title and interest in any and all writings, ideas, inventions, know-how, designs, improvements or other property created during Special Advisor’s consulting and advisory relationship relating in any way to the assets, business or operations of the Company, constituting copyrights, patents, trademarks, service marks and related rights or other forms of proprietary rights or information (regardless of whether any such copyrights, patents, trademarks and service marks or other rights have or may be registered) that are created, adapted or improved by Special Advisor (whether alone or in conjunction with any other person or employee), and all material created during Special Advisor’s consulting and advisory relationship that includes any of the foregoing (collectively, “Covered Material”), shall be owned by the Company and to the extent that it includes copyrightable subject matter, shall be deemed a work made for hire for the Company within the meaning of the United States Copyright Act of 1976 and for all other purposes. If any Covered Material is deemed not to be work made for hire, such Covered Material is hereby assigned by Special Advisor to the Company and Special Advisor shall not have or claim to have, under this Agreement or otherwise, any right, title or interest of any kind or nature whatsoever in such Covered Material.

(b) The Company shall have the right to apply for and obtain registrations in the United States Copyright Office and the United States Patent and Trademark Office, in its own or its designee’s name, of its rights in any or all of the Covered Material. If for any reason the rights in any Covered Material are registered, or applied to be registered, in Special Advisor’s name, Special Advisor shall assign in writing such application or registration to the Company and hereby authorizes and appoints the Company as its agent for the purpose of recording such assignment.

(c) Upon request of the Company, Special Advisor shall execute, acknowledge and deliver all applications, assignments or other instruments; make or cause to be made all rightful oaths; testify in all legal proceedings; communicate all known facts which relate to such works, copyrights, inventions, ideas, discoveries, designs and improvements; perform all lawful acts and otherwise render all such assistance as the Company may deem necessary to protect the Company’s interest therein, including any assistance which the Company shall deem necessary in connection with any proceeding or litigation involving the same. The Company shall reimburse Special Advisor for all reasonable out-of-pocket costs incurred by Special Advisor in rendering any such assistance requested by the Company pursuant to this Section. In the event that Special Advisor should fail or refuse to execute such documents within a reasonable time, Special Advisor appoints the Company as his agent and attorney to execute and deliver any such documents on Special Advisor’s behalf.

4. Nondisclosure. Special Advisor agrees to (a) hold Confidential Information (as defined below) in confidence; (b) not disclose any Confidential Information to any third party without the prior written consent of the Company; (c) not use Confidential Information for any purpose except solely as required to perform the Services; and (d) treat Confidential Information with no less than a reasonable degree of care. For purposes of this Agreement, the term “Confidential Information” means any and all information and derivative information, in whatever form or medium, including oral information, concerning or relating to the Company or information of any third party that the Company is under an obligation to keep confidential or that is maintained by the Company as confidential, including, without limitation, intellectual property of the

Company, such as, but not limited to, Covered Material, patent applications, copyrights, copyright applications, and trade secrets; information regarding or resulting from research and development activities performed by or on behalf of the Company and other projects (such as, but not limited to, preclinical and clinical data, design details and specifications, engineering information, and works in process); and business and financial information (such as, but not limited to, current, future, and proposed products and services, financial information and models, information relating to procurement requirements, purchasing, manufacturing, investors, customer lists, customers, suppliers, facilities, product plans, product ideas, business strategies, marketing or business plans, financial or personnel matters, investors, employees, business and contractual relationships, business forecasts, sales, strategies, operations, policies, procedures, commercialization capabilities, and information regarding third parties). Notwithstanding the foregoing, Confidential Information does not include information that Special Advisor can demonstrate: (a) is publicly known and generally available in the public domain other than in consequence of improper action by any person; or (b) was acquired by Special Advisor free and clear of any duty of confidentiality or restricted use and without improper action by the transferor of such information or any other person. Special Advisor shall keep confidential all matters entrusted to Special Advisor by or on behalf of the Company and shall not use or attempt to use any Confidential Information except as may be required in the ordinary course of performing Special Advisor’s duties as a consultant to the Company, and Special Advisor shall not use any Confidential Information in any manner that may injure or cause loss or may be calculated to injure or cause loss to the Company, whether directly or indirectly. Nothing in this Agreement prohibits Special Advisor from reporting possible violations of federal or state law or regulations to any governmental agency or entity or self-regulatory institution, including but not limited to the Equal Employment Opportunity Commission, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, Congress, and any Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal or state law or regulation. Prior authorization of the Company shall not be required to make any such reports or disclosures and Special Advisor is not required to notify the Company that Special Advisor has made such reports or disclosures.

5. Compliance with Laws. Special Advisor agrees to provide the Services to the Company and its affiliates in accordance with all applicable laws and regulations and the highest professional standards. Special Advisor represents and warrants that Special Advisor has not been, and is not under consideration to be (a) debarred from providing services pursuant to Section 306 of the United States Federal Food Drug and Cosmetic Act, 21 U.S.C. § 335a; (b) excluded, debarred or suspended from, or otherwise ineligible to participate in, any federal or state health care program or federal procurement or non-procurement programs (as that term is defined in 42 U.S.C. § 1320a-7b(f)); (c) disqualified by any government or regulatory agencies from performing specific services, and is not subject to a pending disqualification proceeding; or (d) convicted of a criminal offense related to the provision of health care items or services, or under investigation or subject to any such action that is pending.

6. Compliance with Obligations to Third Parties. Special Advisor represents and warrants to the Company that the terms of this Agreement and Special Advisor’s performance of Services do not and will not conflict with any of Special Advisor’s obligations to any third parties. Special Advisor represents that Special Advisor has not brought and will not bring with Special Advisor to the Company or use in the performance of the Services any equipment, funds, space, personnel, facilities, confidential information, trade secrets or other resources of any third party which are not generally available to the public, nor will Special Advisor take any other action that would result in a third-party asserting ownership of, or other rights in, any Covered Material. If Special Advisor is a faculty member at or employee of a university or hospital or another organization or company (“Institution”), Special Advisor represents and warrants that Special Advisor is not prohibited by any applicable policy of such Institution, including without limitation any policy addressing conflicts of interest or intellectual property, from performing external consulting services and assigning rights to intellectual property arising from such services to the Company or a third party. To the extent Special Advisor is subject to any policy of his/her employer that requires approval of agreements governing external consulting services, Special Advisor represents that such approval has been given and covenants that such approval will be obtained prior to entering into any amendment to this Agreement requiring such approval.

7. Non-hire of Employees and Consultants. During the Term and for a one year period thereafter, Special Advisor will not (except on the Company’s behalf), directly or indirectly, alone or as a consultant, partner, officer, director, employee, joint venturer, lender or stockholder of any entity, employ, hire, retain, attempt to employ, hire or retain, or knowingly permit any company or business organization by which Special Advisor is employed or which is directly or indirectly controlled by Special Advisor to employ, hire or retain, any Company employee or consultant, or any such person whose employment or consultancy with the Company has terminated within six months prior to or after the termination of this Agreement.

8. Nonsolicitation of Employees and Consultants. During the Term and for a one year period thereafter, Special Advisor will not (except on the Company’s behalf), directly or indirectly, alone or as a consultant, partner, officer, director, employee, joint venturer, lender or stockholder of any entity, in any manner seek to solicit or induce any Company employee or consultant, or any such person whose employment or consultancy with the Company has terminated within six months prior to or after the termination of this Agreement, to leave his or her employment or consultancy with the Company, or assist in the recruitment or hiring of any such person.

9. Nondisparagement. Special Advisor shall not at any time, whether during or after the Term, regardless of the reason for such termination, make to any person or entity disparaging, critical or otherwise detrimental comments of a business or personal nature relating to the Company or its personnel.

10. Use of Name. Special Advisor will not use the name, logo, trade name, service mark, or trademark, or any simulation, abbreviation, or adaptation of same, or the name of the Company or any of its affiliates for publicity, promotion, or other uses without the Company’s prior written consent.

11. Company Property. Special Advisor shall not make, use or permit to be used any Company Property otherwise than for the benefit of the Company. The term “Company Property” shall include all Confidential Information; the Company’s records, files and data; all Company computers, cellular telephones, personal digital assistants, credit and/or calling cards, keys, access cards and the like; and all other documentation or materials of any nature and in any form, whether written, printed, electronic or in digital format or otherwise, relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs and any other Company property in Special Advisor’s possession, custody or control. Special Advisor further agrees that upon expiration or termination of this Agreement or earlier at the Company’s request, Special Advisor shall immediately return all Company Property to the Company. Special Advisor acknowledges and agrees that all Company Property shall be and remain the sole and exclusive property of the Company. Immediately upon the expiration or termination of this Agreement, Special Advisor shall deliver all Company Property in Special Advisor’s possession, and all copies thereof, to the Company.

12. Term & Termination. The term of this Agreement will commence on the Separation Date and expire on the date that is 12 months following the Separation Date, unless earlier terminated in accordance with this Section 12 (the “Term”). Notwithstanding the foregoing, either party may terminate this Agreement, for any or no reason, on at least ten (10) days’ prior notice, and the Company may terminate this Agreement for “Cause” immediately upon notice. In the event of termination, Special Advisor shall be entitled to payment for Services performed prior to the effective date of termination for which payment has not previously been made. Further, in the event of a termination of this Agreement by the Company without Cause prior to the date that is 12 months following the Separation Date, and provided that Special Advisor timely executes a release of claims in a form to be provided by the Company, (A) the Company will continue to pay Special Advisor the Monthly Consulting Fee through the date that is 12 months following the Separation Date, (B) the Stock Options will accelerate in full and (C) the RSUs will become fully vested and nonforfeitable but will settle, and the shares subject thereto will be delivered, on the original vesting dates as if the Special Advisor’s services had continued. Payment by the Company for Services performed prior to the effective date of termination and, if applicable, of the Monthly Consulting Fee through the date that is 12 months following the Separation Date as well as the accelerated vesting of the Stock Options and RSUs, shall constitute full settlement of any and all claims of Special Advisor of every description against the Company. For purposes of this Agreement, a termination shall be for Cause if the Company determines that any one or more of the following has occurred:

(i) Special Advisor has committed an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company;

(ii) Special Advisor has been convicted of, or pleaded guilty or nolo contendere to, any crime triable upon indictment or involving moral turpitude; or

(iii) Special Advisor has engaged in the unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises.

13. Notices. All notices required or permitted under this Agreement must be in writing and must be given by directing the notice to the address for the receiving party set forth in this Agreement with respect to the Company or to the address on file with the Company with respect to Special Advisor, or at such other address as the receiving party may specify in writing under this procedure. Notices to Company will be marked “Attention: Chief Legal Officer.” All notices must be given (i) by personal delivery, with receipt acknowledged, (ii) by prepaid certified or registered mail, return receipt requested, or (iii) by prepaid recognized next business day delivery service. Notices will be effective upon receipt or at a later date stated in the notice.

14. Remedies. Special Advisor agrees that (i) the Company may be irreparably injured by a breach of this Agreement by Special Advisor; (ii) money damages would not be an adequate remedy for any such breach; (iii) as a remedy for any such breach Company will be entitled to seek equitable relief, including injunctive relief and specific performance, without being required by Special Advisor to post a bond; and (iv) such remedy will not be the exclusive remedy for any breach of this Agreement.

15. Independent Contractor; Taxes

(a) Special Advisor is an independent contractor and not an employee of the Company. Special Advisor shall be responsible for all taxes arising from compensation and other amounts paid under this Agreement. Neither federal, state or local income tax, nor payroll tax of any kind, shall be withheld or paid by the Company on Special Advisor’s behalf. Special Advisor will not be eligible for, and shall not participate in, any employee pension, health, welfare, or other fringe benefit plan of the Company.

(b) Special Advisor is not authorized to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of, the Company or to bind the Company in any manner.

(c) Special Advisor shall have the right to control and determine the time, place, methods, manner and means of performing the Services. In performing the Services, the amount of time devoted by the Consultant on any given day will be entirely within Special Advisor’s control, and the Company will rely on Special Advisor to put in the amount of time necessary to fulfill the requirements of this Agreement. Special Advisor will provide all equipment and supplies required to perform the Services. Special Advisor will have reasonable access to administrative support from the Company as needed to perform the Services. Special Advisor is not required to attend regular meetings at the Company. However, upon reasonable notice, Special Advisor shall meet with representatives of the Company at a location to be designated by the parties to this Agreement.

(d) In the performance of the Services, Special Advisor has the authority to control and direct the performance of the details of the Services, the Company being interested only in the results obtained. However, the Services contemplated by the Agreement must meet the Company’s standards and approval and shall be subject to the Company’s general right of inspection and supervision to secure their satisfactory completion.

(e) Special Advisor shall be solely responsible for all state and federal income taxes, unemployment insurance and social security taxes in connection with this Agreement and for maintaining adequate workers’ compensation insurance coverage.

(f) The payments and benefits hereunder are intended to either be exempt from or to comply with the provisions of Section 409A of the Internal Revenue Code and the guidance issued thereunder (“Section 409A”). Each installment of a payment hereunder shall be treated as a separate payment for purposes of Section 409A. No payment or benefit hereunder may be accelerated or deferred unless specifically permitted or required by Section 409A. Notwithstanding the foregoing, the Company shall have no liability to the Special Advisor, or to any other person, if the payments or benefits hereunder are not exempt from or compliant with Section 409A.

16. Waiver; Amendments. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof. In addition, any amendment to or modification of this Agreement or any waiver of any provision hereof must be agreed to in writing by both parties.

17. Severability. Special Advisor agrees that each provision and the subparts of each provision herein shall be treated as separate and independent clauses, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses of the Agreement. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear. Special Advisor hereby further agrees that the language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either of the parties.

18. Survival. Special Advisor’s obligations under Section 3 through 22 of this Agreement shall survive the expiration or termination of this Agreement and shall be binding upon Special Advisor’s successors, heirs, executors, administrators and legal representatives.

19. Assignment. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns. Special Advisor may not assign this Agreement. In no event will Special Advisor assign or delegate responsibility for actual performance of the Services to any third party.

20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws of such state. The parties agree to submit to the exclusive jurisdiction of the state and federal courts located in Commonwealth of Massachusetts and waive any defense of inconvenient forum to the maintenance of any action or proceeding in such courts.

21. Entire Agreement. This Agreement sets forth the complete, sole and entire agreement between the parties with respect to the subject matter herein and supersedes any and all other agreements, negotiations, discussions, proposals, or understandings, whether oral or written, previously entered into, discussed or considered by the parties.

22. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile or portable document format (“.pdf”) copy of this Agreement, including the signature pages, will be deemed an original.

IN WITNESS HEREOF, Special Advisor has executed this Agreement as of the last date written below.

SOLID BIOSCIENCES INC.	ILAN GANOT

By: /s/ Ian Smith	/s/ Ilan Ganot
Name: Ian Smith Title: Chairman of the Board Date: 9/29/2022	Date: 9/29/2022

EXHIBIT 10.8

EXECUTIVE TRANSITION AND SEPARATION AGREEMENT

This Executive Transition and Separation Agreement (the “Agreement”) is made as of September 29, 2022 (the “Effective Date”) by and between Solid Biosciences Inc. (the “Company”) and Erin Powers Brennan (the “Executive”) (together, the “Parties”).

WHEREAS, the Company and the Executive are parties to the Employment Agreement dated as of March 1, 2021 (the “Employment Agreement”), under which the Executive currently serves as Chief Legal Officer of the Company;

WHEREAS, the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 29, 2022, by and among the Company, Greenland Merger Sub LLC, AavantiBio, Inc. (“AavantiBio”), and Doug Swirsky, solely in his capacity as the equity holder representative, pursuant to which AavantiBio will continue as a wholly owned subsidiary of the Company (such transaction, the “Transaction”);

WHEREAS, the Parties desire to establish terms for the Executive’s transition and separation from employment with the Company subject to, and contingent and effective upon, the closing of the Transaction (the “Closing”);

WHEREAS, this Agreement shall terminate and be of no force or effect upon termination of the Merger Agreement in accordance with the terms thereof, and upon the termination of this Agreement as a result of the termination of the Merger Agreement, no Party shall have any further obligations or liability under this Agreement;

WHEREAS, the Parties agree that the payments, benefits and rights set forth in this Agreement shall be the exclusive payments, benefits and rights due to the Executive in connection with her transition and separation from employment with the Company;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Separation Date; Resignation from Position(s); Transition Period -

(a) The Executive’s effective date of separation from employment with the Company will be the date of the Closing (the “Separation Date”). The Executive hereby resigns from her position as Chief Legal Officer and from any and all other positions she holds as an officer of the Company or any subsidiary as of the Separation Date and further agrees to execute and deliver any documents reasonably necessary to effectuate such resignations, as requested by the Company.

(b) As of the Separation Date, the Employment Agreement will terminate and be of no further force or effect.

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(c) The period between the Effective Date and the Separation Date will be a transition period (the “Transition Period”). During the Transition Period, the Executive will continue to serve as Chief Legal Officer of the Company and will perform on a full-time basis those duties consistent with her position and use her best efforts to professionally, timely and cooperatively perform such duties, as well as such additional transition duties as may be requested by and at the direction of the Company or the Board. During the Transition Period, the Executive will continue to receive her current base salary, to participate in the Company’s benefit plans (pursuant to the terms and conditions of such plans) and to be entitled to paid time off in accordance with Company policy.

(d) In connection with the Executive’s separation from employment, the Executive shall be paid, in accordance with applicable law and the Company’s regular payroll practices, all unpaid base salary earned through her Separation Date, any amounts for accrued unused paid time off to which the Executive is entitled through such date in accordance with Company policy, and reimbursement of any properly incurred unreimbursed business expenses incurred through such date (together, the “Accrued Obligations”). As of the Executive’s Separation Date, all salary payments from the Company will cease and any benefits the Executive had as of such date under Company-provided benefit plans, programs, or practices will terminate, except as required by federal or state law or as otherwise specifically set forth in this Agreement.

(e) Except as specifically set forth in Section 2(d) below, the Executive’s outstanding equity awards will continue to vest and be exercisable in accordance with the terms of the applicable equity award agreement and the equity plan under which such award was granted.

2.

Consideration – In consideration of the Executive’s entering into and abiding by the commitments and obligations set forth in this Agreement, and provided the Executive (i) signs and returns this Agreement on the Effective Date, (ii) continues employment through the Separation Date in accordance with the terms hereof, (iii) signs and returns the Additional Release of Claims attached hereto as Attachment A (the “Additional Release”) no earlier than the Separation Date but by the later of the Separation Date and the twenty-second (22nd) day after the Receipt Date (as defined below), and does not timely revoke such Additional Release (as described therein), and (iv) complies with the terms of this Agreement, the Additional Release, and the Restrictive Covenant Agreements (as defined below), the Company will provide the Executive with the following (the “Consideration”), the payment of which shall be subject to the provisions of Exhibit A of the Employment Agreement:

(a) Severance Pay – Commencing on the Company’s first regularly scheduled payroll date that follows the Additional Release Effective Date (as defined below) (the “Payment Commencement Date”), and continuing for twelve (12) months following the Payment Commencement Date, the Executive will receive severance pay in the form of salary continuation payments, less all applicable taxes and withholdings, in accordance with the Company’s regular payroll practices, resulting in an aggregate payment to the Executive of an amount equal to twelve (12) months of the Executive’s base salary in effect on the Separation Date.

(b) Group Health Insurance – Should the Executive be eligible for and timely elect to continue receiving group health insurance coverage under the law known as COBRA, the Company shall, commencing on the Separation Date, and continuing until the earlier of (x) the date that is twelve (12) months following the Separation Date and (y) the end of the calendar month in which the Executive becomes eligible to receive group health insurance coverage under another employer’s benefit plan (the “COBRA Contribution Period”), pay the share of the premium for such coverage that it pays for active and similarly-situated employees receiving the same type of coverage, unless the Company’s provision of such COBRA payments would violate the nondiscrimination requirements of applicable law, in which case this benefit will not apply. The balance of such premiums during the COBRA Contribution Period and all premium costs after the COBRA Contribution Period, shall be paid by the Executive on a monthly basis during the elected period of

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health insurance coverage under COBRA for as long as, and to the extent that, she remains eligible for and elects to remain enrolled in COBRA continuation coverage. The Executive agrees that, should she become eligible for group health insurance coverage from another employer prior to the date that is twelve (12) months following the Separation Date, she will so inform the Company in writing within five (5) business days of becoming eligible for such coverage.

(c) Bonus – The Company shall provide the Executive with a bonus in an amount equal to $172,200, which equals 100% of her Target Bonus (as defined in the Employment Agreement) for the year 2022, as well as an additional $66,106 payment, which represents the retention bonus the Executive would have received on May 1, 2023 pursuant to the April 28, 2022 Retention Bonus Opportunity letter had the Executive remained employed on that date, both amounts less applicable taxes and withholdings. Further, in the event that the Separation Date occurs in 2023, the Company shall also provide the Executive with a pro-rated bonus for 2023, calculated by multiplying the Target Bonus by a fraction, the numerator of which is the number of days the Executive was employed by the Company in 2023 and the denominator of which is 365, less all applicable taxes and withholdings. This payment or payments, if applicable, shall be made to the Executive in accordance with the Company’s regular payroll practices in a lump sum on the Payment Commencement Date.

(d) Accelerated Vesting – All restricted stock units previously granted to the Executive by the Company shall become fully vested and free from forfeiture as of the Payment Commencement Date, and shall otherwise be subject to the applicable award agreements and plans under which the restricted stock units were granted.

(e) Consulting Agreement – Upon the Separation Date, the Company and the Executive shall enter into a consulting agreement in the form attached to this Agreement as Attachment B (the “Consulting Agreement”).

Other than the Consideration and the Accrued Obligations, the Executive will not be eligible for, nor shall she have a right to receive, any payments or benefits from the Company following the Separation Date.

For the avoidance of doubt, the Executive acknowledges that she is not eligible for or entitled to receive any severance benefits pursuant to the Employment Agreement other than as set forth above, and further acknowledges that she will not be eligible to receive the Consideration (or any payments or benefits from the Company other than the Accrued Obligations) if she fails to timely enter into this Agreement and the Additional Release or if her employment is terminated by the Company for Cause or by her for any reason prior to the Separation Date, or if she fails to comply with her obligations under this Agreement, the Additional Release or the Restrictive Covenant Agreements.

3.

Release of Claims – In exchange for the consideration set forth in this Agreement, which the Executive acknowledges she would not otherwise be entitled to receive, the Executive hereby fully, forever, irrevocably and unconditionally releases, remises and discharges the Company, its past and present affiliates, subsidiaries, parent companies, predecessors, and successors, and all of its and their respective past and present officers, directors, stockholders, partners, members, employees, agents, representatives, plan administrators, attorneys, insurers and fiduciaries (each in their individual and corporate capacities) (collectively, the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of

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every kind and nature that the Executive ever had or now has against any or all of the Released Parties, whether known or unknown, including, but not limited to, any and all claims arising out of or relating to the Executive’s employment with or separation from, and/or ownership of securities of the Company, including, but not limited to, all claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Genetic Information Nondiscrimination Act of 2008, 42 U.S.C. § 2000ff et seq., the Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101 et seq., the Rehabilitation Act of 1973, 29 U.S.C. § 701 et seq., Executive Order 11246, Executive Order 11141, the Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq., and the Employee Retirement Income Security Act of 1974 (“ERISA”), 29 U.S.C. § 1001 et seq., all as amended; all claims arising out of the Massachusetts Fair Employment Practices Act, Mass. Gen. Laws ch. 151B, § 1 et seq., the Massachusetts Civil Rights Act, Mass. Gen. Laws ch. 12, §§ 11H and 11I, the Massachusetts Equal Rights Act, Mass. Gen. Laws. ch. 93, § 102 and Mass. Gen. Laws ch. 214, § 1C, the Massachusetts Labor and Industries Act, Mass. Gen. Laws ch. 149, § 1 et seq., Mass. Gen. Laws ch. 214, § 1B (Massachusetts right of privacy law), the Massachusetts Parental Leave Act, Mass. Gen. Laws ch. 149, § 105D, the Massachusetts Paid Family and Medical Leave Act, Mass. Gen. Laws ch. 175m, § 1, et seq., the Massachusetts Earned Sick Time Law, Mass. Gen. Laws ch. 149, § 148c, and the Massachusetts Small Necessities Leave Act, Mass. Gen. Laws ch. 149, § 52D, all as amended; all rights and claims under the Massachusetts Wage Act, Mass. Gen. Laws ch. 149, § 148 et seq., as amended (Massachusetts law regarding payment of wages and overtime), including any rights or claims thereunder to unpaid wages, including overtime, bonuses, commissions, and accrued, unused vacation time; all common law claims including, but not limited to, actions in defamation, intentional infliction of emotional distress, misrepresentation, fraud, wrongful discharge, and breach of contract (including, without limitation, all claims arising out of or related to the Employment Agreement); all claims to any non-vested ownership interest in the Company, contractual or otherwise (except for any such interests that continue to vest during the Transition Period due to the Executive’s continued employment during such period or during the Executive’s service as a consultant for the period the Executive is providing services under the Consulting Agreement (the “Consulting Term”); all state and federal whistleblower claims to the maximum extent permitted by law; and any claim or damage arising out of Executive’s employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that this release of claims shall not (i) prevent the Executive from filing a charge with, cooperating with, or participating in any investigation or proceeding before, the Equal Employment Opportunity Commission or a state fair employment practices agency (except that the Executive acknowledges that she may not recover any monetary benefits in connection with any such charge, investigation, or proceeding, and the Executive further waives any rights or claims to any payment, benefit, attorneys’ fees or other remedial relief in connection with any such charge, investigation or proceeding), (ii) deprive the Executive of her rights with respect to the Consideration, or any vested rights under any employee benefit plan or policy, stock plan or deferred compensation arrangement, or any health care continuation to the extent required by applicable law; (iii) deprive the Executive of any rights the Executive may have to be indemnified by the Company as provided in any agreement between the Company and the Executive or pursuant to the Company’s Certificate of Incorporation or by-laws; or (iv) apply to any claims under the Age Discrimination in Employment Act.

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4.

Continuing Obligations – The Executive acknowledges and reaffirms her obligation, except as otherwise permitted by Section 8 below, both during the Transition Period and thereafter, to keep confidential and not to use or disclose any and all non-public information concerning the Company acquired by her during the course of her employment with the Company, including, but not limited to, any non-public information concerning the Company’s business, operations, products, programs, affairs, performance, personnel, technology, science, intellectual property, plans, strategies, approaches, prospects, financial condition or development related matters. The Executive also acknowledges all of her continuing obligations pursuant to the Invention and Nondisclosure Agreement and Noncompetition Agreement (the “Restrictive Covenant Agreements”) she executed in connection with her employment, which survive her separation from employment with the Company and shall remain in full force and effect.

5.

Non-Disparagement– The Executive understands and agrees that, except as otherwise permitted by Section 8 below, she will not, either during the Transition Period or thereafter, in public or private, make any false, disparaging, negative, critical, adverse, derogatory or defamatory statements, whether orally or in writing, including online (including, without limitation, on any social media, networking, or employer review site) or otherwise, to any person or entity, including, but not limited to, any media outlet, industry group, key opinion leader, financial institution, research analyst or current or former employee, board member, consultant, shareholder, client or customer of the Company, regarding the Company, or any of the other Released Parties, or regarding the Company’s business, operations, products, programs, affairs, performance, personnel, technology, science, intellectual property, plans, strategies, approaches, prospects, financial condition or development related matters. Likewise, the Company agrees to instruct its officers and directors not to make any false, disparaging, negative, critical, adverse, derogatory or defamatory statements, whether orally or in writing, including online (including, without limitation, on any social media, networking, or employee review site) or otherwise, to any person or entity, including, but not limited to, any media outlet, industry group, key opinion leader, financial institution, research analyst or current or former employee, board member, consultant, shareholder, client or customer of the Company, regarding the Executive; provided, however, that nothing herein shall be construed as requiring the Company to instruct any person not to make truthful disclosures to any governmental entity or in any litigation, agency action or arbitration.

6.

Return of Company Property – The Executive confirms that, no later than the Separation Date (or at such earlier time as requested by the Company), she will return to the Company all property of the Company, tangible or intangible, including but not limited to keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software and printers, wireless handheld devices, cellular phones, tablets, etc.), Company identification and any other Company-owned property in her possession or control and that she will leave intact all electronic Company documents, including but not limited to those that she developed or helped to develop during her employment. The Executive further confirms that, no later than the Separation Date (or at such earlier time as requested by the Company), she will cancel all accounts for her benefit, if any, in the Company’s name, including but not limited to, credit cards, telephone charge cards, cellular phone and/or wireless data accounts and computer accounts.

7.

Confidentiality – The Executive understands and agrees that, except as otherwise permitted by Section 8 below, the contents of the negotiations and discussions resulting in this Agreement and the Additional Release shall be maintained as confidential by the Executive and her agents and representatives and shall not be disclosed except as otherwise agreed to in writing by the Company.

8.

Scope of Disclosure Restrictions – Nothing in this Agreement, the Additional Release, or elsewhere prohibits the Executive from communicating with government agencies about possible violations of federal, state, or local laws or otherwise providing information to government agencies, filing a complaint with government agencies, or participating in government agency investigations or proceedings. The Executive is not required to notify the Company of any such communications; provided, however, that nothing herein authorizes the disclosure of information the Executive obtained through a communication that was subject to the attorney-client privilege.

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Further, notwithstanding the Executive’s confidentiality and nondisclosure obligations, the Executive is hereby advised as follows pursuant to the Defend Trade Secrets Act: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.”

9.

Cooperation –The Executive agrees that, to the extent permitted by law, she shall cooperate fully with the Company in the investigation, defense or prosecution of any claims or actions which already have been brought, are currently pending, or which may be brought in the future against the Company by a third party or by or on behalf of the Company against any third party, whether before a state or federal court, any state or federal government agency, or a mediator or arbitrator. The Executive’s full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with the Company’s counsel, at reasonable times and locations designated by the Company, to investigate or prepare the Company’s claims or defenses, to prepare for trial or discovery or an administrative hearing, mediation, arbitration or other proceeding, to provide any relevant information in her possession, and to act as a witness when requested by the Company. The Executive further agrees that, to the extent permitted by law, she will notify the Company promptly in the event that she is served with a subpoena (other than a subpoena issued by a government agency), or in the event that she is asked to provide a third party (other than a government agency) with information concerning any actual or potential complaint or claim against the Company.

10.

Amendment and Waiver – This Agreement and the Additional Release, upon their respective effective dates, shall be binding upon the Parties and may not be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by duly authorized representatives of the Parties. This Agreement and the Additional Release are binding upon and shall inure to the benefit of the Parties and their respective agents, assigns, heirs, executors/administrators/personal representatives, and successors. No delay or omission by the Company in exercising any right under this Agreement or the Additional Release shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar to or waiver of any right on any other occasion.

11.

Validity – Should any provision of this Agreement or the Additional Release be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement or the Additional Release.

12.

Nature of Agreement – Both Parties understand and agree that this Agreement, including the Additional Release, is a separation and release of claims agreement and does not constitute an admission of liability or wrongdoing on the part of the Company or the Executive.

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13.

Acknowledgments – The Executive acknowledges that she was initially presented with this Agreement on September 29, 2022 (the “Receipt Date”). The Executive acknowledges that she has been given a reasonable amount of time to consider this Agreement, and at least twenty-one (21) days from the Receipt Date to consider the Additional Release (such 21-day period, the “Consideration Period”), and that the Company is hereby advising her to consult with an attorney of her own choosing prior to signing this Agreement and the Additional Release. The Executive further acknowledges and agrees that any changes made to this Agreement, the Additional Release, or any exhibits or attachments hereto following her initial receipt of such documents on the Receipt Date, whether material or immaterial, shall not re-start or affect in any manner the Consideration Period. The Executive understands that she may revoke the Additional Release for a period of seven (7) days after she signs it by notifying the Company in writing, and that the Additional Release shall not be effective or enforceable until the expiration of the seven (7) day revocation period (the day immediately following expiration of such revocation period, the “Additional Release Effective Date”). The Executive understands and agrees that by entering into the Additional Release she will be waiving any and all rights or claims she might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, and that she will have received consideration beyond that to which she was previously entitled. The Executive further understands that she will not be eligible to receive the Consideration unless she timely signs, returns, and does not revoke the Additional Release.

14.

Voluntary Assent – The Executive affirms that no other promises or agreements of any kind have been made to or with the Executive by any person or entity whatsoever to cause her to sign this Agreement, and that she fully understands the meaning and intent of this Agreement and that she has had the opportunity to consult with counsel of her own choosing. The Executive further states and represents that she has carefully read this Agreement, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs her name of her own free act.

15.

Governing Law – This Agreement and the Additional Release shall be interpreted and construed by the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions. Each of the Company and the Executive hereby irrevocably submits to and acknowledges and recognizes the exclusive jurisdiction and venue of the courts of the Commonwealth of Massachusetts, or if appropriate, the United States District Court for the District of Massachusetts (which courts, for purposes of this Agreement and the Additional Release, are the only courts of competent jurisdiction), over any suit, action or other proceeding arising out of, under or in connection with this Agreement and the Additional Release or the subject matter thereof.

16.

Entire Agreement – This Agreement, including the Additional Release, and the Restrictive Covenant Agreements, contain and constitute the entire understanding and agreement between the Parties hereto with respect to the Executive’s transition and separation from the Company, and the settlement of claims against the Company, and cancels all previous oral and written negotiations, agreements, commitments and writings in connection therewith.

17.

Tax Acknowledgement – In connection with the Consideration provided to the Executive pursuant to this Agreement and the Additional Release, the Company shall withhold and remit to the tax authorities the amounts required under applicable law, and the Executive shall be responsible for all applicable taxes with respect to such Consideration under applicable law. The Executive acknowledges that she is not relying upon the advice or representation of the Company with respect to the tax treatment of any of the Consideration set forth in Section 2 of this Agreement.

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18.

Counterparts – This Agreement and the Additional Release may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement. Facsimile and PDF signatures shall be deemed to be of equal force and effect as originals.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Parties have set their hands and seals to this Agreement as of the date(s) written below.

SOLID BIOSCIENCES INC.

By:	/s/ Ilan Ganot	Date: 9/29/2022
Name:	Ilan Ganot
Title:	President and Chief Executive Officer

I hereby agree to the terms and conditions set forth above. I have been given a reasonable amount of time to consider this Agreement and I have chosen to execute this on the date below. I further understand that my receipt of the Consideration is contingent upon my timely execution, return and non-revocation of the Additional Release, and that I have been given at least twenty-one (21) days to consider such Additional Release and will have seven (7) days in which to revoke my acceptance after I sign such Additional Release.

ERIN POWERS BRENNAN

/s/ Erin Powers Brennan	Date: 9/29/2022

[Signature Page to Transition, Separation and Release of Claims Agreement]

ATTACHMENT A

ADDITIONAL RELEASE OF CLAIMS

This Additional Release of Claims (this “Additional Release”) is made by the Executive as of the date set forth opposite her signature below. Capitalized terms used but not defined herein have the meanings set forth in the Executive Services and Transition Agreement to which this Additional Release is attached as Attachment A (the “Agreement”).

WHEREAS, the Executive’s Separation Date has occurred on or prior to the execution of this Additional Release; and

WHEREAS, the Executive is entering into this Additional Release in accordance with the terms and conditions set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Agreement and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive hereby agrees as follows:

1. Release – In exchange for the Consideration set forth in the Agreement, which the Executive acknowledges she would not otherwise be entitled to receive, the Executive hereby fully, forever, irrevocably and unconditionally releases, remises and discharges the Company, its past and present affiliates, subsidiaries, parent companies, predecessors, and successors, and all of its and their respective past and present officers, directors, stockholders, partners, members, employees, agents, representatives, plan administrators, attorneys, insurers and fiduciaries (each in their individual and corporate capacities) (collectively, the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of every kind and nature that the Executive ever had or now has against any or all of the Released Parties, whether known or unknown, including, but not limited to, any and all claims arising out of or relating to Executive’s employment with or separation from, and/or ownership of securities of the Company, including, but not limited to, all claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., the Genetic Information Nondiscrimination Act of 2008, 42 U.S.C. § 2000ff et seq., the Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101 et seq., the Rehabilitation Act of 1973, 29 U.S.C. § 701 et seq., Executive Order 11246, Executive Order 11141, the Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq., and the Employee Retirement Income Security Act of 1974 (“ERISA”), 29 U.S.C. § 1001 et seq., all as amended; all claims arising out of the Massachusetts Fair Employment Practices Act, Mass. Gen. Laws ch. 151B, § 1 et seq., the Massachusetts Civil Rights Act, Mass. Gen. Laws ch. 12, §§ 11H and 11I, the Massachusetts Equal Rights Act, Mass. Gen. Laws. ch. 93, § 102 and Mass. Gen. Laws ch. 214, § 1C, the Massachusetts Labor and Industries Act, Mass. Gen. Laws ch. 149, § 1 et seq., Mass. Gen. Laws ch. 214, § 1B (Massachusetts right of privacy law), the Massachusetts Parental Leave Act, Mass. Gen. Laws ch. 149, § 105D, the Massachusetts Paid Family and Medical Leave Act, Mass. Gen. Laws ch. 175m, § 1, et seq., the Massachusetts Earned Sick Time Law, Mass. Gen. Laws ch. 149, § 148c, and the Massachusetts Small Necessities Leave Act, Mass. Gen. Laws ch. 149, § 52D, all as amended; all rights and claims under the Massachusetts Wage Act, Mass. Gen. Laws ch. 149, § 148 et seq., as amended (Massachusetts law regarding payment of wages and overtime), including any rights or claims thereunder to unpaid wages, including overtime, bonuses, commissions, and accrued, unused vacation time; all common law claims including, but not limited to, actions in defamation, intentional infliction of emotional distress, misrepresentation, fraud, wrongful discharge, and breach of contract (including, without limitation, all claims arising out of or related to the Employment Agreement); all claims to any non-vested ownership interest in the Company, contractual or otherwise (except for any such interests that continued to vest during the Transition Period due to the Executive’s continued employment during such period or continue to vest during the Executive’s service as a consultant for the Consulting Term); all state and federal whistleblower claims to the maximum extent permitted by law; and any claim or damage arising out of the Executive’s employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that this release of claims shall not (i) prevent the Executive from filing a charge with, cooperating with, or participating in any investigation or proceeding before, the Equal Employment Opportunity Commission or a state fair employment practices agency (except that the Executive acknowledges that she may not recover any monetary benefits in connection with any such charge, investigation, or proceeding, and the Executive further waives any rights or claims to any payment, benefit, attorneys’ fees or other remedial relief in connection with any such charge, investigation or proceeding), (ii) deprive the Executive of her rights with respect to the Consideration, as set forth in the Agreement, or any vested rights under any employee benefit plan or policy, stock plan or deferred compensation arrangement, or any health care continuation to the extent required by applicable law; or (iii) deprive the Executive of any rights the Executive may have to be indemnified by the Company as provided in any agreement between the Company and the Executive or pursuant to the Company’s Certificate of Incorporation or by-laws.

2. Return of Company Property – The Executive confirms that she has returned to the Company all keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software, printers, flash drives and other storage devices, wireless handheld devices, cellular phones, tablets, etc.), Company identification, and any other Company owned property in her possession or control, and that she has left intact all, and has otherwise not destroyed, deleted, or made inaccessible to the Company any, electronic Company documents, including, but not limited to, those that she developed or helped to develop during her employment, and that she has not (a) retained any copies in any form or media; (b) maintained access to any copies in any form, media, or location; (c) stored any copies in any physical or electronic locations that are not readily accessible or known to the Company or that remain accessible to her; or (d) sent, given, or made accessible any copies to any persons or entities that the Company has not authorized to receive such electronic or hard copies. The Executive further confirms that she has cancelled all accounts for her benefit, if any, in the Company’s name, including but not limited to, credit cards, telephone charge cards, cellular phone accounts, and computer accounts.

3. Business Expenses; Final Compensation – The Executive acknowledges that she has been reimbursed by the Company for all business expenses incurred in conjunction with the performance of her employment and that no other reimbursements are owed to her. The Executive further acknowledges that she has received all compensation due to her from the Company, including, but not limited to, all wages, bonuses and accrued, unused vacation time, and that she is not eligible or entitled to receive any additional payments or consideration from the Company beyond the Consideration.

4. Time for Consideration; Acknowledgments – The Executive acknowledges that, in order to receive the Consideration, she must sign and return this Additional Release no earlier than the Separation Date but by the later of the Separation Date and the twenty-second (22nd) day after the Receipt Date and she must continue to comply with her obligations under the Restrictive Covenant Provisions. The Executive acknowledges that she has been given at least twenty-one (21) days to consider this Additional Release, and that the Company advised her to consult with an attorney of her own choosing prior to signing this Additional Release. The Executive understands that she may revoke this Additional Release for a period of seven (7) days after she signs it by notifying the Company in writing, and the Additional Release shall not be effective or enforceable until the expiration of this seven (7) day revocation period. In the event the Executive executes this Additional Release within less than twenty-one (21) days after the Receipt Date, she acknowledges that such decision is entirely voluntary and that she has had the opportunity to consider such release until the end of the twenty-one (21) day period. The Executive understands and agrees that by entering into this Additional Release, she is waiving any and all rights or claims she might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, and that she has received consideration beyond that to which she was previously entitled. For the avoidance of doubt, this Additional Release supplements, and in no way limits, the Agreement.

5. Voluntary Assent – The Executive affirms that no other promises or agreements of any kind have been made to or with her by any person or entity whatsoever to cause her to sign this Additional Release, and that she fully understands the meaning and intent of this Additional Release. The Executive states and represents that she has had an opportunity to fully discuss and review the terms of this Additional Release with an attorney. The Executive further states and represents that she has carefully read this Additional Release, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs her name of her own free act. The Executive hereby provides this Additional Release as of the date below and acknowledges that she will not be entitled to receive the Consideration set forth in the Agreement unless this Additional Release becomes effective and enforceable.

I hereby provide this Additional Release as of the current date and acknowledge that the execution of this Additional Release is in further exchange for the Consideration, to which I acknowledge I would not be entitled if I did not enter into this Additional Release. I intend that this Additional Release will become a binding agreement between me and the Company if I do not revoke my acceptance in seven (7) days.

ERIN POWERS BRENNAN

Date:__________________________________

To be signed and returned no earlier than the Separation Date but by the later of the Separation Date and the twenty-second (22nd) day after the Receipt Date.

ATTACHMENT B

CONSULTING AGREEMENT

Incorporated by reference to Exhibit 10.9 of this Current Report on Form 8-K filed with the Securities Exchange Commission on September 30, 2022

EXHIBIT 10.9

CONSULTING AGREEMENT

This Consulting Agreement (together with Exhibit A, the “Agreement”), is by and between Erin Brennan (the “Special Advisor”), and Solid Biosciences Inc., a Delaware corporation (together with its affiliates, the “Company”), having an address at 500 Rutherford Avenue, Third Floor, Charlestown, MA 02129.

WHEREAS, Special Advisor has been employed as the Chief Legal Officer of the Company;

WHEREAS, Special Advisor has entered into the Executive Transition and Separation Agreement to which this Agreement is attached; and

WHEREAS, effective on the Separation Date (as defined in the Executive Transition and Separation Agreement), Special Advisor will serve as a consultant to the Company and will provide consulting and advisory services to the Company pursuant to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Special Advisor and the Company agree as follows:

1. Services. Company retains Special Advisor, and Special Advisor agrees to provide, consulting and advisory services to Company, as requested from time to time by Company. Special Advisor shall provide up to eight (8) hours of Services weekly over the first six (6) months of the Term of this Agreement and shall provide Services on an ad hoc basis for the remainder of the Term (but shall at no time provide more than eight (8) hours of Services per week). Special Advisor’s duties are described in Exhibit A attached hereto (the “Services”).

2. Compensation. As consideration for Services provided under this Agreement, the Company shall pay to Special Advisor a consulting fee of $400.00 per hour. Special Advisor shall submit to the Company semi-monthly statements, in a form satisfactory to the Company, of services performed for the Company in the applicable time period. Within thirty (30) days after receipt of the statement, the Company shall pay to Special Advisor the consulting fees for all services invoiced in the statement.

3. Work-Made-for Hire.

(a) All right, title and interest in any and all writings, ideas, inventions, know-how, designs, improvements or other property created during Special Advisor’s consulting and advisory relationship relating in any way to the assets, business or operations of the Company, constituting copyrights, patents, trademarks, service marks and related rights or other forms of proprietary rights or information (regardless of whether any such copyrights, patents, trademarks and service marks or other rights have or may be registered) that are created, adapted or improved by Special Advisor (whether alone or in conjunction with any other person or employee), and all material created during Special Advisor’s consulting and advisory relationship that includes any of the foregoing (collectively, “Covered Material”), shall be owned by the Company and to the extent that it includes copyrightable subject matter, shall be deemed a work made for hire for the Company within the meaning of the United States Copyright Act of 1976 and for all other purposes. If any Covered Material is deemed not to be work made for hire, such Covered Material is hereby assigned by Special Advisor to the Company and Special Advisor shall not have or claim to have, under this Agreement or otherwise, any right, title or interest of any kind or nature whatsoever in such Covered Material.

(b) The Company shall have the right to apply for and obtain registrations in the United States Copyright Office and the United States Patent and Trademark Office, in its own or its designee’s name, of its rights in any or all of the Covered Material. If for any reason the rights in any Covered Material are registered, or applied to be registered, in Special Advisor’s name, Special Advisor shall assign in writing such application or registration to the Company and hereby authorizes and appoints the Company as its agent for the purpose of recording such assignment.

(c) Upon request of the Company, Special Advisor shall execute, acknowledge and deliver all applications, assignments or other instruments; make or cause to be made all rightful oaths; testify in all legal proceedings; communicate all known facts which relate to such works, copyrights, inventions, ideas, discoveries, designs and improvements; perform all lawful acts and otherwise render all such assistance as the Company may deem necessary to protect the Company’s interest therein, including any assistance which the Company shall deem necessary in connection with any proceeding or litigation involving the same. The Company shall reimburse Special Advisor for all reasonable out-of-pocket costs incurred by Special Advisor in rendering any such assistance requested by the Company pursuant to this Section. In the event that Special Advisor should fail or refuse to execute such documents within a reasonable time, Special Advisor appoints the Company as his agent and attorney to execute and deliver any such documents on Special Advisor’s behalf.

4. Nondisclosure. Special Advisor agrees to (a) hold Confidential Information (as defined below) in confidence; (b) not disclose any Confidential Information to any third party without the prior written consent of the Company; (c) not use Confidential Information for any purpose except solely as required to perform the Services; and (d) treat Confidential Information with no less than a reasonable degree of care. For purposes of this Agreement, the term “Confidential Information” means any and all information and derivative information, in whatever form or medium, including oral information, concerning or relating to the Company or information of any third party that the Company is under an obligation to keep confidential or that is maintained by the Company as confidential, including, without limitation, intellectual property of the Company, such as, but not limited to, Covered Material, patent applications, copyrights, copyright applications, and trade secrets; information regarding or resulting from research and development activities performed by or on behalf of the Company and other projects (such as, but not limited to, preclinical and clinical data, design details and specifications, engineering information, and works in process); and business and financial information (such as, but not limited to, current, future, and proposed products and services, financial information and models, information relating to procurement requirements, purchasing, manufacturing, investors, customer lists, customers, suppliers, facilities, product plans, product ideas, business strategies, marketing or business plans, financial or personnel matters, investors, employees, business and contractual relationships, business forecasts, sales, strategies, operations, policies, procedures, commercialization capabilities, and information regarding third parties). Notwithstanding the foregoing, Confidential Information does not include information that Special Advisor can demonstrate: (a) is publicly known and generally available in the public domain other than in consequence of improper action by any person; or (b) was acquired by Special Advisor free and clear of any duty of confidentiality or restricted use and without improper action by the transferor of such information or any other person. Special Advisor shall keep confidential all matters entrusted to Special Advisor by or on behalf of the Company and shall not use or attempt to use any Confidential Information except as may be required in the ordinary course of performing Special Advisor’s duties as a consultant to the Company, and Special Advisor shall not use any Confidential Information in any manner that may injure or cause loss or may be calculated to injure or cause loss to the Company, whether directly or indirectly. Nothing in this Agreement prohibits Special Advisor from reporting possible violations of federal or state law or regulations to any governmental agency or entity or self-regulatory institution, including but not limited to the Equal Employment Opportunity Commission, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, Congress, and any Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal or state law or regulation. Prior authorization of the Company shall not be required to make any such reports or disclosures and Special Advisor is not required to notify the Company that Special Advisor has made such reports or disclosures.

5. Compliance with Laws. Special Advisor agrees to provide the Services to the Company and its affiliates in accordance with all applicable laws and regulations and the highest professional standards. Special Advisor represents and warrants that Special Advisor has not been, and is not under consideration to be (a) debarred from providing services pursuant to Section 306 of the United States Federal Food Drug and Cosmetic Act, 21 U.S.C. § 335a; (b) excluded, debarred or suspended from, or otherwise ineligible to participate in, any federal or state health care program or federal procurement or non-procurement programs (as that term is defined in 42 U.S.C. § 1320a-7b(f)); (c) disqualified by any government or regulatory agencies from performing specific services, and is not subject to a pending disqualification proceeding; or (d) convicted of a criminal offense related to the provision of health care items or services, or under investigation or subject to any such action that is pending.

6. Compliance with Obligations to Third Parties. Special Advisor represents and warrants to the Company that the terms of this Agreement and Special Advisor’s performance of Services do not and will not conflict with any of Special Advisor’s obligations to any third parties. Special Advisor represents that Special Advisor has not brought and will not bring with Special Advisor to the Company or use in the performance of the Services any equipment, funds, space, personnel, facilities, confidential information, trade secrets or other resources of any third party which are not generally available to the public, nor will Special Advisor take any other action that would result in a third-party asserting ownership of, or other rights in, any Covered Material. If Special Advisor is a faculty member at or employee of a university or hospital or another organization or company (“Institution”), Special Advisor represents and warrants that Special Advisor is not prohibited by any applicable policy of such Institution, including without limitation any policy addressing conflicts of interest or intellectual property, from performing external consulting services and assigning rights to intellectual property arising from such services to the Company or a third party. To the extent Special Advisor is subject to any policy of his/her employer that requires approval of agreements governing external consulting services, Special Advisor represents that such approval has been given and covenants that such approval will be obtained prior to entering into any amendment to this Agreement requiring such approval.

7. Non-hire of Employees and Consultants. During the Term and for a one year period thereafter, Special Advisor will not (except on the Company’s behalf), directly or indirectly, alone or as a consultant, partner, officer, director, employee, joint venturer, lender or stockholder of any entity, employ, hire, retain, attempt to employ, hire or retain, or knowingly permit any company or business organization by which Special Advisor is employed or which is directly or indirectly controlled by Special Advisor to employ, hire or retain, any Company employee or consultant, or any such person whose employment or consultancy with the Company has terminated within six months prior to or after the termination of this Agreement.

8. Nonsolicitation of Employees and Consultants. During the Term and for a one year period thereafter, Special Advisor will not (except on the Company’s behalf), directly or indirectly, alone or as a consultant, partner, officer, director, employee, joint venturer, lender or stockholder of any entity, in any manner seek to solicit or induce any Company employee or consultant, or any such person whose employment or consultancy with the Company has terminated within six months prior to or after the termination of this Agreement, to leave his or her employment or consultancy with the Company, or assist in the recruitment or hiring of any such person.

9. Nondisparagement. Special Advisor shall not at any time, whether during or after the Term, regardless of the reason for such termination, make to any person or entity disparaging, critical or otherwise detrimental comments of a business or personal nature relating to the Company or its personnel.

10. Use of Name. Special Advisor will not use the name, logo, trade name, service mark, or trademark, or any simulation, abbreviation, or adaptation of same, or the name of the Company or any of its affiliates for publicity, promotion, or other uses without the Company’s prior written consent.

11. Company Property. Special Advisor shall not make, use or permit to be used any Company Property otherwise than for the benefit of the Company. The term “Company Property” shall include all Confidential Information; the Company’s records, files and data; all Company computers, cellular telephones, personal digital assistants, credit and/or calling cards, keys, access cards and the like; and all other documentation or materials of any nature and in any form, whether written, printed, electronic or in digital format or otherwise, relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs and any other Company property in Special Advisor’s possession, custody or control. Special Advisor further agrees that upon expiration or termination of this Agreement or earlier at the Company’s request, Special Advisor shall immediately return all Company Property to the Company. Special Advisor acknowledges and agrees that all Company Property shall be and remain the sole and exclusive property of the Company. Immediately upon the expiration or termination of this Agreement, Special Advisor shall deliver all Company Property in Special Advisor’s possession, and all copies thereof, to the Company.

12. Term & Termination. The term of this Agreement will commence on the Separation Date and expire on the date that is 9 months following the Separation Date, unless earlier terminated in accordance with this Section 12 (the “Term”). Notwithstanding the foregoing, either party may terminate this Agreement, for any or no reason, on at least ten (10) days’ prior notice, and the Company may terminate this Agreement for “Cause” immediately upon notice. In the event of termination, Special Advisor shall be entitled to payment for Services performed prior to the effective date of termination for which payment has not previously been made. Further, in the event of a termination of this Agreement by the Company without Cause prior to the date that is 9 months following the Separation Date, and provided that Special Advisor timely executes a release of claims in a form to be provided by the Company, the vesting of any stock options granted to the Special Advisor by the Company which options were outstanding as of the Separation Date and that remain unvested at the time of the termination of Services shall be accelerated in full, and the stock options shall otherwise remain subject to the applicable stock option agreement and the plan under which the options were granted. Payment by the Company for Services performed prior to the effective date of termination as well as the accelerated vesting of the stock options described in the preceding sentence, shall constitute full settlement of any and all claims of Special Advisor of every description against the Company. For purposes of this Agreement, a termination shall be for Cause if the Company determines that any one or more of the following has occurred:

(i) Special Advisor has committed an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company;

(ii) Special Advisor has been convicted of, or pleaded guilty or nolo contendere to, any crime triable upon indictment or involving moral turpitude; or

(iii) Special Advisor has engaged in the unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises.

13. Notices. All notices required or permitted under this Agreement must be in writing and must be given by directing the notice to the address for the receiving party set forth in this Agreement with respect to the Company or to the address on file with the Company with respect to Special Advisor, or at such other address as the receiving party may specify in writing under this procedure. Notices to Company will be marked “Attention: Chief Legal Officer.” All notices must be given (i) by personal delivery, with receipt acknowledged, (ii) by prepaid certified or registered mail, return receipt requested, or (iii) by prepaid recognized next business day delivery service. Notices will be effective upon receipt or at a later date stated in the notice.

14. Remedies. Special Advisor agrees that (i) the Company may be irreparably injured by a breach of this Agreement by Special Advisor; (ii) money damages would not be an adequate remedy for any such breach; (iii) as a remedy for any such breach Company will be entitled to seek equitable relief, including injunctive relief and specific performance, without being required by Special Advisor to post a bond; and (iv) such remedy will not be the exclusive remedy for any breach of this Agreement.

15. Independent Contractor; Taxes

(a) Special Advisor is an independent contractor and not an employee of the Company. Special Advisor shall be responsible for all taxes arising from compensation and other amounts paid under this Agreement. Neither federal, state or local income tax, nor payroll tax of any kind, shall be withheld or paid by the Company on Special Advisor’s behalf. Special Advisor will not be eligible for, and shall not participate in, any employee pension, health, welfare, or other fringe benefit plan of the Company.

(b) Special Advisor is not authorized to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of, the Company or to bind the Company in any manner.

(c) Special Advisor shall have the right to control and determine the time, place, methods, manner and means of performing the Services. In performing the Services, the amount of time devoted by the Consultant on any given day will be entirely within Special Advisor’s control, and the Company will rely on Special Advisor to put in the amount of time necessary to fulfill the requirements of this Agreement. Special Advisor will provide all equipment and supplies required to perform the Services. Special Advisor is not required to attend regular meetings at the Company. However, upon reasonable notice, Special Advisor shall meet with representatives of the Company at a location to be designated by the parties to this Agreement.

(d) In the performance of the Services, Special Advisor has the authority to control and direct the performance of the details of the Services, the Company being interested only in the results obtained. However, the Services contemplated by the Agreement must meet the Company’s standards and approval and shall be subject to the Company’s general right of inspection and supervision to secure their satisfactory completion.

(e) Special Advisor shall be solely responsible for all state and federal income taxes, unemployment insurance and social security taxes in connection with this Agreement and for maintaining adequate workers’ compensation insurance coverage.

(f) Waiver; Amendments. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof. In addition, any amendment to or modification of this Agreement or any waiver of any provision hereof must be agreed to in writing by both parties.

16. Severability. Special Advisor agrees that each provision and the subparts of each provision herein shall be treated as separate and independent clauses, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses of the Agreement. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear. Special Advisor hereby further agrees that the language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either of the parties.

17. Survival. Special Advisor’s obligations under Section 3 through 21 of this Agreement shall survive the expiration or termination of this Agreement and shall be binding upon Special Advisor’s successors, heirs, executors, administrators and legal representatives.

18. Assignment. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns. Special Advisor may not assign this Agreement. In no event will Special Advisor assign or delegate responsibility for actual performance of the Services to any third party.

19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws of such state. The parties agree to submit to the exclusive jurisdiction of the state and federal courts located in Commonwealth of Massachusetts and waive any defense of inconvenient forum to the maintenance of any action or proceeding in such courts.

20. Entire Agreement. This Agreement sets forth the complete, sole and entire agreement between the parties with respect to the subject matter herein and supersedes any and all other agreements, negotiations, discussions, proposals, or understandings, whether oral or written, previously entered into, discussed or considered by the parties.

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile or portable document format (“.pdf”) copy of this Agreement, including the signature pages, will be deemed an original.

IN WITNESS HEREOF, Special Advisor has executed this Agreement as of the last date written below.

SOLID BIOSCIENCES INC.		ERIN POWERS BRENNAN

By:	/s/ Ilan Ganot	/s/ Erin Powers Brennan
Name: Ilan Ganot Title: President and Chief Executive Officer
Date: 9/29/2022		Date: 9/29/2022

EXHIBIT 99.1

Solid Biosciences Announces Acquisition of AavantiBio and Concurrent $75 Million Private Placement

- Transactions to create a precision genetic medicine company focused on neuromuscular and cardiac rare diseases, led by industry veteran and current AavantiBio CEO, Bo Cumbo -

- Strong synergies expected by combining key assets, including product candidates for Duchenne muscular dystrophy, Friedreich’s ataxia, BAG3 mediated dilated cardiomyopathy and other undisclosed cardiac diseases, novel capsid libraries, and personnel -

- Combined company is expected to have approximately $215 million in cash and investments, which is expected to fund the combined company into 2025 and support attainment of key milestones for lead gene therapy programs -

- Companies to Host Conference Call today, September 30, 2022 at 8:00 AM ET -

CHARLESTOWN, Mass. and CAMBRIDGE, Mass., September 30, 2022 – Solid Biosciences Inc. (Nasdaq: SLDB), a life sciences company focused on advancing meaningful therapies for Duchenne muscular dystrophy (Duchenne), and AavantiBio, Inc., a privately-held gene therapy company focused on transforming the lives of patients with Friedreich’s ataxia and rare cardiomyopathies, today announced that the companies have entered into a definitive merger agreement whereby Solid will acquire AavantiBio, including its pipeline assets and net cash. The combined company will focus on advancing a portfolio of neuromuscular and cardiac programs, led by SGT-003, a differentiated gene transfer candidate, for the treatment of Duchenne. Additional pipeline programs include AVB-202, a gene transfer candidate for the treatment of Friedreich’s ataxia, AVB-401 for BAG3 mediated dilated cardiomyopathy, and additional assets for the treatment of undisclosed cardiac diseases. Following approval by Solid stockholders, the combined company will operate as Solid Biosciences, will trade on Nasdaq under the ticker symbol “SLDB” and Bo Cumbo, the current Chief Executive Officer of AavantiBio, will assume the role of President and CEO of Solid Biosciences.

In support of the acquisition, Solid announced it has entered into a securities purchase agreement with a select group of institutional investors and accredited investors for a $75 million private placement that is expected to close concurrently with the closing of the merger. The private placement is being led by existing investors Perceptive Advisors, LLC, RA Capital Management and Bain Capital Life Sciences, and other new and existing investors participating in the private placement include CaaS Capital Management, Invus, Laurion Capital Management and Pura Vida Investments.

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Immediately following the closing of the merger and financing, the total cash and investments of the combined company is expected to be approximately $215 million. Solid expects this will be sufficient to fund the combined company’s planned operating expenses and capital expenditure requirements into 2025 and enable the potential attainment of key milestones for the combined company’s lead programs. The merger and private placement are expected to close in the fourth quarter of 2022, subject to customary closing conditions.

“I created Solid with my wife, Annie, and our co-founders nearly ten years ago, to bring meaningful treatment options to patients and families who, like ours, live with the devastating consequences of Duchenne muscular dystrophy,” said Ilan Ganot, President, Chief Executive Officer and Co-Founder of Solid Biosciences. “This acquisition provides exciting opportunities to bring our potentially best-in-class Duchenne gene transfer candidate, SGT-003, to patients and to expand our portfolio with innovative gene therapies designed to address significant unmet need in additional, adjacent rare disease indications. Bo Cumbo will assume the role of President and CEO and is a seasoned biotech executive with extensive expertise in bringing products through development and commercialization. I look forward to helping Bo with the leadership transition following the acquisition, and I am grateful to the investors who continue to support Solid’s critical efforts.”

“I am excited for the opportunity to lead Solid Biosciences and to help build a leading genetic medicine company with a focus on neuromuscular and cardiac rare diseases,” said Bo Cumbo, President and Chief Executive Officer of AavantiBio. “The Solid team has done incredible work in advancing Duchenne gene therapy, and its commitment to the Duchenne community aligns with AavantiBio’s patient-centric mission of bringing new therapies that can positively improve the quality of life of rare disease patients and their families. I also look forward to advancing our library of next generation cardiac and skeletal muscle capsids to extend our opportunities to bring treatment options to more people in need.”

About The Combined Company Pipeline

The combined company will have a diversified pipeline across neuromuscular and cardiac diseases with indications Solid believes are characterized by high unmet need, clear mechanistic rationale and significant market opportunities.

Duchenne Muscular Dystrophy

Duchenne is a fatal neuromuscular disease caused by mutations in the gene encoding dystrophin that lead to the absence or near-absence of functional dystrophin protein. Today, Solid announced it has made the strategic decision to prioritize SGT-003, its next-generation adeno-associated virus (AAV) gene transfer therapy candidate that utilizes a rationally designed, novel muscle-tropic AAV capsid (AAV-SLB101), to deliver Solid’s proprietary and differentiated neuronal nitric oxide synthase (nNOS) microdystrophin protein. Solid also announced it will be pausing activities for its first-generation gene transfer therapy candidate SGT-001. Solid intends to complete currently ongoing SGT-001 preclinical and manufacturing activities in order to be in a position to reactive the program in the future, if desired.

Development activities for SGT-003 continue and Solid anticipates submitting an investigational new drug application (IND) for SGT-003 in mid-2023 and, subject to IND clearance, initiating patient dosing in late-2023.

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Friedreich’s Ataxia (FA)

FA is a rare inherited neuromuscular disease that causes progressive nervous system damage and movement problems. AVB-202, AavantiBio’s lead AAV gene transfer therapy candidate in preclinical development, utilizes a dual route of administration to more rigorously target disease pathology. Preclinical data from three animal models, including mouse and nonhuman primate, supported preclinical proof of concept. Solid is anticipating an IND submission for AVB-202 in the second half of 2024.

BAG3 Mediated Dilated Cardiomyopathy (BAG3) and Undisclosed Cardiac Diseases

BAG3 is a rare cardiac disease and is characterized by mutations in the BAG3 gene. Sufficient levels of functional BAG3 are required for healthy cardiac function. AavantiBio is currently developing AVB-401, a preclinical-stage product candidate, for the treatment of BAG3. Following the acquisition of AavantiBio, Solid will continue to develop AVB-401, as well as two early-stage cardiac programs initially developed by AavantiBio as part of its pipeline activities.

Next generation AAV capsid libraries for targeted tissue delivery

Solid will continue development programs for novel AAV capsids that are expected to enhance select tissue tropism for cardiac and skeletal muscle as well as reduce liver targeting. The first capsid screened in the Solid-based skeletal muscle library is AAV-SLB101, which is used in SGT-003 and has demonstrated increased expression and biodistribution compared with AAV9 in multiple preclinical studies. We believe this capsid has the potential to be used in other neuromuscular and cardiac indications. In addition, Solid plans to continue current AavantiBio efforts to develop novel AAV cardiac-targeted capsids that enhance select tissue tropism and reduce liver targeting.

About the Proposed Transactions, Management and Organization

Management and Organization

Following the closing of the transactions, Bo Cumbo, will be the President and Chief Executive Officer of the combined company, which will continue to operate as Solid Biosciences. The executive leadership team of the combined company will also include Stephen DiPalma, Interim Chief Financial Officer, Carl Morris, Ph.D., Chief Scientific Officer for Neuromuscular Diseases, Jenny Marlowe, Ph.D., Chief Scientific Officer for Friedreich’s Ataxia and Cardiac Pipeline, Roxana Donisa Dreghici, M.D., Head of Clinical Development, Jessie Hanrahan, Ph.D., Chief Regulatory Officer, Paul Herzich, Chief Technology Officer and Ty Howton, Chief Administrative Officer. Upon the closing of the transactions, Solid will add Bo Cumbo and Adam Koppel, M.D., Ph.D., managing director at Bain Capital Life Sciences to the board of directors. Ilan Ganot will continue to serve on Solid’s board of directors.

Transaction Details

Pre-combination equity holders of Solid are expected to own approximately 85% of the combined company and pre-combination equity holders of AavantiBio are expected to own approximately 15% of the combined company, subject to certain adjustments set forth in the merger agreement and in each case before giving effect to the private placement. The merger agreement has been unanimously approved by the Board of Directors of each company, and by the stockholders of AavantiBio.

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In the private placement, Solid agreed to sell 159,574,463 shares of common stock at a price of $0.47 per share, and upon the closing of the private placement, will receive gross proceeds of $75 million.

The securities to be sold in the private placement will not be registered under the Securities Act of 1933, as amended (Securities Act), or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws. Solid has agreed to file a registration statement with the U.S. Securities and Exchange Commission (SEC) registering the resale of the shares of common stock issued in the acquisition and in the private placement no later than the 60th day after the closing of the private placement.

The acquisition and private placement are expected to close before the end of 2022 with the private placement closing as of immediately following the acquisition, subject to approval by the stockholders of Solid and the satisfaction of other customary closing conditions.

BofA Securities acted as the sole placement agent for the private placement made to institutional investors. Wilmer Cutler Pickering Hale and Dorr LLP is acting as legal counsel to Solid Biosciences. Sidley Austin LLP is acting as legal counsel to AavantiBio.

Conference Call Information

The companies will host a conference call today, September 30, 2022, at 8:00 a.m. ET, to discuss the transactions. A live webcast of the call will be available on Solid’s website at www.solidbio.com under the “News & Events” tab in the Investor Relations section, or by clicking here. Participants may also access the call by dialing 877-407-2991 (domestic) or 201-389-0925 (international) five minutes prior to the start of the call and providing the Conference ID 13733092.

The archived webcast will be available in the “News and Events” section of Solid’s website.

About Solid Biosciences Inc.

Solid Biosciences is a life sciences company focused on advancing transformative treatments to improve the lives of patients living with Duchenne. Disease-focused and founded by a family directly impacted by Duchenne, our mandate is simple yet comprehensive – work to address the disease at its core by correcting the underlying mutation that causes Duchenne with our gene therapy candidate and SGT-003. For more information, please visit www.solidbio.com.

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About SGT-003

SGT-003 is Solid’s next-generation AAV gene transfer therapy candidate that utilizes a rationally designed, novel muscle-tropic AAV capsid, called AAV-SLB101, to deliver Solid’s proprietary and differentiated nNOS microdystrophin for the treatment of Duchenne. AAV-SLB101 has demonstrated enhanced muscle biodistribution and transgene expression, as well as reduced liver tropism, compared with AAV9 in in vivo mouse models and, utilizing a reporter transgene, non-human primate in vivo models. SGT-003 has correspondingly demonstrated higher levels of microdystrophin expression in vivo in the mdx mouse model of Duchenne and in vitro in human Duchenne cell lines. Solid is targeting an IND submission for SGT-003 in mid-2023.

About AavantiBio, Inc.

AavantiBio is a gene therapy company focused on advancing innovative gene therapies in areas of high unmet medical need, including a lead program in Friedreich’s ataxia, a rare inherited genetic disease that causes cardiac and central nervous system dysfunction, and programs in dilated or hypertrophic cardiomyopathies, and a next generation cardiac capsid library. The company benefits from strategic partnerships with the University of Florida’s Powell Gene Therapy Center and the MDA Care Center at UF Health where AavantiBio’s co-founders and renowned gene therapy researchers Barry Byrne, M.D., Ph.D. and Manuela Corti, P.T., Ph.D. maintain their research and clinical practices. Learn more at www.aavantibio.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for Solid, AavantiBio and the combined company following the anticipated consummation of the proposed merger; the anticipated benefits of the merger; the anticipated timing of the merger and private placement; the anticipated milestones, business focus and pipeline of the combined company; the expected cash and investments of the combined company at closing of the transactions and the cash runway of the combined company; the excepted management team and board of directors of the combined company; Solid’s SGT-003 program, including expectations for filing an IND and initiating dosing; AavantiBio’s AVB-202 program and AVB-401 program, including expectations for filing an IND for AVB-202, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties associated with: completion of the proposed merger and private placement in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the merger and the private placement, including with respect to the approval of Solid’s stockholders; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement or the private placement; the effect of the announcement or pendency of the merger on Solid’s or AavantiBio’s business relationships, operating results and business generally; the ability to recognize the anticipated benefits of the merger; the outcome of any legal proceedings that may be instituted against Solid or AavantiBio following any announcement of the proposed merger and related

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transactions; the ability to obtain or maintain the listing of the common stock of the combined company on the Nasdaq Stock Market following the proposed merger; risks related to Solid’s and AavantiBio’s ability to estimate their respective operating expenses and expenses associated with the transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; costs related to the proposed merger, including unexpected costs, charges or expenses resulting from the merger; changes in applicable laws or regulation; the possibility that Solid or AavantiBio may be adversely affected by other economic, business and/or competitive factors; competitive responses to the transactions; risks related to Solid’s continued listing on the Nasdaq Global Select Market, including Solid’s ability to regain compliance with Nasdaq’s minimum bid price requirement; Solid’s ability to advance its SGT-003 program on the timelines expected or at all, obtain and maintain necessary approvals from the FDA and other regulatory authorities; following the merger, Solid’s ability to advance the programs acquired from AavantiBio, including the AVB-202 and AVB-401 programs, on the timelines expected or at all, obtain and maintain necessary approvals from the FDA and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicating in clinical trials positive results found in preclinical studies and early-stage clinical trials of product candidates; whether the methodologies, assumptions and applications utilized to assess particular safety or efficacy parameters will yield meaningful statistical results; advancing the development of product candidates under the timelines it anticipates in current and future clinical trials; successfully transitioning, optimizing and scaling Solid’s manufacturing process; obtaining, maintaining or protecting intellectual property rights related to Solid’s and AavantiBio’s product candidates; competing successfully with other companies that are seeking to develop Duchenne treatments, Friedreich’s ataxia, BAG3 and other gene therapies; managing expenses; and raising the substantial additional capital needed, on the timeline necessary, to continue development of SGT-003, AVB-202, AVB-401 and other product candidates; achieving Solid’s other business objectives and continuing as a going concern. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Solid’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Solid’s most recent filings with the SEC. In addition, the forward-looking statements included in this press release represent Solid’s views as of the date hereof and should not be relied upon as representing Solid’s views as of any date subsequent to the date hereof. Solid anticipates that subsequent events and developments will cause Solid’s views to change. However, while Solid may elect to update these forward-looking statements at some point in the future, Solid specifically disclaims any obligation to do so.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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Important Additional Information Will Be Filed with the SEC

In connection with the merger and the private placement, Solid intends to file with the SEC preliminary and definitive proxy statements relating to the merger and the private placement and other relevant documents. The definitive proxy statement will be mailed to Solid’s stockholders as of a record date to be established for voting on the shares to be issued in the merger and the private placement and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR THE PRIVATE PLACEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SOLID, AAVANTIBIO, THE MERGER AND THE PRIVATE PLACEMENT. Investors and security holders may obtain free copies of these documents (when they become available) on the SEC’s website at www.sec.gov, on Solid’s website at www.solidbio.com or by contacting Solid’s Investor Relations via email at clowie@solidbio.com or by telephone at 607-423-3219.

Participants in the Solicitation

Solid, AavantiBio and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Solid in connection with the issuance of shares in merger and the private placement and any other matters to be voted on at the special meeting. Information about Solid’s directors and executive officers is included in Solid’s most recent definitive proxy statement filed with the SEC on April 28, 2022. Additional information regarding the names, affiliations and interests of Solid’s and AavantiBio’s directors and executive officers will be included in the preliminary and definitive proxy statements (when filed with the SEC).

These documents (when filed with the SEC) will be available free of charge as described above.

Solid Biosciences Investor and Media Contact:

Caitlin Lowie

Solid Biosciences

607-423-3219

clowie@solidbio.com

AavantiBio Media Contact:

Scott Lessne

Stanton

(646) 502-3569

slessne@stantonprm.com

7

Exhibit 99.2

SOLID BIOSCIENCES

Strategic Update: Acquisition of AavantiBio and $75M PIPE

September 30, 2022

Exhibit 99.2 Strategic Update: Acquisition of AavantiBio and $75M PIPE September 30, 2022 © 2022 Solid Biosciences 1

Forward-Looking Statements and Industry and Market Data This presentation and various remarks we make during this presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding: future expectations, plans and prospects for Solid Biosciences Inc. (the “Company” or “Solid”), AavantiBio, Inc. (“AavantiBio”) and the combined company following the anticipated consummation of the proposed merger transaction between the Company and AavantiBio (the “Merger”) and the anticipated consummation of the proposed concurrent private placement (the “PIPE”); the anticipated timing of the Merger and the PIPE; the expected ownership percentages in the combined company; the anticipated implied shares outstanding and anticipated market capitalization of the combined company following the closing; the anticipated benefits of the Merger; the anticipated milestones, key inflection points and pipeline of the combined company; the expected cash and investments of the combined company at closing of the Merger and PIPE and the anticipated cash runway of the combined company; the anticipated use of proceeds from the PIPE; the expected management team and board of directors of the combined company; the Company’s SGT-003 program, including expectations for filing an IND and initiating dosing; AavantiBio’s AVB-202 program, including expectations for filing an IND; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties associated with: completion of the proposed Merger and concurrent PIPE in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Merger, including with respect to the approval of the Company’s stockholders; risks related to Solid’s and AavantiBio’s ability to estimate their respective operating expenses and expenses associated with the transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the Merger on Company’s or AavantiBio’s business relationships, operating results and business generally; the ability of the combined company to timely and successfully achieve or recognize the anticipated benefits of the Merger; the outcome of any legal proceedings that may be instituted against the Company or AavantiBio following any announcement of the proposed Merger and related transactions; the ability to obtain or maintain the listing of the common stock of the combined company on the Nasdaq Stock Market following the proposed Merger; costs related to the proposed Merger, including unexpected costs, charges or expenses resulting from the Merger; changes in applicable laws or regulation; the possibility that the Company or AavantiBio may be adversely affected by other economic, business and/or competitive factors; competitive responses to the transactions; risks related to the Company’s continued listing on the Nasdaq Global Select Market, including the Company’s ability to regain compliance with Nasdaq’s minimum bid price requirement; the Company’s ability to advance its SGT-003 program on the timelines expected or at all, obtain and maintain necessary approvals from the FDA and other regulatory authorities; following the consummation of the Merger, the Company’s ability to advance the AVB-202 program and other future product candidates on the timelines expected or at all, obtain and maintain necessary approvals from the FDA and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicating in clinical trials positive results found in preclinical studies and early-stage clinical trials of the Company’s product candidates; whether the methodologies, assumptions and applications the Company utilizes to assess particular safety or efficacy parameters will yield meaningful statistical results; advancing the development of the Company’s product candidates under the timelines it anticipates in current and future clinical trials; successfully transitioning, optimizing and scaling the Company’s manufacturing process; obtaining, maintaining or protecting intellectual property rights related to the Company’s product candidates; competing successfully with other companies that are seeking to develop Duchenne treatments and gene therapies; managing expenses; and raising the substantial additional capital needed, on the timeline necessary, to continue development of SGT-003 and other product candidates; achieving the Company’s other business objectives and continuing as a going concern. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. Furthermore, our combined pro forma information, including projected pro forma cash and investments as of the closing of the Merger and PIPE, has not been audited or reviewed by our accountants and has not been prepared in accordance with Regulation S-X. The pro formas are subject to a number of adjustments and assumptions including the anticipated timeline of the Merger, the consummation of the PIPE, change of control payments, severance fees, transaction fees payable to advisors, and others, including preparation of Article 11 of Regulation S-X compliant financials, and is not necessarily indicative of what the Company’s financial information actually would have been had the Merger and PIPE been completed on the dates described herein. These assumptions may prove to be inaccurate and as a result our pro forma amounts could vary significantly from what is disclosed herein. In addition, the forward- looking statements included in this presentation represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Industry and Market Data This presentation contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. © 2022 Solid Biosciences 2

Additional Information about the Transactions No Offer or Solicitation This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Important Additional Information Will Be Filed with the SEC In connection with the Merger and the PIPE, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the Merger and the PIPE and other relevant documents. The definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the shares to be issued in the Merger and the PIPE and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR THE PIPE OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AAVANTIBIO, THE MERGER AND THE PIPE. Investors and security holders may obtain free copies of these documents (when they become available) on the SEC’s website at www.sec.gov, on the Company’s website at www.solidbio.com or by contacting the Company’s Investor Relations via email at clowie@solidbio.com or by telephone at 607-423-3219. Participants in the Solicitation The Company, AavantiBio and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the issuance of shares in Merger and the PIPE and any other matters to be voted on at the special meeting. Information about the Company’s directors and executive officers is included in the Company’s most recent definitive proxy statement filed with the SEC on April 28, 2022. Additional information regarding the names, affiliations and interests of the Company's and AavantiBio's directors and executive officers will be included in the preliminary and definitive proxy statements (when filed with the SEC). © 2022 Solid Biosciences 3

Introductions

Ilan Ganot
Co-Founder, President and Chief Executive Officer
Solid Biosciences

Bo Cumbo
President and Chief Executive Officer
AavantiBio

Steve DiPalma
Interim Chief Financial Officer
Solid Biosciences

Carl Morris, PhD
Chief Scientific Officer
Solid Biosciences

Jenny Marlowe, Ph.D.
Chief Scientific Officer
AavantiBio

Caitlin Lowie
Vice President, Communications and Investor Relations
Solid Biosciences

© 2022 Solid Biosciences 4

Introductions Ilan Ganot Bo Cumbo Steve DiPalma Co-Founder, President and President and Chief Executive Interim Chief Financial Officer Officer Chief Executive Officer Solid Biosciences AavantiBio Solid Biosciences Jenny Marlowe, Ph.D. Caitlin Lowie Carl Morris, PhD Chief Scientific Officer Chief Scientific Officer Vice President, Communications and Investor Relations AavantiBio Solid Biosciences Solid Biosciences © 2022 Solid Biosciences 4

AGENDA

SOLID BIOSCIENCES
© 2022 Solid Biosciences 5

• Definitive Agreement to Acquire AavantiBio AGENDA • Strategic Path Forward for Solid Biosciences • Q&A © 2022 Solid Biosciences 5

STRATEGIC UPDATE: Diversify Solid’s business through the strategic merger with AavantiBio, supported by PIPE investment expected to extend Solid’s runway into 2025 © 2022 Solid Biosciences 6

DEFINITIVE AGREEMENT TO ACQUIRE AAVANTIBIO © 2022 Solid Biosciences 7

Solid Strengthens Pipeline and Organizational Capacity through Strategic Acquisition of AavantiBio Addition of AavantiBio’s Friedreich’s ataxia and cardiac programs presents an opportunity for Solid to become a leading gene therapy company within neuromuscular and cardiac medicine Strategic Rationale People Pipeline Process Combined company to be led by Lead candidates, SGT-003 and Scalable manufacturing experienced team with deep AVB-202, both in the neuromuscular methodology across all programs expertise across gene therapy, space with high unmet need utilizing Transient Transfection CMC, clinical and regulatory with the goal of delivering Shared commitment to developing consistent drug product with next generation delivery vehicles desired quality attributes Goal is to have multiple INDs and clinical programs in the coming years, led by an IND submission for SGT-003 anticipated in mid-2023 © 2022 Solid Biosciences 8

Transaction Overview Solid has signed a definitive agreement to acquire AavantiBio, supported by an $75M PIPE Ownership PIPE Pro Forma Company • All-stock transaction with AavantiBio • Solid agreed to sell 159,574,463 shares of • Combined company expected to have shareholders to own 15% of pro forma common stock at a price of $0.47 per share approximately $215 million in cash and company, subject to adjustments investments at closing • PIPE expected to close immediately • Merger has been approved by the following the Merger, subject to approval • Available cash and investments expected Boards of Directors of Solid and by Solid’s shareholders and other to be sufficient to fund Solid’s planned AavantiBio and the stockholders of customary closing conditions operating expenses and capital AavantiBio expenditure requirements into 2025 • Lead investors in PIPE are: • Merger expected to close by the end of 2022, subject to approval by Solid’s shareholders and other customary closing conditions • Upon closing, AavantiBio would become a wholly owned subsidiary of Solid Anticipated Combined Company Pro Forma Ownership of lead investors following issuance of shares in merger and PIPE will be: Perceptive Advisors (17.9%), RA Capital Management (17.4%) and Bain Capital Life Sciences (16.0%) © 2022 Solid Biosciences 9

2022
Planned merger between Solid Bio and AavantiBio

2023
IND expected for DMD µDys SGT-003 Program with Novel Capsid and Transient Transfection Process

Headquartered in Charlestown, MA

Manufacturing laboratory facilities focused on PD/AD in Charlestown, MA

Existing Investor Support

BainCapital LIFE SCIENCES
PERCEPTIVE ADVISORS
RACAPITAL

SOLID BIOSCIENCES

© 2022 Solid Biosciences 10

The Combined Company: Precision Genetic Medicine Company In Neuromuscular And Cardiac Rare Disease 2022 2023 2024 Planned merger between IND expected for DMD µDys SGT-003 IND expected for Friedreich's ataxia AVB-202 and IND enabling studies for Solid Bio and AavantiBio Program with Novel Capsid and AVB-401 (BAG3) expected to be initiated Transient Transfection Process Headquartered in Charlestown, MA Manufacturing laboratory facilities focused People: Combined Company To Be Led By on PD/AD in Charlestown, MA Experienced Team With Deep Expertise In Precision Genetic Medicine Vector Core open to support preclinical animal Pipeline: The Merger Presents the models Research Triangle Park, NC Opportunity to Become a Leading Gene Therapy Company within Neuromuscular and Cardiac Genetic Medicine R&D laboratory facilities in Charlestown, MA, with additional space at the University of Florida Process: Differentiated CMC expertise, building a robust, scalable manufacturing process Strategic pipeline of programs with anticipated utilizing transient transfection key milestones in 2023-2024 • Programs have an estimated >5000 treatable 1 Existing Investor Support patients in the U.S. 1. Source: Clearview Analysis DMD, Duchenne muscular dystrophy; FA, Friedreich’s Ataxia; CMC, chemistry, manufacturing, and controls; R&D, research and © 2022 Solid Biosciences 10 development; PD/AD, Process Development/Analytical Development.

With >100 Combined Years of Relevant Experience

Bo Cumbo
President and CEO

AAVANTIBIO · SAREPTA THERAPEUTICS · VERTEX · GILEAD

Stephen DiPalma
Interim Chief Financial Officer

SOLID BIOSCIENCES · Danforth Advisors (Knowledge. Discipline. Perspective.)

Carl Morris, PhD
Chief Scientific Officer Neuromuscular

SOLID BIOSCIENCES · Pfizer

Jenny Marlowe, PhD
Chief Scientific Officer Friedreich's Ataxia & Cardiac Pipeline

AAVANTIBIO · NOVARTIS · bluebirdbio

Jessie Hanrahan, PhD
Chief Regulatory Officer

AAVANTIBIO · bluebirdbio · SANOFI GENZYME · Boston Scientific

Paul Herzich
Chief Technology Officer

AAVANTIBIO · NOVARTIS · bridgebio · LogicBio THERAPEUTICS

Roxana Donisa Dreghici, M.D.
Head of Clinical Development

SOLID BIOSCIENCES · santhera · Roche

Ty Howton
Chief Administrative Officer

AAVANTIBIO · SAREPTA THERAPEUTICS · VERTEX · Genentech (A Member of the Roche Group)

SOLID BIOSCIENCES

© 2022 Solid Biosciences 11

Combined Company To Be Led By Experienced Team With Deep Expertise In Precision Genetic Medicine With >100 Combined Years of Relevant Experience Bo Cumbo Stephen DiPalma Carl Morris, PhD Jenny Marlowe, PhD Chief Scientific Officer Chief Scientific Officer President and CEO Interim Chief Friedreich’s Ataxia & Financial Officer Neuromuscular Cardiac Pipeline Jessie Hanrahan, PhD Ty Howton Paul Herzich Roxana Donisa Chief Regulatory Officer Dreghici, M.D. Chief Administrative Chief Technology Officer Officer Head of Clinical Development Board of Directors of the combined company to include Solid’s current board members and, effective as of the closing of the transactions, Solid will add Bo Cumbo and Adam Koppel, M.D., Ph.D., managing director at Bain Capital Life Sciences. © 2022 Solid Biosciences 11

Precision Genetic Platform For Neuromuscular And Cardiac Diseases

PIPELINE VISION:

Platform Build

- Vector core
- Animal models
- Natural history
- Expression cassette optimization
- Clinical & research partners
- Novel regulatory elements
- Novel capsids

Platform / Genetics

Prominent Precision Genetic Medicine Company In Cardiac and Neuromuscular Rare Disease

- **Neuromuscular** DMD uDys Replacement Therapy Anticipated mid-2023
- **Cardiac** BAG3 Replacement Therapy
- **Neuromuscular** Frataxin Replacement Therapy Anticipated 2H 2024
- **Cardiac** Rare Genetic Replacement Therapy (undisclosed #1)
- **Cardiac** Rare Genetic Replacement Therapy (undisclosed #2)
- **Cardiac** Genetic DCM Partnered multiple modalities

2022 .... **2025+**

SOLID BIOSCIENCES

© 2022 Solid Biosciences 12

Precision Genetic Platform For Neuromuscular And Cardiac Diseases PIPELINE VISION: Goal To Have Multiple INDs and Clinical Programs In The Coming Years The Merger Presents the Opportunity to Prominent Precision Genetic Medicine Company In Become a Leading Gene Therapy Company Cardiac and Neuromuscular Rare Disease within Neuromuscular and Cardiac Genetic Neuromuscular Medicine Clinical & DMD uDys research Replacement partners Therapy Natural Anticipated mid- history 2023 Platform Vector Animal Novel core models Build regulatory Neuromuscular Cardiac elements Frataxin Expression BAG3 Replacement cassette Replacement Therapy optimization Therapy Anticipated 2H 2024 Novel capsids Cardiac Cardiac Cardiac Rare Genetic Rare Genetic Genetic DCM Replacement Replacement Partnered Therapy Therapy multiple modalities Platform / Genetics (undisclosed #1) (undisclosed #2) 2022 2025+ © 2022 Solid Biosciences 12

Merger Significantly Expands And Diversifies Pipeline Diversified Pipeline across Neuromuscular and Cardiac Disease with Indications We Believe are Characterized by High Unmet Need, Clear Mechanistic Rationale and Significant Market Opportunities Research / IND submission Phase I/II* Program Indication Preclinical Phase III Discovery (Anticipated) (Anticipated) Mid-2023 Late-2023 SGT-003 (AAV-SLB101) Duchenne SGT-001 AVB-202 Friedreich’s ataxia 2H 2024 2025 (cardiac and neuromuscular manifestations) AVB-401 BAG3 DCM (Dilated Cardiomyopathy (DCM)) AVB-501 Undisclosed AVB-601 Undisclosed Notes: • Solid’s first-generation Duchenne candidate (SGT-001) is a clinical-stage program that has demonstrated functional benefit in patients two years post-treatment across functional, pulmonary and patient reported outcome measures compared to natural history. Solid has determined to prioritize SGT-003, which utilizes a novel capsid (AAV-SLB101), based on preclinical data demonstrating increased muscle tropism compared to AAV9. SGT-003 and SGT-001 both use Solid’s proprietary nNOS microdystrophin • In 2020, Solid entered into a collaboration agreement with Ultragenyx for the development of UX810, a next generation Duchenne construct comprised of Solid’s proprietary nNOS microdystrophin and Ultragenyx’s HeLa PCL manufacturing platform for use with AAV8 and Clade E variants thereof. Solid has the option to co-fund collaboration programs in return for a profit share or increased royalty payments at proof-of-concept * Subject to IND acceptance © 2022 Solid Biosciences 13 Cardiac Neuromuscular

Disease Overview & Epidemiology

Key Disease Highlights

Epidemiology

Planned Approach

Planned Approach

- Drive functional microdystrophin expression in patient's muscles and improve the course of the disease
- Deliver best-in-class microdystrophin transgene containing the nNOS binding domain via a novel, muscle-tropic capsid
- Utilize a transient transfection manufacturing process

Solid nNOS Microdystrophin

Actin Binding Domain
nNOS Binding Domain
Dystroglycan Binding Domain
NH3
COOH
Repeat Domain

SOLID BIOSCIENCES

© 2022 Solid Biosciences 14

Duchenne Represents A Large Market Opportunity With Significant Unmet Need Proof of concept achieved with SGT-001 and potential for best-in-class with SGT-003 Duchenne Is A Well-suited Gene Therapy Program Via Systemic Microdystrophin Delivery Disease Overview & Epidemiology Planned Approach Key Disease Highlights Planned Approach • Caused by mutations in the dystrophin gene, which • Drive functional microdystrophin expression in patient’s muscles leads to the absence of the dystrophin protein and improve the course of the disease • Due to progressive and irreversible muscle loss, patients • Deliver best-in-class microdystrophin transgene containing the typically lose the ability to walk by their early-teens and nNOS binding domain via a novel, muscle-tropic capsid succumb to respiratory or heart failure in their 30’s • Utilize a transient transfection manufacturing process Solid nNOS Microdystrophin nNOS Binding Domain Epidemiology • Most common life-limiting genetic disorder diagnosed in childhood • Estimated 5,000 to 15,000 cases in the U.S. • 1:3500-5000 newborn males affected • Diagnosed between three and five years of age due to Dystrophin Protein model by McGreevy JW et al. pronounced muscle weakness Disease Models and Mechanisms. 2015 © 2022 Solid Biosciences 14

Clinical Proof Of Concept For SGT-001 (HSV) Suggests SGT-003 (TT) Could Provide Higher Transduction And Lower Viral Loads SGT-001 HSV SGT-001 TT SGT-003 AAV-SLB101 Capsid AAV9 AAV9 (Novel, muscle tropic capsid) Promoter CK8 CK8 CK8 Transgene Protein nNOS Microdystrophin nNOS Microdystrophin nNOS Microdystrophin 2E14 vg/kg subject to <2E14 vg/kg subject to Target Dosage 2E14 vg/kg ++ dose-finding studies dose-finding studies Manufacturing Platform HSV Transient Transfection Transient Transfection ++ ++ Plasmid Design First Generation Optimized for Productivity Optimized for Productivity ++ ++ Transgene Expression in vivo compared to AAV9 >10X ++ Muscle Biodistribution in vivo compared to AAV9 >2X ++ Liver Biodistribution in vivo compared to AAV9 ~0.5X ++ Target SGT-003 IND For Mid-2023 and First Dosing Late-2023 subject to IND approval © 2022 Solid Biosciences 15 Preclinical Data Manufacturing GTx Construct

In Vitro (Mouse & Human) Dystrophic Cell Based Assays

Microdystrophin Protein Expression

µDys delivered via Solid capsid showed increase expression in multiple cell-based assays relative to AAV9

AAV9
SLB-101

In Vivo Disease Model (mdx)

µDys Serum CK

CK Level (U/L)
4000
3000
2000
1000
0
mdx Vehicle
mdx AAV9 1.0E14
mdx SLB101 1.0E14

In Vivo WT Mouse Reporter

Luciferase Biodistribution + Expression

Mice administered AAV-SLB101 showed increased luciferase expression and biodistribution relative to AAV9

AAV9 | AAV-SLB101

In Vivo NHP Reporter

Luciferase Biodistribution

Skeletal Muscle
Fold vs. AAV9
4.0
3.0
2.0
1.0
0.0
AAV9
Novel Capsid
Liver
Fold vs. AAV9
2.0
1.5
1.0
0.5
0.0
AAV9
Novel Capsid

NHPs administered AAV-SLB101 with reporter transgene showed increased skeletal muscle biodistribution and decreased biodistribution to liver relative to AAV9

SOLID BIOSCIENCES

© 2022 Solid Biosciences 16

Data Support Advancement of SGT-003 Toward IND submission in Mid-2023 Capsid has shown increased biodistribution and expression in muscle and cardiac tissue (in vitro and vivo) which may reduce total viral load required Serum CK Day 29 Post-Treatment In Vitro (Mouse & Human) Dystrophic Cell Based Assays In Vivo Disease Model (mdx) 4000 Microdystrophin Protein ExpressionmDys Serum CK 3000 mDys delivered via Solid mdx Mice administered AAV- 2000 capsid showed increase SLB101 showed improved 1000 expression in multiple cell- Serum CK compared to AAV9 based assays relative to 0 mdx mdx mdx AAV9 Vehicle AAV9 SLB101 1.0E14 1.0E14 In Vivo WT Mouse Reporter In Vivo NHP Reporter Luciferase Biodistribution + Expression Luciferase Biodistribution AAV9 AAV-SLB101 Skeletal Muscle Liver Skeletal Muscle Liver Mice administered AAV- 4.0 2.0 NHPs administered AAV-SLB101 SLB101 showed increased with reporter transgene showed 3.0 1.5 luciferase expression and increased skeletal muscle 2.0 1.0 biodistribution relative to biodistribution and decreased 1.0 0.5 AAV9 biodistribution to liver relative to AAV9 0.0 0.0 AAV9 3E14 vg/kg AAV-SLB101 3E14 vg/kg AAV9 Novel Capsid AAV9 Novel Capsid © 2022 Solid Biosciences 16 Fold vs. AAV9 CK Level (U/L) Fold vs. AAV9

Solid's Path Forward for SGT-003

Manufacturing

Regulatory Engagement

Solid completing preclinical requirements and clinical protocol to support IND submission package

Target date for submission is mid-2023

SOLID BIOSCIENCES
© 2022 Solid Biosciences 17

Solid’s Path Forward for SGT-003 Manufacturing Regulatory Engagement Clinical scale process development complete; Solid completing preclinical requirements and Solid to initiate GMP manufacturing to enable clinical protocol to support IND submission patient dosing in late-2023, pending IND package acceptance Target date for submission is mid-2023 Solid expects to initiate dosing patients in late-2023, pending IND acceptance © 2022 Solid Biosciences 17

Disease Overview & Epidemiology

Key Disease Highlights

- FA is a monogenic disease caused by loss of frataxin with both neurological and cardiac manifestations affecting muscle control and coordination with possible loss of vision and hearing, and slurred speech
- Primary cause of death is cardiac complications
- There is a substantial unmet need with no disease-modifying standard of care for the broad population[1]

Epidemiology

- 1 in every 40,000 to 50,000 people[2,3]
- Carrier rate between 1:60 and 1:100
- Average age of diagnosis is in the early-teens which leads to many undiagnosed patients[1]

Planned Approach and Current Status

Planned Approach: IND Targeted For 2H 2024

Promoter
Transgene
Vector
ITR
CBA
human FXN-3' UTR
ITR
Poly A
Frataxin
AAV9

Current Status of AVB-202 Preclinical Studies

SOLID BIOSCIENCES

1. FARA
2. Durr et al, 1996
3. NORD

(SDH, succinate dehydrogenase)

© 2022 Solid Biosciences 18

Friedreich’s Ataxia Represents A Large Market Opportunity With Significant Unmet Need And No Approved Therapies FA Is A Well-suited Gene Therapy Program Via Frataxin Replacement Strategy Disease Overview & Epidemiology Planned Approach and Current Status Key Disease Highlights Planned Approach: IND Targeted For 2H 2024 • FA is a monogenic disease caused by loss of frataxin • Address both neurological and cardiac manifestations of the with both neurological and cardiac manifestations diseases via dual IV and IT routes of administration, as well as affecting muscle control and coordination with possible applying an immunosuppression strategy to optimize for safety loss of vision and hearing, and slurred speech • Utilize a transient transfection manufacturing process • Primary cause of death is cardiac complications Vector Promoter Transgene • There is a substantial unmet need with no disease- CBA ITR human FXN-3’ UTR ITR 1 modifying standard of care for the broad population Poly A AAV9 Frataxin Epidemiology Current Status of AVB-202 Preclinical Studies 2,3 • 1 in every 40,000 to 50,000 people • Frataxin expression observed in target tissues in multiple animal models • Carrier rate between 1:60 and 1:100 • Treatment of frataxin-deficient mice led to dose-dependent rescue of mitochondrial SDH in the heart compared to vehicle control • Average age of diagnosis is in the early-teens which 1 leads to many undiagnosed patients • Improved survival and cardiac function in preclinical cardiac mouse models compared to vehicle control 1. FARA 2. Durr et al, 1996 (SDH, succinate dehydrogenase) © 2022 Solid Biosciences 18 3. NORD

AVB-202: Potential To Be Best-in-class Supported by Early Pre-Clinical Proof of Concept for AVB-201 and AVB-202 HSV, Suggests AVB-202 Transient Transfection Could Potentially Be Best-in-Class PoC Pre-Clinical PoC Pre-clinical Proposed Clinical Candidate AVB-201 AVB-202 HSV AVB-202 TT Capsid AAV9 AAV9 AAV9 Promoter CBA CBA CBA Transgene FXN FXN FXN Regulatory Elements N/A Added Added ++ ++ Manufacturing Platform HSV HSV Optimized TT MFG Platform ++ Codon Optimized No Enhanced Enhanced ++ ++ Route of Administration IV/IT IV/IT IV/IT DNA Containing Ratio <40% >50% TBD ++ Research Grade/ CDMO MFG Cell Lines/Documentation CDMO MFG/Documented CDMO MFG/Documented ++ ++ Undocumented Plasmid Design Research Unoptimized GMP Codon Optimized Optimized For Yield/Productivity ++ ++ © 2022 Solid Biosciences 19

FA Proof Of Concept Achieved Pre-clinically

Pre-symptomatic FXN KO model

Animals dosed at P1

Survival
% Survival
100
75
50
25
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Age (Weeks)
Gp1 WT Vehicle
Gp2 FA Vehicle
Gp3 FA 8.4E12 vg/kg
Gp4 FA 2.2E13 vg/kg
Gp5 FA 4.8E13 vg/kg
Gp6 FA 8.8E13 vg/kg
Gp7 FA 1.5E14 vg/kg

Ejection Fraction
% Ejection Fraction
80
60
40
20
0
0 5 10 15 20 25 30
Age (Weeks)
Gp1 WT Vehicle
Gp2 FA Vehicle
Gp3 FA 8.4E12 vg/kg
Gp4 FA 2.2E13 vg/kg
Gp5 FA 4.8E13 vg/kg
Gp6 FA 8.8E13 vg/kg
Gp7 FA 1.5E14 vg/kg

Post-symptomatic FXN KO model

Animals dosed at onset of cardiac symptoms

Survival
% Survival
100
80
60
40
20
0
2 4 6 8 10 12 14 16 18 20 22 24
Weeks of Age
Gp 1 WT Vehicle
Gp 2 FA Vehicle
Gp 3 FA 6.0E12 vg/kg
Gp 4 FA 1.5E13 vg/kg
Gp 5 FA 3.0E13 vg/kg
Gp 6 FA 1.0E14 vg/kg

Ejection Fraction
% Ejection Fraction
80
60
40
20
0
0 2 4 6 8 10 12 14 16 18 20
Weeks of Age
Gp 1 WT Vehicle
Gp 2 FA Vehicle
Gp 3 FA 6.0E12 vg/kg
Gp 4 FA 1.5E13 vg/kg
Gp 5 FA 3.0E13 vg/kg
Gp 6 FA 1.0E14 vg/kg

SOLID BIOSCIENCES
© 2022 Solid Biosciences
20

FA Proof Of Concept Achieved Pre-clinically Program Supported by Multiple Key Preclinical Models of Cardiac Manifestations of FA AVB-202 Extended Survival And Improved Cardiac Function In Cardiac Frataxin (FXN) KO Mice Survival Ejection Fraction Pre-symptomatic FXN KO model Survival Ejection Fraction Post-symptomatic FXN KO model © 2022 Solid Biosciences 20 Animals dosed at onset of Animals dosed at P1 cardiac symptoms

AVB-202 Preclinical Data

(Cardiac Mouse Model)

- SDH activity via histochemical stain on heart tissue sections
- The percentage of the tissue with high and low stain is quantified by image analysis software

% Heart High Stain
100
80
60
40
9 30 9 30 9 30 9 30 9 30 9 30 9 30
% Heart Low Stain
50
40
30
20
10
0
9 30 9 30 9 30 9 30 9 30 9 30 9 30
WT Vehicle
FA Vehicle
FA 8.4 E12 vg/kg
FA 2.2E13 vg/kg
FA 4.8E13 vg/kg
FA 8.8E13 vg/kg
FA 1.5E14 vg/kg
Weeks of Age

SDH, succinate dehydrogenase FxN, Frataxin

AavantiBio, Inc. Data on file.

SOLID BIOSCIENCES

© 2022 Solid Biosciences 21

Preclinical Proof Of Principle Via Succinate Dehydrogenase (SDH): Improved SDH Levels Post Treatment Maintenance Of High SDH Activity Between 9 And 30 Weeks Correlated With Improved Survival In Higher Dose Groups 100 80 60 AVB-202 Preclinical Data (Cardiac Mouse Model) 40 9 30 9 30 9 30 9 30 9 30 9 30 9 30 • SDH activity via histochemical stain on 50 heart tissue sections 40 30 • The percentage of the tissue with high 20 and low stain is quantified by image analysis software 10 0 9 30 9 30 9 30 9 30 9 30 9 30 9 30 WT FA FA FA FA FA FA 1.5E14 vg/kg Vehicle Vehicle 8.4 E12 vg/kg 2.2E13 vg/kg 4.8E13 vg/kg 8.8E13 vg/kg Weeks of Age **** p< 0.0001 All FA doses relative to FA vehicle One- way ANOVA AavantiBio, Inc. Data on file. © 2022 Solid Biosciences 21 SDH, succinate dehydrogenase FxN, Frataxin % Heart Low Stain % Heart High Stain

Disease Overview & Epidemiology

Key Disease Highlights

Epidemiology

- ~29,000 active patients in the US[1, 2, 3]

Patient Experience and Planned Approach

Patient Experience

- Most common presentation is dyspnea but can range from dyspnea to sudden death
- Activities of daily life are severely impacted
- Eventually heart failure sets in and death ensues
- No approved therapies address the underlying cause of disease. Symptomatic treatment is standard of care[4]

Planned Approach

- AAVrh74-delivered optimized BAG3 transgene with cardiac-specific promoter for safe and specific expression
- Optimized transient transfection manufacturing process

hBAG3

1. Dominguez et al, 2018
2. Virani et al, 2021
3. Clearview Analysis
4. Shaw et al, 2018
5. Bozkurt et al, 2007

SOLID BIOSCIENCES

© 2022 Solid Biosciences 22

Dilated Cardiomyopathy (BAG3) Is The First Program From The Cardiac Pipeline Attractive Indication with Clear Mechanistic Rationale, High Unmet Need and Significant Market Opportunity BAG3 DCM is Well-suited to Gene Therapy via BAG3 Replacement Disease Overview & Epidemiology Patient Experience and Planned Approach Key Disease Highlights Patient Experience • The BAG3 gene codes for the BCL-2-associated athanogene • Most common presentation is dyspnea but can range from 3 protein dyspnea to sudden death • Sufficient levels of functional BAG3 are required for healthy • Activities of daily life are severely impacted cardiac function • Eventually heart failure sets in and death ensues • BAG3 mutations lead to reduced BAG3 levels and dilated • No approved therapies address the underlying cause of 4 cardiomyopathy (DCM) disease. Symptomatic treatment is standard of care • Postulated mechanism: Decreased BAG3 leads to heat shock protein dysfunction, and a build-up of dysfunctional Planned Approach hBAG3 proteins in the sarcomere, causing myofilament damage, • AAVrh74-delivered optimized poor contraction and heart failure BAG3 transgene with cardiac- specific promoter for safe and Epidemiology specific expression 1, 2, 3 • ~29,000 active patients in the US • Optimized transient 1. Dominguez et al, 2018 transfection manufacturing 2. Virani et al, 2021 process 3. Clearview Analysis 4. Shaw et al, 2018 © 2022 Solid Biosciences 22 5. Bozkurt et al, 2007

Capsid Platform Expected To Enhance Tropisms Across Cell Types And Tissues For Early-stage Pipeline Beyond Duchenne, FA And BAG3 Developing Next-generation AAV Capsid Libraries For Targeted Tissue Delivery Developing novel AAV CARDIAC capsids that enhance select Rational Design approach used to engineer capsid candidates tissue tropism and reduce liver targeting with the primary goal of improving SKELETAL MUSCLE tropism Human Duchenne Cell Microdystrophin Expression Utilization of human (primary cells) and primate (Cyno macaques) as selection models Fold Change over AAV9 DMD1 50 Isogenic Clone #8 Isogenic Clone #3 Multiple libraries with unique barcodes (ability to test replicate 40 libraries in tandem) 30 20 Library generated with two different muscle- and cardiac-specific promoters 10 0 NovCap 1 NovCap 2 NovCap 3 NovCap 4 SLB101 SLB102 SLB113 SLB114 Relies on combination of rational design and directed evolution mdx DMD Wild Type Employs RNA for positive cardiac selection and DNA for negative liver selection Enhancement of RNA pool using Magnetic Instant Capture (MagIC Beads) technology AAV9 AAV-SLB101 AAV9 AAV-SLB101 © 2022 Solid Biosciences 23

Single Manufacturing Approach Across All Programs Utilizing Transient Transfection Combined Company Will Have Fully Integrated CMC Regulatory Teams Supporting PD/AD/QA/QC* Established commercially scalable process with a known regulatory pathway that we believe can be leveraged to move programs quickly towards commercialization Highly potent drug product demonstrating high levels of in vitro and in vivo transgene expression High quality product with desired quality attributes supported by robust analytical data Consistent product supply with ability to dynamically leverage synergized supply chain Platform process to inform and expedite the transition of novel capsids into clinical studies * Process Development (PD), Analytical Development (AD), Quality Assurance (QA), Quality Control (QC) © 2022 Solid Biosciences 24

In Vivo Comparison Study Supports Use of TT Process and SGT-003 Capsid Process and capsid changes yielded a 2.3x improved expression for SGT-003 TT compared to SGT-001 HSV Microdystrophin Expression (WB) at 1E14 vg/kg in mdx mice ~ 2.3x 400 ~1.7x 350 Process change (HSV to TT) and AAV-SLB101 capsid combined to increase µDys by 2.3x vs SGT-001 HSV 251% 300 • Product with desired quality attributes supported by analytical data 250 ~1.4x with TT process 200 149% • Product demonstrated high levels of in vitro and in vivo transgene 108% expression vs HSV material 150 • In vivo expression increased by 1.4-2.0x in multiple mdx studies 100 • SGT-003 provided an additional increase of microdystrophin expression vs SGT-001 TT material in mdx mice 50 0 HSV TT TT SGT-001 SGT-003 28-day in vivo mdx mouse study. Microdystrophin expression measured in the quadriceps muscle using Western Blot (WB). Mean data are shown +/- SD relative a Reference of SGT-001 produced by the HSV process. n=5 per group. © 2022 Solid Biosciences 25 % of Reference

Strategic Manufacturing Partnerships And Vector Core To Support Portfolio

Our internal expertise and capabilities are complemented by a robust network of CDMO partners who provide customized and dedicated resources to support advancement of Solid's pre-clinical programs as well as early-stage pipeline programs

Process optimization and cGMP manufacturing services for FA
Manufacturing services and supply for Duchenne
SOLID BIOSCIENCES
AAVANTIBIO
Internal Capabilities
Fully Integrated and Operational R&D/PD/AD and Vector Core capabilities
Preclinical and analytical materials for proof-of-concept studies and future pipeline products
PD and GMP manufacturing services for gene therapy pipeline

© 2022 Solid Biosciences 26

Strategic Manufacturing Partnerships And Vector Core To Support Portfolio Process optimization and Manufacturing services cGMP manufacturing and supply for Duchenne Our internal expertise and services for FA capabilities are complemented by a robust network of CDMO partners who provide Internal customized and dedicated Preclinical and resources to support analytical materials Capabilities for proof-of-concept advancement of Solid’s pre- Fully Integrated and studies and future Operational R&D/PD/AD clinical programs as well as pipeline products and Vector Core early-stage pipeline programs capabilities PD and GMP manufacturing services for gene therapy pipeline © 2022 Solid Biosciences 26

Anticipated Key Value Inflection Points

Closing of Merger following Solid Shareholder Vote
Q4 2022

IND Submission for SGT-003
Mid-2023

Report functional data from IGNITE DMD
Early-2023

Initiation of Patient Dosing for SGT-003
Late-2023

IND Submission for AVB-202
2H 2024

SOLID BIOSCIENCES
© 2022 Solid Biosciences 27

Anticipated Key Value Inflection Points Closing of Merger IND Submission for Report functional data following Solid SGT-003 from IGNITE DMD Shareholder Vote Mid-2023 Early-2023 Q4 2022 Initiation of Patient IND Submission for Dosing for SGT-003 AVB-202 Late-2023 2H 2024 Solid expects to have approximately $215 million in cash and investments at transaction close, and an anticipated runway into 2025 expected to capture these key value inflection points © 2022 Solid Biosciences 27

Q&A © 2022 Solid Biosciences 28

THANK YOU © 2022 Solid Biosciences 29

Risk Factors The list below of risk factors has been prepared solely for purposes of the proposed PIPE as part of the proposed Merger between Solid and AavantiBio, and solely for potential investors in the PIPE, and not for any other purpose. The risks presented below are certain of the general risks related to the proposed combined company following the Merger, the proposed Merger and proposed PIPE, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Solid with the U.S. Securities and Exchange Commission (the “SEC”), including the documents filed or furnished in connection with the proposed transactions between Solid and AavantiBio. The risks presented in such filings may differ significantly from and be more extensive than those presented below. Investing in the PIPE immediately following the consummation of the Merger involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in the combined company, including those described below, before subscribing for the securities in the PIPE. If Solid or the combined company cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, the combined company’s business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones that Solid faces. Additional risks that Solid currently does not know about or that Solid currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the investors’ presentation and perform your own due diligence, prior to making an investment in the combined company. Risks Related to the Merger • The consummation of the Merger will be subject to a number of closing conditions and if those closing conditions are not satisfied or waived, the proposed merger agreement may be terminated in accordance with its terms and the Merger may not be completed. • The ability to successfully effect the Merger and the combined company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel. The loss of such key personnel could negatively impact the operations and financial results of the combined business. • The combined company may not timely or successfully achieve the anticipated benefits of the Merger, and the combined company may experience unexpected costs, charges or expenses resulting from the Merger. • If the Merger’s benefits do not meet the expectations of investors or securities analysts, the market price of Solid’s common stock or, following the consummation of the Merger, the combined company’s common stock may decline. • There can be no assurance that, prior to the consummation of the Merger, Solid will regain compliance with Nasdaq’s minimum bid price requirement, and Solid may need to transfer to the Nasdaq Capital Market and/or effect a reverse stock split. There can be no assurance that the combined company’s securities will be able to comply with the continued listing standards of Nasdaq. • The issuance of shares of common stock as consideration in the Merger and any equity awards that may be issued in connection with the Merger will dilute substantially the voting power of the combined company’s stockholders. • Directors of each of Solid and AavantiBio may have potential conflicts of interest in recommending that their respective company’s stockholders vote in favor of the adoption of the Merger. • Bain, Perceptive Advisors and RA Capital have significant voting power in Solid and AavantiBio and may have interests in the Merger that are different from, or in addition to, the interests of other stockholders. • Solid stockholders and AavantiBio stockholders may not realize a benefit from the Merger commensurate with the ownership dilution they will experience in connection with the Merger. • Any future legal proceedings in connection with the Merger could delay or prevent the completion of the Merger. • Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Solid’s and the combined company’s business, including Solid’s and the combined company’s ability to consummate the Merger, and results of operations. Risks Related to the Proposed PIPE • The closing of the PIPE will be contingent upon the closing of the Merger, which itself will be subject to a number of risks and uncertainties. • Solid may be unable to raise sufficient capital in the PIPE or otherwise obtain additional financing to fund the operations and growth of the combined company following the Merger. • The issuance of shares of common stock in the PIPE will dilute substantially the voting power of the combined company's stockholders. • The combined company may utilize the proceeds from the PIPE in ways that do not improve the combined company’s results of operations or enhance the value of the common stock. • Bain, Perceptive Advisor and RA Capital have aggregate indications of interest of $45 million in the PIPE, which will further increase their ownership in the combined company and may have interests in the PIPE that are different from, or in addition to, interests of other stockholders. • The securities issued in the PIPE will not initially be registered with the SEC, and prior to such registration cannot be transferred or resold except in a transaction exempt from or not subject to the registration requirements of the Securities Act and applicable state securities laws. • There can be no assurance that the PIPE shares will be approved for listing on Nasdaq or that we will be able to comply with Nasdaq's continued listing standards. © 2022 Solid Biosciences 30

Risk Factors Risks Related to the Proposed Combined Company • The combined company will incur net losses for the foreseeable future and may never achieve or maintain profitability. • The combined company will need additional funding, which may not be available on acceptable terms, or at all. Failure to obtain this necessary capital when needed may force the combined company to delay, limit or terminate its product development efforts or other operations. • Neither Solid nor AavantiBio has generated revenue from product sales and the combined company does not expect to do so for the next several years, if ever. • The combined company’s limited operating history may make it difficult for stockholders to evaluate the success of the combined company’s business and to assess its future viability. • The ongoing COVID-19 pandemic may affect the combined company’s ability to initiate and complete current or future preclinical studies or clinical trials, disrupt regulatory activities or have other adverse effects on the combined company’s business and operations. • In November 2019, the FDA placed Solid’s IGNITE DMD clinical trial on a temporary clinical hold after Solid reported a serious adverse event in the clinical trial. We cannot guarantee that similar events will not happen in the combined company’s future clinical trials. • SGT-003 and AVB-202 are gene transfer candidates based on novel technology, which makes it difficult to predict the time and cost of development and of subsequently obtaining regulatory approval for such product candidates. • The combined company’s product candidates may cause undesirable side effects or have other properties that could delay or prevent their regulatory approval, limit their commercial potential or result in significant negative consequences following any potential marketing approval. • The combined company has never completed a clinical trial, and may be unable to do so for any product candidates it may develop, including SGT-003 and AVB-202 or other future product candidates. • Success in preclinical studies or early clinical trials, including Solid’s IGNITE DMD clinical trial, may not be indicative of results obtained in later trials. • Preliminary or interim data that the combined company announces or publishes from time to time may change as more data become available and are subject to audit and verification procedures that could result in material changes in the final data. • The combined company may encounter substantial delays in its clinical trials or may fail to demonstrate safety and efficacy to the satisfaction of applicable regulatory authorities. • Even if the combined company completes the necessary clinical trials, we cannot predict when, or if, the combined company will obtain regulatory approval to commercialize SGT-003, AVB-202 or other future product candidates and any approval may be for a more narrow indication than we seek. • The combined company will face significant competition. • We have limited gene transfer manufacturing experience and the combined company could experience production problems and delays in obtaining regulatory approval of its manufacturing processes, which could result in delays in the development or commercialization of SGT-003, AVB-202 or other future product candidates. • The combined company expects to utilize third parties to conduct its product manufacturing for the foreseeable future. Therefore, the combined company will be subject to the risk that these third parties may not perform satisfactorily or meet regulatory requirements. • Negative public opinion and increased regulatory scrutiny of gene therapy may damage public perception of the safety of the combined company’s gene transfer product candidates and adversely affect the combined company’s ability to conduct its business or obtain regulatory approvals for its gene transfer product candidates. • The combined company will heavily rely on certain in-licensed patents and other intellectual property rights in connection with its development of SGT-003, AVB-202 and other future product candidates and may be required to acquire or license additional patents or other intellectual property rights to continue to develop and commercialize SGT-003, AVB-202 and other future product candidates. • If we are unable to obtain and maintain patent protection for the combined company’s product candidates, or if the scope of the patent protection obtained is not sufficiently broad, our competitors could develop and commercialize products similar or identical to ours, and our ability to successfully commercialize our product candidates may be adversely affected. • If the combined company cannot comply with Nasdaq’s continued listing standards, its common stock could be delisted. • Bain, Perceptive Advisors and RA Capital will have significant ownership of the common stock of the combined company, and may have substantial control over our business and their interests may differ from the interests of other stockholders. © 2022 Solid Biosciences 31